UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2022

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)
G Class (ACCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	-3.55%	2.48%	2.47%	—	11/30/06
Bloomberg U.S. Aggregate Bond Index	—	-4.15%	2.14%	2.24%	—	—
I Class	ACCTX	-3.45%	—	—	2.53%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		-3.79%	2.22%	2.21%	—
With sales charge		-8.14%	1.29%	1.74%	—
C Class	ACCKX	-4.51%	1.46%	1.46%	—	11/30/06
R Class	ACCPX	-4.03%	1.97%	1.97%	—	11/30/06
R5 Class	ACCUX	-3.36%	2.66%	2.67%	—	11/30/06
G Class	ACCYX	-3.04%	—	—	-2.49%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $12,762

Bloomberg U.S. Aggregate Bond Index — $12,480

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	G Class
0.56%	0.46%	0.81%	1.56%	1.06%	0.36%	0.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jeff Houston, Jason Greenblath and Charles Tan

In August 2021, Peter Van Gelderen and Jason Greenblath joined the fund’s portfolio management team, and Hando Aguilar left the team. Brian Howell also left the fund’s portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Core Plus returned -3.55%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.15%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For the full 12-month period, all sectors of the Bloomberg U.S. Aggregate Bond Index, including Treasuries, corporate bonds and mortgage-backed securities (MBS), declined. Meanwhile, soaring inflation boosted inflation-linked bonds. Against this backdrop, positions in inflation-linked bonds and our duration positioning accounted for much of Core Plus’ outperformance.

Non-Index Securities, Duration Aided Relative Returns

As inflation kept surging—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. An out-of-index position in high-yield corporate bonds also helped, as high-yield bonds broadly outperformed higher-quality securities. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Security Selection Among Securitized Issues Enhanced Relative Performance

Security selection supplied a modest lift to results. Investments in securitized debt contributed solidly, led by non-agency collateralized mortgage obligations (CMOs). Collateralized loan obligations (CLOs) also aided returns amid growing investor demand for floating-rate assets that tracked market yields higher. Selections among emerging markets debt, asset-backed securities and government bonds offset some of the positive effects from CMOs and CLOs.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues, such as CLOs, will remain healthy. We also believe select asset-backed securities, such as those tied to data infrastructure, are solid candidates for a potential rebound. We expect agency MBS may remain volatile in 2022 as the Fed reduces its MBS holdings; consequently, we anticipate our investment and positioning in agency MBS to remain nimble and opportunistic. Elsewhere, we believe corporate bonds with little exposure to event risk, including real estate investment trusts and bonds issued by financial firms and life insurers, also appear attractive.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	38.8%
U.S. Treasury Securities	23.5%
U.S. Government Agency Mortgage-Backed Securities	11.4%
Collateralized Mortgage Obligations	7.6%
Asset-Backed Securities	7.4%
Collateralized Loan Obligations	4.9%
Commercial Mortgage-Backed Securities	2.2%
Municipal Securities	1.8%
Preferred Stocks	1.6%
Sovereign Governments and Agencies	0.8%
Bank Loan Obligations	0.7%
U.S. Government Agency Securities	0.1%
Short-Term Investments	5.0%
Other Assets and Liabilities	(5.8)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$938.90	$2.61	0.54%
I Class	$1,000	$939.30	$2.13	0.44%
A Class	$1,000	$937.70	$3.82	0.79%
C Class	$1,000	$934.20	$7.43	1.54%
R Class	$1,000	$936.50	$5.02	1.04%
R5 Class	$1,000	$939.70	$1.64	0.34%
G Class	$1,000	$941.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.24	$2.72	0.54%
I Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.99	$3.98	0.79%
C Class	$1,000	$1,017.25	$7.75	1.54%
R Class	$1,000	$1,019.75	$5.24	1.04%
R5 Class	$1,000	$1,023.24	$1.72	0.34%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 38.8%
Aerospace and Defense — 0.5%
Boeing Co., 5.15%, 5/1/30	$430,000	$459,239
Boeing Co., 3.625%, 2/1/31	430,000	419,275
Boeing Co., 5.81%, 5/1/50	335,000	388,017
Raytheon Technologies Corp., 4.125%, 11/16/28	764,000	799,717
TransDigm, Inc., 4.625%, 1/15/29	600,000	561,741
		2,627,989
Air Freight and Logistics — 0.1%
GXO Logistics, Inc., 2.65%, 7/15/31(1)	438,000	380,499
Airlines — 1.3%
Air Canada, 3.875%, 8/15/26(1)	1,910,000	1,804,941
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	1,809,000	1,825,109
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(1)	624,584	575,976
British Airways 2021-1 Class B Pass Through Trust, 3.90%, 3/15/33(1)	350,558	328,215
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	814,000	821,655
United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 7/15/27	307,584	304,003
United Airlines, Inc., 4.625%, 4/15/29(1)	962,000	916,040
		6,575,939
Auto Components — 0.1%
Aptiv PLC, 3.10%, 12/1/51	410,000	326,868
Aptiv PLC / Aptiv Corp., 3.25%, 3/1/32	115,000	109,141
		436,009
Automobiles — 0.8%
Ford Motor Credit Co. LLC, 3.10%, 5/4/23	1,000,000	1,000,000
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	850,000	831,750
Ford Motor Credit Co. LLC, 2.90%, 2/10/29	682,000	608,426
General Motors Co., 5.15%, 4/1/38	532,000	542,022
General Motors Financial Co., Inc., 2.75%, 6/20/25	929,000	903,323
General Motors Financial Co., Inc., 2.40%, 10/15/28	435,000	390,190
		4,275,711
Banks — 3.8%
Banco Santander SA, 5.18%, 11/19/25	400,000	413,909
Banco Santander SA, VRN, 1.72%, 9/14/27	400,000	361,872
Banco Santander SA, VRN, 4.18%, 3/24/28	200,000	201,149
Bank of America Corp., VRN, 3.38%, 4/2/26	505,000	504,534
Bank of America Corp., VRN, 2.55%, 2/4/28	303,000	289,810
Bank of America Corp., VRN, 3.42%, 12/20/28	1,402,000	1,388,878
Bank of America Corp., VRN, 2.88%, 10/22/30	1,447,000	1,373,965
Bank of America Corp., VRN, 2.48%, 9/21/36	390,000	335,922
Bank of America Corp., VRN, 3.85%, 3/8/37	418,000	400,868
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(1)	469,000	425,846
BNP Paribas SA, VRN, 4.375%, 3/1/33(1)	490,000	486,854
Citigroup, Inc., VRN, 2.01%, 1/25/26	504,000	485,565
Citigroup, Inc., VRN, 3.07%, 2/24/28	741,000	722,524

	Principal Amount/Shares	Value
Citigroup, Inc., VRN, 3.52%, 10/27/28	$1,126,000	$1,116,984
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(1)	625,000	600,989
FNB Corp., 2.20%, 2/24/23	592,000	588,746
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	505,000	495,474
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	360,000	327,824
Intesa Sanpaolo SpA, VRN, 4.20%, 6/1/32(1)	1,150,000	1,018,438
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	420,000	391,600
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	436,000	425,976
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	1,928,000	1,778,556
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	570,000	529,068
National Australia Bank Ltd., 2.33%, 8/21/30(1)	356,000	310,180
Societe Generale SA, VRN, 1.79%, 6/9/27(1)	460,000	415,140
Societe Generale SA, VRN, 4.03%, 1/21/43(1)	240,000	209,137
Swedbank AB, 3.36%, 4/4/25(1)(2)	200,000	200,750
UniCredit SpA, VRN, 3.13%, 6/3/32(1)	950,000	836,614
UniCredit SpA, VRN, 5.86%, 6/19/32(1)	900,000	885,314
US Bancorp, VRN, 2.49%, 11/3/36	540,000	485,160
Wells Fargo & Co., VRN, 3.53%, 3/24/28	421,000	420,491
Wells Fargo & Co., VRN, 3.07%, 4/30/41	770,000	694,675
Westpac Banking Corp., VRN, 2.89%, 2/4/30	265,000	255,658
Westpac Banking Corp., VRN, 3.02%, 11/18/36	295,000	262,609
		19,641,079
Beverages — 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	988,000	1,100,379
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	759,000	823,629
		1,924,008
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29	634,000	627,140
AbbVie, Inc., 4.40%, 11/6/42	520,000	550,198
		1,177,338
Building Products — 0.5%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	1,213,000	1,195,411
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	240,000	223,882
Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	220,000	215,712
Standard Industries, Inc., 4.375%, 7/15/30(1)	914,000	838,321
		2,473,326
Capital Markets — 4.0%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	1,211,000	1,093,801
Blackstone Private Credit Fund, 2.625%, 12/15/26(1)	448,000	403,891
Blackstone Private Credit Fund, 3.25%, 3/15/27(1)	758,000	695,877
Blackstone Secured Lending Fund, 2.85%, 9/30/28(1)	355,000	308,400
Blue Owl Finance LLC, 3.125%, 6/10/31(1)	109,000	92,941
Blue Owl Finance LLC, 4.125%, 10/7/51(1)	257,000	204,453
Charles Schwab Corp., 2.45%, 3/3/27	237,000	230,481
Coinbase Global, Inc., 3.375%, 10/1/28(1)	1,108,000	980,248
Deutsche Bank AG, VRN, 2.31%, 11/16/27	598,000	548,907
Deutsche Bank AG, VRN, 4.30%, 5/24/28	1,295,000	1,282,199
Deutsche Bank AG, VRN, 4.875%, 12/1/32	595,000	571,781
FS KKR Capital Corp., 4.25%, 2/14/25(1)	151,000	148,696
FS KKR Capital Corp., 3.125%, 10/12/28	318,000	284,125
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	1,500,000	1,463,306

	Principal Amount/Shares	Value
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	$1,681,000	$1,564,585
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	1,100,000	1,109,550
Golub Capital BDC, Inc., 2.50%, 8/24/26	213,000	195,975
Hercules Capital, Inc., 2.625%, 9/16/26	392,000	360,642
Hercules Capital, Inc., 3.375%, 1/20/27	349,000	328,199
LPL Holdings, Inc., 4.625%, 11/15/27(1)	973,000	957,802
Main Street Capital Corp., 3.00%, 7/14/26	356,000	330,544
Morgan Stanley, VRN, 0.53%, 1/25/24	1,562,000	1,537,208
Morgan Stanley, VRN, 2.63%, 2/18/26	2,030,000	1,992,782
Morgan Stanley, VRN, 2.48%, 9/16/36	401,000	344,467
Owl Rock Capital Corp., 3.40%, 7/15/26	150,000	141,054
Owl Rock Capital Corp., 2.625%, 1/15/27	287,000	257,676
Owl Rock Core Income Corp., 3.125%, 9/23/26(1)	804,000	727,594
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)	618,000	649,997
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	31,000	30,626
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	518,000	468,622
Prospect Capital Corp., 3.71%, 1/22/26	518,000	488,901
Prospect Capital Corp., 3.44%, 10/15/28	193,000	165,186
UBS Group AG, VRN, 1.49%, 8/10/27(1)	595,000	540,929
		20,501,445
Chemicals — 0.3%
CF Industries, Inc., 5.15%, 3/15/34	410,000	456,322
CF Industries, Inc., 4.95%, 6/1/43	300,000	323,215
Tronox, Inc., 4.625%, 3/15/29(1)	710,000	665,593
		1,445,130
Commercial Services and Supplies — 0.1%
Waste Connections, Inc., 3.20%, 6/1/32	200,000	195,362
Waste Connections, Inc., 2.95%, 1/15/52	382,000	326,907
		522,269
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32	590,000	513,175
Construction Materials — 0.2%
Cemex SAB de CV, 5.20%, 9/17/30(1)	500,000	498,265
Eagle Materials, Inc., 2.50%, 7/1/31	413,000	367,499
		865,764
Consumer Finance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	563,000	520,284
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	496,000	445,561
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	170,000	149,560
Ally Financial, Inc., 5.75%, 11/20/25	965,000	1,015,613
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	347,000	342,683
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(1)	53,000	52,368
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(1)	193,000	170,830
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(1)	840,000	748,465
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)	560,000	500,959
SLM Corp., 3.125%, 11/2/26	549,000	510,383
		4,456,706
Containers and Packaging — 0.1%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.00%, 9/1/29(1)	1,000	902

	Principal Amount/Shares	Value
Sonoco Products Co., 2.25%, 2/1/27	$564,000	$534,941
		535,843
Diversified Consumer Services — 0.1%
Novant Health, Inc., 3.17%, 11/1/51	325,000	294,152
Pepperdine University, 3.30%, 12/1/59	357,000	328,443
		622,595
Diversified Financial Services — 0.7%
Antares Holdings LP, 2.75%, 1/15/27(1)	366,000	322,281
Antares Holdings LP, 3.75%, 7/15/27(1)	1,430,000	1,321,686
Block Financial LLC, 3.875%, 8/15/30	616,000	606,025
Corebridge Financial, Inc., 3.85%, 4/5/29(1)(2)	279,000	278,665
Corebridge Financial, Inc., 4.35%, 4/5/42(1)(2)	128,000	128,064
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	900,000	968,346
		3,625,067
Diversified Telecommunication Services — 1.5%
AT&T, Inc., 4.35%, 3/1/29	1,105,000	1,170,580
AT&T, Inc., 5.25%, 3/1/37	993,000	1,132,016
AT&T, Inc., 4.90%, 8/15/37	460,000	507,963
AT&T, Inc., 5.15%, 3/15/42	575,000	648,333
AT&T, Inc., 4.80%, 6/15/44	117,000	124,828
AT&T, Inc., 4.55%, 3/9/49	475,000	498,882
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	439,000	414,050
Ooredoo International Finance Ltd., 3.25%, 2/21/23	147,000	148,016
Ooredoo International Finance Ltd., 2.625%, 4/8/31(1)	300,000	282,080
Telecom Italia Capital SA, 6.375%, 11/15/33	695,000	665,463
Telefonica Emisiones SA, 4.90%, 3/6/48	925,000	960,117
Verizon Communications, Inc., 4.33%, 9/21/28	446,000	471,185
Verizon Communications, Inc., 1.75%, 1/20/31	565,000	493,391
Verizon Communications, Inc., 3.40%, 3/22/41	319,000	299,890
		7,816,794
Electric Utilities — 1.7%
AEP Texas, Inc., 2.10%, 7/1/30	432,000	385,438
Baltimore Gas and Electric Co., 2.25%, 6/15/31	334,000	304,479
Commonwealth Edison Co., 3.20%, 11/15/49	400,000	369,299
Duke Energy Carolinas LLC, 2.55%, 4/15/31	188,000	176,637
Duke Energy Corp., 2.55%, 6/15/31	230,000	210,646
Duke Energy Florida LLC, 1.75%, 6/15/30	339,000	302,187
Duke Energy Florida LLC, 3.85%, 11/15/42	147,000	145,586
Duke Energy Progress LLC, 4.15%, 12/1/44	606,000	626,531
Entergy Arkansas LLC, 2.65%, 6/15/51	232,000	190,103
Exelon Corp., 4.45%, 4/15/46	275,000	288,367
Exelon Corp., 4.10%, 3/15/52(1)	100,000	101,867
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	771,850	694,206
Florida Power & Light Co., 2.45%, 2/3/32	294,000	276,912
Florida Power & Light Co., 4.125%, 2/1/42	310,000	327,662
Indiana Michigan Power Co., 3.25%, 5/1/51	214,000	191,834
MidAmerican Energy Co., 4.40%, 10/15/44	408,000	439,618
Northern States Power Co., 3.20%, 4/1/52	300,000	283,719
NRG Energy, Inc., 2.00%, 12/2/25(1)	1,020,000	960,347
NRG Energy, Inc., 3.875%, 2/15/32(1)	333,000	293,701
Pacific Gas and Electric Co., 4.20%, 6/1/41	195,000	169,950

	Principal Amount/Shares	Value
PacifiCorp, 3.30%, 3/15/51	$422,000	$388,784
Public Service Electric and Gas Co., 3.10%, 3/15/32	290,000	286,844
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	455,000	389,760
Union Electric Co., 3.90%, 4/1/52(2)	294,000	304,544
Xcel Energy, Inc., 3.40%, 6/1/30	436,000	435,817
		8,544,838
Energy Equipment and Services — 0.2%
Halliburton Co., 2.92%, 3/1/30	470,000	454,917
Helmerich & Payne, Inc., 2.90%, 9/29/31(1)	688,000	630,306
		1,085,223
Entertainment — 0.6%
Magallanes, Inc., 3.76%, 3/15/27(1)	314,000	313,952
Magallanes, Inc., 5.05%, 3/15/42(1)	199,000	203,398
Magallanes, Inc., 5.14%, 3/15/52(1)	431,000	441,978
Netflix, Inc., 5.875%, 2/15/25	235,000	250,960
Netflix, Inc., 3.625%, 6/15/25(1)	109,000	109,715
Netflix, Inc., 4.875%, 4/15/28	909,000	954,723
Netflix, Inc., 5.875%, 11/15/28	220,000	243,056
Walt Disney Co., 4.70%, 3/23/50	265,000	308,709
		2,826,491
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Finance Trust, Inc. / American Finance Operating Partner LP, 4.50%, 9/30/28(1)	1,740,000	1,569,576
American Tower Corp., 3.95%, 3/15/29	95,000	95,241
American Tower Corp., 4.05%, 3/15/32(2)	217,000	217,775
Broadstone Net Lease LLC, 2.60%, 9/15/31	305,000	272,111
Corporate Office Properties LP, 2.00%, 1/15/29	630,000	555,192
EPR Properties, 4.75%, 12/15/26	396,000	396,703
EPR Properties, 4.95%, 4/15/28	1,477,000	1,479,555
EPR Properties, 3.60%, 11/15/31	200,000	181,666
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	530,000	554,398
IIP Operating Partnership LP, 5.50%, 5/25/26	1,250,000	1,248,882
LXP Industrial Trust, 2.375%, 10/1/31	725,000	644,346
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	630,000	641,340
National Health Investors, Inc., 3.00%, 2/1/31	1,030,000	897,755
National Retail Properties, Inc., 4.80%, 10/15/48	340,000	367,583
Office Properties Income Trust, 2.40%, 2/1/27	465,000	414,320
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co. - Issuer, 5.875%, 10/1/28(1)	269,000	269,186
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	280,000	247,803
Piedmont Operating Partnership LP, 2.75%, 4/1/32	485,000	433,014
Rexford Industrial Realty LP, 2.15%, 9/1/31	575,000	500,076
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27	366,000	352,886
Sabra Health Care LP, 3.20%, 12/1/31	789,000	705,433
STORE Capital Corp., 4.625%, 3/15/29	205,000	213,115
STORE Capital Corp., 2.70%, 12/1/31	974,000	864,415
Tanger Properties LP, 2.75%, 9/1/31	1,130,000	982,065
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	920,000	889,888
XHR LP, 6.375%, 8/15/25(1)	518,000	534,519
		15,528,843

	Principal Amount/Shares	Value
Food and Staples Retailing — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.875%, 2/15/30(1)	$910,000	$887,819
Sysco Corp., 3.30%, 7/15/26	70,000	70,409
Sysco Corp., 5.95%, 4/1/30	916,000	1,063,867
United Natural Foods, Inc., 6.75%, 10/15/28(1)	710,000	728,588
		2,750,683
Food Products — 0.6%
JDE Peet's NV, 2.25%, 9/24/31(1)	667,000	580,986
Kraft Heinz Foods Co., 5.00%, 6/4/42	525,000	561,409
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	719,000	672,624
US Foods, Inc., 4.75%, 2/15/29(1)	690,000	658,995
US Foods, Inc., 4.625%, 6/1/30(1)	864,000	800,893
		3,274,907
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(1)	519,000	451,579
Health Care Equipment and Supplies — 0.3%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	485,000	456,545
Baxter International, Inc., 1.92%, 2/1/27(1)	472,000	441,848
Baxter International, Inc., 2.54%, 2/1/32(1)	650,000	594,266
		1,492,659
Health Care Providers and Services — 1.1%
Centene Corp., 4.625%, 12/15/29	800,000	807,872
Centene Corp., 3.375%, 2/15/30	526,000	495,860
CVS Health Corp., 1.75%, 8/21/30	380,000	333,514
CVS Health Corp., 4.78%, 3/25/38	362,000	396,558
Duke University Health System, Inc., 3.92%, 6/1/47	128,000	133,736
HCA, Inc., 2.375%, 7/15/31	325,000	290,994
HCA, Inc., 3.50%, 7/15/51	430,000	374,334
Humana, Inc., 2.15%, 2/3/32	568,000	498,655
Kaiser Foundation Hospitals, 3.00%, 6/1/51	240,000	212,474
Roche Holdings, Inc., 2.61%, 12/13/51(1)	560,000	486,178
Universal Health Services, Inc., 1.65%, 9/1/26(1)	807,000	741,486
Universal Health Services, Inc., 2.65%, 10/15/30(1)	872,000	792,898
		5,564,559
Hotels, Restaurants and Leisure — 0.9%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	653,000	611,371
Carnival Corp., 5.75%, 3/1/27(1)	980,000	935,900
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	551,000	518,285
International Game Technology PLC, 5.25%, 1/15/29(1)	1,175,000	1,173,385
Marriott International, Inc., 3.50%, 10/15/32	525,000	500,694
Penn National Gaming, Inc., 4.125%, 7/1/29(1)	441,000	395,268
Scientific Games International, Inc., 7.25%, 11/15/29(1)	620,000	650,780
		4,785,683
Household Durables — 0.6%
D.R. Horton, Inc., 2.50%, 10/15/24	452,000	446,079
KB Home, 4.80%, 11/15/29	935,000	904,290
Meritage Homes Corp., 3.875%, 4/15/29(1)	630,000	601,398
Safehold Operating Partnership LP, 2.85%, 1/15/32	853,000	753,597
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	493,000	423,477
		3,128,841

	Principal Amount/Shares	Value
Insurance — 1.3%
Alleghany Corp., 3.25%, 8/15/51	$170,000	$148,050
American International Group, Inc., 6.25%, 5/1/36	522,000	647,264
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	350,000	303,462
Athene Global Funding, 1.99%, 8/19/28(1)	424,000	373,124
Brighthouse Financial Global Funding, 2.00%, 6/28/28(1)	347,000	309,423
GA Global Funding Trust, 2.90%, 1/6/32(1)	395,000	359,662
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	322,000	288,634
Global Atlantic Fin Co., VRN, 4.70%, 10/15/51(1)	855,000	810,113
Guardian Life Global Funding, 1.625%, 9/16/28(1)	613,000	538,834
Hill City Funding Trust, 4.05%, 8/15/41(1)	962,000	808,986
Protective Life Global Funding, 3.22%, 3/28/25(1)	189,000	188,817
Prudential Financial, Inc., VRN, 5.125%, 3/1/52	497,000	503,039
RGA Global Funding, 2.70%, 1/18/29(1)	540,000	508,769
SBL Holdings, Inc., 5.125%, 11/13/26(1)	395,000	399,592
SBL Holdings, Inc., VRN, 6.50%(1)(3)	591,000	540,765
		6,728,534
IT Services — 0.1%
Fiserv, Inc., 2.65%, 6/1/30	480,000	443,713
Life Sciences Tools and Services — 0.2%
Danaher Corp., 2.80%, 12/10/51	405,000	345,174
Illumina, Inc., 2.55%, 3/23/31	613,000	558,150
		903,324
Machinery — 0.1%
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	601,000	633,810
Media — 1.5%
AMC Networks, Inc., 4.25%, 2/15/29	586,000	547,617
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	301,000	250,920
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	630,000	626,909
Comcast Corp., 3.75%, 4/1/40	588,000	594,119
Discovery Communications LLC, 4.65%, 5/15/50	320,000	311,534
DISH DBS Corp., 5.25%, 12/1/26(1)	555,000	529,678
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	703,000	673,123
Omnicom Group, Inc., 2.60%, 8/1/31	410,000	379,733
Paramount Global, 4.20%, 6/1/29	355,000	359,519
Paramount Global, 4.375%, 3/15/43	350,000	334,032
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,045,000	933,707
Time Warner Cable LLC, 4.50%, 9/15/42	845,000	783,645
VTR Finance NV, 6.375%, 7/15/28(1)	1,350,000	1,310,519
		7,635,055
Metals and Mining — 1.5%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	940,000	922,342
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	1,384,000	1,367,863
Freeport-McMoRan, Inc., 4.625%, 8/1/30	1,891,000	1,935,722
Glencore Funding LLC, 2.625%, 9/23/31(1)	580,000	519,815
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	653,000	613,027
Novelis Corp., 4.75%, 1/30/30(1)	775,000	753,866
Novelis Corp., 3.875%, 8/15/31(1)	320,000	293,214
Nucor Corp., 3.125%, 4/1/32	200,000	193,556
Steel Dynamics, Inc., 3.45%, 4/15/30	245,000	241,705

	Principal Amount/Shares	Value
Teck Resources Ltd., 6.25%, 7/15/41	$540,000	$647,197
		7,488,307
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	918,000	866,968
Multi-Utilities — 0.6%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(1)	405,000	378,440
Ameren Corp., 3.50%, 1/15/31	577,000	570,046
CenterPoint Energy, Inc., 4.25%, 11/1/28	150,000	154,582
CenterPoint Energy, Inc., 2.65%, 6/1/31	408,000	376,967
Dominion Energy, Inc., 4.90%, 8/1/41	378,000	410,082
NiSource, Inc., 5.65%, 2/1/45	375,000	426,497
Sempra Energy, 3.25%, 6/15/27	317,000	313,010
WEC Energy Group, Inc., 1.375%, 10/15/27	680,000	612,865
		3,242,489
Multiline Retail — 0.2%
Dollar Tree, Inc., 2.65%, 12/1/31	605,000	553,903
Target Corp., 2.95%, 1/15/52	415,000	382,429
		936,332
Oil, Gas and Consumable Fuels — 2.6%
Aker BP ASA, 3.75%, 1/15/30(1)	619,000	606,568
Aker BP ASA, 4.00%, 1/15/31(1)	242,000	241,476
Antero Resources Corp., 7.625%, 2/1/29(1)	578,000	625,896
BP Capital Markets America, Inc., 3.06%, 6/17/41	330,000	296,885
Cenovus Energy, Inc., 2.65%, 1/15/32	340,000	308,523
Continental Resources, Inc., 2.27%, 11/15/26(1)	430,000	402,050
Continental Resources, Inc., 2.875%, 4/1/32(1)	271,000	242,084
Diamondback Energy, Inc., 3.50%, 12/1/29	410,000	406,602
Diamondback Energy, Inc., 4.25%, 3/15/52	88,000	87,198
Enbridge, Inc., 3.40%, 8/1/51	160,000	142,393
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	80,000	79,459
Energy Transfer LP, 5.25%, 4/15/29	773,000	826,191
Energy Transfer LP, 4.90%, 3/15/35	443,000	449,389
Enterprise Products Operating LLC, 4.85%, 3/15/44	528,000	561,369
Enterprise Products Operating LLC, 3.30%, 2/15/53	288,000	246,679
Equinor ASA, 3.25%, 11/18/49	249,000	235,613
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	442,175	400,475
Geopark Ltd., 5.50%, 1/17/27(1)	200,000	190,848
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	351,000	415,814
MEG Energy Corp., 5.875%, 2/1/29(1)	980,000	995,342
MPLX LP, 4.95%, 3/14/52	420,000	438,392
Petroleos Mexicanos, 3.50%, 1/30/23	626,000	626,864
Petroleos Mexicanos, 6.50%, 3/13/27	727,000	739,526
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	44,905
SA Global Sukuk Ltd., 2.69%, 6/17/31(1)	1,135,000	1,076,668
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	755,000	798,752
Southwestern Energy Co., 5.375%, 3/15/30	972,000	989,166
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	316,000	308,626
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33(1)	407,000	389,867
		13,173,620
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(1)	475,000	449,002

	Principal Amount/Shares	Value
Personal Products — 0.1%
GSK Consumer Healthcare Capital PLC, 4.00%, 3/24/52(1)	$275,000	$275,956
Pharmaceuticals — 0.4%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	538,000	527,005
Bristol-Myers Squibb Co., 2.55%, 11/13/50	404,000	336,468
Merck & Co., Inc., 1.70%, 6/10/27	420,000	398,134
Royalty Pharma PLC, 2.20%, 9/2/30	682,000	597,300
Viatris, Inc., 4.00%, 6/22/50	175,000	147,594
		2,006,501
Real Estate Management and Development — 0.3%
Essential Properties LP, 2.95%, 7/15/31	421,000	369,177
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(1)	410,000	375,692
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	872,000	803,330
		1,548,199
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	347,000	368,740
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	240,000	228,092
DAE Funding LLC, 1.55%, 8/1/24(1)	456,000	431,073
DAE Funding LLC, 3.375%, 3/20/28(1)	912,000	857,280
Union Pacific Corp., 3.55%, 8/15/39	654,000	646,965
		2,532,150
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom, Inc., 4.00%, 4/15/29(1)(2)	238,000	238,285
Broadcom, Inc., 4.75%, 4/15/29	377,000	396,809
Intel Corp., 2.80%, 8/12/41	755,000	669,217
Microchip Technology, Inc., 4.25%, 9/1/25	1,195,000	1,210,399
Qorvo, Inc., 4.375%, 10/15/29	549,000	550,208
Qorvo, Inc., 3.375%, 4/1/31(1)	386,000	351,617
		3,416,535
Software — 0.2%
NCR Corp., 5.125%, 4/15/29(1)	580,000	558,276
Oracle Corp., 3.60%, 4/1/40	470,000	408,696
Workday, Inc., 3.70%, 4/1/29(2)	178,000	178,558
		1,145,530
Specialty Retail — 0.8%
AutoNation, Inc., 1.95%, 8/1/28	330,000	296,021
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	630,000	578,302
Home Depot, Inc., 3.90%, 6/15/47	371,000	388,081
Home Depot, Inc., 2.375%, 3/15/51	292,000	234,915
Lowe's Cos., Inc., 2.625%, 4/1/31	1,055,000	990,218
Lowe's Cos., Inc., 4.25%, 4/1/52	890,000	921,979
Michaels Cos., Inc., 5.25%, 5/1/28(1)	435,000	399,930
Victoria's Secret & Co., 4.625%, 7/15/29(1)	400,000	360,750
		4,170,196
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc., 2.65%, 2/8/51	795,000	687,991
Dell International LLC / EMC Corp., 5.30%, 10/1/29	230,000	250,922
Dell International LLC / EMC Corp., 8.10%, 7/15/36	295,000	388,902
Dell International LLC / EMC Corp., 3.375%, 12/15/41(1)	595,000	501,180
HP, Inc., 4.00%, 4/15/29	220,000	219,379

	Principal Amount/Shares	Value
HP, Inc., 4.20%, 4/15/32	$203,000	$202,550
Seagate HDD Cayman, 4.875%, 3/1/24	188,000	191,964
		2,442,888
Thrifts and Mortgage Finance — 0.6%
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	1,155,000	1,072,706
Nationwide Building Society, VRN, 4.125%, 10/18/32(1)	790,000	778,782
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/26(1)	1,258,000	1,157,738
		3,009,226
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(1)	779,000	794,237
BOC Aviation Ltd., 1.75%, 1/21/26	500,000	464,534
		1,258,771
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	513,000	484,590
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., 3.80%, 3/15/32(1)	132,000	131,143
Sprint Corp., 7.625%, 2/15/25	1,030,000	1,123,931
T-Mobile USA, Inc., 4.75%, 2/1/28	986,000	1,003,156
T-Mobile USA, Inc., 3.50%, 4/15/31	486,000	458,075
T-Mobile USA, Inc., 3.50%, 4/15/31(1)	300,000	282,762
T-Mobile USA, Inc., 3.40%, 10/15/52(1)	200,000	170,814
Vodafone Group PLC, VRN, 4.125%, 6/4/81	585,000	532,479
		3,702,360
TOTAL CORPORATE BONDS (Cost $213,440,873)		198,345,048
U.S. TREASURY SECURITIES — 23.5%
U.S. Treasury Bonds, 4.375%, 11/15/39(4)	600,000	763,395
U.S. Treasury Bonds, 1.125%, 5/15/40(4)	400,000	315,523
U.S. Treasury Bonds, 1.125%, 8/15/40(4)	1,800,000	1,412,508
U.S. Treasury Bonds, 1.875%, 2/15/41	5,500,000	4,901,553
U.S. Treasury Bonds, 2.25%, 5/15/41	1,400,000	1,322,781
U.S. Treasury Bonds, 2.00%, 11/15/41	3,400,000	3,077,531
U.S. Treasury Bonds, 3.125%, 11/15/41	638,000	688,479
U.S. Treasury Bonds, 2.375%, 2/15/42	4,700,000	4,534,766
U.S. Treasury Bonds, 3.125%, 2/15/42	1,500,000	1,620,703
U.S. Treasury Bonds, 3.00%, 5/15/42	2,800,000	2,968,328
U.S. Treasury Bonds, 2.75%, 11/15/42	1,085,000	1,102,992
U.S. Treasury Bonds, 2.875%, 5/15/43	400,000	414,492
U.S. Treasury Bonds, 3.125%, 8/15/44(4)	200,000	216,445
U.S. Treasury Bonds, 3.00%, 11/15/44	200,000	212,180
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	213,512
U.S. Treasury Bonds, 3.375%, 11/15/48	1,000,000	1,171,992
U.S. Treasury Bonds, 2.25%, 8/15/49	2,400,000	2,285,063
U.S. Treasury Bonds, 2.375%, 11/15/49	2,390,000	2,340,893
U.S. Treasury Bonds, 1.625%, 11/15/50	600,000	492,422
U.S. Treasury Bonds, 1.875%, 2/15/51	1,500,000	1,312,559
U.S. Treasury Bonds, 2.375%, 5/15/51	4,700,000	4,611,232
U.S. Treasury Bonds, 2.00%, 8/15/51	6,700,000	6,046,750
U.S. Treasury Bonds, 2.25%, 2/15/52	6,000,000	5,756,250
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	1,048,980	1,116,621
U.S. Treasury Notes, 0.125%, 2/28/23(4)	1,000,000	986,607

	Principal Amount/Shares	Value
U.S. Treasury Notes, 0.875%, 1/31/24	$14,000,000	$13,645,625
U.S. Treasury Notes, 1.50%, 2/29/24	8,000,000	7,884,062
U.S. Treasury Notes, 1.00%, 12/15/24	10,000,000	9,611,523
U.S. Treasury Notes, 1.125%, 1/15/25(4)	21,000,000	20,223,985
U.S. Treasury Notes, 1.75%, 3/15/25	5,000,000	4,894,531
U.S. Treasury Notes, 1.25%, 11/30/26	2,500,000	2,365,674
U.S. Treasury Notes, 1.875%, 2/28/27	4,100,000	3,990,773
U.S. Treasury Notes, 2.50%, 3/31/27	2,500,000	2,505,750
U.S. Treasury Notes, 1.875%, 2/28/29	2,930,000	2,829,052
U.S. Treasury Notes, 1.875%, 2/15/32	2,700,000	2,593,266
TOTAL U.S. TREASURY SECURITIES (Cost $125,548,599)		120,429,818
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, VRN, 2.36%, (1-year H15T1Y plus 2.26%), 4/1/37	26,292	27,558
FHLMC, VRN, 2.11%, (12-month LIBOR plus 1.86%), 7/1/41	72,743	76,012
FHLMC, VRN, 1.88%, (12-month LIBOR plus 1.63%), 8/1/46	104,307	107,577
FHLMC, VRN, 3.10%, (12-month LIBOR plus 1.64%), 9/1/47	54,382	55,224
FNMA, VRN, 1.76%, (6-month LIBOR plus 1.57%), 6/1/35	10,394	10,787
FNMA, VRN, 2.68%, (12-month LIBOR plus 1.61%), 4/1/46	303,020	312,270
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	21,660	21,821
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	228,150	233,025
		844,274
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 11.2%
FHLMC, 6.00%, 9/1/35	193,430	215,328
FHLMC, 6.00%, 2/1/38	96,308	107,681
FHLMC, 3.00%, 7/1/51	1,817,648	1,785,845
FHLMC, 3.00%, 7/1/51	1,813,438	1,777,636
FHLMC, 2.50%, 10/1/51	1,309,832	1,257,640
FHLMC, 3.00%, 12/1/51	1,819,200	1,782,189
FNMA, 6.00%, 12/1/33	136,589	151,240
FNMA, 3.50%, 3/1/34	514,772	528,720
FNMA, 6.00%, 9/1/37	134,050	149,666
FNMA, 6.00%, 11/1/37	167,194	186,760
FNMA, 4.50%, 4/1/39	161,515	171,980
FNMA, 4.50%, 5/1/39	459,581	489,360
FNMA, 6.50%, 5/1/39	73,827	81,526
FNMA, 4.50%, 10/1/39	819,937	873,034
FNMA, 4.00%, 8/1/41	671,691	703,157
FNMA, 3.50%, 10/1/41	479,328	489,003
FNMA, 3.50%, 2/1/42	338,749	345,654
FNMA, 3.50%, 5/1/42	216,348	220,729
FNMA, 3.50%, 6/1/42	1,762,142	1,798,060
FNMA, 3.50%, 8/1/42	527,311	538,058
FNMA, 3.50%, 9/1/42	156,084	159,248
FNMA, 3.50%, 5/1/45	342,825	349,030
FNMA, 4.00%, 11/1/45	371,012	385,245
FNMA, 4.00%, 11/1/45	156,857	162,867
FNMA, 4.00%, 2/1/46	569,522	594,164
FNMA, 4.00%, 4/1/46	497,161	515,393
FNMA, 3.50%, 2/1/47	842,149	855,237
FNMA, 3.00%, 10/1/51	4,393,123	4,303,547

	Principal Amount/Shares	Value
FNMA, 2.50%, 12/1/51	$483,439	$462,026
FNMA, 2.50%, 1/1/52	937,909	896,366
FNMA, 3.00%, 2/1/52	1,792,595	1,759,484
FNMA, 3.00%, 2/1/52	4,385,704	4,296,944
FNMA, 4.00%, 6/1/57	485,591	510,989
FNMA, 4.00%, 11/1/59	487,444	512,318
GNMA, 4.00%, TBA	4,935,000	5,033,700
GNMA, 7.00%, 11/15/22	12	12
GNMA, 7.00%, 4/20/26	91	96
GNMA, 7.50%, 8/15/26	199	211
GNMA, 8.00%, 8/15/26	82	87
GNMA, 8.00%, 6/15/27	297	298
GNMA, 7.00%, 2/15/28	32	33
GNMA, 6.50%, 3/15/28	403	431
GNMA, 6.50%, 5/15/28	1,346	1,439
GNMA, 7.00%, 5/15/31	1,259	1,382
GNMA, 5.50%, 12/15/32	47,552	52,951
GNMA, 4.50%, 8/15/33	62,656	67,318
GNMA, 6.00%, 9/20/38	50,328	55,506
GNMA, 5.50%, 11/15/38	52,665	57,242
GNMA, 5.50%, 11/15/38	18,337	19,614
GNMA, 6.00%, 1/20/39	11,554	12,830
GNMA, 4.50%, 4/15/39	81,167	87,350
GNMA, 4.50%, 6/15/39	184,611	199,262
GNMA, 4.50%, 1/15/40	122,868	132,413
GNMA, 4.50%, 4/15/40	118,830	128,002
GNMA, 4.00%, 7/15/40	81,051	84,511
GNMA, 4.50%, 12/15/40	244,244	263,780
GNMA, 3.50%, 6/20/42	547,831	562,666
GNMA, 3.50%, 6/20/51	1,060,389	1,068,730
GNMA, 2.50%, 9/20/51	1,788,819	1,737,871
UMBS, 3.50%, TBA	10,951,000	10,973,244
UMBS, 4.00%, TBA	7,395,000	7,549,833
		57,506,936
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $59,701,514)		58,351,210
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.6%
Private Sponsor Collateralized Mortgage Obligations — 7.0%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 3/25/35	131,334	132,960
Arroyo Mortgage Trust, Series 2020-1, Class M1, 4.28%, 3/25/55(1)	2,166,000	2,148,835
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.76%, 6/25/34	63,558	64,150
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	37,017	37,506
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.81%, (1-month LIBOR plus 3.35%), 10/25/27(1)	459,791	461,929
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.36%, (1-month LIBOR plus 2.90%), 4/25/28(1)	1,561,192	1,556,902
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.41%, (1-month LIBOR plus 1.95%), 7/25/29(1)	309,000	307,454
Bellemeade Re Ltd., Series 2021-3A, Class M1B, VRN, 1.50%, (30-day average SOFR plus 1.40%), 9/25/31(1)	1,925,000	1,873,874

	Principal Amount/Shares	Value
Citigroup Mortgage Loan Trust, Series 2015-PS1, Class B3, VRN, 5.25%, 9/25/42(1)	$536,111	$537,598
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	319,372	324,338
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,953	2,810
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class B2, VRN, 3.39%, 4/25/65(1)	1,616,300	1,594,500
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class B1, VRN, 4.07%, 7/25/49(1)	1,155,243	1,097,305
Credit Suisse Mortgage Trust, Series 2019-NQM1, Class B1, VRN, 3.89%, 10/25/59(1)	1,070,850	1,039,295
Eagle RE Ltd., Series 2018-1, Class M2, VRN, 3.19%, (1-month LIBOR plus 3.00%), 11/25/28(1)	1,600,000	1,595,387
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.19%, 5/25/65(1)	1,000,000	1,023,100
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	224,462	230,948
Galton Funding Mortgage Trust, Series 2019-H1, Class B1 SEQ, VRN, 3.89%, 10/25/59(1)	2,000,000	1,946,177
GCAT Trust, Series 2019-NQM3, Class B1, VRN, 3.95%, 11/25/59(1)	1,100,000	1,075,949
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.17%, 6/25/34	50,155	49,072
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.40%, 5/25/34	92,166	90,371
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/25/35	106,386	109,183
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.71%, (1-month LIBOR plus 3.25%), 10/25/30(1)	278,536	278,778
Home RE Ltd., Series 2020-1, Class M1C, VRN, 4.61%, (1-month LIBOR plus 4.15%), 10/25/30(1)	650,000	653,059
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.51%, 5/25/65(1)	1,350,000	1,346,904
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.17%, 2/25/32	12,051	11,782
JP Morgan Mortgage Trust, Series 2019-INV1, Class B4, VRN, 5.02%, 10/25/49(1)	3,163,530	3,103,000
JP Morgan Mortgage Trust, Series 2019-LTV3, Class B4, VRN, 4.46%, 3/25/50(1)	1,140,944	1,117,837
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	78,953	78,818
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	147,799	144,704
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.81%, 2/25/35	121,754	121,657
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.81%, 2/25/35	61,250	61,304
Oaktown Re IV Ltd., Series 2020-1A, Class M2, VRN, 7.46%, (1-month LIBOR plus 7.00%), 7/25/30(1)	234,672	235,179
Oaktown Re V Ltd., Series 2020-2A, Class M1B, VRN, 4.06%, (1-month LIBOR plus 3.60%), 10/25/30(1)	227,719	227,980
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 1.95%, (30-day average SOFR plus 1.85%), 11/25/31(1)	850,000	844,250
Radnor RE Ltd., Series 2021-2, Class M1B, VRN, 3.80%, (30-day average SOFR plus 3.70%), 11/25/31(1)	675,000	656,208
Seasoned Credit Risk Transfer Trust Series, Series 2021-1, Class M, 4.25%, 9/25/60(1)	2,000,000	1,912,581
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(1)	95,514	94,243

	Principal Amount/Shares	Value
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(1)	$584,000	$586,031
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	144,785	146,936
Verus Securitization Trust, Series 2020-2, Class B1 SEQ, VRN, 5.36%, 5/25/60(1)	1,920,000	1,888,604
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	900,000	886,089
Verus Securitization Trust, Series 2020-INV1, Class B1, VRN, 5.75%, 3/25/60(1)	1,100,000	1,100,781
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	2,600,000	2,580,952
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	25,705	25,463
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	142,032	142,295
		35,545,078
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.46%, (1-month LIBOR plus 4.00%), 8/25/24	113,595	115,364
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.25%), 5/25/25	97,117	97,169
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.81%, (1-month LIBOR plus 4.35%), 3/25/49(1)	600,000	606,944
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.91%, (1-month LIBOR plus 2.45%), 3/25/49(1)	395,052	395,924
FHLMC, Series 2020-HQA2, Class M2, VRN, 3.56%, (1-month LIBOR plus 3.10%), 3/25/50(1)	135,010	135,725
FHLMC, Series 2020-HQA3, Class M2, VRN, 4.06%, (1-month LIBOR plus 3.60%), 7/25/50(1)	48,270	48,338
FHLMC, Series 3397, Class GF, VRN, 0.90%, (1-month LIBOR plus 0.50%), 12/15/37	115,068	115,885
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	1,939,589	341,638
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	1,116,710	208,451
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	218,650	218,524
FNMA, Series 2014-C04, Class 1M2, VRN, 5.36%, (1-month LIBOR plus 4.90%), 11/25/24	219,109	225,801
FNMA, Series 2015-C02, Class 1M2, VRN, 4.46%, (1-month LIBOR plus 4.00%), 5/25/25	51,662	51,730
FNMA, Series 2015-C04, Class 1M2, VRN, 6.16%, (1-month LIBOR plus 5.70%), 4/25/28	509,144	545,136
FNMA, Series 2016-C01, Class 1M2, VRN, 7.21%, (1-month LIBOR plus 6.75%), 8/25/28	63,726	68,224
GNMA, Series 2007-5, Class FA, VRN, 0.59%, (1-month LIBOR plus 0.14%), 2/20/37	131,621	131,485
		3,306,338
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $40,018,186)		38,851,416
ASSET-BACKED SECURITIES — 7.4%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)	975,000	898,845
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II SEQ, 4.72%, 6/5/49(1)	990,000	990,479
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	2,405,134	2,000,931
Castlelake Aircraft Securitization Trust, Series 2018-1, Class A SEQ, 4.125%, 6/15/43(1)	704,042	635,784

		Principal Amount/Shares	Value
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(1)		$1,027,812	$908,881
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(1)		2,508,236	2,325,879
Castlelake Aircraft Structured Trust, Series 2021-1A, Class C, 7.00%, 1/15/46(1)		993,783	643,096
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37		2,498,734	2,223,025
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	2,100,000	1,624,331
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(1)		$2,675,000	2,538,464
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		1,900,000	1,792,610
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		963,590	935,837
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(1)		944,000	865,598
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)		1,100,000	1,013,783
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)		1,400,000	1,258,395
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)		2,275,000	2,158,509
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		1,049,723	1,042,696
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(1)		707,249	664,783
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)		1,314,345	1,182,478
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		599,971	518,702
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(1)		1,634,904	1,501,079
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)		2,355,750	2,183,534
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(1)		1,664,583	1,536,741
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A SEQ, 3.97%, 6/15/44(1)		1,410,148	1,307,213
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.12%, 5/20/36(1)		143,522	141,087
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(1)		1,048,410	962,265
START Ireland, Series 2019-1, Class A SEQ, 4.09%, 3/15/44(1)		1,285,782	1,191,758
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(1)		713,162	672,624
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(1)		500,000	460,453
Tricon American Homes, Series 2020-SFR1, Class D, 2.55%, 7/17/38(1)		1,200,000	1,099,610
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)		273,566	270,669
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)		547,578	548,032
TOTAL ASSET-BACKED SECURITIES (Cost $41,343,741)			38,098,171
COLLATERALIZED LOAN OBLIGATIONS — 4.9%
Aimco CLO 12 Ltd., Series 2020-12A, Class DR, VRN, 3.13%, (3-month SOFR plus 2.90%), 1/17/32(1)		1,150,000	1,130,336
Aimco CLO Ltd., Series 2019-10A, Class CR, VRN, 2.16%, (3-month LIBOR plus 1.90%), 7/22/32(1)		950,000	937,117

	Principal Amount/Shares	Value
ARES L CLO Ltd., Series 2018-50A, Class CR, VRN, 2.14%, (3-month LIBOR plus 1.90%), 1/15/32(1)	$1,300,000	$1,289,903
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.36%, (3-month LIBOR plus 2.10%), 4/22/31(1)	700,000	695,159
ARES LII CLO Ltd., Series 2019-52A, Class DR, VRN, 3.56%, (3-month LIBOR plus 3.30%), 4/22/31(1)	525,000	526,786
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 3.04%, (3-month LIBOR plus 2.80%), 1/15/29(1)	1,275,000	1,251,346
Atrium IX, Series 9A, Class BR2, VRN, 2.01%, (3-month LIBOR plus 1.50%), 5/28/30(1)	950,000	943,324
Bain Capital Credit CLO Ltd., Series 2019-2A, Class CR, VRN, 2.34%, (3-month LIBOR plus 2.10%), 10/17/32(1)	850,000	845,394
Barings CLO Ltd., Series 2016-2A, Class DR2, VRN, 3.40%, (3-month LIBOR plus 3.15%), 1/20/32(1)	750,000	748,412
BDS Ltd., Series 2021-FL7, Class C, VRN, 2.17%, (1-month LIBOR plus 1.70%), 6/16/36(1)	1,600,000	1,565,302
CarVal CLO III Ltd., Series 2019-2A, Class DR, VRN, 3.20%, (3-month LIBOR plus 2.95%), 7/20/32(1)	450,000	450,261
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 2.09%, (3-month LIBOR plus 1.85%), 10/15/30(1)	1,000,000	989,350
Dryden CLO Ltd., Series 2019-72A, Class CR, VRN, 2.36%, (3-month LIBOR plus 1.85%), 5/15/32(1)	900,000	885,042
Goldentree Loan Management US CLO Ltd., Series 2019-4A, Class CR, VRN, 2.26%, (3-month LIBOR plus 2.00%), 4/24/31(1)	1,125,000	1,119,840
KKR CLO Ltd., Series 2018, Class CR, VRN, 2.34%, (3-month LIBOR plus 2.10%), 7/18/30(1)	700,000	695,803
Magnetite Xxix Ltd., Series 2021-29A, Class D, VRN, 2.84%, (3-month LIBOR plus 2.60%), 1/15/34(1)	1,125,000	1,093,368
Marathon Clo Ltd., Series 2021-17A, Class B1, VRN, 2.89%, (3-month LIBOR plus 2.68%), 1/20/35(1)	1,325,000	1,320,698
Nassau Ltd., Series 2019-IA, Class BR, VRN, 2.72%, (3-month LIBOR plus 2.60%), 4/15/31(1)	1,500,000	1,492,172
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class DR, VRN, 3.10%, (3-month LIBOR plus 2.85%), 1/20/31(1)	650,000	637,055
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class CR, VRN, 2.30%, (3-month LIBOR plus 2.05%), 7/20/30(1)	750,000	745,936
Palmer Square Loan Funding Ltd., Series 2022-1A, Class D, VRN, 5.23%, (3-month SOFR plus 5.00%), 4/15/30(1)	900,000	900,093
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.48%, (3-month LIBOR plus 3.00%), 5/20/31(1)	900,000	893,132
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	1,100,000	1,099,516
TCI-Symphony CLO Ltd., Series 2016 -1A, Class CR2, VRN, 2.39%, (3-month LIBOR plus 2.15%), 10/13/32(1)	800,000	796,483
TCI-Symphony CLO Ltd., Series 2017-1A, Class CR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 7/15/30(1)	1,975,000	1,949,529
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $25,237,943)		25,001,357
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(1)	1,375,000	1,262,447
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	825,000	743,099
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.80%, (1-month LIBOR plus 2.40%), 9/15/36(1)	1,800,000	1,741,702
BXMT Ltd., Series 2020-FL2, Class D, VRN, 2.11%, (30-day average SOFR plus 2.06%), 2/15/38(1)	1,430,000	1,380,213

	Principal Amount/Shares	Value
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 2.55%, (1-month LIBOR plus 2.15%), 5/15/36(1)	$2,555,000	$2,510,807
Med Trust, Series 2021-MDLN, Class F, VRN, 4.40%, (1-month LIBOR plus 4.00%), 11/15/38(1)	1,665,150	1,632,539
PFP Ltd., Series 2021-8, Class D, VRN, 2.58%, (1-month LIBOR plus 2.15%), 8/9/37(1)	1,100,000	1,089,029
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 2.71%, (1-month LIBOR plus 2.25%), 4/25/38(1)	759,000	751,554
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,594,704)		11,111,390
MUNICIPAL SECURITIES — 1.8%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	330,000	452,567
California State University Rev., 2.98%, 11/1/51	400,000	357,533
Chicago GO, 7.05%, 1/1/23, Prerefunded at 100% of Par(5)	5,000	5,000
Chicago GO, 7.05%, 1/1/29	35,000	35,000
Chicago GO, 7.05%, 1/1/29	40,000	43,959
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	190,000	251,054
Escambia County Health Facilities Authority Rev., (Baptist Health Care Corp. Obligated Group), 3.61%, 8/15/40 (AGM)	105,000	100,207
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	387,000	387,071
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	910,000	829,075
Houston GO, 3.96%, 3/1/47	255,000	271,919
Los Angeles Community College District GO, 6.75%, 8/1/49	130,000	196,074
Los Angeles Unified School District GO, 5.75%, 7/1/34	300,000	355,744
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	240,000	303,044
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	185,000	238,037
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	580,000	528,074
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	57,796
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	300,000	437,455
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	56,815
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	455,000	416,703
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	160,000	175,976
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	240,000	317,327
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	150,000	180,178
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	225,000	200,333
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	395,000	479,025
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	355,000	452,819
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	178,000	227,370
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	130,000	139,269
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	180,000	219,091
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	230,000	260,765
State of California GO, 4.60%, 4/1/38	140,000	153,241
State of California GO, 7.55%, 4/1/39	260,000	385,963

	Principal Amount/Shares	Value
State of California GO, 7.30%, 10/1/39	$135,000	$190,203
State of California GO, 7.60%, 11/1/40	25,000	38,077
State of Washington GO, 5.14%, 8/1/40	190,000	224,869
TOTAL MUNICIPAL SECURITIES (Cost $9,253,246)		8,967,633
PREFERRED STOCKS — 1.6%
Banks — 0.9%
Banco Santander SA, 4.75%	960,000	887,520
Bank of America Corp., 4.375%	1,523,000	1,435,123
BNP Paribas SA, 4.625%(1)	1,035,000	975,487
ING Groep NV, 3.875%	885,000	774,375
PNC Financial Services Group, Inc., 3.40%	444,000	400,932
SVB Financial Group, 4.25%	353,000	327,187
		4,800,624
Capital Markets — 0.1%
UBS Group AG, 4.875%(1)	470,000	454,584
Insurance — 0.3%
Allianz SE, 3.20%(1)	1,510,000	1,313,700
Trading Companies and Distributors — 0.3%
Air Lease Corp., 4.125%	866,000	738,265
Aircastle Ltd., 5.25%(1)	1,140,000	1,048,800
		1,787,065
TOTAL PREFERRED STOCKS (Cost $9,108,602)		8,355,973
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Brazil — 0.2%
Brazilian Government International Bond, 6.00%, 4/7/26	$1,000,000	1,085,275
Chile†
Chile Government International Bond, 3.625%, 10/30/42	153,000	143,267
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37	500,000	563,312
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47(1)	500,000	456,965
Jordan Government International Bond, 7.375%, 10/10/47	400,000	365,563
		822,528
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	217,000	268,009
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	299,000	380,756
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34	235,000	297,373
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23	265,000	266,704
South Africa†
Republic of South Africa Government International Bond, 5.875%, 6/22/30	200,000	209,800
Tunisia†
Tunisian Republic, 5.75%, 1/30/25	200,000	135,444
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $4,668,384)		4,172,468

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(6) — 0.7%
Food and Staples Retailing†
United Natural Foods, Inc., Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 10/22/25	$93,119	$92,503
Media — 0.2%
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	978,875	979,066
Pharmaceuticals — 0.2%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	778,120	771,557
Technology Hardware, Storage and Peripherals — 0.3%
McAfee, LLC, 2022 USD Term Loan B, 3/1/29(7)	1,605,000	1,595,972
TOTAL BANK LOAN OBLIGATIONS (Cost $3,450,524)		3,439,098
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
Tennessee Valley Authority, 1.50%, 9/15/31 (Cost $399,932)	400,000	359,719
SHORT-TERM INVESTMENTS — 5.0%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,196,420	7,196,420
Repurchase Agreements — 3.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $1,726,017), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $1,691,866)		1,691,854
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $17,257,448), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $16,919,117)		16,919,000
		18,610,854
TOTAL SHORT-TERM INVESTMENTS (Cost $25,807,274)		25,807,274
TOTAL INVESTMENT SECURITIES — 105.8% (Cost $569,573,522)		541,290,575
OTHER ASSETS AND LIABILITIES — (5.8)%		(29,714,192)
TOTAL NET ASSETS — 100.0%		$511,576,383

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,643,663	CAD	2,099,204	UBS AG	6/15/22	$(35,188)
USD	806,485	EUR	738,722	JPMorgan Chase Bank N.A.	6/15/22	(12,933)
						$(48,121)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	93	June 2022	$19,708,734	$(148,592)
U.S. Treasury Long Bonds	59	June 2022	8,853,688	(230,487)
U.S. Treasury Ultra Bonds	27	June 2022	4,782,375	(39,459)
			$33,344,797	$(418,538)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	163	June 2022	$20,028,625	$(41,162)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$58,050,000	$(3,270,252)	$(496,197)	$(3,766,449)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,500,000	$(512)	$176,938	$176,426
CPURNSA	Receive	2.33%	2/8/26	$5,000,000	530	544,512	545,042
CPURNSA	Receive	2.36%	2/9/26	$5,000,000	530	538,617	539,147
CPURNSA	Receive	2.30%	2/24/26	$5,000,000	531	547,968	548,499
					$1,079	$1,808,035	$1,809,114

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $187,110,572, which represented 36.6% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Perpetual maturity with no stated maturity date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $4,467,697.
(5)Escrowed to maturity in U.S. government securities or state and local government securities.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $569,573,522)	$541,290,575
Receivable for investments sold	30,872,242
Receivable for capital shares sold	34,662
Receivable for variation margin on futures contracts	5,019
Receivable for variation margin on swap agreements	89,084
Interest and dividends receivable	3,640,196
575,931,778

Liabilities
Payable for investments purchased	63,926,910
Payable for capital shares redeemed	111,340
Payable for variation margin on swap agreements	27,891
Unrealized depreciation on forward foreign currency exchange contracts	48,121
Accrued management fees	228,959
Distribution and service fees payable	4,843
Dividends payable	7,331
64,355,395

Net Assets	$511,576,383

Net Assets Consist of:
Capital paid in	$547,297,255
Distributable earnings	(35,720,872)
$511,576,383

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$448,004,354	42,922,583	$10.44
I Class	$35,057,045	3,359,105	$10.44
A Class	$15,293,857	1,464,989	$10.44*
C Class	$1,154,366	110,610	$10.44
R Class	$825,086	79,045	$10.44
R5 Class	$10,737,338	1,029,191	$10.43
G Class	$504,337	48,363	$10.43
*Maximum offering price $10.93 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $104)	$15,645,755
Dividends	22,842
15,668,597

Expenses:
Management fees	2,931,804
Distribution and service fees:
A Class	47,370
C Class	14,388
R Class	3,618
Trustees' fees and expenses	35,816
Other expenses	8,736
3,041,732
Fees waived - G Class	(116,834)
2,924,898

Net investment income (loss)	12,743,699

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,279,820)
Forward foreign currency exchange contract transactions	(164,627)
Futures contract transactions	1,122,182
Swap agreement transactions	(443,451)
Foreign currency translation transactions	13,084
(4,752,632)

Change in net unrealized appreciation (depreciation) on:
Investments	(25,589,050)
Forward foreign currency exchange contracts	66,042
Futures contracts	(1,362,571)
Swap agreements	934,137
(25,951,442)

Net realized and unrealized gain (loss)	(30,704,074)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,960,375)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$12,743,699	$6,136,509
Net realized gain (loss)	(4,752,632)	5,519,530
Change in net unrealized appreciation (depreciation)	(25,951,442)	(2,844,274)
Net increase (decrease) in net assets resulting from operations	(17,960,375)	8,811,765

Distributions to Shareholders
From earnings:
Investor Class	(15,222,461)	(5,585,524)
I Class	(1,265,395)	(849,182)
A Class	(575,824)	(391,482)
C Class	(31,511)	(38,025)
R Class	(20,848)	(11,669)
R5 Class	(378,418)	(267,351)
G Class	(1,008,956)	(526,593)
Decrease in net assets from distributions	(18,503,413)	(7,669,826)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	47,858,837	354,724,560

Net increase (decrease) in net assets	11,395,049	355,866,499

Net Assets
Beginning of period	500,181,334	144,314,835
End of period	$511,576,383	$500,181,334

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on November 4, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 72% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.53%
I Class		0.1500% to 0.2100%	0.43%
A Class		0.2500% to 0.3100%	0.53%
C Class		0.2500% to 0.3100%	0.53%
R Class		0.2500% to 0.3100%	0.53%
R5 Class		0.0500% to 0.1100%	0.33%
G Class		0.0500% to 0.1100%	0.00%(1)
(1)Effective annual management fee before waiver was 0.33%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,409,323,186, of which $870,347,733 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,380,362,618, of which $878,721,447 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	9,438,838	$105,893,361	30,924,885	$349,905,817
Issued in reinvestment of distributions	1,349,001	15,094,635	476,891	5,417,958
Redeemed	(2,147,725)	(23,883,751)	(5,039,641)	(57,369,556)
	8,640,114	97,104,245	26,362,135	297,954,219
I Class
Sold	1,671,772	18,884,353	2,341,817	26,523,620
Issued in reinvestment of distributions	113,026	1,265,380	74,951	849,059
Redeemed	(1,980,061)	(22,284,785)	(1,461,138)	(16,522,656)
	(195,263)	(2,135,052)	955,630	10,850,023
A Class
Sold	390,452	4,377,108	568,301	6,405,107
Issued in reinvestment of distributions	50,365	563,833	33,839	383,193
Redeemed	(699,973)	(7,616,193)	(424,887)	(4,811,722)
	(259,156)	(2,675,252)	177,253	1,976,578
C Class
Sold	33,535	378,542	26,818	303,598
Issued in reinvestment of distributions	2,811	31,508	3,316	37,596
Redeemed	(56,167)	(632,450)	(235,996)	(2,669,598)
	(19,821)	(222,400)	(205,862)	(2,328,404)
R Class
Sold	48,205	542,623	33,733	378,726
Issued in reinvestment of distributions	1,843	20,595	1,019	11,543
Redeemed	(23,832)	(265,640)	(27,109)	(307,588)
	26,216	297,578	7,643	82,681
R5 Class
Sold	174,971	1,944,515	259,987	2,939,467
Issued in reinvestment of distributions	33,838	378,407	23,626	267,306
Redeemed	(147,768)	(1,652,073)	(261,813)	(2,946,017)
	61,041	670,849	21,800	260,756
G Class
Sold	993,529	11,185,206	4,581,531	52,160,936
Issued in reinvestment of distributions	89,031	1,008,956	46,339	526,593
Redeemed	(5,071,908)	(57,375,293)	(590,159)	(6,758,822)
	(3,989,348)	(45,181,131)	4,037,711	45,928,707
Net increase (decrease)	4,263,783	$47,858,837	31,356,310	$354,724,560
(1)November 4, 2020 (commencement of sale) through March 31, 2021 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$198,345,048	—
U.S. Treasury Securities	—	120,429,818	—
U.S. Government Agency Mortgage-Backed Securities	—	58,351,210	—
Collateralized Mortgage Obligations	—	38,851,416	—
Asset-Backed Securities	—	38,098,171	—
Collateralized Loan Obligations	—	25,001,357	—
Commercial Mortgage-Backed Securities	—	11,111,390	—
Municipal Securities	—	8,967,633	—
Preferred Stocks	—	8,355,973	—
Sovereign Governments and Agencies	—	4,172,468	—
Bank Loan Obligations	—	3,439,098	—
U.S. Government Agency Securities	—	359,719	—
Short-Term Investments	$7,196,420	18,610,854	—
	$7,196,420	$534,094,155	—
Other Financial Instruments
Swap Agreements	—	$1,809,114	—

Liabilities
Other Financial Instruments
Futures Contracts	$459,700	—	—
Swap Agreements	—	$3,766,449	—
Forward Foreign Currency Exchange Contracts	—	48,121	—
	$459,700	$3,814,570	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $31,330,000.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $22,525,144.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $36,694,468 futures contracts purchased and $29,810,656 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $27,583,124.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $19,666,667.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$89,084	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$48,121
Interest Rate Risk	Receivable for variation margin on futures contracts*	5,019	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	27,891
		$94,103		$76,012
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(430,682)	Change in net unrealized appreciation (depreciation) on swap agreements	$(496,197)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(164,627)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	66,042
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,122,182	Change in net unrealized appreciation (depreciation) on futures contracts	(1,362,571)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(476,245)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	463,476	Change in net unrealized appreciation (depreciation) on swap agreements	1,430,334
		$514,104		$(362,392)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$15,711,604	$7,669,826
Long-term capital gains	$2,791,809	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$569,861,402
Gross tax appreciation of investments	$861,242
Gross tax depreciation of investments	(29,432,069)
Net tax appreciation (depreciation) of investments	(28,570,827)
Net tax appreciation (depreciation) on derivatives	1,399,501
Net tax appreciation (depreciation)	$(27,171,326)
Other book-to-tax adjustments	$(48,093)
Undistributed ordinary income	—
Post-October capital loss deferral	$(8,501,453)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
43

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$11.18	0.25	(0.62)	(0.37)	(0.27)	(0.10)	(0.37)	$10.44	(3.55)%	0.54%	0.54%	2.20%	2.20%	238%	$448,004
2021	$10.78	0.23	0.44	0.67	(0.27)	—	(0.27)	$11.18	6.17%	0.55%	0.58%	2.01%	1.98%	285%	$383,214
2020	$10.56	0.29	0.19	0.48	(0.26)	—	(0.26)	$10.78	4.57%	0.55%	0.65%	2.64%	2.54%	129%	$85,343
2019	$10.59	0.33	0.03	0.36	(0.39)	—	(0.39)	$10.56	3.55%	0.58%	0.65%	3.17%	3.10%	139%	$109,760
2018	$10.71	0.30	(0.09)	0.21	(0.33)	—	(0.33)	$10.59	1.92%	0.63%	0.65%	2.80%	2.78%	144%	$118,329
I Class
2022	$11.18	0.26	(0.62)	(0.36)	(0.28)	(0.10)	(0.38)	$10.44	(3.45)%	0.44%	0.44%	2.30%	2.30%	238%	$35,057
2021	$10.77	0.24	0.45	0.69	(0.28)	—	(0.28)	$11.18	6.26%	0.45%	0.48%	2.11%	2.08%	285%	$39,729
2020	$10.56	0.30	0.18	0.48	(0.27)	—	(0.27)	$10.77	4.67%	0.45%	0.55%	2.74%	2.64%	129%	$27,999
2019	$10.58	0.34	0.04	0.38	(0.40)	—	(0.40)	$10.56	3.76%	0.48%	0.55%	3.27%	3.20%	139%	$6,269
2018(3)	$10.73	0.31	(0.13)	0.18	(0.33)	—	(0.33)	$10.58	1.65%	0.53%(4)	0.55%(4)	2.97%(4)	2.95%(4)	144%(5)	$3,441

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$11.18	0.22	(0.62)	(0.40)	(0.24)	(0.10)	(0.34)	$10.44	(3.79)%	0.79%	0.79%	1.95%	1.95%	238%	$15,294
2021	$10.78	0.21	0.43	0.64	(0.24)	—	(0.24)	$11.18	5.91%	0.80%	0.83%	1.76%	1.73%	285%	$19,275
2020	$10.56	0.26	0.19	0.45	(0.23)	—	(0.23)	$10.78	4.31%	0.80%	0.90%	2.39%	2.29%	129%	$16,670
2019	$10.59	0.30	0.04	0.34	(0.37)	—	(0.37)	$10.56	3.30%	0.83%	0.90%	2.92%	2.85%	139%	$15,630
2018	$10.71	0.27	(0.09)	0.18	(0.30)	—	(0.30)	$10.59	1.67%	0.88%	0.90%	2.55%	2.53%	144%	$14,139
C Class
2022	$11.18	0.13	(0.62)	(0.49)	(0.15)	(0.10)	(0.25)	$10.44	(4.51)%	1.54%	1.54%	1.20%	1.20%	238%	$1,154
2021	$10.77	0.12	0.44	0.56	(0.15)	—	(0.15)	$11.18	5.20%	1.55%	1.58%	1.01%	0.98%	285%	$1,458
2020	$10.56	0.18	0.18	0.36	(0.15)	—	(0.15)	$10.77	3.45%	1.55%	1.65%	1.64%	1.54%	129%	$3,623
2019	$10.58	0.23	0.04	0.27	(0.29)	—	(0.29)	$10.56	2.62%	1.58%	1.65%	2.17%	2.10%	139%	$3,457
2018	$10.71	0.19	(0.10)	0.09	(0.22)	—	(0.22)	$10.58	0.81%	1.63%	1.65%	1.80%	1.78%	144%	$5,179
R Class
2022	$11.18	0.19	(0.62)	(0.43)	(0.21)	(0.10)	(0.31)	$10.44	(4.03)%	1.04%	1.04%	1.70%	1.70%	238%	$825
2021	$10.77	0.18	0.44	0.62	(0.21)	—	(0.21)	$11.18	5.64%	1.05%	1.08%	1.51%	1.48%	285%	$591
2020	$10.56	0.23	0.19	0.42	(0.21)	—	(0.21)	$10.77	4.05%	1.05%	1.15%	2.14%	2.04%	129%	$487
2019	$10.59	0.28	0.03	0.31	(0.34)	—	(0.34)	$10.56	3.04%	1.08%	1.15%	2.67%	2.60%	139%	$615
2018	$10.71	0.24	(0.09)	0.15	(0.27)	—	(0.27)	$10.59	1.41%	1.13%	1.15%	2.30%	2.28%	144%	$775

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$11.17	0.27	(0.62)	(0.35)	(0.29)	(0.10)	(0.39)	$10.43	(3.36)%	0.34%	0.34%	2.40%	2.40%	238%	$10,737
2021	$10.77	0.26	0.43	0.69	(0.29)	—	(0.29)	$11.17	6.38%	0.35%	0.38%	2.21%	2.18%	285%	$10,817
2020	$10.56	0.31	0.18	0.49	(0.28)	—	(0.28)	$10.77	4.68%	0.35%	0.45%	2.84%	2.74%	129%	$10,193
2019	$10.58	0.35	0.04	0.39	(0.41)	—	(0.41)	$10.56	3.86%	0.38%	0.45%	3.37%	3.30%	139%	$9,910
2018	$10.71	0.33	(0.11)	0.22	(0.35)	—	(0.35)	$10.58	2.03%	0.43%	0.45%	3.00%	2.98%	144%	$9,315
G Class
2022	$11.17	0.30	(0.62)	(0.32)	(0.32)	(0.10)	(0.42)	$10.43	(3.04)%	0.01%	0.34%	2.73%	2.40%	238%	$504
2021(6)	$11.37	0.11	(0.16)	(0.05)	(0.15)	—	(0.15)	$11.17	(0.45)%	0.01%(4)	0.35%(4)	2.47%(4)	2.13%(4)	285%(7)	$45,097

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)November 4, 2020 (commencement of sale) through March 31, 2021.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (the “Fund), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Core Plus Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
47

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

50

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

51

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

52

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,780,096 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $2,791,809, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.
53

Notes

54

Notes

55

Notes

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 2205

Annual Report

March 31, 2022

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	-3.81%	2.00%	2.10%	—	12/3/01
Bloomberg U.S. Aggregate Bond Index	—	-4.15%	2.14%	2.24%	—	—
I Class	ACBPX	-3.62%	2.20%	2.30%	—	4/1/93
Y Class	ADVYX	-3.50%	—	—	2.21%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		-4.05%	1.75%	1.85%	—
With sales charge		-8.40%	0.83%	1.38%	—
C Class	CDBCX	-4.78%	0.99%	1.09%	—	1/31/03
R Class	ADVRX	-4.29%	1.50%	1.60%	—	7/29/05
R5 Class	ADRVX	-3.61%	—	—	2.17%	4/10/17
R6 Class	ADDVX	-3.57%	2.27%	—	2.52%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $12,313

Bloomberg U.S. Aggregate Bond Index — $12,480

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jason Greenblath, Jeff Houston, Peter Van Gelderen and Charles Tan

In August 2021, Peter Van Gelderen and Jason Greenblath joined the fund’s portfolio management team, and Hando Aguilar left the team. Brian Howell also left the fund’s portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Diversified Bond returned -3.81%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.15%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For the full 12-month period, all sectors of the Bloomberg U.S. Aggregate Bond Index, including Treasuries, corporate bonds and mortgage-backed securities (MBS), declined. Meanwhile, soaring inflation boosted inflation-linked bonds. Against this backdrop, positions in inflation-linked bonds and our duration positioning accounted for much of Diversified Bond’s outperformance.

Inflation-Linked Securities, Duration Aided Relative Returns

As inflation soared—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period. A modest out-of-index position in high-yield corporate bonds also aided results, as high-yield corporates significantly outperformed higher-quality securities.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Security Selection Among Securitized Issues Enhanced Relative Performance

Security selection supplied a modest lift to relative results. Investments in securitized debt contributed solidly, led by non-agency collateralized mortgage obligations (CMOs). Collateralized loan obligations (CLOs) also aided returns, benefiting from investor demand for floating-rate assets as market yields tracked higher. Selections among government bonds, investment-grade corporates, non-agency commercial mortgage-backed securities and emerging markets debt offset some of the positive effects from CMOs and CLOs.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues, such as CLOs, will remain healthy. We also believe select asset-backed securities, such as those tied to data infrastructure, are solid candidates for a potential rebound. We expect agency MBS may remain volatile in 2022 as the Fed reduces its MBS holdings; consequently, we anticipate our investment and positioning in agency MBS to remain nimble and opportunistic. Elsewhere, we believe corporate bonds with little exposure to event risk, including real estate investment trusts and bonds issued by financial firms and life insurers, also appear attractive.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	37.6%
Corporate Bonds	28.0%
U.S. Government Agency Mortgage-Backed Securities	11.1%
Collateralized Mortgage Obligations	6.6%
Asset-Backed Securities	6.5%
Collateralized Loan Obligations	5.4%
Commercial Mortgage-Backed Securities	2.2%
Municipal Securities	1.6%
U.S. Government Agency Securities	0.8%
Sovereign Governments and Agencies	0.5%
Bank Loan Obligations	0.3%
Preferred Stocks	—*
Short-Term Investments	3.9%
Other Assets and Liabilities	(4.5)%
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$940.70	$2.85	0.59%
I Class	$1,000	$941.70	$1.89	0.39%
Y Class	$1,000	$942.70	$1.74	0.36%
A Class	$1,000	$939.60	$4.06	0.84%
C Class	$1,000	$936.00	$7.67	1.59%
R Class	$1,000	$938.40	$5.27	1.09%
R5 Class	$1,000	$941.80	$1.89	0.39%
R6 Class	$1,000	$942.00	$1.65	0.34%
Hypothetical
Investor Class	$1,000	$1,021.99	$2.97	0.59%
I Class	$1,000	$1,022.99	$1.97	0.39%
Y Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,020.74	$4.23	0.84%
C Class	$1,000	$1,017.00	$8.00	1.59%
R Class	$1,000	$1,019.50	$5.49	1.09%
R5 Class	$1,000	$1,022.99	$1.97	0.39%
R6 Class	$1,000	$1,023.24	$1.72	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 37.6%
U.S. Treasury Bonds, 5.00%, 5/15/37	$1,000,000	$1,338,652
U.S. Treasury Bonds, 4.50%, 5/15/38	7,500,000	9,630,762
U.S. Treasury Bonds, 3.50%, 2/15/39	80,000	91,734
U.S. Treasury Bonds, 1.125%, 5/15/40	600,000	473,285
U.S. Treasury Bonds, 1.375%, 11/15/40	4,000,000	3,273,125
U.S. Treasury Bonds, 1.875%, 2/15/41	11,000,000	9,803,106
U.S. Treasury Bonds, 2.25%, 5/15/41	5,400,000	5,102,156
U.S. Treasury Bonds, 2.00%, 11/15/41	16,500,000	14,935,078
U.S. Treasury Bonds, 3.125%, 11/15/41	4,362,000	4,707,126
U.S. Treasury Bonds, 2.375%, 2/15/42	10,500,000	10,130,859
U.S. Treasury Bonds, 3.125%, 2/15/42	13,700,000	14,802,422
U.S. Treasury Bonds, 3.00%, 5/15/42	8,000,000	8,480,938
U.S. Treasury Bonds, 2.75%, 11/15/42	4,000,000	4,066,328
U.S. Treasury Bonds, 2.50%, 2/15/45	3,500,000	3,412,227
U.S. Treasury Bonds, 2.75%, 8/15/47	1,000,000	1,037,305
U.S. Treasury Bonds, 3.375%, 11/15/48(1)	30,000,000	35,159,766
U.S. Treasury Bonds, 2.25%, 8/15/49	7,600,000	7,236,031
U.S. Treasury Bonds, 2.375%, 11/15/49	5,000,000	4,897,266
U.S. Treasury Bonds, 2.375%, 5/15/51	8,500,000	8,339,463
U.S. Treasury Bonds, 2.00%, 8/15/51	26,000,000	23,465,000
U.S. Treasury Bonds, 1.875%, 11/15/51	2,500,000	2,193,750
U.S. Treasury Bonds, 2.25%, 2/15/52	19,000,000	18,228,125
U.S. Treasury Notes, 0.125%, 6/30/22(1)	5,000,000	4,994,398
U.S. Treasury Notes, 0.125%, 12/31/22	15,000,000	14,855,239
U.S. Treasury Notes, 0.125%, 8/31/23	30,000,000	29,189,062
U.S. Treasury Notes, 0.875%, 1/31/24	24,000,000	23,392,500
U.S. Treasury Notes, 0.375%, 4/15/24	30,000,000	28,822,266
U.S. Treasury Notes, 0.75%, 11/15/24	65,000,000	62,137,207
U.S. Treasury Notes, 1.00%, 12/15/24	16,000,000	15,378,437
U.S. Treasury Notes, 1.125%, 1/15/25	49,000,000	47,189,297
U.S. Treasury Notes, 1.50%, 2/15/25	30,000,000	29,163,281
U.S. Treasury Notes, 1.125%, 2/28/25	7,400,000	7,114,984
U.S. Treasury Notes, 1.75%, 3/15/25	44,000,000	43,071,875
U.S. Treasury Notes, 1.125%, 2/28/27	16,000,000	15,015,625
U.S. Treasury Notes, 1.875%, 2/28/27	28,000,000	27,254,063
U.S. Treasury Notes, 0.625%, 3/31/27	30,000,000	27,431,836
U.S. Treasury Notes, 2.50%, 3/31/27	6,000,000	6,013,800
U.S. Treasury Notes, 0.50%, 8/31/27	20,000,000	18,017,969
U.S. Treasury Notes, 1.25%, 3/31/28	17,000,000	15,860,137
U.S. Treasury Notes, 1.25%, 4/30/28	10,600,000	9,876,633
U.S. Treasury Notes, 1.25%, 9/30/28	2,000,000	1,856,328
U.S. Treasury Notes, 1.75%, 1/31/29	10,000,000	9,577,344
U.S. Treasury Notes, 1.875%, 2/28/29	52,000,000	50,208,438
U.S. Treasury Notes, 1.875%, 2/15/32	27,000,000	25,932,656
TOTAL U.S. TREASURY SECURITIES (Cost $722,573,043)		703,157,879
10

	Principal Amount	Value
CORPORATE BONDS — 28.0%
Aerospace and Defense — 0.4%
Boeing Co., 5.15%, 5/1/30	$1,560,000	$1,666,076
Boeing Co., 3.625%, 2/1/31	1,510,000	1,472,338
Boeing Co., 5.81%, 5/1/50	1,085,000	1,256,713
Raytheon Technologies Corp., 4.125%, 11/16/28	2,556,000	2,675,492
		7,070,619
Air Freight and Logistics — 0.1%
GXO Logistics, Inc., 2.65%, 7/15/31(2)	1,643,000	1,427,305
Airlines — 0.2%
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(2)	1,822,785	1,680,928
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(2)	2,667,000	2,692,079
		4,373,007
Auto Components — 0.1%
Aptiv PLC, 3.10%, 12/1/51	1,400,000	1,116,133
Aptiv PLC / Aptiv Corp., 3.25%, 3/1/32	415,000	393,859
		1,509,992
Automobiles — 0.5%
General Motors Co., 5.15%, 4/1/38	1,668,000	1,699,422
General Motors Financial Co., Inc., 2.75%, 6/20/25	4,027,000	3,915,695
General Motors Financial Co., Inc., 2.40%, 10/15/28	1,455,000	1,305,120
Toyota Motor Credit Corp., 1.90%, 4/6/28	2,050,000	1,906,749
		8,826,986
Banks — 3.8%
Banco Santander SA, 5.18%, 11/19/25	1,800,000	1,862,590
Banco Santander SA, VRN, 1.72%, 9/14/27	1,400,000	1,266,551
Banco Santander SA, VRN, 4.18%, 3/24/28	600,000	603,446
Bank of America Corp., VRN, 3.38%, 4/2/26	1,880,000	1,878,265
Bank of America Corp., VRN, 2.55%, 2/4/28	1,178,000	1,126,720
Bank of America Corp., VRN, 3.42%, 12/20/28	5,291,000	5,241,477
Bank of America Corp., VRN, 2.88%, 10/22/30	4,954,000	4,703,956
Bank of America Corp., VRN, 2.48%, 9/21/36	1,330,000	1,145,581
Bank of America Corp., VRN, 3.85%, 3/8/37	1,544,000	1,480,720
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(2)	2,105,000	1,911,315
BNP Paribas SA, VRN, 2.82%, 11/19/25(2)	3,980,000	3,888,477
BNP Paribas SA, VRN, 4.375%, 3/1/33(2)	2,175,000	2,161,034
Citigroup, Inc., VRN, 0.78%, 10/30/24	426,000	411,759
Citigroup, Inc., VRN, 2.01%, 1/25/26	2,902,000	2,795,854
Citigroup, Inc., VRN, 3.07%, 2/24/28	2,200,000	2,145,145
Citigroup, Inc., VRN, 3.52%, 10/27/28	3,361,000	3,334,089
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(2)	2,120,000	2,038,555
Cooperatieve Rabobank, VRN, 3.65%, 4/6/28(3)	351,000	350,208
FNB Corp., 2.20%, 2/24/23	2,813,000	2,797,537
HSBC Holdings PLC, 4.25%, 3/14/24	1,970,000	1,999,777
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	1,315,000	1,290,195
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	1,320,000	1,202,022
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	1,505,000	1,403,232
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	1,176,000	1,148,963
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	5,201,000	4,797,858
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	1,975,000	1,833,176
National Australia Bank Ltd., 2.33%, 8/21/30(2)	1,340,000	1,167,532
11

	Principal Amount	Value
Societe Generale SA, 5.00%, 1/17/24(2)	$4,690,000	$4,781,710
Societe Generale SA, VRN, 1.79%, 6/9/27(2)	1,720,000	1,552,261
Societe Generale SA, VRN, 4.03%, 1/21/43(2)	916,000	798,205
Swedbank AB, 3.36%, 4/4/25(2)(3)	492,000	493,845
US Bancorp, VRN, 2.49%, 11/3/36	2,020,000	1,814,858
Wells Fargo & Co., VRN, 3.53%, 3/24/28	1,571,000	1,569,102
Wells Fargo & Co., VRN, 3.07%, 4/30/41	2,900,000	2,616,309
Westpac Banking Corp., VRN, 2.89%, 2/4/30	975,000	940,628
Westpac Banking Corp., VRN, 3.02%, 11/18/36	1,075,000	956,964
		71,509,916
Beverages — 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	2,382,000	2,652,937
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	3,391,000	3,679,745
		6,332,682
Biotechnology — 0.3%
AbbVie, Inc., 3.20%, 11/21/29	3,106,000	3,072,394
AbbVie, Inc., 4.40%, 11/6/42	680,000	719,490
Amgen, Inc., 1.65%, 8/15/28	2,530,000	2,309,583
		6,101,467
Building Products†
Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	820,000	804,016
Capital Markets — 3.5%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	4,198,000	3,791,724
Blackstone Private Credit Fund, 2.625%, 12/15/26(2)	1,664,000	1,500,166
Blackstone Private Credit Fund, 3.25%, 3/15/27(2)	2,086,000	1,915,040
Blackstone Secured Lending Fund, 2.85%, 9/30/28(2)	1,360,000	1,181,478
Blue Owl Finance LLC, 3.125%, 6/10/31(2)	394,000	335,951
Blue Owl Finance LLC, 4.125%, 10/7/51(2)	870,000	692,118
Charles Schwab Corp., 2.45%, 3/3/27	673,000	654,489
Coinbase Global, Inc., 3.375%, 10/1/28(2)	421,000	372,459
Deutsche Bank AG, VRN, 3.96%, 11/26/25	2,965,000	2,965,432
Deutsche Bank AG, VRN, 2.31%, 11/16/27	1,681,000	1,542,996
Deutsche Bank AG, VRN, 4.30%, 5/24/28	1,891,000	1,872,308
FS KKR Capital Corp., 4.25%, 2/14/25(2)	585,000	576,075
FS KKR Capital Corp., 3.125%, 10/12/28	1,282,000	1,145,434
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	4,790,000	4,672,824
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	8,165,000	7,599,546
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	1,480,000	1,492,848
Golub Capital BDC, Inc., 2.50%, 8/24/26	784,000	721,337
Hercules Capital, Inc., 2.625%, 9/16/26	1,411,000	1,298,129
Hercules Capital, Inc., 3.375%, 1/20/27	946,000	889,616
Main Street Capital Corp., 3.00%, 7/14/26	1,381,000	1,282,249
Morgan Stanley, VRN, 0.53%, 1/25/24	5,643,000	5,553,434
Morgan Stanley, VRN, 1.16%, 10/21/25	3,081,000	2,929,474
Morgan Stanley, VRN, 2.63%, 2/18/26	4,599,000	4,514,683
Morgan Stanley, VRN, 2.48%, 9/16/36	1,445,000	1,241,284
Owl Rock Capital Corp., 3.40%, 7/15/26	578,000	543,528
Owl Rock Capital Corp., 2.625%, 1/15/27	923,000	828,693
Owl Rock Core Income Corp., 3.125%, 9/23/26(2)	2,895,000	2,619,883
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(2)	1,460,000	1,535,592
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(2)	119,000	117,564
12

	Principal Amount	Value
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	$1,782,000	$1,612,131
Prospect Capital Corp., 5.875%, 3/15/23	2,949,000	3,005,859
Prospect Capital Corp., 3.71%, 1/22/26	1,809,000	1,707,379
Prospect Capital Corp., 3.44%, 10/15/28	680,000	582,001
UBS Group AG, VRN, 1.49%, 8/10/27(2)	2,005,000	1,822,794
		65,116,518
Chemicals — 0.2%
CF Industries, Inc., 5.15%, 3/15/34	1,520,000	1,691,730
CF Industries, Inc., 4.95%, 6/1/43	1,100,000	1,185,123
		2,876,853
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	1,186,000	1,094,255
Waste Connections, Inc., 3.20%, 6/1/32	746,000	728,702
Waste Connections, Inc., 2.95%, 1/15/52	1,404,000	1,201,510
		3,024,467
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32	2,168,000	1,885,700
Construction Materials — 0.1%
Eagle Materials, Inc., 2.50%, 7/1/31	1,476,000	1,313,386
Consumer Finance — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	1,878,000	1,735,512
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	800,000	718,646
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	434,000	381,818
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(2)	1,218,000	1,202,846
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(2)	90,000	88,927
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(2)	429,000	379,720
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(2)	1,898,000	1,691,175
SLM Corp., 3.125%, 11/2/26	1,901,000	1,767,284
		7,965,928
Containers and Packaging — 0.2%
Sonoco Products Co., 2.25%, 2/1/27	2,062,000	1,955,760
WRKCo, Inc., 3.00%, 9/15/24	1,151,000	1,141,329
		3,097,089
Diversified Consumer Services — 0.2%
Novant Health, Inc., 3.17%, 11/1/51	1,545,000	1,398,354
Pepperdine University, 3.30%, 12/1/59	2,443,000	2,247,583
		3,645,937
Diversified Financial Services — 0.6%
Antares Holdings LP, 2.75%, 1/15/27(2)	1,176,000	1,035,527
Block Financial LLC, 3.875%, 8/15/30	2,142,000	2,107,312
Corebridge Financial, Inc., 3.85%, 4/5/29(2)(3)	1,075,000	1,073,710
Corebridge Financial, Inc., 4.35%, 4/5/42(2)(3)	497,000	497,249
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	3,299,000	3,549,526
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	3,625,000	3,258,970
		11,522,294
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 4.35%, 3/1/29	4,060,000	4,300,953
AT&T, Inc., 5.25%, 3/1/37	3,680,000	4,195,184
AT&T, Inc., 4.90%, 8/15/37	1,710,000	1,888,297
13

	Principal Amount	Value
AT&T, Inc., 5.15%, 3/15/42	$2,120,000	$2,390,376
AT&T, Inc., 4.80%, 6/15/44	437,000	466,237
AT&T, Inc., 4.55%, 3/9/49	1,760,000	1,848,490
Ooredoo International Finance Ltd., 3.25%, 2/21/23	1,003,000	1,009,933
Ooredoo International Finance Ltd., 2.625%, 4/8/31(2)	1,200,000	1,128,320
Telefonica Emisiones SA, 4.90%, 3/6/48	3,270,000	3,394,145
Verizon Communications, Inc., 4.33%, 9/21/28	1,542,000	1,629,075
Verizon Communications, Inc., 1.75%, 1/20/31	1,620,000	1,414,679
Verizon Communications, Inc., 3.40%, 3/22/41	1,183,000	1,112,133
		24,777,822
Electric Utilities — 1.5%
AEP Texas, Inc., 2.10%, 7/1/30	1,998,000	1,782,652
Alfa Desarrollo SpA, 4.55%, 9/27/51(2)	797,843	693,685
Baltimore Gas and Electric Co., 2.25%, 6/15/31	1,147,000	1,045,622
Commonwealth Edison Co., 3.20%, 11/15/49	1,387,000	1,280,546
Duke Energy Carolinas LLC, 2.55%, 4/15/31	773,000	726,277
Duke Energy Corp., 2.55%, 6/15/31	750,000	686,889
Duke Energy Florida LLC, 1.75%, 6/15/30	1,381,000	1,231,035
Duke Energy Florida LLC, 3.85%, 11/15/42	933,000	924,023
Duke Energy Progress LLC, 2.00%, 8/15/31	2,110,000	1,890,439
Duke Energy Progress LLC, 4.15%, 12/1/44	1,653,000	1,709,002
Entergy Arkansas LLC, 2.65%, 6/15/51	1,038,000	850,547
Exelon Corp., 4.45%, 4/15/46	807,000	846,225
Exelon Corp., 4.10%, 3/15/52(2)	387,000	394,227
Florida Power & Light Co., 2.45%, 2/3/32	1,064,000	1,002,158
Florida Power & Light Co., 4.125%, 2/1/42	863,000	912,168
Indiana Michigan Power Co., 3.25%, 5/1/51	764,000	684,865
MidAmerican Energy Co., 4.40%, 10/15/44	1,442,000	1,553,750
Northern States Power Co., 3.20%, 4/1/52	1,250,000	1,182,165
Pacific Gas and Electric Co., 4.20%, 6/1/41	805,000	701,589
PacifiCorp, 3.30%, 3/15/51	1,308,000	1,205,046
Public Service Co. of Colorado, 1.875%, 6/15/31	1,655,000	1,472,950
Public Service Electric and Gas Co., 3.10%, 3/15/32	1,085,000	1,073,191
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	2,085,000	1,786,042
Union Electric Co., 3.90%, 4/1/52(3)	1,092,000	1,131,163
Xcel Energy, Inc., 3.40%, 6/1/30	1,474,000	1,473,381
		28,239,637
Energy Equipment and Services — 0.1%
Halliburton Co., 2.92%, 3/1/30	1,500,000	1,451,863
Entertainment — 0.5%
Magallanes, Inc., 3.76%, 3/15/27(2)	1,168,000	1,167,822
Magallanes, Inc., 5.05%, 3/15/42(2)	737,000	753,290
Magallanes, Inc., 5.14%, 3/15/52(2)	1,611,000	1,652,033
Netflix, Inc., 3.625%, 6/15/25(2)	403,000	405,644
Netflix, Inc., 4.875%, 4/15/28	3,699,000	3,885,060
Netflix, Inc., 5.875%, 11/15/28	820,000	905,936
Walt Disney Co., 4.70%, 3/23/50	975,000	1,135,816
		9,905,601
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp., 3.95%, 3/15/29	365,000	365,928
American Tower Corp., 4.05%, 3/15/32(3)	823,000	825,940
Broadstone Net Lease LLC, 2.60%, 9/15/31	1,132,000	1,009,935
14

	Principal Amount	Value
Corporate Office Properties LP, 2.00%, 1/15/29	$2,250,000	$1,982,828
EPR Properties, 4.75%, 12/15/26	1,386,000	1,388,459
EPR Properties, 4.95%, 4/15/28	2,883,000	2,887,987
EPR Properties, 3.60%, 11/15/31	801,000	727,572
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	1,930,000	2,018,845
LXP Industrial Trust, 2.375%, 10/1/31	2,840,000	2,524,058
National Health Investors, Inc., 3.00%, 2/1/31	3,700,000	3,224,944
National Retail Properties, Inc., 4.80%, 10/15/48	1,295,000	1,400,060
Office Properties Income Trust, 2.40%, 2/1/27	1,667,000	1,485,317
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	1,081,000	956,695
Piedmont Operating Partnership LP, 2.75%, 4/1/32	1,755,000	1,566,884
Rexford Industrial Realty LP, 2.15%, 9/1/31	1,993,000	1,733,307
Sabra Health Care LP, 3.20%, 12/1/31	2,010,000	1,797,110
STORE Capital Corp., 4.625%, 3/15/29	787,000	818,154
STORE Capital Corp., 2.70%, 12/1/31	3,210,000	2,848,843
Tanger Properties LP, 2.75%, 9/1/31	4,060,000	3,528,483
		33,091,349
Food and Staples Retailing — 0.1%
Sysco Corp., 5.95%, 4/1/30	2,237,000	2,598,113
Food Products — 0.3%
JDE Peet's NV, 2.25%, 9/24/31(2)	2,224,000	1,937,200
Kraft Heinz Foods Co., 5.00%, 6/4/42	1,764,000	1,886,333
Mondelez International, Inc., 2.75%, 4/13/30	1,091,000	1,045,171
		4,868,704
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(2)	2,181,000	1,897,677
Health Care Equipment and Supplies — 0.5%
Baxter International, Inc., 1.92%, 2/1/27(2)	2,347,000	2,197,070
Baxter International, Inc., 2.54%, 2/1/32(2)	3,400,000	3,108,467
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	4,250,000	4,080,067
		9,385,604
Health Care Providers and Services — 1.2%
Centene Corp., 2.45%, 7/15/28	2,650,000	2,424,816
Centene Corp., 4.625%, 12/15/29	1,151,000	1,162,326
Centene Corp., 3.375%, 2/15/30	2,165,000	2,040,946
CVS Health Corp., 1.75%, 8/21/30	1,710,000	1,500,812
CVS Health Corp., 4.78%, 3/25/38	848,000	928,953
Duke University Health System, Inc., 3.92%, 6/1/47	872,000	911,074
HCA, Inc., 2.375%, 7/15/31	1,105,000	989,379
HCA, Inc., 3.50%, 7/15/51	1,590,000	1,384,166
Humana, Inc., 2.15%, 2/3/32	5,394,000	4,735,468
Kaiser Foundation Hospitals, 3.00%, 6/1/51	1,025,000	907,442
Roche Holdings, Inc., 2.61%, 12/13/51(2)	2,040,000	1,771,076
Universal Health Services, Inc., 1.65%, 9/1/26(2)	2,040,000	1,874,390
Universal Health Services, Inc., 2.65%, 10/15/30(2)	1,998,000	1,816,754
		22,447,602
Hotels, Restaurants and Leisure — 0.1%
Marriott International, Inc., 3.50%, 10/15/32	1,755,000	1,673,750
Household Durables — 0.2%
D.R. Horton, Inc., 2.50%, 10/15/24	1,998,000	1,971,828
Safehold Operating Partnership LP, 2.85%, 1/15/32	2,153,000	1,902,103
		3,873,931
15

	Principal Amount	Value
Insurance — 1.0%
Alleghany Corp., 3.25%, 8/15/51	$642,000	$559,107
American International Group, Inc., 6.25%, 5/1/36	1,400,000	1,735,957
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	1,305,000	1,131,481
Athene Global Funding, 1.99%, 8/19/28(2)	1,524,000	1,341,134
Brighthouse Financial Global Funding, 2.00%, 6/28/28(2)	1,099,000	979,989
GA Global Funding Trust, 2.90%, 1/6/32(2)	1,450,000	1,320,280
Global Atlantic Fin Co., 3.125%, 6/15/31(2)	1,175,000	1,053,245
Guardian Life Global Funding, 1.625%, 9/16/28(2)	2,205,000	1,938,221
Hill City Funding Trust, 4.05%, 8/15/41(2)	3,530,000	2,968,523
Protective Life Global Funding, 3.22%, 3/28/25(2)	631,000	630,389
Prudential Financial, Inc., VRN, 5.125%, 3/1/52	1,302,000	1,317,819
RGA Global Funding, 2.70%, 1/18/29(2)	1,980,000	1,865,485
SBL Holdings, Inc., 5.125%, 11/13/26(2)	1,580,000	1,598,369
		18,439,999
IT Services — 0.1%
Fiserv, Inc., 2.65%, 6/1/30	1,805,000	1,668,545
Life Sciences Tools and Services — 0.2%
Danaher Corp., 2.80%, 12/10/51	1,470,000	1,252,854
Illumina, Inc., 2.55%, 3/23/31	2,730,000	2,485,724
		3,738,578
Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	1,068,000	890,306
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	2,275,000	2,263,839
Comcast Corp., 3.75%, 4/1/40	2,107,000	2,128,925
Discovery Communications LLC, 4.65%, 5/15/50	1,190,000	1,158,518
Omnicom Group, Inc., 2.60%, 8/1/31	1,520,000	1,407,791
Paramount Global, 4.20%, 6/1/29	1,320,000	1,336,802
Paramount Global, 4.375%, 3/15/43	1,115,000	1,064,131
Time Warner Cable LLC, 4.50%, 9/15/42	3,065,000	2,842,452
		13,092,764
Metals and Mining — 0.5%
Glencore Funding LLC, 2.625%, 9/23/31(2)	2,120,000	1,900,014
Minera Mexico SA de CV, 4.50%, 1/26/50(2)	3,347,000	3,142,113
Nucor Corp., 3.125%, 4/1/32	746,000	721,965
Steel Dynamics, Inc., 3.45%, 4/15/30	900,000	887,896
Teck Resources Ltd., 6.25%, 7/15/41	1,780,000	2,133,353
		8,785,341
Multi-Utilities — 0.6%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(2)	1,550,000	1,448,351
Ameren Corp., 3.50%, 1/15/31	2,115,000	2,089,510
CenterPoint Energy, Inc., 4.25%, 11/1/28	564,000	581,230
CenterPoint Energy, Inc., 2.65%, 6/1/31	1,386,000	1,280,578
Dominion Energy, Inc., 4.90%, 8/1/41	1,337,000	1,450,474
NiSource, Inc., 5.65%, 2/1/45	1,415,000	1,609,315
Sempra Energy, 3.25%, 6/15/27	1,483,000	1,464,335
WEC Energy Group, Inc., 1.375%, 10/15/27	2,250,000	2,027,863
		11,951,656
Multiline Retail — 0.2%
Dollar Tree, Inc., 2.65%, 12/1/31	2,245,000	2,055,393
Target Corp., 2.95%, 1/15/52	1,492,000	1,374,900
		3,430,293
16

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 1.9%
Aker BP ASA, 3.75%, 1/15/30(2)	$2,201,000	$2,156,796
Aker BP ASA, 4.00%, 1/15/31(2)	558,000	556,791
BP Capital Markets America, Inc., 3.06%, 6/17/41	1,250,000	1,124,563
Cenovus Energy, Inc., 2.65%, 1/15/32	1,360,000	1,234,094
Continental Resources, Inc., 2.27%, 11/15/26(2)	1,460,000	1,365,100
Continental Resources, Inc., 2.875%, 4/1/32(2)	1,022,000	912,953
Diamondback Energy, Inc., 3.50%, 12/1/29	1,730,000	1,715,661
Diamondback Energy, Inc., 4.25%, 3/15/52	328,000	325,012
Enbridge, Inc., 3.40%, 8/1/51	600,000	533,975
Energy Transfer LP, 4.25%, 3/15/23	2,000,000	2,022,548
Energy Transfer LP, 4.90%, 3/15/35	3,027,000	3,070,655
Enterprise Products Operating LLC, 4.85%, 3/15/44	2,102,000	2,234,844
Enterprise Products Operating LLC, 3.30%, 2/15/53	1,027,000	879,650
Equinor ASA, 3.25%, 11/18/49	1,021,000	966,110
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(2)	1,768,698	1,601,899
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	1,270,000	1,504,512
MPLX LP, 4.95%, 3/14/52	1,560,000	1,628,311
Petroleos Mexicanos, 3.50%, 1/30/23	1,884,000	1,886,600
Petroleos Mexicanos, 6.50%, 3/13/27	524,000	533,028
SA Global Sukuk Ltd., 2.69%, 6/17/31(2)	4,375,000	4,150,151
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	3,080,000	3,258,486
Saudi Arabian Oil Co., 1.625%, 11/24/25(2)	1,000,000	950,154
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	974,000	951,270
		35,563,163
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(2)	2,225,000	2,103,218
Personal Products†
GSK Consumer Healthcare Capital PLC, 4.00%, 3/24/52(2)	840,000	842,921
Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	1,929,000	1,889,577
Bristol-Myers Squibb Co., 2.55%, 11/13/50	1,638,000	1,364,196
Merck & Co., Inc., 1.70%, 6/10/27	1,523,000	1,443,711
Royalty Pharma PLC, 2.20%, 9/2/30	1,328,000	1,163,070
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	3,970,000	3,945,220
Viatris, Inc., 4.00%, 6/22/50	481,000	405,673
		10,211,447
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	1,534,000	1,345,173
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(2)	951,000	871,422
		2,216,595
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	933,000	991,454
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	970,000	921,872
CSX Corp., 3.25%, 6/1/27	742,000	748,125
DAE Funding LLC, 1.55%, 8/1/24(2)	1,457,000	1,377,355
DAE Funding LLC, 3.375%, 3/20/28(2)	2,931,000	2,755,140
Union Pacific Corp., 3.55%, 8/15/39	2,366,000	2,340,547
		9,134,493
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom, Inc., 4.00%, 4/15/29(2)(3)	901,000	902,081
Broadcom, Inc., 4.75%, 4/15/29	1,370,000	1,441,984
17

	Principal Amount	Value
Intel Corp., 2.80%, 8/12/41	$2,715,000	$2,406,521
Microchip Technology, Inc., 4.25%, 9/1/25	4,401,000	4,457,714
Qorvo, Inc., 4.375%, 10/15/29	2,167,000	2,171,767
Qorvo, Inc., 3.375%, 4/1/31(2)	1,525,000	1,389,161
		12,769,228
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40	1,710,000	1,486,958
Workday, Inc., 3.70%, 4/1/29(3)	669,000	671,097
		2,158,055
Specialty Retail — 0.7%
AutoNation, Inc., 1.95%, 8/1/28	1,123,000	1,007,369
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	2,242,000	2,058,022
Home Depot, Inc., 3.90%, 6/15/47	2,399,000	2,509,447
Home Depot, Inc., 2.375%, 3/15/51	909,000	731,294
Lowe's Cos., Inc., 2.625%, 4/1/31	3,450,000	3,238,153
Lowe's Cos., Inc., 4.25%, 4/1/52	3,255,000	3,371,954
		12,916,239
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc., 2.65%, 2/8/51	2,865,000	2,479,364
Dell International LLC / EMC Corp., 5.30%, 10/1/29	855,000	932,777
Dell International LLC / EMC Corp., 8.10%, 7/15/36	1,104,000	1,455,414
Dell International LLC / EMC Corp., 3.375%, 12/15/41(2)	880,000	741,241
HP, Inc., 4.00%, 4/15/29	825,000	822,670
HP, Inc., 4.20%, 4/15/32	773,000	771,287
		7,202,753
Thrifts and Mortgage Finance — 0.1%
Nationwide Building Society, VRN, 4.125%, 10/18/32(2)	2,875,000	2,834,176
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(2)	1,808,000	1,843,364
BOC Aviation Ltd., 1.75%, 1/21/26	1,600,000	1,486,508
		3,329,872
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	1,827,000	1,725,822
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 4.75%, 2/1/28	3,818,000	3,884,433
T-Mobile USA, Inc., 3.50%, 4/15/31	1,832,000	1,726,733
T-Mobile USA, Inc., 3.40%, 10/15/52(2)	720,000	614,931
Vodafone Group PLC, VRN, 4.125%, 6/4/81	2,210,000	2,011,586
		8,237,683
TOTAL CORPORATE BONDS (Cost $561,693,972)		524,968,656
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.1%
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 11.1%
FHLMC, 6.00%, 9/1/35	1,322,480	1,472,194
FHLMC, 6.00%, 2/1/38	658,448	736,209
FHLMC, 3.00%, 7/1/51	4,717,560	4,635,018
FHLMC, 3.00%, 7/1/51	4,742,838	4,649,202
FHLMC, 2.50%, 10/1/51	5,224,610	5,016,429
FHLMC, 3.00%, 12/1/51	4,734,904	4,638,574
FNMA, 6.00%, 12/1/33	311,243	344,628
FNMA, 3.50%, 3/1/34	1,734,743	1,781,747
FNMA, 6.00%, 9/1/37	726,555	811,192
FNMA, 6.00%, 11/1/37	937,198	1,046,868
18

	Principal Amount	Value
FNMA, 4.50%, 4/1/39	$869,894	$926,258
FNMA, 4.50%, 5/1/39	2,483,308	2,644,217
FNMA, 6.50%, 5/1/39	494,810	546,411
FNMA, 4.50%, 10/1/39	4,429,605	4,716,457
FNMA, 4.00%, 8/1/41	3,274,982	3,428,402
FNMA, 3.50%, 10/1/41	3,277,236	3,343,385
FNMA, 3.50%, 2/1/42	2,316,026	2,363,236
FNMA, 3.50%, 6/1/42	10,337,184	10,547,892
FNMA, 3.50%, 8/1/42	3,604,491	3,677,951
FNMA, 4.00%, 11/1/45	1,072,428	1,113,522
FNMA, 3.00%, 10/1/51	15,961,680	15,636,220
FNMA, 2.50%, 12/1/51	4,350,949	4,158,233
FNMA, 2.50%, 1/1/52	3,109,909	2,972,162
FNMA, 3.00%, 2/1/52	4,730,458	4,643,083
FNMA, 3.00%, 2/1/52	15,997,853	15,674,079
FNMA, 4.00%, 6/1/57	2,579,865	2,714,802
FNMA, 4.00%, 11/1/59	2,582,698	2,714,495
GNMA, 4.00%, TBA	18,100,000	18,462,000
GNMA, 7.00%, 11/15/22	83	83
GNMA, 7.00%, 4/20/26	625	660
GNMA, 7.50%, 8/15/26	1,365	1,449
GNMA, 8.00%, 8/15/26	564	597
GNMA, 8.00%, 6/15/27	2,034	2,042
GNMA, 7.00%, 2/15/28	222	223
GNMA, 6.50%, 3/15/28	2,746	2,934
GNMA, 6.50%, 5/15/28	9,188	9,825
GNMA, 7.00%, 5/15/31	8,610	9,450
GNMA, 4.50%, 8/15/33	428,308	460,180
GNMA, 6.00%, 9/20/38	253,730	279,831
GNMA, 5.50%, 11/15/38	360,131	391,431
GNMA, 5.50%, 11/15/38	125,354	134,084
GNMA, 6.00%, 1/20/39	79,012	87,733
GNMA, 4.50%, 4/15/39	554,939	597,211
GNMA, 4.50%, 1/15/40	327,197	352,616
GNMA, 4.00%, 7/15/40	554,143	577,798
GNMA, 4.50%, 12/15/40	1,669,707	1,803,259
GNMA, 3.50%, 6/20/42	2,095,371	2,152,115
GNMA, 3.50%, 6/20/51	3,717,829	3,747,071
GNMA, 2.50%, 9/20/51	6,043,306	5,871,187
UMBS, 3.50%, TBA	38,251,000	38,328,697
UMBS, 4.00%, TBA	27,284,000	27,855,259
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $211,496,840)		208,080,601
COLLATERALIZED MORTGAGE OBLIGATIONS — 6.6%
Private Sponsor Collateralized Mortgage Obligations — 5.1%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 3/25/35	897,909	909,026
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.76%, 6/25/34	434,549	438,596
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 2.96%, (1-month LIBOR plus 2.50%), 7/25/29(2)	2,100,000	2,084,055
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.41%, (1-month LIBOR plus 1.95%), 7/25/29(2)	1,960,000	1,950,192
19

	Principal Amount	Value
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.46%, (1-month LIBOR plus 4.00%), 8/26/30(2)	$1,778,518	$1,787,424
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 1.30%, (30-day average SOFR plus 1.20%), 2/25/50(2)	1,823,125	1,795,996
CHNGE Mortgage Trust, Series 2022-1 Class A1 SEQ, VRN, 3.01%, 1/25/67(2)	3,781,174	3,692,926
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	2,094,187	2,126,749
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	17,078	16,250
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(2)	2,225,793	2,165,969
Credit Suisse Mortgage Trust, Series 2022-NQM2, Class A3, VRN, 4.00%, 2/25/67	2,775,000	2,699,282
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(2)	1,550,879	1,474,602
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 2.80%, (30-day average SOFR plus 2.70%), 10/25/33(2)	2,450,000	2,464,272
Farm Mortgage Trust, Series 2021-1, Class A, VRN, 2.18%, 1/25/51(2)	2,859,676	2,657,684
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	1,357,078	1,396,294
GCAT Trust, Series 2021-CM2, Class A1 SEQ, VRN, 2.35%, 8/25/66(2)	7,068,549	6,894,919
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.17%, 6/25/34	342,903	335,497
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.40%, 5/25/34	626,893	614,679
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/25/35	711,559	730,266
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.71%, (1-month LIBOR plus 3.25%), 10/25/30(2)	1,904,826	1,906,482
Home RE Ltd., Series 2021-1, Class M1B, VRN, 2.01%, (1-month LIBOR plus 1.55%), 7/25/33(2)	1,950,000	1,938,204
Imperial Fund Mortgage Trust, Series 2021-NQM4, Class A1, VRN, 2.09%, 1/25/57(2)	2,534,323	2,399,883
J.P. Morgan Wealth Management, Series 2021-CL1, Class M3, VRN, 1.90%, (30-day average SOFR plus 1.80%), 3/25/51(2)	2,926,636	2,850,570
JP Morgan Mortgage Trust, Series 2021-12, Class A4 SEQ, VRN, 2.50%, 2/25/52(2)	4,764,887	4,589,817
JP Morgan Mortgage Trust, Series 2021-13, Class A3, VRN, 2.50%, 4/25/52(2)	5,322,415	4,935,190
JP Morgan Mortgage Trust, Series 2022-LTV1, Class A3, VRN, 3.52%, 7/25/52	2,990,164	2,852,600
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	350,913	350,309
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	684,541	670,206
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.81%, 2/25/35	832,432	831,765
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.81%, 2/25/35	416,216	416,584
MFA Trust, Series 2021-INV1, Class A3 SEQ, VRN, 1.26%, 1/25/56(2)	1,721,167	1,670,719
MFA Trust, Series 2021-INV2, Class A3 SEQ, VRN, 2.26%, 11/25/56(2)	3,744,655	3,547,417
Oceanview Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 10/25/51(2)	4,730,028	4,531,794
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(2)	4,465,011	4,092,682
PSMC Trust, Series 2021-2, Class A3 SEQ, VRN, 2.50%, 5/25/51(2)	1,811,684	1,741,999
20

	Principal Amount	Value
PSMC Trust, Series 2021-3, Class A3 SEQ, VRN, 2.50%, 8/25/51(2)	$4,995,541	$4,794,900
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(2)	2,004,987	1,931,172
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	653,125	644,439
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	2,450,000	2,458,522
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	807,542	819,535
Verus Securitization Trust, Series 2021-7, Class A1, VRN, 1.83%, 10/25/66(2)	2,699,376	2,561,552
Verus Securitization Trust, Series 2022-3, Class A1, 4.13%, 2/25/67	3,875,000	3,864,821
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	175,746	174,091
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, VRN, 2.50%, 6/25/51(2)	3,904,954	3,761,191
		96,571,122
U.S. Government Agency Collateralized Mortgage Obligations — 1.5%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.46%, (1-month LIBOR plus 4.00%), 8/25/24	867,136	880,643
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.25%), 5/25/25	302,510	302,672
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.91%, (1-month LIBOR plus 2.45%), 3/25/49(2)	1,796,749	1,800,711
FHLMC, Series 2020-HQA3, Class M2, VRN, 4.06%, (1-month LIBOR plus 3.60%), 7/25/50(2)	62,243	62,330
FHLMC, Series 2021-DNA6, Class M2, VRN, 1.60%, (30-day average SOFR plus 1.50%), 10/25/41(2)	8,000,000	7,617,885
FHLMC, Series 3397, Class GF, VRN, 0.90%, (1-month LIBOR plus 0.50%), 12/15/37	423,961	426,973
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	10,119,596	1,782,460
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	5,969,740	1,114,342
FNMA, Series 2013-C01, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.25%), 10/25/23	1,382,142	1,425,605
FNMA, Series 2014-C01, Class M2, VRN, 4.86%, (1-month LIBOR plus 4.40%), 1/25/24	1,690,985	1,750,033
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	721,277	720,863
FNMA, Series 2014-C04, Class 1M2, VRN, 5.36%, (1-month LIBOR plus 4.90%), 11/25/24	1,171,343	1,207,117
FNMA, Series 2015-C04, Class 1M2, VRN, 6.16%, (1-month LIBOR plus 5.70%), 4/25/28	3,440,566	3,683,786
FNMA, Series 2015-C04, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.55%), 4/25/28	2,901,870	3,016,242
FNMA, Series 2017-C03, Class 1M2C, VRN, 3.46%, (1-month LIBOR plus 3.00%), 10/25/29	590,000	605,171
GNMA, Series 2007-5, Class FA, VRN, 0.59%, (1-month LIBOR plus 0.14%), 2/20/37	881,062	880,154
		27,276,987
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $126,618,211)		123,848,109
ASSET-BACKED SECURITIES — 6.5%
Aaset Trust, Series 2021-2A, Class A SEQ, 2.80%, 1/15/47(2)	7,268,732	6,704,785
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	3,028,000	2,791,490
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II SEQ, 4.72%, 6/5/49(2)	3,277,890	3,279,477
21

	Principal Amount	Value
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(2)	$4,018,750	$3,680,012
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(2)	3,510,075	3,103,914
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(2)	1,114,771	1,033,724
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37	7,283,911	6,851,346
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(2)	9,050,000	8,588,074
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	6,456,000	5,919,812
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(2)	4,650,000	4,230,337
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(2)	5,300,000	4,786,785
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(2)	8,400,000	7,969,878
Global SC Finance VII Srl, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(2)	3,046,061	2,848,225
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	6,001,171	5,960,994
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	3,348,066	3,154,119
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(2)	2,475,372	2,326,740
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(2)	5,526,436	5,074,071
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(2)	6,662,061	6,175,033
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(2)	5,605,729	5,175,200
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1 SEQ, 1.91%, 10/20/61(2)	7,600,000	7,094,621
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)	9,150,000	8,643,850
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(2)	2,800,000	2,558,576
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)	2,200,000	1,946,398
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	1,693,899	1,630,194
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(2)	3,026,093	2,777,447
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(2)	2,593,500	2,255,547
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	1,870,369	1,850,565
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	3,038,979	3,041,498
TOTAL ASSET-BACKED SECURITIES (Cost $129,689,077)		121,452,712
COLLATERALIZED LOAN OBLIGATIONS — 5.4%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 2.17%, (3-month LIBOR plus 1.90%), 10/27/33(2)	2,825,000	2,827,404
Aimco CLO Ltd., Series 2019-10A, Class BR, VRN, 1.86%, (3-month LIBOR plus 1.60%), 7/22/32(2)	5,200,000	5,153,718
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 1.91%, (3-month LIBOR plus 1.65%), 4/22/31(2)	2,650,000	2,629,278
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.36%, (3-month LIBOR plus 2.10%), 4/22/31(2)	2,825,000	2,805,463
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 1/15/29(2)	4,300,000	4,251,785
Bain Capital Credit CLO Ltd., Series 2019-2A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 10/17/32(2)	2,500,000	2,474,407
22

	Principal Amount	Value
BDS Ltd., Series 2021-FL7, Class C, VRN, 2.17%, (1-month LIBOR plus 1.70%), 6/16/36(2)	$5,450,000	$5,331,809
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.27%, (3-month LIBOR plus 1.02%), 4/20/31(2)	2,675,000	2,655,535
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 7/15/30(2)	1,925,000	1,911,104
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.66%, (3-month LIBOR plus 2.20%), 8/14/30(2)	3,500,000	3,478,288
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 1.85%, (3-month LIBOR plus 1.60%), 7/20/32(2)	2,500,000	2,478,274
Cedar Funding Ltd., Series 2019-10A, Class BR, VRN, 1.85%, (3-month LIBOR plus 1.60%), 10/20/32(2)	2,750,000	2,724,656
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 1.80%, (3-month LIBOR plus 1.56%), 7/23/33(2)	4,075,000	4,054,486
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 1.64%, (3-month LIBOR plus 1.40%), 11/22/33(2)	3,266,610	3,249,722
KKR CLO Ltd., Series 2018, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 7/18/30(2)	2,725,000	2,708,919
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.40%, (3-month LIBOR plus 1.15%), 7/20/31(2)	2,425,000	2,411,241
KKR CLO Ltd., Series 2030A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 10/17/31(2)	5,650,000	5,605,867
KREF Ltd., Series 2021-FL2, Class B, VRN, 2.09%, (1-month LIBOR plus 1.65%), 2/15/39(2)	3,700,000	3,622,004
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(2)	2,000,000	1,990,013
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 1.89%, (3-month LIBOR plus 1.65%), 7/15/33(2)	4,800,000	4,770,666
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.88%, (1-month LIBOR plus 1.45%), 10/16/36(2)	5,012,000	4,880,076
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 1.75%, (3-month LIBOR plus 1.50%), 7/19/30(2)	3,975,000	3,938,844
Parallel Ltd., Series 2019-1A, Class BR, VRN, 2.05%, (3-month LIBOR plus 1.80%), 7/20/32(2)	3,975,000	3,946,129
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.35%, (3-month LIBOR plus 2.10%), 10/20/31(2)	4,025,000	3,951,912
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 1.95%, (3-month LIBOR plus 1.70%), 1/20/32(2)	4,975,000	4,935,723
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 1.91%, (3-month LIBOR plus 1.65%), 4/25/31(2)	4,925,000	4,888,588
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 1.81%, (3-month LIBOR plus 1.57%), 10/18/30(2)	5,000,000	4,962,487
THL Credit Wind River CLO Ltd., Series 2019-3A, Class BR, VRN, 1.89%, (3-month LIBOR plus 1.65%), 4/15/31(2)	2,700,000	2,676,455
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $102,263,970)		101,314,853
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
BDS Ltd., Series 2021-FL8, Class C, VRN, 2.02%, (1-month LIBOR plus 1.55%), 1/18/36(2)	1,614,000	1,569,225
BDS Ltd., Series 2021-FL8, Class D, VRN, 2.37%, (1-month LIBOR plus 1.90%), 1/18/36(2)	2,100,000	2,009,291
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)	4,600,000	4,223,460
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(2)	5,200,000	4,683,778
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.80%, (1-month LIBOR plus 2.40%), 9/15/36(2)	6,000,000	5,805,673
BXMT Ltd., Series 2020-FL2, Class C, VRN, 1.81%, (30-day average SOFR plus 1.76%), 2/15/38(2)	3,500,000	3,431,524
23

	Principal Amount	Value
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 2.52%, (1-month LIBOR plus 2.12%), 11/15/38(2)	$7,096,000	$6,888,929
OPG Trust, Series 2021-PORT, Class E, VRN, 1.93%, (1-month LIBOR plus 1.53%), 10/15/36(2)	6,686,000	6,351,467
PFP Ltd., Series 2019-5, Class B, VRN, 2.08%, (1-month LIBOR plus 1.65%), 4/14/36(2)	2,625,000	2,611,800
PFP Ltd., Series 2021-8, Class C, VRN, 2.23%, (1-month LIBOR plus 1.80%), 8/9/37(2)	3,897,000	3,828,939
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $43,627,407)		41,404,086
MUNICIPAL SECURITIES — 1.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	1,039,000	1,424,901
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	1,993,000	1,993,363
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	3,025,000	2,755,991
Houston GO, 3.96%, 3/1/47	1,410,000	1,503,550
Los Angeles Community College District GO, 6.75%, 8/1/49	870,000	1,312,189
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,075,000	1,357,383
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	935,000	1,203,050
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	1,400,000	1,274,662
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,030,000	1,501,929
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	2,215,000	2,028,565
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	550,000	604,919
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,210,000	1,599,856
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	525,000	630,622
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	1,045,000	930,434
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	1,495,000	1,813,019
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	870,000	1,109,726
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	872,000	1,113,855
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	870,000	932,032
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	870,000	1,058,941
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	870,000	986,374
State of California GO, 4.60%, 4/1/38	870,000	952,283
State of California GO, 7.55%, 4/1/39	870,000	1,291,493
State of California GO, 7.30%, 10/1/39	870,000	1,225,753
TOTAL MUNICIPAL SECURITIES (Cost $27,181,737)		30,604,890
U.S. GOVERNMENT AGENCY SECURITIES — 0.8%
FNMA, 0.75%, 10/8/27	8,724,000	7,945,693
FNMA, 6.625%, 11/15/30	4,500,000	5,901,753
Tennessee Valley Authority, 1.50%, 9/15/31	1,500,000	1,348,947
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $15,575,815)		15,196,393
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Chile†
Chile Government International Bond, 3.625%, 10/30/42	1,047,000	980,395
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36	1,483,000	1,831,602
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	1,431,000	1,822,278
24

	Principal Amount/ Shares	Value
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34	$1,605,000	$2,030,994
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,125,000	1,132,236
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	855,000	908,446
Uruguay Government International Bond, 4.125%, 11/20/45	899,000	980,216
		1,888,662
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $9,056,233)		9,686,167
BANK LOAN OBLIGATIONS(4) — 0.3%
Media — 0.1%
DirecTV Financing, LLC, Term Loan, 8/2/27(5)	2,026,325	2,027,219
Pharmaceuticals — 0.2%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	2,501,100	2,480,003
TOTAL BANK LOAN OBLIGATIONS (Cost $4,535,865)		4,507,222
PREFERRED STOCKS†
Banks†
SVB Financial Group, 4.25% (Cost $625,000)	625,000	579,297
SHORT-TERM INVESTMENTS — 3.9%
Commercial Paper — 2.5%
Credit Agricole Corporate and Investment Bank, 0.32%, 4/1/22(2)(6)	$10,000,000	9,999,912
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(2)(6)	36,600,000	36,599,676
		46,599,588
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,452,746	6,452,746
Repurchase Agreements — 1.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $1,802,505), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $1,766,841)		1,766,828
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 8/15/42, valued at $18,022,478), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $17,669,123)		17,669,000
		19,435,828
TOTAL SHORT-TERM INVESTMENTS (Cost $72,488,574)		72,488,162
TOTAL INVESTMENT SECURITIES — 104.5% (Cost $2,027,425,744)		1,957,289,027
OTHER ASSETS AND LIABILITIES — (4.5)%		(84,017,569)
TOTAL NET ASSETS — 100.0%		$1,873,271,458

25

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	386	June 2022	$81,801,844	$(732,397)
U.S. Treasury 5-Year Notes	38	June 2022	4,358,125	21,895
U.S. Treasury Long Bonds	184	June 2022	27,611,500	(592,855)
U.S. Treasury Ultra Bonds	49	June 2022	8,679,125	(25,096)
			$122,450,594	$(1,328,453)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	353	June 2022	$43,374,875	$(89,142)
U.S. Treasury 10-Year Ultra Notes	12	June 2022	1,625,625	(7,524)
			$45,000,500	$(96,666)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$37,300,000	$(2,004,283)	$(415,890)	$(2,420,173)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,500,000	$(552)	$765,066	$764,514
CPURNSA	Receive	1.77%	8/5/24	$24,500,000	(698)	2,888,554	2,887,856
CPURNSA	Receive	2.34%	2/5/26	$4,000,000	119	435,528	435,647
CPURNSA	Receive	2.33%	2/8/26	$21,000,000	628	2,288,550	2,289,178
CPURNSA	Receive	2.30%	2/24/26	$20,500,000	624	2,248,219	2,248,843
					$121	$8,625,917	$8,626,038

26

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,511,524.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $502,909,533, which represented 26.8% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(6)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
27

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $2,027,425,744)	$1,957,289,027
Cash	69,963
Receivable for investments sold	121,184,243
Receivable for capital shares sold	1,145,728
Receivable for variation margin on futures contracts	80,402
Receivable for variation margin on swap agreements	57,240
Interest and dividends receivable	10,620,092
2,090,446,695

Liabilities
Payable for investments purchased	213,839,947
Payable for capital shares redeemed	2,322,769
Payable for variation margin on swap agreements	148,941
Accrued management fees	753,294
Distribution and service fees payable	28,180
Dividends payable	82,106
217,175,237

Net Assets	$1,873,271,458

Net Assets Consist of:
Capital paid in	$1,961,441,159
Distributable earnings	(88,169,701)
$1,873,271,458

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$755,003,191	73,434,761	$10.28
I Class	$751,444,161	73,063,688	$10.28
Y Class	$141,841,913	13,788,731	$10.29
A Class	$89,093,983	8,664,218	$10.28*
C Class	$7,795,227	758,898	$10.27
R Class	$5,334,439	518,972	$10.28
R5 Class	$5,564	541	$10.28
R6 Class	$122,752,980	11,929,719	$10.29
*Maximum offering price $10.76 (net asset value divided by 0.955).

See Notes to Financial Statements.
28

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$39,280,234
Dividends	609,363
39,889,597

Expenses:
Management fees	9,379,730
Distribution and service fees:
A Class	245,843
C Class	96,525
R Class	30,843
Trustees' fees and expenses	125,146
Other expenses	5,738
9,883,825

Net investment income (loss)	30,005,772

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,035,806)
Futures contract transactions	(1,415,515)
Swap agreement transactions	892,314
(1,559,007)

Change in net unrealized appreciation (depreciation) on:
Investments	(102,463,653)
Futures contracts	(1,728,606)
Swap agreements	6,483,500
(97,708,759)

Net realized and unrealized gain (loss)	(99,267,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,261,994)

See Notes to Financial Statements.
29

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$30,005,772	$33,500,304
Net realized gain (loss)	(1,559,007)	70,856,941
Change in net unrealized appreciation (depreciation)	(97,708,759)	(30,905,306)
Net increase (decrease) in net assets resulting from operations	(69,261,994)	73,451,939

Distributions to Shareholders
From earnings:
Investor Class	(19,994,409)	(35,886,995)
I Class	(22,140,729)	(38,275,535)
Y Class	(3,770,269)	(4,130,102)
A Class	(2,209,990)	(4,528,612)
C Class	(143,761)	(482,941)
R Class	(121,811)	(281,678)
R5 Class	(4,048)	(29,719)
R6 Class	(3,599,101)	(5,706,293)
Decrease in net assets from distributions	(51,984,118)	(89,321,875)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,286,059)	(299,114,865)

Net increase (decrease) in net assets	(124,532,171)	(314,984,801)

Net Assets
Beginning of period	1,997,803,629	2,312,788,430
End of period	$1,873,271,458	$1,997,803,629

See Notes to Financial Statements.
30

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

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Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

32

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

33

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.58%
I Class		0.0500% to 0.1100%	0.38%
Y Class		0.0200% to 0.0800%	0.35%
A Class		0.2500% to 0.3100%	0.58%
C Class		0.2500% to 0.3100%	0.58%
R Class		0.2500% to 0.3100%	0.58%
R5 Class		0.0500% to 0.1100%	0.38%
R6 Class		0.0000% to 0.0600%	0.33%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $4,905,700,817, of which $3,471,596,128 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $4,977,136,239, of which $3,664,922,814 represented U.S. Treasury and Government Agency obligations.

34

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	11,426,991	$125,195,206	16,919,411	$192,879,079
Issued in reinvestment of distributions	1,800,254	19,754,459	3,086,925	35,003,859
Redeemed	(8,326,838)	(91,510,093)	(68,859,673)	(791,766,691)
	4,900,407	53,439,572	(48,853,337)	(563,883,753)
I Class
Sold	14,570,423	159,063,483	49,547,285	569,519,272
Issued in reinvestment of distributions	1,899,356	20,848,634	3,156,377	35,753,539
Redeemed	(22,875,783)	(250,953,580)	(31,661,005)	(361,186,316)
	(6,406,004)	(71,041,463)	21,042,657	244,086,495
Y Class
Sold	7,179,584	78,487,935	6,551,261	74,339,102
Issued in reinvestment of distributions	343,659	3,770,212	364,874	4,130,102
Redeemed	(4,258,146)	(47,086,529)	(2,929,316)	(33,077,133)
	3,265,097	35,171,618	3,986,819	45,392,071
A Class
Sold	1,238,479	13,584,288	2,068,135	23,513,658
Issued in reinvestment of distributions	188,492	2,069,402	371,917	4,211,069
Redeemed	(3,151,516)	(34,741,938)	(2,761,797)	(31,333,659)
	(1,724,545)	(19,088,248)	(321,745)	(3,608,932)
C Class
Sold	82,957	908,698	198,182	2,271,902
Issued in reinvestment of distributions	12,677	139,113	41,377	467,444
Redeemed	(300,522)	(3,277,754)	(914,903)	(10,352,346)
	(204,888)	(2,229,943)	(675,344)	(7,613,000)
R Class
Sold	112,147	1,228,216	261,777	2,985,587
Issued in reinvestment of distributions	10,988	120,635	24,843	281,140
Redeemed	(268,152)	(2,952,369)	(272,327)	(3,097,481)
	(145,017)	(1,603,518)	14,293	169,246
R5 Class
Sold	2,083	23,050	10,698	123,030
Issued in reinvestment of distributions	359	3,986	2,623	29,719
Redeemed	(59,266)	(666,793)	(11,297)	(128,070)
	(56,824)	(639,757)	2,024	24,679
R6 Class
Sold	3,343,389	36,649,917	4,368,599	49,669,533
Issued in reinvestment of distributions	321,582	3,531,647	496,696	5,631,995
Redeemed	(3,418,648)	(37,475,884)	(6,095,272)	(68,983,199)
	246,323	2,705,680	(1,229,977)	(13,681,671)
Net increase (decrease)	(125,451)	$(3,286,059)	(26,034,610)	$(299,114,865)

35

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$703,157,879	—
Corporate Bonds	—	524,968,656	—
U.S. Government Agency Mortgage-Backed Securities	—	208,080,601	—
Collateralized Mortgage Obligations	—	123,848,109	—
Asset-Backed Securities	—	121,452,712	—
Collateralized Loan Obligations	—	101,314,853	—
Commercial Mortgage-Backed Securities	—	41,404,086	—
Municipal Securities	—	30,604,890	—
U.S. Government Agency Securities	—	15,196,393	—
Sovereign Governments and Agencies	—	9,686,167	—
Bank Loan Obligations	—	4,507,222	—
Preferred Stocks	—	579,297	—
Short-Term Investments	$6,452,746	66,035,416	—
	$6,452,746	$1,950,836,281	—
Other Financial Instruments
Futures Contracts	$21,895	—	—
Swap Agreements	—	$8,626,038	—
	$21,895	$8,626,038	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,447,014	—	—
Swap Agreements	—	$2,420,173	—
	$1,447,014	$2,420,173	—

36

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $41,825,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $127,013,330 futures contracts purchased and $38,906,901 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $90,041,667.
37

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$57,240	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	80,402	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$148,941
		$137,642		$148,941
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(660,139)	Change in net unrealized appreciation (depreciation) on swap agreements	$(415,890)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,415,515)	Change in net unrealized appreciation (depreciation) on futures contracts	(1,728,606)
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,552,453	Change in net unrealized appreciation (depreciation) on swap agreements	6,899,390
		$(523,201)		$4,754,894

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$36,117,546	$62,069,698
Long-term capital gains	$15,866,572	$27,252,177

38

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,031,135,339
Gross tax appreciation of investments	$16,220,071
Gross tax depreciation of investments	(90,066,383)
Net tax appreciation (depreciation) of investments	(73,846,312)
Net tax appreciation (depreciation) on derivatives	8,266,396
Net tax appreciation (depreciation)	$(65,579,916)
Other book-to-tax adjustments	$(77,227)
Undistributed ordinary income	—
Post-October capital loss deferral	$(22,512,558)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
39

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.96	0.15	(0.55)	(0.40)	(0.17)	(0.11)	—	(0.28)	$10.28	(3.81)%	0.59%	1.41%	238%	$755,003
2021	$11.10	0.17	0.17	0.34	(0.17)	(0.31)	—	(0.48)	$10.96	2.95%	0.60%	1.42%	238%	$750,959
2020	$10.61	0.26	0.50	0.76	(0.27)	—	—	(0.27)	$11.10	7.18%	0.60%	2.40%	82%	$1,302,958
2019	$10.54	0.29	0.03	0.32	(0.23)	—	(0.02)	(0.25)	$10.61	3.15%	0.60%	2.80%	184%	$1,646,934
2018	$10.68	0.23	(0.14)	0.09	(0.23)	—	—	(0.23)	$10.54	0.86%	0.60%	2.19%	179%	$2,742,374
I Class
2022	$10.96	0.18	(0.56)	(0.38)	(0.19)	(0.11)	—	(0.30)	$10.28	(3.62)%	0.39%	1.61%	238%	$751,444
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.06%	0.40%	1.62%	238%	$871,066
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.39%	0.40%	2.60%	82%	$648,832
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.43%	0.40%	3.00%	184%	$993,543
2018	$10.68	0.25	(0.13)	0.12	(0.26)	—	—	(0.26)	$10.54	1.06%	0.40%	2.39%	179%	$2,296,395
Y Class
2022	$10.96	0.18	(0.54)	(0.36)	(0.20)	(0.11)	—	(0.31)	$10.29	(3.50)%	0.36%	1.64%	238%	$141,842
2021	$11.11	0.18	0.17	0.35	(0.19)	(0.31)	—	(0.50)	$10.96	3.09%	0.37%	1.65%	238%	$115,357
2020	$10.62	0.29	0.49	0.78	(0.29)	—	—	(0.29)	$11.11	7.42%	0.37%	2.63%	82%	$72,594
2019	$10.54	0.31	0.04	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.46%	0.37%	3.03%	184%	$152,412
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.84%	0.37%(4)	2.52%(4)	179%(5)	$603,691

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$10.96	0.13	(0.56)	(0.43)	(0.14)	(0.11)	—	(0.25)	$10.28	(4.05)%	0.84%	1.16%	238%	$89,094
2021	$11.10	0.13	0.18	0.31	(0.14)	(0.31)	—	(0.45)	$10.96	2.69%	0.85%	1.17%	238%	$113,848
2020	$10.62	0.23	0.49	0.72	(0.24)	—	—	(0.24)	$11.10	6.81%	0.85%	2.15%	82%	$118,924
2019	$10.54	0.27	0.04	0.31	(0.21)	—	(0.02)	(0.23)	$10.62	3.02%	0.85%	2.55%	184%	$98,899
2018	$10.68	0.20	(0.13)	0.07	(0.21)	—	—	(0.21)	$10.54	0.61%	0.85%	1.94%	179%	$196,563
C Class
2022	$10.95	0.04	(0.55)	(0.51)	(0.06)	(0.11)	—	(0.17)	$10.27	(4.78)%	1.59%	0.41%	238%	$7,795
2021	$11.09	0.05	0.17	0.22	(0.05)	(0.31)	—	(0.36)	$10.95	1.93%	1.60%	0.42%	238%	$10,550
2020	$10.61	0.15	0.49	0.64	(0.16)	—	—	(0.16)	$11.09	6.02%	1.60%	1.40%	82%	$18,182
2019	$10.54	0.19	0.04	0.23	(0.14)	—	(0.02)	(0.16)	$10.61	2.24%	1.60%	1.80%	184%	$31,481
2018	$10.68	0.13	(0.14)	(0.01)	(0.13)	—	—	(0.13)	$10.54	(0.14)%	1.60%	1.19%	179%	$48,386
R Class
2022	$10.95	0.10	(0.54)	(0.44)	(0.12)	(0.11)	—	(0.23)	$10.28	(4.29)%	1.09%	0.91%	238%	$5,334
2021	$11.10	0.10	0.17	0.27	(0.11)	(0.31)	—	(0.42)	$10.95	2.44%	1.10%	0.92%	238%	$7,274
2020	$10.61	0.21	0.49	0.70	(0.21)	—	—	(0.21)	$11.10	6.65%	1.10%	1.90%	82%	$7,211
2019	$10.54	0.24	0.04	0.28	(0.19)	—	(0.02)	(0.21)	$10.61	2.69%	1.10%	2.30%	184%	$8,748
2018	$10.68	0.18	(0.14)	0.04	(0.18)	—	—	(0.18)	$10.54	0.36%	1.10%	1.69%	179%	$11,186

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$10.96	0.19	(0.57)	(0.38)	(0.19)	(0.11)	—	(0.30)	$10.28	(3.61)%	0.39%	1.61%	238%	$6
2021	$11.10	0.18	0.18	0.36	(0.19)	(0.31)	—	(0.50)	$10.96	3.15%	0.40%	1.62%	238%	$629
2020	$10.62	0.28	0.49	0.77	(0.29)	—	—	(0.29)	$11.10	7.29%	0.40%	2.60%	82%	$615
2019	$10.54	0.32	0.03	0.35	(0.24)	—	(0.03)	(0.27)	$10.62	3.45%	0.40%	3.00%	184%	$419
2018(3)	$10.70	0.26	(0.17)	0.09	(0.25)	—	—	(0.25)	$10.54	0.81%	0.40%(4)	2.46%(4)	179%(5)	$212
R6 Class
2022	$10.97	0.18	(0.55)	(0.37)	(0.20)	(0.11)	—	(0.31)	$10.29	(3.57)%	0.34%	1.66%	238%	$122,753
2021	$11.11	0.19	0.17	0.36	(0.19)	(0.31)	—	(0.50)	$10.97	3.20%	0.35%	1.67%	238%	$128,121
2020	$10.63	0.29	0.48	0.77	(0.29)	—	—	(0.29)	$11.11	7.34%	0.35%	2.65%	82%	$143,473
2019	$10.54	0.32	0.05	0.37	(0.25)	—	(0.03)	(0.28)	$10.63	3.58%	0.35%	3.05%	184%	$301,853
2018	$10.68	0.26	(0.14)	0.12	(0.26)	—	—	(0.26)	$10.54	1.11%	0.35%	2.44%	179%	$290,390

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Diversified Bond Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,283,430 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $15,866,572, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 2205

Annual Report

March 31, 2022

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Y Class	NPHIX	0.11%	4.86%	5.61%	12/27/12
ICE BofA U.S. High Yield Constrained Index	—	-0.30%	4.54%	5.08%	—
Investor Class	AHIVX	-0.19%	—	4.42%	10/2/17
I Class	AHIIX	-0.10%	—	4.50%	10/2/17
A Class	AHIAX				10/2/17
No sales charge		-0.44%	—	4.16%
With sales charge		-4.94%	—	3.09%
R5 Class	AHIEX	0.12%	—	4.63%	10/2/17
R6 Class	AHIDX	0.05%	—	4.65%	10/2/17
Y Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the performance tables and graphs have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made December 27, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Y Class — $16,583

ICE BofA U.S. High Yield Constrained Index — $15,827

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary

High Income returned 0.11%* for the 12-month period ended March 31, 2022. By comparison, the ICE BofA U.S. High Yield Constrained Index returned -0.30%. Fund returns reflect operating expenses, while index returns do not.

The positive economic momentum behind the post-COVID-19 reopening, along with historically low default rates, robust commodity prices and improving credit fundamentals, aided the portfolio’s relative performance. Key contributors included duration management and an underweight position versus the benchmark to securities with BB credit ratings. Additionally, overweight positions in the energy equipment and services, hotels, restaurants and leisure, and diversified telecommunication services sectors boosted relative results.

Economic Reopening and Government and Fed Support Aided Backdrop

In 2021, solid economic growth overcame periodic market concerns, and pockets of market volatility were relatively mild and short-lived. Emerging COVID-19 variants in the second half of 2021 paused reopening but did not disrupt the trajectory.

In addition to reopening, fiscal and monetary support remained potent forces. In March 2021, President Joe Biden signed the $1.9 trillion American Rescue Plan Act, containing various cash payments and refundable tax credits. Meanwhile, the Federal Reserve (Fed) maintained its zero interest rate policy and monthly bond buying until finally tapering bond purchases beginning in November. With these extra reinforcements for growth, the U.S. economy grew 5.7% in 2021. Against a backdrop of solid growth, good corporate earnings and open capital markets, the default rate in U.S. high yield was historically low, and the upgrade/downgrade ratio was historically high.

Inflation Pressures Prompted Fed Tightening

While growth powered ahead, labor shortages and supply chain disruptions began to appear across the U.S. economy. Robust demand complicated the weak supply environment, and inflation surged. For most high-yield issuers, price increases served to mitigate the harm from shortages and cost inflation, and profitability was resilient. In particular, the energy sector enjoyed higher profits, as crude oil prices increased significantly.

By late 2021, the Fed shifted its focus to mounting inflation and announced its asset purchase program would end in March 2022.

The Fed kicked off monetary tightening in March, first ending bond buying, then executing a 25-basis-points (bps) increase in interest rates, the first hike since 2018. Market participants interpreted the Fed’s actions as a signal policymakers will prioritize the clear and present danger of inflation over the hazier risk of a recession. Treasuries sold off sharply on the Fed’s messaging, and the market expected at least 200 bps of additional rate hikes in 2022.

*All fund returns referenced in this commentary are for Y Class shares. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

High-Yield Market Struggled in Early 2022

Amid the rapid re-pricing of Fed tightening expectations, persistently high inflation and surging geopolitical risk, the U.S. high-yield market stumbled in early 2022. The sell-off began in January on rate concerns and extended through February and March as Treasury yields climbed higher. Beginning in late February, the Russian invasion of Ukraine eclipsed elevated inflation to become the dominant factor in the market. The West responded with economic sanctions, including on Russian oil and gas, causing oil prices to surge. Prices eased somewhat by the end of March on signals that U.S. production/distribution could increase to meet global demand.

Energy prices are a key input in inflation calculations, and key measures of year-over-year inflation rose to multidecade highs. Impressive tightness in labor markets, expectations for further supply chain problems and stubbornly high energy prices also contributed to the upsurge in Treasury yields.

Reopening Sectors Aided Results

The portfolio’s top contributors included companies benefiting from reopening trends and key recovery stories among car rental and telecommunication companies. Energy issuers outperformed throughout the period on production volume and commodity price strength. In the travel industry, cruise lines outperformed, and we maintained our conviction despite some volatility from COVID-19 variants.

The portfolio’s automobiles sector detracted, largely due to our decision to underweight select names on relative value considerations. Positions in satellite telecommunication providers also detracted.

Lower-Quality Holdings Helped

Our overweight to securities with CCC credit ratings was a main contributor to relative results, as lower credit quality segments dramatically outperformed. By period-end, we locked in profits and reduced some of the most vulnerable CCC-rated securities, particularly in more cyclical sectors.

Meanwhile, we increased our exposure to securities with BB credit ratings, strategically rotating into certain higher-quality and defensive securities at attractive valuations. High-yield market weakness in early 2022 mostly affected the higher-quality end of the credit spectrum. Many solid BB-rated issues declined meaningfully with no change in default expectations, creating the opportunity to find bargains at appealing yields.

Portfolio Positioning

In our view, yields in the U.S. high-yield market at the end of March 2022 represented a much more compelling entry point compared with the start of 2022. Additionally, we believe high-yield fundamentals remain attractive. Issuers’ operating profits were up strongly in late 2021, and many companies used that cash flow to shore up their balance sheets to prepare for potential future economic volatility. Technical forces in the high-yield market, including credit ratings upgrades, light issuance and positive fund flows, also remain strong.

Nevertheless, we acknowledge macroeconomic and geopolitical headwinds continue to present challenges. This combination of positive fundamental and technical factors and macro uncertainty is keeping us cautiously optimistic regarding the high-yield bond market.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	95.2%
Preferred Stocks	1.8%
Bank Loan Obligations	1.0%
Common Stocks	0.3%
Warrants	0.1%
Convertible Bonds	—*
Escrow Interests	—*
Rights	—*
Short-Term Investments	0.1%
Other Assets and Liabilities	1.5%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$963.30	$3.82	0.78%
I Class	$1,000	$962.70	$3.33	0.68%
Y Class	$1,000	$964.30	$2.84	0.58%
A Class	$1,000	$962.10	$5.04	1.03%
R5 Class	$1,000	$964.30	$2.84	0.58%
R6 Class	$1,000	$963.40	$2.59	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 95.2%
Aerospace and Defense — 1.9%
Bombardier, Inc., 7.50%, 12/1/24(1)	$1,684,000	$1,741,593
Bombardier, Inc., 7.50%, 3/15/25(1)	370,000	372,337
Bombardier, Inc., 7.875%, 4/15/27(1)	975,000	955,724
BWX Technologies, Inc., 4.125%, 4/15/29(1)	450,000	434,061
Howmet Aerospace, Inc., 5.125%, 10/1/24	650,000	673,537
Howmet Aerospace, Inc., 5.90%, 2/1/27	695,000	745,888
Howmet Aerospace, Inc., 5.95%, 2/1/37	1,475,000	1,574,975
Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	325,000	326,255
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	625,000	648,325
Spirit AeroSystems, Inc., 4.60%, 6/15/28	825,000	776,144
TransDigm, Inc., 8.00%, 12/15/25(1)	275,000	287,900
TransDigm, Inc., 6.375%, 6/15/26	1,100,000	1,111,330
TransDigm, Inc., 7.50%, 3/15/27	1,198,000	1,236,054
TransDigm, Inc., 5.50%, 11/15/27	4,000,000	3,974,980
TransDigm, Inc., 4.625%, 1/15/29	825,000	772,394
TransDigm, Inc., 4.875%, 5/1/29	1,175,000	1,103,677
Triumph Group, Inc., 8.875%, 6/1/24(1)	222,000	234,860
Triumph Group, Inc., 6.25%, 9/15/24(1)	125,000	124,576
		17,094,610
Air Freight and Logistics — 0.1%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	400,000	391,190
Western Global Airlines LLC, 10.375%, 8/15/25(1)	575,000	618,818
		1,010,008
Airlines — 0.7%
American Airlines, Inc., 11.75%, 7/15/25(1)	950,000	1,110,308
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	625,000	630,566
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	1,050,000	1,047,506
Delta Air Lines, Inc., 7.375%, 1/15/26	275,000	298,953
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	500,000	503,298
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	975,000	976,843
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	330,000	352,024
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	328,152	340,214
United Airlines, Inc., 4.375%, 4/15/26(1)	225,000	221,625
United Airlines, Inc., 4.625%, 4/15/29(1)	1,075,000	1,023,642
Virgin Australia Holdings Pty Ltd., 8.125%, 11/15/24(1)(2)(3)	200,000	7,000
		6,511,979
Auto Components — 1.3%
Clarios Global LP, 6.75%, 5/15/25(1)	558,000	578,520
Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(1)	150,000	155,828
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24(1)	575,000	587,250
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	500,000	501,845
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)	1,675,000	1,458,456
10

	Principal Amount/Shares	Value
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	$1,460,000	$1,548,038
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	425,000	422,552
Goodyear Tire & Rubber Co., 5.00%, 7/15/29(1)	1,425,000	1,329,162
Goodyear Tire & Rubber Co., 5.25%, 7/15/31(1)	1,150,000	1,064,865
Goodyear Tire & Rubber Co., 5.625%, 4/30/33	525,000	483,903
Patrick Industries, Inc., 7.50%, 10/15/27(1)	943,000	966,764
Patrick Industries, Inc., 4.75%, 5/1/29(1)	875,000	754,097
Tenneco, Inc., 5.00%, 7/15/26	125,000	123,144
Tenneco, Inc., 7.875%, 1/15/29(1)	1,300,000	1,371,519
Wheel Pros, Inc., 6.50%, 5/15/29(1)	775,000	680,590
		12,026,533
Automobiles — 2.4%
Ford Motor Co., 9.00%, 4/22/25	2,850,000	3,266,812
Ford Motor Co., 3.25%, 2/12/32	400,000	357,924
Ford Motor Co., 4.75%, 1/15/43	109,000	99,196
Ford Motor Co., 5.29%, 12/8/46	700,000	680,687
Ford Motor Credit Co. LLC, 4.14%, 2/15/23	275,000	277,236
Ford Motor Credit Co. LLC, 5.58%, 3/18/24	1,300,000	1,338,493
Ford Motor Credit Co. LLC, 4.06%, 11/1/24	200,000	199,640
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	400,000	403,492
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,425,000	1,455,239
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	400,000	400,040
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	800,000	782,824
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	600,000	600,120
Ford Motor Credit Co. LLC, 2.70%, 8/10/26	600,000	558,756
Ford Motor Credit Co. LLC, 4.27%, 1/9/27	400,000	395,312
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	200,000	189,847
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	4,075,000	4,106,377
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	1,300,000	1,226,277
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25(1)	1,200,000	1,242,924
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28(1)	800,000	736,000
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(1)	600,000	529,125
Mclaren Finance PLC, 7.50%, 8/1/26(1)	600,000	591,894
PM General Purchaser LLC, 9.50%, 10/1/28(1)	800,000	787,656
Thor Industries, Inc., 4.00%, 10/15/29(1)	600,000	527,490
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	975,000	987,178
		21,740,539
Banks†
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	400,000	382,963
Beverages — 0.2%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)	950,000	861,075
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	1,125,000	961,493
		1,822,568
Biotechnology — 0.1%
Grifols Escrow Issuer SA, 4.75%, 10/15/28(1)	600,000	565,563
Building Products — 1.2%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	175,000	175,495
APi Group DE, Inc., 4.125%, 7/15/29(1)	1,025,000	946,536
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	928,000	964,308
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	650,000	640,575
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	1,675,000	1,562,507
11

	Principal Amount/Shares	Value
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	$400,000	$371,916
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	1,175,000	1,004,143
Griffon Corp., 5.75%, 3/1/28	1,425,000	1,372,503
Jeld-Wen, Inc., 6.25%, 5/15/25(1)	425,000	438,468
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	300,000	289,107
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30(1)	350,000	327,434
PGT Innovations, Inc., 4.375%, 10/1/29(1)	1,050,000	981,089
Standard Industries, Inc., 4.375%, 7/15/30(1)	700,000	642,040
Victors Merger Corp., 6.375%, 5/15/29(1)	775,000	635,923
		10,352,044
Capital Markets — 1.9%
AG Issuer LLC, 6.25%, 3/1/28(1)	1,525,000	1,527,097
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	800,000	752,988
Compass Group Diversified Holdings LLC, 5.00%, 1/15/32(1)	475,000	430,716
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,524,000	2,538,690
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	150,000	151,354
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	2,175,000	2,221,295
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,717,000	2,671,083
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29	700,000	643,674
Iliad Holding SASU, 6.50%, 10/15/26(1)	600,000	602,406
Iliad Holding SASU, 7.00%, 10/15/28(1)	400,000	401,250
Jane Street Group / JSG Finance, Inc., 4.50%, 11/15/29(1)	850,000	806,484
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	1,750,000	1,655,010
MSCI, Inc., 4.00%, 11/15/29(1)	350,000	340,560
MSCI, Inc., 3.625%, 11/1/31(1)	850,000	801,393
NFP Corp., 4.875%, 8/15/28(1)	375,000	358,843
NFP Corp., 6.875%, 8/15/28(1)	1,575,000	1,506,125
		17,408,968
Chemicals — 2.5%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)	75,000	69,767
ASP Unifrax Holdings, Inc., 7.50%, 9/30/29(1)	175,000	155,965
Avient Corp., 5.75%, 5/15/25(1)	475,000	488,443
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	250,000	255,454
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	175,000	161,212
Diamond BC BV, 4.625%, 10/1/29(1)	700,000	629,587
FXI Holdings, Inc., 7.875%, 11/1/24(1)	1,164,000	1,161,171
FXI Holdings, Inc., 12.25%, 11/15/26(1)	1,680,000	1,821,238
Herens Holdco Sarl, 4.75%, 5/15/28(1)	600,000	538,842
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	225,000	228,094
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	575,000	611,395
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)(4)	725,000	725,910
LSB Industries, Inc., 6.25%, 10/15/28(1)	575,000	584,059
LSF11 A5 HoldCo LLC, 6.625%, 10/15/29(1)	325,000	302,762
Methanex Corp., 5.125%, 10/15/27	350,000	352,203
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	400,000	381,498
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	850,000	848,070
NOVA Chemicals Corp., 4.25%, 5/15/29(1)	350,000	323,145
12

	Principal Amount/Shares	Value
OCI NV, 4.625%, 10/15/25(1)	$323,000	$325,789
Olin Corp., 5.625%, 8/1/29	1,450,000	1,470,844
Olympus Water US Holding Corp., 6.25%, 10/1/29(1)	200,000	177,384
Polar US Borrower LLC / Schenectady International Group, Inc., 6.75%, 5/15/26(1)	575,000	490,869
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	1,250,000	1,179,856
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)	1,000,000	899,690
SCIL IV LLC / SCIL USA Holdings LLC, 5.375%, 11/1/26(1)	775,000	714,217
Scotts Miracle-Gro Co., 4.00%, 4/1/31	1,375,000	1,201,447
SPCM SA, 3.125%, 3/15/27(1)	400,000	368,852
TPC Group, Inc., 10.50%, 8/1/24(1)(2)(3)	325,000	123,500
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	1,316,000	1,302,998
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	1,050,000	970,872
Tronox, Inc., 4.625%, 3/15/29(1)	1,175,000	1,101,510
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	625,000	612,312
WR Grace Holdings LLC, 5.625%, 8/15/29(1)	1,575,000	1,476,720
		22,055,675
Commercial Services and Supplies — 2.1%
ADT Security Corp., 4.125%, 8/1/29(1)	725,000	674,286
ADT Security Corp., 4.875%, 7/15/32(1)	425,000	391,867
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,025,000	1,038,530
Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	1,600,000	1,655,680
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	800,000	756,988
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	800,000	748,840
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.00%, 6/1/29(1)	1,147,000	1,013,374
APi Escrow Corp., 4.75%, 10/15/29(1)	475,000	442,054
APX Group, Inc., 5.75%, 7/15/29(1)	250,000	228,594
Covanta Holding Corp., 5.00%, 9/1/30	550,000	522,321
Garda World Security Corp., 6.00%, 6/1/29(1)	2,175,000	1,957,978
GEO Group, Inc., 6.00%, 4/15/26	50,000	39,061
IAA, Inc., 5.50%, 6/15/27(1)	300,000	301,115
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	825,000	836,302
Madison IAQ LLC, 4.125%, 6/30/28(1)	450,000	415,305
Madison IAQ LLC, 5.875%, 6/30/29(1)	600,000	539,331
Matthews International Corp., 5.25%, 12/1/25(1)	150,000	151,219
Metis Merger Sub LLC, 6.50%, 5/15/29(1)	1,175,000	1,108,154
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	2,450,000	2,523,500
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/1/28(1)	1,225,000	1,235,167
Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/1/30(1)	300,000	301,064
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	75,000	76,903
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	925,000	847,480
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	225,000	220,550
Sotheby's/Bidfair Holdings, Inc., 5.875%, 6/1/29(1)	400,000	387,738
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	525,000	527,171
		18,940,572
13

	Principal Amount/Shares	Value
Communications Equipment — 0.7%
Ciena Corp., 4.00%, 1/31/30(1)	$525,000	$506,077
CommScope Technologies LLC, 6.00%, 6/15/25(1)	994,000	942,600
CommScope Technologies LLC, 5.00%, 3/15/27(1)	650,000	565,929
CommScope, Inc., 6.00%, 3/1/26(1)	825,000	835,560
CommScope, Inc., 8.25%, 3/1/27(1)	425,000	413,803
CommScope, Inc., 7.125%, 7/1/28(1)	750,000	678,375
CommScope, Inc., 4.75%, 9/1/29(1)	375,000	345,893
Nokia of America Corp., 6.45%, 3/15/29	1,750,000	1,874,521
		6,162,758
Construction and Engineering — 0.5%
Artera Services LLC, 9.03%, 12/4/25(1)	350,000	350,140
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	200,000	186,258
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(1)	625,000	613,184
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	1,125,000	1,083,938
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	1,200,000	1,211,820
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/28(1)	1,250,000	1,154,312
		4,599,652
Construction Materials — 0.7%
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,600,000	1,621,104
Cemex SAB de CV, 5.20%, 9/17/30(1)	600,000	597,918
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,000,000	914,200
Cemex SAB de CV, VRN, 5.125%(1)(5)	600,000	589,737
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	1,500,000	1,481,205
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	325,000	331,091
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	950,000	939,141
		6,474,396
Consumer Finance — 1.9%
Acuris Finance US, Inc. / Acuris Finance SARL, 5.00%, 5/1/28(1)	525,000	483,467
Ally Financial, Inc., 8.00%, 11/1/31	25,000	31,416
FirstCash, Inc., 4.625%, 9/1/28(1)	750,000	698,768
FirstCash, Inc., 5.625%, 1/1/30(1)	450,000	432,896
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(4)	2,998,470	2,728,008
LFS Topco LLC, 5.875%, 10/15/26(1)	350,000	328,538
Navient Corp., 7.25%, 9/25/23	165,000	171,617
Navient Corp., 5.875%, 10/25/24	1,875,000	1,915,312
Navient Corp., 6.75%, 6/25/25	2,125,000	2,185,987
Navient Corp., 6.75%, 6/15/26	675,000	689,337
Navient Corp., 5.00%, 3/15/27	100,000	95,431
Navient Corp., 5.50%, 3/15/29	1,350,000	1,258,983
Navient Corp., MTN, 6.125%, 3/25/24	700,000	713,437
OneMain Finance Corp., 8.25%, 10/1/23	325,000	342,860
OneMain Finance Corp., 6.125%, 3/15/24	100,000	102,617
OneMain Finance Corp., 8.875%, 6/1/25	350,000	369,298
OneMain Finance Corp., 7.125%, 3/15/26	1,025,000	1,096,770
OneMain Finance Corp., 6.625%, 1/15/28	525,000	550,841
OneMain Finance Corp., 5.375%, 11/15/29	400,000	389,304
PROG Holdings, Inc., 6.00%, 11/15/29(1)	550,000	511,233
SLM Corp., 3.125%, 11/2/26	1,275,000	1,185,316
14

	Principal Amount/Shares	Value
VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 2/1/30(1)	$600,000	$565,320
World Acceptance Corp., 7.00%, 11/1/26(1)	675,000	594,945
		17,441,701
Containers and Packaging — 0.9%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(4)	2,061,842	1,889,039
Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)(7)	100,000	101,250
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)(4)	425,000	427,799
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(1)	725,000	715,937
LABL, Inc., 5.875%, 11/1/28(1)	275,000	258,328
LABL, Inc., 8.25%, 11/1/29(1)	700,000	619,063
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	75,000	74,804
OI European Group BV, 4.75%, 2/15/30(1)	550,000	512,058
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	325,000	330,608
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	150,000	148,733
Sealed Air Corp., 4.00%, 12/1/27(1)	400,000	390,740
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	300,000	301,872
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	225,000	222,237
TriMas Corp., 4.125%, 4/15/29(1)	1,000,000	914,390
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	800,000	797,760
		7,704,618
Distributors — 0.4%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	1,400,000	1,321,390
Performance Food Group, Inc., 5.50%, 10/15/27(1)	375,000	373,656
Performance Food Group, Inc., 4.25%, 8/1/29(1)	725,000	661,562
Resideo Funding, Inc., 4.00%, 9/1/29(1)	375,000	341,974
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	700,000	700,665
		3,399,247
Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	1,500,000	1,454,303
Carriage Services, Inc., 4.25%, 5/15/29(1)	650,000	606,635
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	200,000	200,916
Graham Holdings Co., 5.75%, 6/1/26(1)	600,000	617,358
Service Corp. International, 4.00%, 5/15/31	950,000	885,937
Sotheby's, 7.375%, 10/15/27(1)	600,000	615,447
		4,380,596
Diversified Financial Services — 0.7%
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)	400,000	406,598
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.00%, 8/15/28(1)	400,000	383,806
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	1,000,000	955,730
Midcap Financial Issuer Trust, 6.50%, 5/1/28(1)	600,000	565,146
Midcap Financial Issuer Trust, 5.625%, 1/15/30(1)	600,000	531,345
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	425,000	408,293
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	625,000	565,494
Paysafe Finance PLC / Paysafe Holdings US Corp., 4.00%, 6/15/29(1)	675,000	575,026
Sabre GLBL, Inc., 9.25%, 4/15/25(1)	575,000	638,423
Sabre GLBL, Inc., 7.375%, 9/1/25(1)	600,000	627,519
Verscend Escrow Corp., 9.75%, 8/15/26(1)	575,000	598,658
		6,256,038
15

	Principal Amount/Shares	Value
Diversified Telecommunication Services — 3.4%
Altice France Holding SA, 10.50%, 5/15/27(1)	$2,100,000	$2,200,170
Altice France Holding SA, 6.00%, 2/15/28(1)	2,325,000	2,009,928
Altice France SA, 8.125%, 2/1/27(1)	2,050,000	2,115,989
Altice France SA, 5.50%, 1/15/28(1)	1,025,000	951,948
Altice France SA, 5.125%, 1/15/29(1)	675,000	605,947
Altice France SA, 5.125%, 7/15/29(1)	2,150,000	1,929,840
Altice France SA, 5.50%, 10/15/29(1)	1,600,000	1,437,824
Cablevision Lightpath LLC, 3.875%, 9/15/27(1)	400,000	374,808
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	400,000	365,740
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	850,000	865,891
Embarq Corp., 8.00%, 6/1/36	1,675,000	1,616,643
Frontier Communications Holdings LLC, 5.875%, 10/15/27(1)	200,000	198,908
Frontier Communications Holdings LLC, 5.00%, 5/1/28(1)	525,000	504,643
Frontier Communications Holdings LLC, 6.75%, 5/1/29(1)	825,000	793,138
Frontier Communications Holdings LLC, 5.875%, 11/1/29	391,356	358,826
Frontier Communications Holdings LLC, 6.00%, 1/15/30(1)	800,000	741,068
Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,100,000	1,142,218
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(2)(3)	1,500,000	150
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(2)(3)	325,000	33
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	525,000	495,162
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	1,625,000	1,493,477
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	625,000	554,681
Lumen Technologies, Inc., 6.75%, 12/1/23	625,000	650,019
Lumen Technologies, Inc., 5.125%, 12/15/26(1)	800,000	763,424
Lumen Technologies, Inc., 4.50%, 1/15/29(1)	1,100,000	948,062
Lumen Technologies, Inc., 5.375%, 6/15/29(1)	650,000	579,774
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27(1)	350,000	333,070
Sprint Capital Corp., 8.75%, 3/15/32	1,400,000	1,888,439
Switch Ltd., 3.75%, 9/15/28(1)	275,000	267,174
Telecom Italia Capital SA, 6.375%, 11/15/33	875,000	837,812
Telecom Italia Capital SA, 6.00%, 9/30/34	1,815,000	1,709,585
Telecom Italia Capital SA, 7.20%, 7/18/36	100,000	97,434
Telecom Italia SpA, 5.30%, 5/30/24(1)	200,000	201,755
Telesat Canada / Telesat LLC, 5.625%, 12/6/26(1)	1,300,000	994,110
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	50,000	36,531
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	350,000	171,938
		30,236,159
Electric Utilities — 0.8%
Drax Finco PLC, 6.625%, 11/1/25(1)	600,000	607,635
FirstEnergy Corp., 5.35%, 7/15/47	700,000	731,871
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)	450,000	422,638
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	7,000	7,077
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,050,000	1,039,489
NRG Energy, Inc., 6.625%, 1/15/27	358,000	369,381
NRG Energy, Inc., 3.375%, 2/15/29(1)	225,000	200,409
NRG Energy, Inc., 3.625%, 2/15/31(1)	435,000	383,255
NRG Energy, Inc., 3.875%, 2/15/32(1)	525,000	463,042
Pacific Gas and Electric Co., 4.55%, 7/1/30	375,000	372,667
PG&E Corp., 5.00%, 7/1/28	650,000	629,005
Talen Energy Supply LLC, 6.50%, 6/1/25(3)	100,000	25,325
16

	Principal Amount/Shares	Value
Talen Energy Supply LLC, 10.50%, 1/15/26(1)(3)	$525,000	$131,250
Talen Energy Supply LLC, 6.625%, 1/15/28(1)(3)	217,000	202,210
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	1,175,000	1,157,957
		6,743,211
Electrical Equipment — 0.1%
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	575,000	598,811
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	700,000	744,310
		1,343,121
Electronic Equipment, Instruments and Components — 0.9%
II-VI, Inc., 5.00%, 12/15/29(1)	525,000	513,936
Imola Merger Corp., 4.75%, 5/15/29(1)	4,225,000	4,074,168
Likewize Corp., 9.75%, 10/15/25(1)	525,000	532,145
Sensata Technologies BV, 4.00%, 4/15/29(1)	1,600,000	1,525,936
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	350,000	324,294
TTM Technologies, Inc., 4.00%, 3/1/29(1)	1,075,000	996,595
		7,967,074
Energy Equipment and Services — 1.8%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	350,000	354,344
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	975,000	962,812
Basic Energy Services, Inc., 10.75%, 10/15/23(1)(2)(3)	75,000	2,625
Bristow Group, Inc., 6.875%, 3/1/28(1)	1,275,000	1,292,652
ChampionX Corp., 6.375%, 5/1/26	183,000	187,414
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	500,000	494,475
Global Marine, Inc., 7.00%, 6/1/28	25,000	18,125
Nabors Industries Ltd., 7.25%, 1/15/26(1)	250,000	250,418
Nabors Industries Ltd., 7.50%, 1/15/28(1)	775,000	757,214
Nabors Industries, Inc., 5.75%, 2/1/25	1,525,000	1,486,417
Nabors Industries, Inc., 7.375%, 5/15/27(1)	700,000	728,308
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	700,000	399,763
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(1)(4)	11,029	12,463
Precision Drilling Corp., 7.125%, 1/15/26(1)	525,000	536,109
Precision Drilling Corp., 6.875%, 1/15/29(1)	1,125,000	1,143,242
Shelf Drilling Holdings Ltd., 8.875%, 11/15/24(1)	725,000	740,899
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	800,000	659,236
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	864,116	828,359
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	304,688	302,127
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	229,119	224,330
Transocean, Inc., 7.25%, 11/1/25(1)	175,000	152,444
Transocean, Inc., 11.50%, 1/30/27(1)	1,108,000	1,145,722
Transocean, Inc., 8.00%, 2/1/27(1)	1,125,000	954,562
Transocean, Inc., 7.50%, 4/15/31	425,000	303,038
Transocean, Inc., 9.35%, 12/15/41	150,000	108,457
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	650,000	656,942
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	275,000	276,481
Weatherford International Ltd., 11.00%, 12/1/24(1)	169,000	175,136
Weatherford International Ltd., 8.625%, 4/30/30(1)	925,000	940,276
		16,094,390
17

	Principal Amount/Shares	Value
Entertainment — 0.9%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	$575,000	$567,637
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)(4)	3,252,338	2,924,502
Cinemark USA, Inc., 5.875%, 3/15/26(1)	875,000	849,774
Cinemark USA, Inc., 5.25%, 7/15/28(1)	1,725,000	1,613,272
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	500,000	509,970
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	700,000	659,666
Playtika Holding Corp., 4.25%, 3/15/29(1)	1,100,000	1,016,878
		8,141,699
Equity Real Estate Investment Trusts (REITs) — 2.9%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 4/1/27(1)	850,000	795,099
CTR Partnership LP / CareTrust Capital Corp., 3.875%, 6/30/28(1)	300,000	283,203
Diversified Healthcare Trust, 9.75%, 6/15/25	950,000	1,001,024
Diversified Healthcare Trust, 4.375%, 3/1/31	1,350,000	1,158,644
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/26(1)	525,000	499,477
HAT Holdings I LLC / HAT Holdings II LLC, 3.75%, 9/15/30(1)	200,000	180,386
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	1,600,000	1,502,392
Iron Mountain, Inc., 5.00%, 7/15/28(1)	350,000	341,840
Iron Mountain, Inc., 5.25%, 7/15/30(1)	1,225,000	1,202,166
Iron Mountain, Inc., 4.50%, 2/15/31(1)	1,425,000	1,317,840
Iron Mountain, Inc., 5.625%, 7/15/32(1)	100,000	98,702
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, 6/15/25(1)	405,000	408,631
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	250,000	232,604
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 6/1/25(1)	900,000	937,359
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	775,000	775,535
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 4.875%, 5/15/29(1)	850,000	798,558
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	550,000	517,652
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	1,025,000	975,123
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	925,000	856,716
Service Properties Trust, 5.00%, 8/15/22	1,040,000	1,036,209
Service Properties Trust, 4.35%, 10/1/24	1,450,000	1,398,090
Service Properties Trust, 7.50%, 9/15/25	600,000	630,180
Service Properties Trust, 5.25%, 2/15/26	1,025,000	962,608
Service Properties Trust, 4.75%, 10/1/26	325,000	297,765
Service Properties Trust, 4.95%, 2/15/27	1,500,000	1,389,300
Service Properties Trust, 5.50%, 12/15/27	525,000	507,019
Service Properties Trust, 3.95%, 1/15/28	100,000	85,197
Service Properties Trust, 4.95%, 10/1/29	325,000	283,371
Service Properties Trust, 4.375%, 2/15/30	75,000	62,396
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	950,000	988,190
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.00%, 1/15/30(1)	325,000	293,163
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28(1)	825,000	780,310
18

	Principal Amount/Shares	Value
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.50%, 2/15/29(1)	$1,250,000	$1,167,075
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	808,000	805,899
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	225,000	219,184
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	225,000	217,636
XHR LP, 6.375%, 8/15/25(1)	550,000	567,540
XHR LP, 4.875%, 6/1/29(1)	525,000	510,636
		26,084,719
Food and Staples Retailing — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	800,000	774,752
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.875%, 2/15/28(1)	125,000	124,806
Ingles Markets, Inc., 4.00%, 6/15/31(1)	800,000	756,584
Rite Aid Corp., 7.50%, 7/1/25(1)	716,000	669,016
Rite Aid Corp., 8.00%, 11/15/26(1)	587,000	541,141
SEG Holding LLC / SEG Finance Corp., 5.625%, 10/15/28(1)	1,300,000	1,301,430
United Natural Foods, Inc., 6.75%, 10/15/28(1)	275,000	282,199
		4,449,928
Food Products — 0.9%
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	450,000	389,167
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	125,000	127,651
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	1,025,000	1,052,352
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	600,000	614,652
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	675,000	631,463
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	675,000	631,678
Post Holdings, Inc., 5.75%, 3/1/27(1)	150,000	150,934
Post Holdings, Inc., 5.625%, 1/15/28(1)	300,000	294,957
Post Holdings, Inc., 5.50%, 12/15/29(1)	750,000	722,797
Post Holdings, Inc., 4.50%, 9/15/31(1)	550,000	488,120
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	1,300,000	1,220,440
US Foods, Inc., 6.25%, 4/15/25(1)	225,000	230,914
US Foods, Inc., 4.75%, 2/15/29(1)	1,575,000	1,504,227
		8,059,352
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	625,000	626,178
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	450,000	449,300
		1,075,478
Health Care Equipment and Supplies — 0.6%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	500,000	495,143
Avantor Funding, Inc., 3.875%, 11/1/29(1)	1,025,000	964,863
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)	300,000	277,883
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)	2,450,000	2,280,827
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	270,000	278,509
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28(1)	705,000	727,049
		5,024,274
Health Care Providers and Services — 4.4%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	475,000	477,969
19

	Principal Amount/Shares	Value
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	$500,000	$494,219
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	550,000	512,553
Air Methods Corp., 8.00%, 5/15/25(1)	1,150,000	996,153
Centene Corp., 4.25%, 12/15/27	1,500,000	1,507,170
Centene Corp., 2.45%, 7/15/28	500,000	457,512
Centene Corp., 4.625%, 12/15/29	253,000	255,490
Centene Corp., 3.375%, 2/15/30	350,000	329,945
Centene Corp., 3.00%, 10/15/30	550,000	506,005
Centene Corp., 2.50%, 3/1/31	350,000	309,460
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	1,600,000	1,668,136
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	400,000	407,884
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	1,350,000	1,433,970
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	729,000	662,661
CHS / Community Health Systems, Inc., 6.00%, 1/15/29(1)	600,000	607,320
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)	2,100,000	2,066,148
CHS / Community Health Systems, Inc., 6.125%, 4/1/30(1)	1,875,000	1,748,381
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	1,328,000	1,256,806
CHS/Community Health Systems, Inc., 5.25%, 5/15/30(1)	1,275,000	1,225,594
DaVita, Inc., 4.625%, 6/1/30(1)	3,925,000	3,670,660
DaVita, Inc., 3.75%, 2/15/31(1)	825,000	722,886
Encompass Health Corp., 4.75%, 2/1/30	890,000	855,882
Envision Healthcare Corp., 8.75%, 10/15/26(1)	700,000	338,495
HCA, Inc., 7.69%, 6/15/25	250,000	276,761
HCA, Inc., 5.375%, 9/1/26	200,000	210,200
HCA, Inc., MTN, 7.58%, 9/15/25	1,250,000	1,385,475
HealthEquity, Inc., 4.50%, 10/1/29(1)	500,000	474,375
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	500,000	517,550
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	125,000	121,025
LifePoint Health, Inc., 5.375%, 1/15/29(1)	600,000	568,132
MEDNAX, Inc., 5.375%, 2/15/30(1)	125,000	120,857
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	475,000	443,700
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	575,000	553,159
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	1,675,000	1,596,484
Owens & Minor, Inc., 4.50%, 3/31/29(1)	1,250,000	1,195,225
Owens & Minor, Inc., 6.625%, 4/1/30(1)	500,000	515,220
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	950,000	974,933
RP Escrow Issuer LLC, 5.25%, 12/15/25(1)	525,000	513,576
Select Medical Corp., 6.25%, 8/15/26(1)	900,000	932,733
Tenet Healthcare Corp., 4.625%, 7/15/24	175,000	176,005
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	400,000	403,400
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	1,750,000	1,767,430
Tenet Healthcare Corp., 6.25%, 2/1/27(1)	25,000	25,693
Tenet Healthcare Corp., 5.125%, 11/1/27(1)	225,000	226,350
Tenet Healthcare Corp., 4.625%, 6/15/28(1)	504,000	495,132
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	1,625,000	1,653,202
Tenet Healthcare Corp., 4.25%, 6/1/29(1)	1,075,000	1,032,064
Tenet Healthcare Corp., 4.375%, 1/15/30(1)	650,000	624,790
Tenet Healthcare Corp., 6.875%, 11/15/31	275,000	294,192
		39,608,962
Hotels, Restaurants and Leisure — 10.3%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	350,000	336,618
20

	Principal Amount/Shares	Value
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	$2,850,000	$2,574,661
Affinity Gaming, 6.875%, 12/15/27(1)	825,000	803,925
Aramark Services, Inc., 5.00%, 4/1/25(1)	100,000	100,383
Aramark Services, Inc., 6.375%, 5/1/25(1)	925,000	950,715
Boyd Gaming Corp., 8.625%, 6/1/25(1)	173,000	181,925
Boyne USA, Inc., 4.75%, 5/15/29(1)	875,000	841,133
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	1,050,000	1,126,461
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	1,475,000	1,380,969
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(1)	650,000	664,099
Carnival Corp., 10.50%, 2/1/26(1)	1,175,000	1,308,486
Carnival Corp., 7.625%, 3/1/26(1)	2,100,000	2,116,170
Carnival Corp., 5.75%, 3/1/27(1)	12,650,000	12,080,750
Carnival Corp., 6.65%, 1/15/28	600,000	567,498
Carnival Corp., 6.00%, 5/1/29(1)	1,400,000	1,321,138
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)	525,000	428,896
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)(7)	825,000	834,281
CEC Entertainment LLC, 6.75%, 5/1/26(1)	350,000	338,989
Cedar Fair LP, 5.25%, 7/15/29	325,000	320,647
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(1)	350,000	359,842
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28	600,000	611,202
Churchill Downs, Inc., 5.50%, 4/1/27(1)	1,200,000	1,215,600
Churchill Downs, Inc., 4.75%, 1/15/28(1)	100,000	97,188
Empire Resorts, Inc., 7.75%, 11/1/26(1)	600,000	585,720
Everi Holdings, Inc., 5.00%, 7/15/29(1)	450,000	426,859
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	625,000	593,450
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	950,000	875,173
Full House Resorts, Inc., 8.25%, 2/15/28(1)	1,225,000	1,253,996
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	2,100,000	2,189,302
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 7.00%, 8/15/28(1)	1,325,000	1,023,006
Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25(1)	350,000	358,540
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	550,000	569,773
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	200,000	188,125
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	850,000	772,807
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29(1)	2,000,000	1,911,080
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 4.875%, 7/1/31(1)	1,300,000	1,210,007
International Game Technology PLC, 4.125%, 4/15/26(1)	1,100,000	1,088,137
IRB Holding Corp., 7.00%, 6/15/25(1)	425,000	442,627
IRB Holding Corp., 6.75%, 2/15/26(1)	275,000	280,114
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	1,100,000	1,106,897
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	350,000	355,821
Life Time, Inc., 5.75%, 1/15/26(1)	2,300,000	2,300,908
Life Time, Inc., 8.00%, 4/15/26(1)	3,650,000	3,648,868
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	150,000	150,564
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	400,000	375,646
MGM Resorts International, 6.00%, 3/15/23	1,925,000	1,970,940
21

	Principal Amount/Shares	Value
MGM Resorts International, 6.75%, 5/1/25	$400,000	$413,342
MGM Resorts International, 5.50%, 4/15/27	106,000	107,243
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	775,000	716,015
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	1,600,000	1,652,832
Mohegan Gaming & Entertainment, 8.00%, 2/1/26(1)	1,450,000	1,442,692
Motion Bondco DAC, 6.625%, 11/15/27(1)	875,000	826,341
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	147,000	146,904
NCL Corp. Ltd., 3.625%, 12/15/24(1)	350,000	330,514
NCL Corp. Ltd., 5.875%, 3/15/26(1)	3,325,000	3,163,172
NCL Corp. Ltd., 7.75%, 2/15/29(1)	400,000	403,324
NCL Finance Ltd., 6.125%, 3/15/28(1)	725,000	673,797
Penn National Gaming, Inc., 4.125%, 7/1/29(1)	900,000	806,670
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)	1,125,000	969,165
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)	1,550,000	1,326,141
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	925,000	938,968
Royal Caribbean Cruises Ltd., 9.125%, 6/15/23(1)	850,000	886,053
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(1)	582,000	640,153
Royal Caribbean Cruises Ltd., 5.50%, 8/31/26(1)	575,000	559,599
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	1,475,000	1,419,326
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	350,000	372,626
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	1,070,000	956,045
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	2,700,000	2,577,595
Scientific Games International, Inc., 7.00%, 5/15/28(1)	2,825,000	2,933,056
Scientific Games International, Inc., 7.25%, 11/15/29(1)	700,000	734,752
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)	1,400,000	1,338,120
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	1,400,000	1,296,918
Station Casinos LLC, 4.625%, 12/1/31(1)	250,000	229,131
Studio City Finance Ltd., 6.00%, 7/15/25(1)	600,000	549,669
Studio City Finance Ltd., 5.00%, 1/15/29(1)	375,000	286,039
TKC Holdings, Inc., 10.50%, 5/15/29(1)	750,000	766,241
Travel + Leisure Co., 6.625%, 7/31/26(1)	1,125,000	1,174,584
Travel + Leisure Co., 4.625%, 3/1/30(1)	225,000	209,678
Viking Cruises Ltd., 6.25%, 5/15/25(1)	625,000	585,909
Viking Cruises Ltd., 13.00%, 5/15/25(1)	750,000	834,761
Viking Cruises Ltd., 5.875%, 9/15/27(1)	1,950,000	1,781,149
Viking Cruises Ltd., 7.00%, 2/15/29(1)	200,000	184,388
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	450,000	411,609
VOC Escrow Ltd., 5.00%, 2/15/28(1)	825,000	769,016
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	100,000	100,140
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	750,000	727,080
Wynn Macau Ltd., 5.625%, 8/26/28(1)	200,000	174,126
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	125,000	117,863
Yum! Brands, Inc., 5.375%, 4/1/32(7)	1,000,000	1,003,750
		91,776,432
Household Durables — 2.4%
Adams Homes, Inc., 7.50%, 2/15/25(1)	450,000	450,430
22

	Principal Amount/Shares	Value
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	$1,000,000	$1,025,720
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 8/1/29(1)	600,000	530,211
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(1)	725,000	632,918
Beazer Homes USA, Inc., 6.75%, 3/15/25	477,000	480,010
Beazer Homes USA, Inc., 5.875%, 10/15/27	375,000	363,071
Beazer Homes USA, Inc., 7.25%, 10/15/29	1,000,000	1,007,050
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.00%, 6/15/29(1)	925,000	844,109
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 4.875%, 2/15/30(1)	450,000	403,272
Century Communities, Inc., 6.75%, 6/1/27	750,000	779,374
Century Communities, Inc., 3.875%, 8/15/29(1)	475,000	426,857
Empire Communities Corp., 7.00%, 12/15/25(1)	600,000	593,496
Installed Building Products, Inc., 5.75%, 2/1/28(1)	300,000	293,040
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	18,590
KB Home, 7.625%, 5/15/23	50,000	51,500
KB Home, 6.875%, 6/15/27	725,000	776,649
KB Home, 4.00%, 6/15/31	875,000	793,587
LGI Homes, Inc., 4.00%, 7/15/29(1)	425,000	373,594
Mattamy Group Corp., 4.625%, 3/1/30(1)	525,000	494,106
Meritage Homes Corp., 6.00%, 6/1/25	1,125,000	1,183,811
Newell Brands, Inc., 4.45%, 4/1/26	1,775,000	1,788,321
Newell Brands, Inc., 5.625%, 4/1/36	1,125,000	1,158,182
Newell Brands, Inc., 5.75%, 4/1/46	225,000	235,583
Picasso Finance Sub, Inc., 6.125%, 6/15/25(1)	324,000	329,827
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	725,000	683,555
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	1,125,000	1,054,125
STL Holding Co. LLC, 7.50%, 2/15/26(1)	850,000	860,625
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	600,000	619,302
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	800,000	728,280
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	600,000	515,388
TopBuild Corp., 4.125%, 2/15/32(1)	500,000	454,113
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	390,000	405,604
Tri Pointe Homes, Inc., 5.25%, 6/1/27	675,000	671,665
Tri Pointe Homes, Inc., 5.70%, 6/15/28	150,000	149,925
Williams Scotsman International, Inc., 4.625%, 8/15/28(1)	550,000	536,877
		21,712,767
Household Products — 0.2%
Central Garden & Pet Co., 4.125%, 4/30/31(1)	625,000	563,541
Energizer Holdings, Inc., 6.50%, 12/31/27(1)	325,000	322,403
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(1)	225,000	208,024
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(1)	400,000	338,818
Spectrum Brands, Inc., 5.75%, 7/15/25	17,000	17,342
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	200,000	192,354
Spectrum Brands, Inc., 3.875%, 3/15/31(1)	475,000	419,876
		2,062,358
Independent Power and Renewable Electricity Producers — 0.5%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)	400,000	386,272
23

	Principal Amount/Shares	Value
Calpine Corp., 4.50%, 2/15/28(1)	$625,000	$610,750
Calpine Corp., 5.125%, 3/15/28(1)	825,000	787,393
Calpine Corp., 4.625%, 2/1/29(1)	775,000	714,383
Calpine Corp., 5.00%, 2/1/31(1)	450,000	410,267
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	750,000	754,534
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	400,000	368,780
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	650,000	635,310
		4,667,689
Insurance — 0.7%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,000,000	1,000,730
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	175,000	186,587
Acrisure LLC / Acrisure Finance, Inc., 4.25%, 2/15/29(1)	1,200,000	1,091,640
AssuredPartners, Inc., 7.00%, 8/15/25(1)	475,000	472,604
AssuredPartners, Inc., 5.625%, 1/15/29(1)	400,000	368,930
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)	450,000	420,547
Genworth Holdings, Inc., 4.80%, 2/15/24	475,000	485,034
HUB International Ltd., 7.00%, 5/1/26(1)	1,525,000	1,544,550
HUB International Ltd., 5.625%, 12/1/29(1)	125,000	119,612
MBIA Insurance Corp., VRN, 11.50%, (3-month LIBOR plus 11.26%), 1/15/33(1)(2)(3)	125,000	16,250
Ryan Specialty Group LLC, 4.375%, 2/1/30(1)	275,000	260,219
		5,966,703
Interactive Media and Services — 0.2%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	225,000	210,168
Twitter, Inc., 5.00%, 3/1/30(1)	1,350,000	1,345,538
Ziff Davis, Inc., 4.625%, 10/15/30(1)	326,000	310,926
		1,866,632
Internet and Direct Marketing Retail — 0.4%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	1,325,000	1,333,334
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	800,000	736,752
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	675,000	672,938
Match Group Holdings II LLC, 4.125%, 8/1/30(1)	200,000	187,825
Millennium Escrow Corp., 6.625%, 8/1/26(1)	700,000	665,749
QVC, Inc., 4.75%, 2/15/27	400,000	383,722
		3,980,320
IT Services — 0.6%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	450,000	453,107
CDW LLC / CDW Finance Corp., 3.25%, 2/15/29	500,000	460,033
Endurance International Group Holdings, Inc., 6.00%, 2/15/29(1)	1,150,000	994,261
Exela Intermediate LLC / Exela Finance, Inc., 11.50%, 7/15/26(1)	1,307,000	624,093
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	725,000	715,676
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	775,000	791,515
Twilio, Inc., 3.875%, 3/15/31	475,000	442,286
Vericast Corp., 11.00%, 9/15/26(1)	1,010,000	989,800
		5,470,771
Leisure Products — 0.2%
MajorDrive Holdings IV LLC, 6.375%, 6/1/29(1)	875,000	776,081
Mattel, Inc., 3.375%, 4/1/26(1)	500,000	490,410
Mattel, Inc., 6.20%, 10/1/40	100,000	115,247
Mattel, Inc., 5.45%, 11/1/41	250,000	266,660
		1,648,398
24

	Principal Amount/Shares	Value
Life Sciences Tools and Services — 0.1%
PRA Health Sciences, Inc., 2.875%, 7/15/26(1)	$600,000	$571,677
Machinery — 0.8%
Granite US Holdings Corp., 11.00%, 10/1/27(1)	200,000	211,239
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(4)	625,000	650,797
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	75,000	76,459
Manitowoc Co., Inc., 9.00%, 4/1/26(1)	100,000	104,385
OT Merger Corp., 7.875%, 10/15/29(1)	275,000	238,432
Terex Corp., 5.00%, 5/15/29(1)	1,150,000	1,104,385
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	1,250,000	1,243,937
Titan International, Inc., 7.00%, 4/30/28	575,000	577,450
TK Elevator Holdco GmbH, 7.625%, 7/15/28(1)	559,000	555,207
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	400,000	396,092
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,700,000	1,762,194
		6,920,577
Marine — 0.2%
Seaspan Corp., 5.50%, 8/1/29(1)	1,675,000	1,569,567
Media — 8.1%
Altice Financing SA, 5.00%, 1/15/28(1)	1,150,000	1,032,901
AMC Networks, Inc., 4.25%, 2/15/29	950,000	887,775
Audacy Capital Corp., 6.75%, 3/31/29(1)	600,000	561,366
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	375,000	375,236
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	75,000	75,210
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	75,000	74,356
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	1,350,000	1,298,693
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	2,350,000	2,135,668
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 2/1/32(1)	2,775,000	2,588,298
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32	3,675,000	3,366,667
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	2,875,000	2,584,539
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	2,150,000	1,870,500
Clear Channel International BV, 6.625%, 8/1/25(1)	675,000	687,656
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)	1,825,000	1,808,575
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	1,300,000	1,308,274
Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29(1)	300,000	299,709
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,575,000	1,590,545
CSC Holdings LLC, 5.75%, 1/15/30(1)	1,504,000	1,341,154
CSC Holdings LLC, 4.625%, 12/1/30(1)	2,350,000	1,968,524
CSC Holdings LLC, 4.50%, 11/15/31(1)	2,225,000	1,997,371
CSC Holdings LLC, 5.00%, 11/15/31(1)	1,150,000	965,655
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	1,800,000	699,732
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	900,000	187,605
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	2,850,000	2,807,464
DISH DBS Corp., 5.875%, 11/15/24	750,000	749,149
DISH DBS Corp., 5.25%, 12/1/26(1)	1,850,000	1,765,594
25

	Principal Amount/Shares	Value
DISH DBS Corp., 7.375%, 7/1/28	$700,000	$664,038
DISH DBS Corp., 5.75%, 12/1/28(1)	1,475,000	1,398,484
DISH DBS Corp., 5.125%, 6/1/29	975,000	831,578
GCI LLC, 4.75%, 10/15/28(1)	825,000	806,982
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	1,200,000	1,149,000
Gray Television, Inc., 5.875%, 7/15/26(1)	75,000	76,913
Gray Television, Inc., 7.00%, 5/15/27(1)	925,000	958,841
Gray Television, Inc., 4.75%, 10/15/30(1)	1,325,000	1,232,383
iHeartCommunications, Inc., 6.375%, 5/1/26	526,328	541,657
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	825,000	817,179
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	525,000	502,454
Lamar Media Corp., 3.75%, 2/15/28	275,000	261,498
Lamar Media Corp., 4.00%, 2/15/30	575,000	548,199
Lamar Media Corp., 3.625%, 1/15/31	125,000	114,964
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	360,000	370,310
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	1,250,000	1,183,944
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	850,000	854,667
News Corp., 3.875%, 5/15/29(1)	1,725,000	1,632,738
News Corp., 5.125%, 2/15/32(1)	700,000	704,669
Nexstar Media, Inc., 5.625%, 7/15/27(1)	750,000	760,088
Nexstar Media, Inc., 4.75%, 11/1/28(1)	850,000	824,373
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	1,275,000	1,249,245
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29(1)	400,000	372,560
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	150,000	141,470
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	150,000	139,580
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	275,000	263,692
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	500,000	501,100
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	650,000	634,488
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	875,000	795,904
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	850,000	737,273
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,075,000	960,513
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	1,550,000	1,467,545
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	375,000	374,741
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	1,250,000	1,271,000
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	2,500,000	2,279,187
TEGNA, Inc., 4.625%, 3/15/28	1,125,000	1,120,624
TEGNA, Inc., 5.00%, 9/15/29	875,000	878,343
Univision Communications, Inc., 5.125%, 2/15/25(1)	600,000	601,299
Univision Communications, Inc., 9.50%, 5/1/25(1)	350,000	367,981
Univision Communications, Inc., 6.625%, 6/1/27(1)	800,000	838,932
Univision Communications, Inc., 4.50%, 5/1/29(1)	1,450,000	1,382,140
UPC Broadband Finco BV, 4.875%, 7/15/31(1)	2,600,000	2,444,728
UPC Holding BV, 5.50%, 1/15/28(1)	200,000	197,941
Videotron Ltd., 5.375%, 6/15/24(1)	100,000	102,950
Virgin Media Finance PLC, 5.00%, 7/15/30(1)	600,000	567,540
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	600,000	577,143
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	1,125,000	1,133,978
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	200,000	186,493
		72,851,565
26

	Principal Amount/Shares	Value
Metals and Mining — 2.4%
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	$600,000	$629,175
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	200,000	196,243
Allegheny Technologies, Inc., 5.875%, 12/1/27	525,000	525,315
Allegheny Technologies, Inc., 4.875%, 10/1/29	500,000	474,423
Allegheny Technologies, Inc., 5.125%, 10/1/31	825,000	775,096
ArcelorMittal SA, 4.55%, 3/11/26	550,000	564,231
ArcelorMittal SA, 7.00%, 10/15/39	50,000	58,812
Arconic Corp., 6.00%, 5/15/25(1)	625,000	640,937
Arconic Corp., 6.125%, 2/15/28(1)	200,000	201,040
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	150,000	156,732
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/29(1)	1,000,000	1,050,860
Carpenter Technology Corp., 6.375%, 7/15/28	1,319,000	1,325,978
Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	955,000	1,065,422
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	275,000	289,187
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,150,000	1,181,682
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	525,000	518,878
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	1,050,000	1,040,434
Coeur Mining, Inc., 5.125%, 2/15/29(1)	575,000	500,308
Commercial Metals Co., 4.125%, 1/15/30	350,000	327,525
Commercial Metals Co., 4.375%, 3/15/32	350,000	325,747
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	75,000	74,257
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	375,000	380,186
Constellium SE, 5.625%, 6/15/28(1)	525,000	527,864
Constellium SE, 3.75%, 4/15/29(1)	1,025,000	921,849
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	1,300,000	1,310,127
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	225,000	228,654
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	525,000	511,085
IAMGOLD Corp., 5.75%, 10/15/28(1)	550,000	500,162
Mineral Resources Ltd., 8.125%, 5/1/27(1)	650,000	672,958
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)(2)(3)	75,000	5
Novelis Corp., 4.75%, 1/30/30(1)	300,000	291,819
Novelis Corp., 3.875%, 8/15/31(1)	150,000	137,444
Park-Ohio Industries, Inc., 6.625%, 4/15/27	800,000	670,940
Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(1)	108,657	114,634
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	1,800,000	1,705,608
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	600,000	560,250
Taseko Mines Ltd., 7.00%, 2/15/26(1)	675,000	696,009
TMS International Corp., 6.25%, 4/15/29(1)	375,000	356,966
United States Steel Corp., 6.875%, 3/1/29	275,000	286,481
		21,795,323
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)	1,225,000	1,141,694
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	325,000	312,123
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	450,000	424,984
Starwood Property Trust, Inc., 3.75%, 12/31/24(1)	225,000	218,555
		2,097,356
Multiline Retail — 0.4%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	1,025,000	1,023,816
27

	Principal Amount/Shares	Value
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	$75,000	$74,075
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	275,000	271,928
Macy's Retail Holdings LLC, 6.375%, 3/15/37	300,000	286,355
Macy's Retail Holdings LLC, 5.125%, 1/15/42	1,875,000	1,517,803
		3,173,977
Oil, Gas and Consumable Fuels — 14.1%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,075,000	1,117,371
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	1,225,000	1,327,569
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	1,000,000	1,020,020
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	375,000	375,274
Antero Resources Corp., 7.625%, 2/1/29(1)	667,000	722,271
Antero Resources Corp., 5.375%, 3/1/30(1)	100,000	102,276
Apache Corp., 4.25%, 1/15/30	325,000	328,253
Apache Corp., 5.10%, 9/1/40	700,000	706,639
Apache Corp., 4.75%, 4/15/43	25,000	23,679
Apache Corp., 7.375%, 8/15/47	250,000	286,218
Apache Corp., 5.35%, 7/1/49	1,100,000	1,060,768
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 9.00%, 11/1/27(1)	870,000	1,192,813
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	625,000	657,222
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 6/30/29(1)	125,000	123,753
Athabasca Oil Corp., 9.75%, 11/1/26(1)	1,425,000	1,519,264
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	725,000	759,441
Callon Petroleum Co., 6.125%, 10/1/24	1,375,000	1,370,043
Callon Petroleum Co., 8.25%, 7/15/25	668,000	675,468
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	450,000	437,411
Chaparral Energy, Inc., 9.00% Cash or 13.00% PIK, 2/14/25(11)	51,893	171,040
Cheniere Energy Partners LP, 4.00%, 3/1/31	2,050,000	1,990,437
Cheniere Energy Partners LP, 3.25%, 1/31/32(1)	2,350,000	2,140,603
Citgo Holding, Inc., 9.25%, 8/1/24(1)	2,425,000	2,452,087
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	800,000	805,888
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	1,325,000	1,335,600
Civitas Resources, Inc., 5.00%, 10/15/26(1)	1,025,000	1,017,333
CNX Midstream Partners LP, 4.75%, 4/15/30(1)	25,000	23,440
CNX Resources Corp., 7.25%, 3/14/27(1)	1,775,000	1,880,941
CNX Resources Corp., 6.00%, 1/15/29(1)	725,000	733,196
Colgate Energy Partners III LLC, 5.875%, 7/1/29(1)	225,000	232,362
Comstock Resources, Inc., 7.50%, 5/15/25(1)	249,000	253,309
Comstock Resources, Inc., 6.75%, 3/1/29(1)	1,050,000	1,084,524
Comstock Resources, Inc., 5.875%, 1/15/30(1)	1,275,000	1,257,787
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(1)	3,000,000	2,951,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	1,475,000	1,472,537
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	1,350,000	1,377,405
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	300,000	300,638
DCP Midstream Operating LP, 5.375%, 7/15/25	125,000	129,064
DCP Midstream Operating LP, 5.625%, 7/15/27	550,000	577,728
28

	Principal Amount/Shares	Value
DCP Midstream Operating LP, 5.125%, 5/15/29	$1,450,000	$1,494,218
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	384,000	384,672
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	1,200,000	1,178,496
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	200,000	206,975
Energean Israel Finance Ltd., 5.375%, 3/30/28(1)	400,000	386,663
Energean Israel Finance Ltd., 5.875%, 3/30/31(1)	450,000	431,456
EnLink Midstream LLC, 5.625%, 1/15/28(1)	125,000	127,675
EnLink Midstream LLC, 5.375%, 6/1/29	1,000,000	999,220
EnLink Midstream Partners LP, 4.40%, 4/1/24	325,000	329,786
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,325,000	1,326,915
EnLink Midstream Partners LP, 5.60%, 4/1/44	450,000	389,025
EnLink Midstream Partners LP, 5.05%, 4/1/45	575,000	467,369
EnLink Midstream Partners LP, 5.45%, 6/1/47	1,325,000	1,118,989
EQM Midstream Partners LP, 4.75%, 7/15/23	520,000	524,696
EQM Midstream Partners LP, 4.00%, 8/1/24	200,000	198,141
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	525,000	536,393
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	375,000	392,286
EQM Midstream Partners LP, 5.50%, 7/15/28	751,000	755,273
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	700,000	655,932
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	775,000	725,795
EQM Midstream Partners LP, 6.50%, 7/15/48	275,000	265,888
EQT Corp., 6.625%, 2/1/25	225,000	237,938
EQT Corp., 3.125%, 5/15/26(1)	625,000	607,769
EQT Corp., 3.90%, 10/1/27	1,000,000	998,580
EQT Corp., 7.50%, 2/1/30	600,000	696,306
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	250,000	246,971
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	200,000	205,964
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	100,000	100,680
Gulfport Energy Corp., 8.00%, 5/17/26	17,173	17,692
Gulfport Energy Corp., 8.00%, 5/17/26(1)	1,586,132	1,634,081
Harbour Energy PLC, 5.50%, 10/15/26(1)	400,000	395,510
Harvest Midstream I LP, 7.50%, 9/1/28(1)	1,175,000	1,201,872
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	1,300,000	1,335,724
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,795,000	1,797,333
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	475,000	478,180
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	1,225,000	1,232,656
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	700,000	665,434
Ithaca Energy North Sea PLC, 9.00%, 7/15/26(1)	1,200,000	1,232,010
ITT Holdings LLC, 6.50%, 8/1/29(1)	1,125,000	1,041,480
Laredo Petroleum, Inc., 9.50%, 1/15/25	2,625,000	2,741,287
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	1,109,000	1,131,052
Matador Resources Co., 5.875%, 9/15/26	1,375,000	1,402,019
MEG Energy Corp., 7.125%, 2/1/27(1)	550,000	576,584
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	1,100,000	1,010,933
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	125,000	122,674
Murphy Oil Corp., 5.75%, 8/15/25	1,125,000	1,148,197
29

	Principal Amount/Shares	Value
Murphy Oil Corp., 6.375%, 7/15/28	$1,350,000	$1,406,315
Murphy Oil Corp., 7.05%, 5/1/29	25,000	26,565
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(2)(3)	879,713	4,487
New Fortress Energy, Inc., 6.50%, 9/30/26(1)	600,000	595,182
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	1,725,000	1,699,030
Northern Oil and Gas, Inc., 8.125%, 3/1/28(1)	2,025,000	2,112,905
NuStar Logistics LP, 5.75%, 10/1/25	225,000	229,620
NuStar Logistics LP, 6.00%, 6/1/26	200,000	202,502
NuStar Logistics LP, 6.375%, 10/1/30	300,000	304,380
Oasis Petroleum, Inc., 6.375%, 6/1/26(1)	500,000	513,143
Occidental Petroleum Corp., 5.50%, 12/1/25	600,000	632,340
Occidental Petroleum Corp., 5.55%, 3/15/26	1,125,000	1,193,827
Occidental Petroleum Corp., 8.50%, 7/15/27	575,000	681,285
Occidental Petroleum Corp., 7.125%, 10/15/27	200,000	222,973
Occidental Petroleum Corp., 6.375%, 9/1/28	950,000	1,071,058
Occidental Petroleum Corp., 8.875%, 7/15/30	975,000	1,251,603
Occidental Petroleum Corp., 6.625%, 9/1/30	950,000	1,091,312
Occidental Petroleum Corp., 6.125%, 1/1/31	350,000	394,294
Occidental Petroleum Corp., 7.50%, 5/1/31	2,127,000	2,598,801
Occidental Petroleum Corp., 7.875%, 9/15/31	575,000	718,491
Occidental Petroleum Corp., 6.45%, 9/15/36	1,500,000	1,764,900
Occidental Petroleum Corp., 7.95%, 6/15/39	150,000	190,545
Occidental Petroleum Corp., 6.20%, 3/15/40	1,850,000	2,057,329
Occidental Petroleum Corp., 6.60%, 3/15/46	2,375,000	2,795,648
Ovintiv, Inc., 8.125%, 9/15/30	350,000	438,980
Parkland Corp., 5.875%, 7/15/27(1)	775,000	774,547
Parkland Corp., 4.50%, 10/1/29(1)	1,200,000	1,114,080
Parkland Corp., 4.625%, 5/1/30(1)	750,000	698,636
PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 6/15/25	525,000	476,991
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	700,000	563,861
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	1,000,000	998,750
PDC Energy, Inc., 5.75%, 5/15/26	800,000	812,220
Penn Virginia Escrow LLC, 9.25%, 8/15/26(1)	900,000	950,445
Range Resources Corp., 5.00%, 3/15/23	637,000	642,415
Range Resources Corp., 8.25%, 1/15/29	1,050,000	1,152,186
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	825,000	827,128
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	550,000	541,453
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	275,000	266,929
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	575,000	545,868
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	100,000	101,673
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	375,000	371,432
SM Energy Co., 5.625%, 6/1/25	775,000	775,050
SM Energy Co., 6.75%, 9/15/26	1,000,000	1,029,640
SM Energy Co., 6.625%, 1/15/27	275,000	282,241
Southwestern Energy Co., 5.95%, 1/23/25	238,000	249,116
Southwestern Energy Co., 8.375%, 9/15/28	325,000	357,086
Southwestern Energy Co., 5.375%, 2/1/29	825,000	836,443
Southwestern Energy Co., 5.375%, 3/15/30	775,000	788,686
Southwestern Energy Co., 4.75%, 2/1/32	475,000	475,069
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	600,000	612,321
30

	Principal Amount/Shares	Value
Sunoco LP / Sunoco Finance Corp., 4.50%, 4/30/30(1)	$1,075,000	$992,010
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(1)	475,000	501,040
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	725,000	704,609
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)	775,000	747,565
Talos Production, Inc., 12.00%, 1/15/26	425,000	460,587
Tap Rock Resources LLC, 7.00%, 10/1/26(1)	1,525,000	1,580,373
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	1,125,000	1,141,886
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	150,000	161,207
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30	700,000	727,853
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31	1,125,000	1,137,780
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32	225,000	216,801
Teine Energy Ltd., 6.875%, 4/15/29(1)	1,050,000	1,067,015
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31(1)	1,000,000	982,810
Western Midstream Operating LP, 4.65%, 7/1/26	100,000	102,626
Western Midstream Operating LP, 4.50%, 3/1/28	475,000	485,391
Western Midstream Operating LP, 4.75%, 8/15/28	275,000	284,340
Western Midstream Operating LP, 4.55%, 2/1/30	100,000	99,685
Western Midstream Operating LP, 5.45%, 4/1/44	400,000	406,352
Western Midstream Operating LP, 5.30%, 3/1/48	2,175,000	2,157,350
Western Midstream Operating LP, 5.50%, 8/15/48	225,000	222,593
		125,769,365
Paper and Forest Products — 0.3%
Ahlstrom-Munksjo Holding 3 Oy, 4.875%, 2/4/28(1)	400,000	369,013
Domtar Corp., 6.75%, 10/1/28(1)	663,000	665,283
Glatfelter Corp., 4.75%, 11/15/29(1)	400,000	339,756
Mercer International, Inc., 5.125%, 2/1/29	1,100,000	1,062,804
		2,436,856
Personal Products — 0.3%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	750,000	766,875
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	700,000	697,631
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	1,025,000	944,394
		2,408,900
Pharmaceuticals — 2.4%
180 Medical, Inc., 3.875%, 10/15/29(1)	400,000	378,832
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	2,225,000	2,221,217
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	1,973,000	1,991,497
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	2,015,000	2,089,757
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	175,000	176,320
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	375,000	336,328
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	1,225,000	1,010,986
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	200,000	164,321
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	225,000	192,330
Bausch Health Cos., Inc., 5.25%, 2/15/31(1)	375,000	292,388
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.50%, 7/31/27(1)	1,166,000	1,024,331
31

	Principal Amount/Shares	Value
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28(1)	$1,681,000	$956,069
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	850,000	776,649
Jazz Securities DAC, 4.375%, 1/15/29(1)	900,000	873,086
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)(2)(3)	3,050,000	1,454,042
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)(2)(3)	50,000	24,587
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 4/15/25(1)(3)	1,150,000	1,209,386
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 4/30/28(1)	975,000	930,150
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	1,400,000	1,352,890
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	900,000	830,754
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	2,148,000	2,007,993
Prestige Brands, Inc., 5.125%, 1/15/28(1)	275,000	273,512
Prestige Brands, Inc., 3.75%, 4/1/31(1)	525,000	469,597
		21,037,022
Professional Services — 0.5%
AMN Healthcare, Inc., 4.625%, 10/1/27(1)	400,000	389,682
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	1,650,000	1,531,447
ASGN, Inc., 4.625%, 5/15/28(1)	1,300,000	1,269,678
Dun & Bradstreet Corp., 5.00%, 12/15/29(1)	200,000	188,219
Science Applications International Corp., 4.875%, 4/1/28(1)	725,000	715,858
		4,094,884
Real Estate Management and Development — 1.0%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	300,000	313,998
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	50,000	51,239
Forestar Group, Inc., 3.85%, 5/15/26(1)	825,000	770,364
Forestar Group, Inc., 5.00%, 3/1/28(1)	600,000	563,730
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	150,000	151,376
Howard Hughes Corp., 5.375%, 8/1/28(1)	1,100,000	1,106,099
Howard Hughes Corp., 4.125%, 2/1/29(1)	825,000	775,813
Howard Hughes Corp., 4.375%, 2/1/31(1)	525,000	494,230
Kennedy-Wilson, Inc., 4.75%, 2/1/30	575,000	547,892
Newmark Group, Inc., 6.125%, 11/15/23	475,000	497,467
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	100,000	100,751
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	2,525,000	2,384,711
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	900,000	829,125
		8,586,795
Road and Rail — 1.1%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	2,525,000	2,354,562
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.75%, 7/15/27(1)	250,000	250,050
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	1,075,000	1,032,489
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	400,000	394,544
Hertz Corp., 4.625%, 12/1/26(1)	125,000	116,903
Hertz Corp., 5.00%, 12/1/29(1)	950,000	860,980
32

	Principal Amount/Shares	Value
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	$800,000	$786,992
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(1)	750,000	725,213
Uber Technologies, Inc., 7.50%, 5/15/25(1)	450,000	470,072
Uber Technologies, Inc., 8.00%, 11/1/26(1)	625,000	664,813
Uber Technologies, Inc., 7.50%, 9/15/27(1)	75,000	80,063
Uber Technologies, Inc., 6.25%, 1/15/28(1)	950,000	983,483
Uber Technologies, Inc., 4.50%, 8/15/29(1)	1,075,000	1,009,828
XPO Logistics, Inc., 6.25%, 5/1/25(1)	363,000	375,632
		10,105,624
Semiconductors and Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	200,000	206,943
ams-OSRAM AG, 7.00%, 7/31/25(1)	450,000	457,875
Synaptics, Inc., 4.00%, 6/15/29(1)	800,000	755,688
		1,420,506
Software — 2.1%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	250,000	259,568
Boxer Parent Co., Inc., 9.125%, 3/1/26(1)	700,000	722,718
Camelot Finance SA, 4.50%, 11/1/26(1)	1,275,000	1,242,099
Castle US Holding Corp., 9.50%, 2/15/28(1)	875,000	870,411
Elastic NV, 4.125%, 7/15/29(1)	700,000	651,861
Fair Isaac Corp., 4.00%, 6/15/28(1)	525,000	509,208
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl, 4.625%, 5/1/28(1)	600,000	553,143
LogMeIn, Inc., 5.50%, 9/1/27(1)	1,575,000	1,472,987
NCR Corp., 5.75%, 9/1/27(1)	1,200,000	1,201,596
NCR Corp., 5.00%, 10/1/28(1)	825,000	791,373
NCR Corp., 5.125%, 4/15/29(1)	1,800,000	1,732,581
NCR Corp., 6.125%, 9/1/29(1)	1,100,000	1,105,192
NCR Corp., 5.25%, 10/1/30(1)	450,000	427,356
Open Text Corp., 3.875%, 2/15/28(1)	650,000	624,332
Open Text Corp., 3.875%, 12/1/29(1)	1,100,000	1,046,743
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	650,000	617,630
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	1,475,000	1,384,059
Rocket Software, Inc., 6.50%, 2/15/29(1)	625,000	568,409
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,500,000	1,513,125
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,550,000	1,472,345
		18,766,736
Specialty Retail — 3.4%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	450,000	475,848
Arko Corp., 5.125%, 11/15/29(1)	400,000	364,738
Asbury Automotive Group, Inc., 4.50%, 3/1/28	320,000	308,064
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	400,000	372,992
Asbury Automotive Group, Inc., 4.75%, 3/1/30	200,000	189,010
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	400,000	372,368
At Home Group, Inc., 7.125%, 7/15/29(1)	350,000	303,429
Bath & Body Works, Inc., 9.375%, 7/1/25(1)	101,000	115,403
Bath & Body Works, Inc., 7.50%, 6/15/29	425,000	460,913
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	1,175,000	1,235,131
Bath & Body Works, Inc., 6.875%, 11/1/35	290,000	299,252
Bath & Body Works, Inc., 6.75%, 7/1/36	2,625,000	2,678,668
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(4)	525,000	477,047
33

	Principal Amount/Shares	Value
eG Global Finance PLC, 6.75%, 2/7/25(1)	$725,000	$724,271
eG Global Finance PLC, 8.50%, 10/30/25(1)	400,000	410,150
Ferrellgas LP / Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	1,500,000	1,418,820
Ferrellgas LP / Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	2,075,000	1,919,313
Gap, Inc., 3.625%, 10/1/29(1)	425,000	379,514
Gap, Inc., 3.875%, 10/1/31(1)	175,000	152,784
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	350,000	329,611
LBM Acquisition LLC, 6.25%, 1/15/29(1)	925,000	867,562
Lithia Motors, Inc., 4.625%, 12/15/27(1)	450,000	447,208
Lithia Motors, Inc., 3.875%, 6/1/29(1)	1,950,000	1,846,123
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	1,575,000	1,515,622
Michaels Cos., Inc., 5.25%, 5/1/28(1)	275,000	252,830
Michaels Cos., Inc., 7.875%, 5/1/29(1)	175,000	150,062
Murphy Oil USA, Inc., 5.625%, 5/1/27	50,000	50,894
Murphy Oil USA, Inc., 4.75%, 9/15/29	200,000	198,736
Park River Holdings, Inc., 5.625%, 2/1/29(1)	600,000	485,802
Party City Holdings, Inc., 8.75%, 2/15/26(1)	600,000	573,000
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	900,000	870,957
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	950,000	982,034
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	575,000	518,222
Sonic Automotive, Inc., 4.875%, 11/15/31(1)	1,250,000	1,111,625
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(1)	800,000	814,680
SRS Distribution, Inc., 4.625%, 7/1/28(1)	700,000	670,057
Staples, Inc., 7.50%, 4/15/26(1)	1,230,000	1,195,806
Staples, Inc., 10.75%, 4/15/27(1)	1,750,000	1,559,311
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	650,000	610,252
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	800,000	752,652
Victoria's Secret & Co., 4.625%, 7/15/29(1)	250,000	225,469
White Cap Buyer LLC, 6.875%, 10/15/28(1)	625,000	592,997
White Cap Parent LLC, 8.25% Cash or 9.00% PIK, 3/15/26(1)(4)	825,000	811,540
		30,090,767
Technology Hardware, Storage and Peripherals — 0.3%
Diebold Nixdorf, Inc., 8.50%, 4/15/24	550,000	527,973
Diebold Nixdorf, Inc., 9.375%, 7/15/25(1)	775,000	788,473
Xerox Holdings Corp., 5.00%, 8/15/25(1)	675,000	683,701
Xerox Holdings Corp., 5.50%, 8/15/28(1)	500,000	488,140
		2,488,287
Textiles, Apparel and Luxury Goods — 0.1%
Crocs, Inc., 4.125%, 8/15/31(1)	375,000	317,555
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC, 7.50%, 5/1/25(1)	150,000	135,402
Kontoor Brands, Inc., 4.125%, 11/15/29(1)	450,000	412,261
		865,218
Thrifts and Mortgage Finance — 1.7%
Enact Holdings, Inc., 6.50%, 8/15/25(1)	1,450,000	1,498,321
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	1,125,000	1,076,130
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	1,375,000	1,277,031
MGIC Investment Corp., 5.25%, 8/15/28	2,455,000	2,427,970
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	550,000	560,626
34

	Principal Amount/Shares	Value
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	$1,125,000	$1,082,588
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	900,000	834,174
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/31(1)	275,000	262,758
NMI Holdings, Inc., 7.375%, 6/1/25(1)	750,000	788,456
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	1,325,000	1,139,520
PennyMac Financial Services, Inc., 5.75%, 9/15/31(1)	450,000	400,748
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	305,000	300,259
Radian Group, Inc., 4.50%, 10/1/24	275,000	276,723
Radian Group, Inc., 4.875%, 3/15/27	1,600,000	1,610,040
United Wholesale Mortgage LLC, 5.75%, 6/15/27(1)	375,000	348,750
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)	1,225,000	1,094,048
		14,978,142
Trading Companies and Distributors — 0.5%
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)	400,000	380,834
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	175,000	174,191
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)	825,000	763,665
Fly Leasing Ltd., 7.00%, 10/15/24(1)	700,000	630,542
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/1/25(1)	350,000	347,893
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27(1)	775,000	810,650
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/1/28(1)	775,000	705,630
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	625,000	563,713
		4,377,118
Transportation Infrastructure†
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29(1)	400,000	373,594
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)	700,000	723,674
Wireless Telecommunication Services — 1.4%
Digicel Group Holdings Ltd., 5.00% Cash plus 3.00% PIK, 4/1/25(1)	585,689	514,944
Digicel Group Holdings Ltd., 8.00% Cash plus 2.00% PIK, 4/1/24	3,111,478	3,091,767
Sprint Communications, Inc., 9.25%, 4/15/22	350,000	351,094
Sprint Corp., 7.875%, 9/15/23	2,275,000	2,420,020
Sprint Corp., 7.125%, 6/15/24	575,000	617,435
Sprint Corp., 7.625%, 3/1/26	425,000	480,169
T-Mobile USA, Inc., 2.625%, 4/15/26	800,000	765,136
T-Mobile USA, Inc., 2.625%, 2/15/29	200,000	182,819
T-Mobile USA, Inc., 3.375%, 4/15/29	75,000	71,438
T-Mobile USA, Inc., 2.875%, 2/15/31	475,000	428,687
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(1)	1,400,000	1,282,274
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(1)	1,400,000	1,321,593
Vodafone Group PLC, VRN, 7.00%, 4/4/79	1,225,000	1,355,701
		12,883,077
TOTAL CORPORATE BONDS (Cost $873,509,690)		850,698,072
PREFERRED STOCKS — 1.8%
Banks — 1.2%
Bank of America Corp., 5.125%	475,000	478,859
Bank of America Corp., 6.25%	1,025,000	1,062,105
Bank of America Corp., 6.30%	25,000	26,711
35

	Principal Amount/Shares	Value
Barclays PLC, 6.125%	450,000	$460,125
Barclays PLC, 7.75%	950,000	987,083
Barclays PLC, 8.00%	1,000,000	1,059,000
Citigroup, Inc., 4.00%	350,000	336,875
Citigroup, Inc., 4.70%	1,350,000	1,296,000
Citigroup, Inc., 5.90%	425,000	432,552
Citigroup, Inc., 5.95%	325,000	329,258
Citigroup, Inc., 6.25%	150,000	157,005
JPMorgan Chase & Co., 4.29%	200,000	200,000
JPMorgan Chase & Co., 4.60%	1,350,000	1,304,438
JPMorgan Chase & Co., 6.10%	125,000	128,203
JPMorgan Chase & Co., 6.125%	400,000	405,600
JPMorgan Chase & Co., 6.75%	31,000	32,370
JPMorgan Chase & Co., Series R, 6.00%	645,000	654,675
NatWest Group PLC, 8.00%	950,000	1,033,234
		10,384,093
Capital Markets — 0.1%
Credit Suisse Group AG, 5.10%(1)	200,000	184,500
Goldman Sachs Group, Inc., 4.95%	875,000	875,525
		1,060,025
Consumer Finance — 0.1%
Ally Financial, Inc., 4.70%	900,000	849,992
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(1)	900,000	877,774
Oil, Gas and Consumable Fuels — 0.3%
Energy Transfer LP, 6.25%	125,000	107,344
Global Partners LP, 9.50%	31,375	829,310
Gulfport Energy Corp., 10.00% Cash or 15.00% PIK (4)	43	244,742
Nine Point Energy Holdings, Inc. (Acquired 3/28/17 Cost $18,000)(2)(8)	18	—
Plains All American Pipeline LP, 6.125%	2,225,000	1,909,050
		3,090,446
TOTAL PREFERRED STOCKS (Cost $15,834,352)		16,262,330
BANK LOAN OBLIGATIONS(9) — 1.0%
Airlines — 0.1%
United Airlines, Inc., 2021 Term Loan B, 4.50%, (3-month LIBOR plus 3.75%), 4/21/28	$620,313	614,066
Auto Components†
Clarios Global LP, 2021 USD Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 4/30/26	144,079	142,494
Chemicals†
Consolidated Energy Finance, S.A., Term Loan B, 2.96%, (6-month LIBOR plus 2.50%), 5/7/25	144,750	140,769
Containers and Packaging†
BWAY Holding Company, 2017 Term Loan B, 3.48%, (1-month LIBOR plus 3.25%), 4/3/24	91,576	90,479
Flex Acquisition Company, Inc., 2021 Term Loan, 4.00%, (3-month LIBOR plus 3.50%), 3/2/28	103,736	103,647
		194,126
Diversified Telecommunication Services — 0.1%
Consolidated Communications, Inc., 2021 Term Loan B, 4.25%, (1-month LIBOR plus 3.50%), 10/2/27	875,000	825,156
36

	Principal Amount/Shares	Value
Windstream Services, LLC, 2020 Exit Term Loan B, 7.25%, (1-month LIBOR plus 6.25%), 9/21/27	$49,365	$49,365
		874,521
Energy Equipment and Services — 0.1%
Apergy Corporation, 2020 Term Loan, 6.00%, (3-month LIBOR plus 5.00%), 6/3/27	1,113,481	1,119,516
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, 3/26/24	32,542	32,379
		1,151,895
Entertainment — 0.1%
Allen Media, LLC, 2021 Term Loan B, 6.30%, (3-month LIBOR plus 5.50%), 2/10/27	466,089	463,060
Health Care Equipment and Supplies — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 2.75%, (1-month LIBOR plus 2.25%), 11/8/27	895,500	889,903
Embecta Corp., Term Loan B, 3/30/29(10)	61,957	61,232
		951,135
Hotels, Restaurants and Leisure — 0.2%
1011778 B.C. Unlimited Liability Company, Term Loan B4, 2.21%, (1-month LIBOR plus 1.75%), 11/19/26	310,512	304,398
Golden Nugget, Inc., 2020 Initial Term Loan, 13.00%, (1-month LIBOR plus 12.00%), 10/4/23	100,000	107,000
Scientific Games Holdings LP, 2022 USD Term Loan B, 4/4/29(10)	1,000,000	992,320
		1,403,718
Insurance — 0.1%
Asurion LLC, 2020 Term Loan B8, 3.71%, (1-month LIBOR plus 3.25%), 12/23/26	53,746	52,660
Hub International Limited, 2018 Term Loan B, 3.27%, (3-month LIBOR plus 3.00%), 4/25/25	362,701	359,074
		411,734
Media — 0.1%
Diamond Sports Group, LLC, 2022 2nd Lien Term Loan, 3.54%, (3-month SOFR plus 3.25%), 8/24/26	171,063	59,285
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	405,875	405,954
		465,239
Oil, Gas and Consumable Fuels — 0.1%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 10.00%, (3-month LIBOR plus 9.00%), 11/1/25	895,000	959,887
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (1-month LIBOR plus 7.00%), 8/1/23	342,125	338,632
		1,298,519
Road and Rail†
PODS, LLC, 2021 Term Loan B, 3.75%, (3-month LIBOR plus 3.00%), 3/31/28	99,251	98,311
Specialty Retail†
Staples, Inc., 7 Year Term Loan, 5.32%, (3-month LIBOR plus 5.00%), 4/16/26	267,438	253,341
TOTAL BANK LOAN OBLIGATIONS (Cost $8,568,575)		8,462,928
COMMON STOCKS — 0.3%
Auto Components†
Exide Technologies(2)	3,465	35
Building Products†
Hardwood Holdings, Inc. (Acquired 4/27/21, Cost $2,805)(2)(8)	374	22,814
37

	Principal Amount/Shares	Value
Diversified Telecommunication Services — 0.1%
Colt, Class B (Acquired 5/18/16, Cost $338)(2)(8)	676	$—
Intelsat Emergence SA(2)	17,581	525,144
		525,144
Electrical Equipment†
Exide Technologies (Acquired 5/14/15, Cost $—)(2)(8)	162	2
Energy Equipment and Services — 0.1%
Diamond Offshore Drilling, Inc.(2)	39,216	279,610
Noble Corp.(2)	827	28,987
Parker Drilling Co.(2)	963	4,815
Superior Energy Services (Acquired 2/16/21, Cost $538,355)(2)(8)	8,869	419,799
		733,211
Gas Utilities†
Ferrellgas Partners LP, Class B	364	81,900
Machinery†
UC Holdings, Inc. (Acquired 9/21/15 - 9/30/15, Cost $103,222)(2)(8)	4,088	31,682
Media†
iHeartMedia, Inc., Class A(2)	342	6,474
Metals and Mining†
Petra Diamonds Ltd.(2)	54,100	82,439
Oil, Gas and Consumable Fuels — 0.1%
Bruin Blocker LLC (Acquired 7/23/18 - 9/19/19, Cost $10,364)(2)(8)	530	456
Chaparral Energy, Inc. (Acquired 6/26/18 - 4/23/19, Cost $301,921)(2)(8)	2,960	139,120
Gulfport Energy Corp.(2)	11,039	991,523
Nine Point Energy (Acquired 6/19/17 - 4/4/18, Cost $12,544)(2)(8)	1,082	—
Sabine Oil & Gas Holdings, Inc. (Acquired 5/30/17, Cost $578)(8)	13	182
Summit Midstream Partners LP(2)	5,382	80,084
Warren Resources, Inc. (Acquired 10/19/16, Cost $4,800)(2)(8)	960	—
		1,211,365
Transportation Infrastructure†
syncreon (Acquired 8/1/19, Cost $11,399)(2)(8)	829	65,076
TOTAL COMMON STOCKS (Cost $4,006,416)		2,760,142
WARRANTS — 0.1%
Diversified Telecommunication Services†
Intelsat Emergence SA(2)	3	10
Hotels, Restaurants and Leisure†
CWT Travel Holdings, Inc.(2)	2,642	13,765
CWT Travel Holdings, Inc.(2)	2,781	16,741
		30,506
Independent Power and Renewable Electricity Producers†
Vistra Corp.(2)	1,215	219
Oil, Gas and Consumable Fuels — 0.1%
Athabasca Oil Corp.(2)	1,925	666,340
California Resources Corp.(2)	66	950
Denbury, Inc.(2)	2,542	131,955
		799,245
TOTAL WARRANTS (Cost $1,011,490)		829,980
38

	Principal Amount/Shares	Value
CONVERTIBLE BONDS†
Wireless Telecommunication Services†
Digicel Group Holdings Ltd., 7.00% PIK(1)(5) (Cost $9,961)	$61,556	$49,382
ESCROW INTERESTS(6)†
Diversified Financial Services†
Denver Parent, Escrow(2)	63,341	—
Electric Utilities†
GenOn Energy(2)	25,000	—
GenOn Energy, Inc.(2)	75,000	—
		—
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(2)	500,000	7,500
Gulfport Energy Operating Corp.(2)	400,000	2,020
Gulfport Energy Operating Corp.(2)	642,000	3,242
Gulfport Energy Operating Corp.(2)	275,000	1,389
Sanchez Energy Corp.(2)	475,000	8,313
Sanchez Energy Corp.(2)	775,000	13,562
		36,026
Paper and Forest Products†
Appvion, Inc., Escrow(2)	200,000	—
Thrifts and Mortgage Finance†
Washington Mutual Bank, Escrow(2)	250,000	3,125
TOTAL ESCROW INTERESTS (Cost $1,655,423)		39,151
RIGHTS†
Diversified Telecommunication Services†
Intelsat Jackson Holdings SA(2)	1,840	9,660
Intelsat Jackson Holdings SA(2)	1,840	9,200
		18,860
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.	3,425	4,709
TOTAL RIGHTS (Cost $—)		23,569
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $595,033)	595,033	595,033
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $905,190,940)		879,720,587
OTHER ASSETS AND LIABILITIES — 1.5%		13,813,354
TOTAL NET ASSETS — 100.0%		$893,533,941

39

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $643,300,650, which represented 72.0% of total net assets.
(2)Non-income producing.
(3)Security is in default.
(4)The security's rate was paid in cash at the last payment date.
(5)Perpetual maturity with no stated maturity date.
(6)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.
(7)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(8)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $679,131, which represented 0.1% of total net assets.
(9)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(10)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(11)The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

See Notes to Financial Statements.

40

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $905,190,940)	$879,720,587
Cash	19,000
Receivable for investments sold	3,617,718
Receivable for capital shares sold	1,598,672
Interest and dividends receivable	14,406,285
899,362,262

Liabilities
Payable for investments purchased	2,986,647
Payable for capital shares redeemed	1,161,154
Accrued management fees	463,099
Distribution and service fees payable	1,266
Dividends payable	1,216,155
5,828,321

Net Assets	$893,533,941

Net Assets Consist of:
Capital paid in	$918,236,176
Distributable earnings	(24,702,235)
$893,533,941

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$60,726,886	6,652,122	$9.13
I Class	$197,086,630	21,600,707	$9.12
Y Class	$421,257,204	46,161,165	$9.13
A Class	$6,074,527	665,472	$9.13*
R5 Class	$165,576	18,142	$9.13
R6 Class	$208,223,118	22,830,032	$9.12
*Maximum offering price $9.56 (net asset value divided by 0.955).

See Notes to Financial Statements.

41

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$61,148,764
Dividends	2,997
61,151,761

Expenses:
Management fees	6,440,226
Distribution and service fees - A Class	13,838
Trustees' fees and expenses	68,602
Other expenses	768
6,523,434

Net investment income (loss)	54,628,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	20,859,563
Change in net unrealized appreciation (depreciation) on investments	(69,293,689)

Net realized and unrealized gain (loss)	(48,434,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,194,201

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$54,628,327	$42,996,094
Net realized gain (loss)	20,859,563	1,751,413
Change in net unrealized appreciation (depreciation)	(69,293,689)	117,766,998
Net increase (decrease) in net assets resulting from operations	6,194,201	162,514,505

Distributions to Shareholders
From earnings:
Investor Class	(3,483,523)	(1,541,275)
I Class	(12,058,789)	(4,914,826)
Y Class	(34,173,571)	(24,798,707)
A Class	(321,642)	(169,719)
R5 Class	(8,628)	(7,085)
R6 Class	(16,182,933)	(12,609,523)
Decrease in net assets from distributions	(66,229,086)	(44,041,135)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(117,591,464)	481,665,254

Net increase (decrease) in net assets	(177,626,349)	600,138,624

Net Assets
Beginning of period	1,071,160,290	471,021,666
End of period	$893,533,941	$1,071,160,290

See Notes to Financial Statements.

43

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, R5 Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

44

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

45

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $505,636,797 and $593,235,139, respectively.
46

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	11,280,954	$108,245,608	4,931,694	$46,156,472
Issued in reinvestment of distributions	341,140	3,281,864	145,331	1,354,453
Redeemed	(9,167,809)	(87,486,644)	(2,887,997)	(27,263,701)
	2,454,285	24,040,828	2,189,028	20,247,224
I Class
Sold	18,006,378	175,661,516	8,731,066	80,903,647
Issued in reinvestment of distributions	1,253,489	12,058,667	529,547	4,914,190
Redeemed	(10,822,367)	(104,389,523)	(2,769,230)	(25,693,067)
	8,437,500	83,330,660	6,491,383	60,124,770
Y Class
Sold	22,158,408	216,138,407	41,173,779	375,822,349
Issued in reinvestment of distributions	1,348,978	13,010,723	1,150,276	10,653,535
Redeemed	(40,778,166)	(394,865,725)	(14,708,114)	(130,894,050)
	(17,270,780)	(165,716,595)	27,615,941	255,581,834
A Class
Sold	198,259	1,922,932	283,426	2,669,683
Issued in reinvestment of distributions	32,580	313,533	18,251	167,982
Redeemed	(55,905)	(540,450)	(153,914)	(1,430,846)
	174,934	1,696,015	147,763	1,406,819
R5 Class
Sold	7,465	72,363	1,866	16,794
Issued in reinvestment of distributions	898	8,628	768	7,085
Redeemed	(4,817)	(47,047)	(1,024)	(8,800)
	3,546	33,944	1,610	15,079
R6 Class
Sold	5,896,148	57,186,768	18,503,624	166,305,894
Issued in reinvestment of distributions	1,674,561	16,165,715	1,357,778	12,609,480
Redeemed	(13,856,051)	(134,328,799)	(3,702,511)	(34,625,846)
	(6,285,342)	(60,976,316)	16,158,891	144,289,528
Net increase (decrease)	(12,485,857)	$(117,591,464)	52,604,616	$481,665,254

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

47

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$850,698,072	—
Preferred Stocks	$829,310	15,433,020	—
Bank Loan Obligations	—	8,462,928	—
Common Stocks	1,468,578	1,291,564	—
Warrants	1,169	828,811	—
Convertible Bonds	—	49,382	—
Escrow Interests	—	39,151	—
Rights	—	23,569	—
Short-Term Investments	595,033	—	—
	$2,894,090	$876,826,497	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$64,523,748	$44,041,135
Long-term capital gains	$1,705,338	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

48

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$905,918,745
Gross tax appreciation of investments	$18,593,722
Gross tax depreciation of investments	(44,791,880)
Net tax appreciation (depreciation) of investments	$(26,198,158)
Other book-to-tax adjustments	$(1,257,695)
Undistributed ordinary income	—
Accumulated long-term gains	$2,753,618

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

49

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.71	0.47	(0.47)	—	(0.48)	(0.10)	(0.58)	$9.13	(0.19)%	0.78%	0.78%	4.84%	49%	$60,727
2021	$8.15	0.48	1.57	2.05	(0.49)	—	(0.49)	$9.71	25.69%	0.78%	0.78%	5.21%	52%	$40,746
2020	$9.32	0.48	(1.16)	(0.68)	(0.49)	—	(0.49)	$8.15	(7.76)%	0.78%	0.78%	5.14%	55%	$16,377
2019	$9.43	0.53	(0.11)	0.42	(0.53)	—	(0.53)	$9.32	4.65%	0.78%	0.78%	5.73%	43%	$16,796
2018(4)	$9.68	0.27	(0.24)	0.03	(0.28)	—	(0.28)	$9.43	0.29%	0.78%(5)	0.78%(5)	5.70%(5)	26%	$1,401
I Class
2022	$9.70	0.48	(0.47)	0.01	(0.49)	(0.10)	(0.59)	$9.12	(0.10)%	0.68%	0.68%	4.94%	49%	$197,087
2021	$8.15	0.49	1.56	2.05	(0.50)	—	(0.50)	$9.70	25.68%	0.68%	0.68%	5.31%	52%	$127,684
2020	$9.32	0.48	(1.15)	(0.67)	(0.50)	—	(0.50)	$8.15	(7.66)%	0.68%	0.68%	5.24%	55%	$54,346
2019	$9.42	0.54	(0.10)	0.44	(0.54)	—	(0.54)	$9.32	4.86%	0.68%	0.68%	5.83%	43%	$24,825
2018(4)	$9.68	0.27	(0.25)	0.02	(0.28)	—	(0.28)	$9.42	0.23%	0.68%(5)	0.68%(5)	5.80%(5)	26%	$8,078

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.11%	0.58%	0.58%	5.04%	49%	$421,257
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	52%	$615,479
2020	$9.32	0.49	(1.15)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.57)%	0.58%	0.58%	5.34%	55%	$291,873
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.97%	0.58%	0.58%	5.93%	43%	$125,104
2018(6)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.58%(5)	0.58%(5)	5.90%(5)	26%	$141,643
2017	$9.42	0.56	0.24	0.80	(0.54)	—	(0.54)	$9.68	8.74%	0.58%	1.00%	5.83%(3)	81%	$127,414
A Class
2022	$9.71	0.45	(0.47)	(0.02)	(0.46)	(0.10)	(0.56)	$9.13	(0.44)%	1.03%	1.03%	4.59%	49%	$6,075
2021	$8.15	0.46	1.57	2.03	(0.47)	—	(0.47)	$9.71	25.38%	1.03%	1.03%	4.96%	52%	$4,761
2020	$9.32	0.45	(1.15)	(0.70)	(0.47)	—	(0.47)	$8.15	(7.99)%	1.03%	1.03%	4.89%	55%	$2,793
2019	$9.42	0.51	(0.10)	0.41	(0.51)	—	(0.51)	$9.32	4.50%	1.03%	1.03%	5.48%	43%	$924
2018(4)	$9.68	0.26	(0.25)	0.01	(0.27)	—	(0.27)	$9.42	0.06%	1.03%(5)	1.03%(5)	5.45%(5)	26%	$5
R5 Class
2022	$9.70	0.49	(0.46)	0.03	(0.50)	(0.10)	(0.60)	$9.13	0.12%	0.58%	0.58%	5.04%	49%	$166
2021	$8.15	0.50	1.56	2.06	(0.51)	—	(0.51)	$9.70	25.81%	0.58%	0.58%	5.41%	52%	$142
2020	$9.32	0.50	(1.16)	(0.66)	(0.51)	—	(0.51)	$8.15	(7.56)%	0.58%	0.58%	5.34%	55%	$106
2019	$9.42	0.55	(0.10)	0.45	(0.55)	—	(0.55)	$9.32	4.96%	0.58%	0.58%	5.93%	43%	$146
2018(4)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.27%	0.58%(5)	0.58%(5)	5.90%(5)	26%	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2022	$9.70	0.49	(0.47)	0.02	(0.50)	(0.10)	(0.60)	$9.12	0.05%	0.53%	0.53%	5.09%	49%	$208,223
2021	$8.14	0.50	1.58	2.08	(0.52)	—	(0.52)	$9.70	25.87%	0.53%	0.53%	5.46%	52%	$282,349
2020	$9.32	0.50	(1.16)	(0.66)	(0.52)	—	(0.52)	$8.14	(7.53)%	0.53%	0.53%	5.39%	55%	$105,526
2019	$9.42	0.56	(0.10)	0.46	(0.56)	—	(0.56)	$9.32	5.02%	0.53%	0.53%	5.98%	43%	$97,599
2018(4)	$9.68	0.26	(0.23)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.53%(5)	0.53%(5)	5.95%(5)	26%	$6,969

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)The ratio of net investment income (loss) to average net assets would have been lower if a portion of the fees had not been waived and/or reimbursed.
(4)October 2, 2017 (commencement of sale) through March 31, 2018.
(5)Annualized.
(6)October 1, 2017 through March 31, 2018. The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period. For the years before March 31, 2018, the fund's fiscal year end was September 30.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of High Income Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $7,476,911 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $3,726,416, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $2,188,584 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 2205

Annual Report

March 31, 2022

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	-1.23%	3.59%	4.42%	—	9/30/97
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index	—	-0.66%	4.67%	5.74%	—	—
I Class	AHYHX	-1.12%	—	—	3.65%	4/10/17
Y Class	AHYLX	-0.85%	—	—	3.75%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		-1.47%	3.33%	4.16%	—
With sales charge		-5.93%	2.38%	3.69%	—
C Class	AHDCX	-2.21%	2.56%	3.38%	—	12/10/01
R Class	AHYRX	-1.72%	3.07%	3.90%	—	7/29/05
R5 Class	ACYIX	-0.85%	3.83%	4.64%	—	8/2/04
R6 Class	AHYDX	-0.81%	3.85%	—	3.96%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $15,411

Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index — $17,476

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	1.79%	1.29%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeffrey Houston, Gavin Fleischman and Charles Tan

Performance Summary

High-Yield returned -1.23%* for the 12 months ended March 31, 2022, compared with the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, which returned -0.66%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy took center stage during the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor market shortages and fiscal policy contributed to spiking prices.

Even as inflation soared, Fed policy generally remained dovish until late 2021. Policymakers had insisted rising prices would be transitory. But by November, the Fed accelerated the tapering of its bond-buying program, which ended in March. Also in March, the Fed finally hiked interest rates just as the headline inflation rate was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. Along with solid corporate fundamentals, conditions generally supported high-yield bonds through the first half of the reporting period. However, another wave of COVID-19 in late 2021 followed by Russia’s invasion of Ukraine in early 2022 triggered sharp market volatility. By period-end, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

High-yield credit spreads (a valuation indicator that measures the yield difference between high-yield bonds and Treasuries of the same maturity) were also volatile during the period. In particular, spreads widened sharply after Russia’s invasion of Ukraine before narrowing significantly in the final weeks of the period. Overall, spreads were modestly wider for the 12-month period.

Rising inflation and expectations for Fed tightening drove Treasury yields sharply higher, which pressured higher-quality segments of the high-yield universe. However, a late-period surge in energy prices provided a boost to the asset class, and high-yield bonds significantly outperformed investment-grade corporates for the 12-month period.

Security Selection Contributed to Performance

Our security selection efforts were positive overall, particularly among emerging markets holdings, where a Brazilian meat producer significantly outperformed other emerging markets bonds in the index. In addition, our selections in the pharmaceuticals and banking industries proved effective.

Detractors included selections in the energy exploration and production industry and the wireline industry. While our overweight in gaming helped, our positioning in longer-duration bonds weighed on performance in the rising-rate environment.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Sector Allocations Were Effective

Our sector allocations aided portfolio performance, particularly late in the period as volatility increased. For example, our larger-than-usual cash position boosted performance. In late 2021 and early 2022, we began exiting select securities that reached our valuation targets. The combination of limited supply and mounting valuation concerns prompted us to maintain the cash position, awaiting better buying opportunities.

Elsewhere, an overweight position versus the index in the gaming sector aided results. This sector outperformed as COVID-19’s economic effects faded and consumers resumed pre-pandemic activities. Additionally, an underweight position in high-yield bonds from emerging markets lifted results. A variety of factors, including geopolitical unrest, rising U.S. interest rates, supply chain disruptions and slowing global growth, pressured emerging markets assets.

Overweight stakes in the banking and pharmaceuticals industries, which underperformed for the period, weighed on results. Underweight exposure to the oil field services industry, which outperformed, also detracted from performance. From a quality perspective, our out-of-index position in investment-grade corporates (BBB-rated bonds) slightly weighed on relative results due to higher interest rate sensitivity.

Portfolio Positioning

We believe the U.S. economy will grow in 2022 but likely at a slower pace than in 2021. Manufacturing has remained robust, home prices and wages have continued to rise, and the unemployment rate has continued to shrink. However, we are monitoring the ongoing pressures from supply chain disruptions, elevated inflation, Fed tightening and geopolitical unrest.

While corporate fundamentals have remained positive, inflation and tightening financial conditions may create challenges down the road. Given these ongoing pressures and the heightened level of global uncertainty, we expect market volatility to remain elevated in the near term. Accordingly, we have maintained a somewhat defensive posture.

We will continue to pursue investment opportunities with compelling risk/reward profiles, although finding attractive valuations in the current credit spread environment remains challenging. We expect to primarily focus on the new-issues market, while continuing to avoid distressed areas. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	82.5%
Preferred Stocks	5.9%
Exchange-Traded Funds	3.0%
Bank Loan Obligations	1.3%
Asset-Backed Securities	0.1%
Short-Term Investments	17.4%
Other Assets and Liabilities	(10.2)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$956.60	$3.76	0.77%
I Class	$1,000	$955.50	$3.27	0.67%
Y Class	$1,000	$957.60	$2.78	0.57%
A Class	$1,000	$953.70	$4.97	1.02%
C Class	$1,000	$950.20	$8.61	1.77%
R Class	$1,000	$952.50	$6.18	1.27%
R5 Class	$1,000	$957.60	$2.78	0.57%
R6 Class	$1,000	$957.80	$2.54	0.52%
Hypothetical
Investor Class	$1,000	$1,021.09	$3.88	0.77%
I Class	$1,000	$1,021.59	$3.38	0.67%
Y Class	$1,000	$1,022.09	$2.87	0.57%
A Class	$1,000	$1,019.85	$5.14	1.02%
C Class	$1,000	$1,016.11	$8.90	1.77%
R Class	$1,000	$1,018.60	$6.39	1.27%
R5 Class	$1,000	$1,022.09	$2.87	0.57%
R6 Class	$1,000	$1,022.34	$2.62	0.52%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 82.5%
Aerospace and Defense — 1.3%
Bombardier, Inc., 7.50%, 3/15/25(1)	$264,000	$265,667
Rolls-Royce PLC, 5.75%, 10/15/27(1)	250,000	257,086
TransDigm, Inc., 6.375%, 6/15/26	520,000	525,356
TransDigm, Inc., 4.625%, 1/15/29	500,000	468,118
		1,516,227
Airlines — 1.6%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	504,000	508,488
United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 7/15/27	209,952	207,508
United Airlines Holdings, Inc., 5.00%, 2/1/24(2)	555,000	551,348
United Airlines, Inc., 4.625%, 4/15/29(1)	673,000	640,848
		1,908,192
Auto Components — 0.1%
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	160,000	160,768
Automobiles — 1.6%
Ford Motor Credit Co. LLC, 3.10%, 5/4/23	500,000	500,000
Ford Motor Credit Co. LLC, 4.95%, 5/28/27	500,000	509,025
Ford Motor Credit Co. LLC, 2.90%, 2/10/29	418,000	372,906
Ford Motor Credit Co. LLC, 3.625%, 6/17/31	500,000	452,505
		1,834,436
Banks — 0.4%
Intesa Sanpaolo SpA, VRN, 4.20%, 6/1/32(1)	500,000	442,799
Biotechnology — 0.9%
Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)	569,000	511,491
Grifols Escrow Issuer SA, 4.75%, 10/15/28(1)	520,000	490,155
		1,001,646
Building Products — 0.7%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	120,000	118,260
Standard Industries, Inc., 4.375%, 7/15/30(1)	750,000	687,900
		806,160
Capital Markets — 3.2%
Coinbase Global, Inc., 3.375%, 10/1/28(1)(2)	377,000	333,532
Deutsche Bank AG, VRN, 4.30%, 5/24/28	910,000	901,005
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	1,150,000	1,130,565
LPL Holdings, Inc., 4.625%, 11/15/27(1)(2)	355,000	349,455
Owl Rock Capital Corp., 2.625%, 1/15/27	166,000	149,039
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)	216,000	227,183
Prospect Capital Corp., 3.71%, 1/22/26	643,000	606,879
Prospect Capital Corp., 3.44%, 10/15/28	150,000	128,383
		3,826,041
Chemicals — 2.6%
Chemours Co., 5.75%, 11/15/28(1)(2)	400,000	389,092
Chemours Co., 4.625%, 11/15/29(1)	400,000	367,112
Diamond BC BV, 4.625%, 10/1/29(1)(2)	580,000	521,658
10

	Principal Amount/Shares	Value
Olin Corp., 5.125%, 9/15/27	$360,000	$359,312
Olin Corp., 5.625%, 8/1/29	500,000	507,188
Tronox, Inc., 4.625%, 3/15/29(1)	490,000	459,353
Valvoline, Inc., 3.625%, 6/15/31(1)	500,000	432,845
		3,036,560
Commercial Services and Supplies — 1.4%
Clean Harbors, Inc., 4.875%, 7/15/27(1)	500,000	499,643
GFL Environmental, Inc., 4.00%, 8/1/28(1)	700,000	644,752
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	500,000	512,685
		1,657,080
Consumer Finance — 1.2%
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)(2)	745,000	666,455
Navient Corp., 5.50%, 1/25/23	302,000	306,128
SLM Corp., 3.125%, 11/2/26	512,000	475,986
		1,448,569
Containers and Packaging — 2.1%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(8)	800,000	732,952
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.00%, 9/1/29(1)	6,000	5,414
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/30(3)	750,000	706,875
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	480,000	478,746
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	100,000	99,230
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	457,304
		2,480,521
Diversified Telecommunication Services — 1.8%
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	489,233
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	602,000	567,785
Telecom Italia Capital SA, 6.375%, 11/15/33	1,080,000	1,034,100
		2,091,118
Electric Utilities — 0.3%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	330,000	305,107
Energy Equipment and Services — 0.5%
Weatherford International Ltd., 8.625%, 4/30/30(1)	600,000	609,909
Entertainment — 1.7%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)(2)	750,000	706,785
Netflix, Inc., 4.875%, 4/15/28	1,247,000	1,309,724
		2,016,509
Equity Real Estate Investment Trusts (REITs) — 3.9%
American Finance Trust, Inc. / American Finance Operating Partner LP, 4.50%, 9/30/28(1)	745,000	672,031
EPR Properties, 4.75%, 12/15/26	411,000	411,729
EPR Properties, 4.95%, 4/15/28	424,000	424,733
IIP Operating Partnership LP, 5.50%, 5/25/26	735,000	734,343
Iron Mountain, Inc., 4.875%, 9/15/29(1)	1,300,000	1,239,660
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	489,773
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	456,000	464,208
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	181,000	181,125
		4,617,602
11

	Principal Amount/Shares	Value
Food and Staples Retailing — 1.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(1)	$350,000	$316,295
Rite Aid Corp., 7.50%, 7/1/25(1)	773,000	722,276
Rite Aid Corp., 8.00%, 11/15/26(1)	169,000	155,797
United Natural Foods, Inc., 6.75%, 10/15/28(1)	550,000	564,399
		1,758,767
Food Products — 1.6%
Kraft Heinz Foods Co., 4.375%, 6/1/46	500,000	495,695
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	355,000	332,102
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	500,000	469,400
US Foods, Inc., 4.75%, 2/15/29(1)	150,000	143,260
US Foods, Inc., 4.625%, 6/1/30(1)	436,000	404,155
		1,844,612
Health Care Equipment and Supplies — 0.5%
Avantor Funding, Inc., 3.875%, 11/1/29(1)	260,000	244,746
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)(2)	350,000	325,832
		570,578
Health Care Providers and Services — 6.5%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	485,000	488,031
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	450,000	419,362
Centene Corp., 4.625%, 12/15/29	320,000	323,149
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	400,000	407,884
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)(2)	750,000	737,910
DaVita, Inc., 4.625%, 6/1/30(1)	650,000	607,880
HCA, Inc., 5.875%, 5/1/23	500,000	517,442
HCA, Inc., 7.69%, 6/15/25	500,000	553,522
LifePoint Health, Inc., 5.375%, 1/15/29(1)(2)	800,000	757,510
Molina Healthcare, Inc., 4.375%, 6/15/28(1)	420,000	416,109
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	100,000	96,202
Option Care Health, Inc., 4.375%, 10/31/29(1)	500,000	469,668
Owens & Minor, Inc., 4.50%, 3/31/29(1)(2)	350,000	334,663
Owens & Minor, Inc., 6.625%, 4/1/30(1)	500,000	515,220
Surgery Center Holdings, Inc., 10.00%, 4/15/27(1)	600,000	630,960
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	390,000	396,768
		7,672,280
Hotels, Restaurants and Leisure — 10.3%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	1,090,000	1,048,324
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 4/15/29(1)	300,000	283,632
Boyd Gaming Corp., 4.75%, 12/1/27	400,000	398,494
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	929,000	869,776
Carnival Corp., 5.75%, 3/1/27(1)	600,000	573,000
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	380,000	384,275
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31(1)	670,000	633,673
International Game Technology PLC, 5.25%, 1/15/29(1)	1,070,000	1,068,529
MGM Resorts International, 6.00%, 3/15/23	350,000	358,353
MGM Resorts International, 4.625%, 9/1/26	215,000	212,059
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	680,000	675,148
Penn National Gaming, Inc., 4.125%, 7/1/29(1)(2)	888,000	795,914
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	1,000,000	962,255
12

	Principal Amount/Shares	Value
Scientific Games International, Inc., 5.00%, 10/15/25(1)	$260,000	$266,500
Scientific Games International, Inc., 8.25%, 3/15/26(1)	200,000	208,250
Scientific Games International, Inc., 7.25%, 11/15/29(1)	810,000	850,212
Six Flags Entertainment Corp., 4.875%, 7/31/24(1)	500,000	500,600
Station Casinos LLC, 4.625%, 12/1/31(1)	1,170,000	1,072,334
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)(2)	1,075,000	1,042,148
		12,203,476
Household Durables — 0.4%
Meritage Homes Corp., 5.125%, 6/6/27	230,000	232,760
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	325,000	279,168
		511,928
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 4.625%, 2/1/29(1)	200,000	184,357
Insurance — 1.0%
SBL Holdings, Inc., 5.125%, 11/13/26(1)	655,000	662,615
SBL Holdings, Inc., VRN, 6.50%(1)(9)	555,000	507,825
		1,170,440
Life Sciences Tools and Services — 0.4%
Charles River Laboratories International, Inc., 4.25%, 5/1/28(1)(2)	500,000	489,795
Machinery — 0.6%
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	750,000	698,876
Media — 9.9%
AMC Networks, Inc., 4.75%, 8/1/25	730,000	728,631
AMC Networks, Inc., 4.25%, 2/15/29	750,000	700,875
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	2,402,000	2,182,926
CSC Holdings LLC, 5.375%, 2/1/28(1)	350,000	340,312
CSC Holdings LLC, 7.50%, 4/1/28(1)	680,000	669,365
CSC Holdings LLC, 4.50%, 11/15/31(1)	365,000	327,659
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	500,000	492,537
DISH DBS Corp., 7.75%, 7/1/26	655,000	651,558
DISH DBS Corp., 5.25%, 12/1/26(1)	760,000	725,325
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	496,000	474,920
Gray Television, Inc., 5.875%, 7/15/26(1)	455,000	466,603
iHeartCommunications, Inc., 8.375%, 5/1/27	505,000	522,776
Nexstar Media, Inc., 5.625%, 7/15/27(1)	400,000	405,380
Paramount Global, VRN, 6.25%, 2/28/57	355,000	358,559
Paramount Global, VRN, 6.375%, 3/30/62	290,000	293,102
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	845,000	755,007
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	500,000	475,677
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	749,000	761,583
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	375,812
		11,708,607
Metals and Mining — 2.7%
Allegheny Technologies, Inc., 4.875%, 10/1/29	690,000	654,703
Cleveland-Cliffs, Inc., 7.00%, 3/15/27	400,000	413,394
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(2)	575,000	568,295
Freeport-McMoRan, Inc., 4.625%, 8/1/30	80,000	81,892
Kaiser Aluminum Corp., 4.50%, 6/1/31(1)	800,000	722,696
Novelis Corp., 3.875%, 8/15/31(1)	251,000	229,990
13

	Principal Amount/Shares	Value
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	$250,000	$233,438
United States Steel Corp., 6.875%, 3/1/29(2)	300,000	312,525
		3,216,933
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	301,000	300,226
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	472,000	445,762
Starwood Property Trust, Inc., 4.375%, 1/15/27(1)	582,000	565,323
		1,311,311
Multi-Utilities — 0.5%
Sempra Energy, VRN, 4.125%, 4/1/52	650,000	608,463
Multiline Retail — 0.3%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)(2)	250,000	249,711
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)(2)	95,000	93,829
		343,540
Oil, Gas and Consumable Fuels — 6.8%
Antero Resources Corp., 7.625%, 2/1/29(1)	417,000	451,555
Antero Resources Corp., 5.375%, 3/1/30(1)	370,000	378,421
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	750,000	785,629
Comstock Resources, Inc., 5.875%, 1/15/30(1)	740,000	730,010
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	462,765
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	800,000	801,700
EnLink Midstream Partners LP, 4.85%, 7/15/26	350,000	350,506
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	365,000	342,021
MEG Energy Corp., 6.50%, 1/15/25(1)	102,000	103,657
MEG Energy Corp., 5.875%, 2/1/29(1)	375,000	380,871
Occidental Petroleum Corp., 6.375%, 9/1/28	1,200,000	1,352,916
Occidental Petroleum Corp., 6.45%, 9/15/36	500,000	588,300
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	400,000	400,844
Southwestern Energy Co., 5.95%, 1/23/25	76,000	79,549
Southwestern Energy Co., 5.375%, 3/15/30	850,000	865,011
		8,073,755
Paper and Forest Products — 0.4%
Glatfelter Corp., 4.75%, 11/15/29(1)	600,000	509,634
Personal Products — 0.2%
Avon Products, Inc., 6.50%, 3/15/23	280,000	282,856
Pharmaceuticals — 3.9%
180 Medical, Inc., 3.875%, 10/15/29(1)	700,000	662,956
AdaptHealth LLC, 4.625%, 8/1/29(1)	375,000	342,906
Bausch Health Cos., Inc., 5.00%, 1/30/28(1)	150,000	123,794
Bausch Health Cos., Inc., 4.875%, 6/1/28(1)	300,000	287,657
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	490,000	385,701
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	750,000	685,279
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	750,000	770,122
Jazz Securities DAC, 4.375%, 1/15/29(1)	367,000	356,025
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	750,000	724,762
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	300,000	272,160
		4,611,362
14

	Principal Amount/Shares	Value
Real Estate Management and Development — 0.4%
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	$484,000	$445,885
Road and Rail — 0.4%
United Rentals North America, Inc., 4.875%, 1/15/28	500,000	508,450
Software — 0.4%
NCR Corp., 5.125%, 4/15/29(1)	470,000	452,396
Specialty Retail — 1.3%
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	750,000	775,290
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	100,000	90,126
Victoria's Secret & Co., 4.625%, 7/15/29(1)	750,000	676,406
		1,541,822
Technology Hardware, Storage and Peripherals — 0.8%
Condor Merger Sub, Inc., 7.375%, 2/15/30(1)	590,000	566,769
Seagate HDD Cayman, 3.125%, 7/15/29	385,000	346,334
		913,103
Thrifts and Mortgage Finance — 2.2%
Freedom Mortgage Corp., 8.25%, 4/15/25(1)	572,000	571,136
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	770,000	715,138
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	710,000	723,717
Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc., 2.875%, 10/15/26(1)	673,000	619,362
		2,629,353
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(1)	255,000	259,988
Wireless Telecommunication Services — 2.7%
Sprint Corp., 7.125%, 6/15/24	550,000	590,590
Sprint Corp., 7.625%, 2/15/25	280,000	305,535
T-Mobile USA, Inc., 4.75%, 2/1/28	1,067,000	1,085,566
T-Mobile USA, Inc., 3.50%, 4/15/31	634,000	597,570
T-Mobile USA, Inc., 3.50%, 4/15/31(1)	360,000	339,314
Vodafone Group PLC, VRN, 4.125%, 6/4/81	290,000	263,964
		3,182,539
TOTAL CORPORATE BONDS (Cost $101,115,758)		97,464,350
PREFERRED STOCKS — 5.9%
Banks — 3.0%
Banco Santander SA, 4.75%	700,000	647,150
Bank of America Corp., 4.375%	351,000	330,748
Barclays PLC, 4.375%	289,000	255,259
BNP Paribas SA, 4.625%(1)	530,000	499,525
Citigroup, Inc., 4.15%	790,000	742,106
ING Groep NV, 3.875%	465,000	406,875
SVB Financial Group, 4.25%	745,000	690,522
		3,572,185
Capital Markets — 1.0%
Bank of New York Mellon Corp., 3.75%	755,000	699,809
UBS Group AG, 4.875%(1)	445,000	430,404
		1,130,213
Consumer Finance — 0.5%
Ally Financial, Inc., 4.70%	365,000	333,062
Discover Financial Services, 5.50%	257,000	249,380
		582,442
Insurance — 0.3%
Allianz SE, 3.20%(1)	400,000	348,000
15

	Principal Amount/Shares	Value
Trading Companies and Distributors — 1.1%
Air Lease Corp., 4.125%	745,000	$635,113
Aircastle Ltd., 5.25%(1)	750,000	690,000
		1,325,113
TOTAL PREFERRED STOCKS (Cost $7,522,083)		6,957,953
EXCHANGE-TRADED FUNDS — 3.0%
iShares Broad USD High Yield Corporate Bond ETF	30,600	1,189,116
SPDR Blackstone Senior Loan ETF(2)	27,500	1,236,400
SPDR Bloomberg Short Term High Yield Bond ETF	44,700	1,172,928
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,617,997)		3,598,444
BANK LOAN OBLIGATIONS(4) — 1.3%
Food and Staples Retailing — 0.3%
United Natural Foods, Inc., Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 10/22/25	$325,916	323,762
Media — 0.2%
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	243,525	243,573
Pharmaceuticals — 0.5%
Bausch Health Companies Inc., 2018 Term Loan B, 3.46%, (1-month LIBOR plus 3.00%), 6/2/25	168,732	167,677
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	456,550	452,699
		620,376
Technology Hardware, Storage and Peripherals — 0.3%
McAfee, LLC, 2022 USD Term Loan B, 3/1/29(5)	355,000	353,003
TOTAL BANK LOAN OBLIGATIONS (Cost $1,546,329)		1,540,714
ASSET-BACKED SECURITIES — 0.1%
UAL Pass-Through Trust, Series 2007-1, 6.64%, 1/2/24 (Cost $115,323)	115,151	115,173
SHORT-TERM INVESTMENTS — 17.4%
Commercial Paper — 2.9%
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(1)(6)	3,400,000	3,399,970
Money Market Funds — 9.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,988,097	1,988,097
State Street Navigator Securities Lending Government Money Market Portfolio(7)	9,171,904	9,171,904
		11,160,001
Repurchase Agreements — 5.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $553,924), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $542,964)		542,960
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $5,537,610), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $5,429,038)		5,429,000
		5,971,960
TOTAL SHORT-TERM INVESTMENTS (Cost $20,531,961)		20,531,931
TOTAL INVESTMENT SECURITIES — 110.2% (Cost $134,449,451)		130,208,565
OTHER ASSETS AND LIABILITIES — (10.2)%		(12,084,929)
TOTAL NET ASSETS — 100.0%		$118,123,636
16

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $71,941,149, which represented 60.9% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,026,032. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(6)The rate indicated is the yield to maturity at purchase.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,345,902, which includes securities collateral of $173,998.
(8)The security's rate was paid in cash at the last payment date.
(9)Perpetual maturity with no stated maturity date.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $125,277,547) — including $9,026,032 of securities on loan	$121,036,661
Investment made with cash collateral received for securities on loan, at value (cost of $9,171,904)	9,171,904
Total investment securities, at value (cost of $134,449,451)	130,208,565
Receivable for investments sold	271,458
Receivable for capital shares sold	8,863
Interest and dividends receivable	1,473,138
Securities lending receivable	3,598
131,965,622

Liabilities
Payable for collateral received for securities on loan	9,171,904
Payable for investments purchased	4,483,118
Payable for capital shares redeemed	64,470
Accrued management fees	73,728
Distribution and service fees payable	3,680
Dividends payable	45,086
13,841,986

Net Assets	$118,123,636

Net Assets Consist of:
Capital paid in	$160,458,388
Distributable earnings	(42,334,752)
$118,123,636

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$90,164,906	16,669,003	$5.41
I Class	$13,220,421	2,438,311	$5.42
Y Class	$6,008	1,109	$5.42
A Class	$11,933,038	2,203,962	$5.41*
C Class	$816,475	150,856	$5.41
R Class	$1,065,931	196,925	$5.41
R5 Class	$588,230	108,626	$5.42
R6 Class	$328,627	60,768	$5.41
*Maximum offering price $5.66 (net asset value divided by 0.955).

See Notes to Financial Statements.
18

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$6,220,407
Dividends	379,543
Securities lending, net	32,927
6,632,877

Expenses:
Management fees	1,039,264
Distribution and service fees:
A Class	32,304
C Class	10,601
R Class	5,831
Trustees' fees and expenses	8,923
Other expenses	1,257
1,098,180

Net investment income (loss)	5,534,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	2,535,163
Change in net unrealized appreciation (depreciation) on investments	(8,886,842)

Net realized and unrealized gain (loss)	(6,351,679)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(816,982)

See Notes to Financial Statements.
19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$5,534,697	$5,628,927
Net realized gain (loss)	2,535,163	364,110
Change in net unrealized appreciation (depreciation)	(8,886,842)	15,922,653
Net increase (decrease) in net assets resulting from operations	(816,982)	21,915,690

Distributions to Shareholders
From earnings:
Investor Class	(3,978,645)	(4,100,469)
I Class	(286,588)	(208,941)
Y Class	(792,613)	(715,840)
A Class	(482,843)	(500,953)
C Class	(31,668)	(85,201)
R Class	(40,695)	(40,869)
R5 Class	(24,677)	(37,117)
R6 Class	(15,606)	(11,838)
Decrease in net assets from distributions	(5,653,335)	(5,701,228)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,577,018)	3,780,570

Net increase (decrease) in net assets	(22,047,335)	19,995,032

Net Assets
Beginning of period	140,170,971	120,175,939
End of period	$118,123,636	$140,170,971

See Notes to Financial Statements.
20

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
21

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
22

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$8,268,323	—	—	—	$8,268,323
Exchange-Traded Funds	903,581	—	—	—	903,581
Total Borrowings	$9,171,904	—	—	—	$9,171,904
Gross amount of recognized liabilities for securities lending transactions					$9,171,904
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
23

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.
The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4725% to 0.5900%	0.2500% to 0.3100%	0.76%
I Class		0.1500% to 0.2100%	0.66%
Y Class		0.0500% to 0.1100%	0.56%
A Class		0.2500% to 0.3100%	0.76%
C Class		0.2500% to 0.3100%	0.76%
R Class		0.2500% to 0.3100%	0.76%
R5 Class		0.0500% to 0.1100%	0.56%
R6 Class		0.0000% to 0.0600%	0.51%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.
Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $112,007,268 and $127,878,349, respectively.

24

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,014,658	$28,633,607	4,700,020	$25,886,043
Issued in reinvestment of distributions	598,483	3,406,113	629,347	3,476,975
Redeemed	(5,914,336)	(33,537,797)	(6,127,907)	(33,666,678)
	(301,195)	(1,498,077)	(798,540)	(4,303,660)
I Class
Sold	2,069,782	11,516,094	417,218	2,313,109
Issued in reinvestment of distributions	50,499	286,587	37,655	208,936
Redeemed	(605,533)	(3,395,355)	(339,233)	(1,854,383)
	1,514,748	8,407,326	115,640	667,662
Y Class
Sold	879,316	5,060,291	1,537,419	8,512,852
Issued in reinvestment of distributions	137,966	792,603	128,737	715,840
Redeemed	(4,720,979)	(26,756,348)	(114,770)	(632,721)
	(3,703,697)	(20,903,454)	1,551,386	8,595,971
A Class
Sold	187,232	1,062,588	467,323	2,621,097
Issued in reinvestment of distributions	79,549	453,079	84,172	465,609
Redeemed	(482,228)	(2,760,039)	(384,208)	(2,121,314)
	(215,447)	(1,244,372)	167,287	965,392
C Class
Sold	1,539	8,850	113,281	605,744
Issued in reinvestment of distributions	5,549	31,648	14,763	81,339
Redeemed	(71,211)	(407,297)	(465,701)	(2,603,334)
	(64,123)	(366,799)	(337,657)	(1,916,251)
R Class
Sold	98,160	561,378	124,214	684,352
Issued in reinvestment of distributions	7,044	40,088	7,291	40,406
Redeemed	(120,018)	(680,417)	(91,762)	(506,308)
	(14,814)	(78,951)	39,743	218,450
R5 Class
Sold	34,072	194,531	57,398	316,160
Issued in reinvestment of distributions	4,335	24,677	6,727	37,117
Redeemed	(16,328)	(93,543)	(179,181)	(979,430)
	22,079	125,665	(115,056)	(626,153)
R6 Class
Sold	21,910	124,880	39,613	220,621
Issued in reinvestment of distributions	2,744	15,606	2,128	11,838
Redeemed	(27,941)	(158,842)	(9,514)	(53,300)
	(3,287)	(18,356)	32,227	179,159
Net increase (decrease)	(2,765,736)	$(15,577,018)	655,030	$3,780,570

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$97,464,350	—
Preferred Stocks	—	6,957,953	—
Exchange-Traded Funds	$3,598,444	—	—
Bank Loan Obligations	—	1,540,714	—
Asset-Backed Securities	—	115,173	—
Short-Term Investments	11,160,001	9,371,930	—
	$14,758,445	$115,450,120	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

26

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$5,653,335	$5,701,228
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$134,449,907
Gross tax appreciation of investments	$954,929
Gross tax depreciation of investments	(5,196,271)
Net tax appreciation (depreciation) of investments	$(4,241,342)
Other book-to-tax adjustments	$(21,949)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,279,961)
Accumulated long-term capital losses	$(34,791,500)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$5.70	0.22	(0.28)	(0.06)	(0.23)	$5.41	(1.23)%	0.77%	0.77%	3.90%	3.90%	83%	$90,165
2021	$5.02	0.23	0.69	0.92	(0.24)	$5.70	18.52%	0.78%	0.78%	4.25%	4.25%	100%	$96,679
2020	$5.54	0.25	(0.51)	(0.26)	(0.26)	$5.02	(5.09)%	0.78%	0.81%	4.55%	4.52%	38%	$89,168
2019	$5.57	0.29	(0.03)	0.26	(0.29)	$5.54	4.91%	0.79%	0.86%	5.22%	5.15%	24%	$110,624
2018	$5.73	0.29	(0.15)(3)	0.14	(0.30)	$5.57	2.33%	0.83%	0.86%	5.03%	5.00%	20%	$110,940
I Class
2022	$5.71	0.23	(0.29)	(0.06)	(0.23)	$5.42	(1.12)%	0.67%	0.67%	4.00%	4.00%	83%	$13,220
2021	$5.03	0.24	0.68	0.92	(0.24)	$5.71	18.61%	0.68%	0.68%	4.35%	4.35%	100%	$5,273
2020	$5.55	0.26	(0.52)	(0.26)	(0.26)	$5.03	(4.98)%	0.68%	0.71%	4.65%	4.62%	38%	$4,063
2019	$5.58	0.30	(0.03)	0.27	(0.30)	$5.55	5.01%	0.69%	0.76%	5.32%	5.25%	24%	$2,300
2018(4)	$5.75	0.29	(0.17)(3)	0.12	(0.29)	$5.58	2.11%	0.73%(5)	0.76%(5)	5.22%(5)	5.19%(5)	20%(6)	$4,356

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$6
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$21,131
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$10,819
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$5,727
2018(4)	$5.75	0.30	(0.17)(3)	0.13	(0.30)	$5.58	2.20%	0.63%(5)	0.66%(5)	5.51%(5)	5.48%(5)	20%(6)	$262
A Class
2022	$5.70	0.21	(0.29)	(0.08)	(0.21)	$5.41	(1.47)%	1.02%	1.02%	3.65%	3.65%	83%	$11,933
2021	$5.02	0.22	0.68	0.90	(0.22)	$5.70	18.23%	1.03%	1.03%	4.00%	4.00%	100%	$13,798
2020	$5.55	0.24	(0.53)	(0.29)	(0.24)	$5.02	(5.50)%	1.03%	1.06%	4.30%	4.27%	38%	$11,314
2019	$5.58	0.28	(0.03)	0.25	(0.28)	$5.55	4.65%	1.04%	1.11%	4.97%	4.90%	24%	$11,868
2018	$5.73	0.28	(0.15)(3)	0.13	(0.28)	$5.58	2.25%	1.08%	1.11%	4.78%	4.75%	20%	$12,985
C Class
2022	$5.70	0.17	(0.29)	(0.12)	(0.17)	$5.41	(2.21)%	1.77%	1.77%	2.90%	2.90%	83%	$816
2021	$5.02	0.18	0.68	0.86	(0.18)	$5.70	17.35%	1.78%	1.78%	3.25%	3.25%	100%	$1,225
2020	$5.54	0.20	(0.52)	(0.32)	(0.20)	$5.02	(6.04)%	1.78%	1.81%	3.55%	3.52%	38%	$2,775
2019	$5.57	0.23	(0.02)	0.21	(0.24)	$5.54	3.87%	1.79%	1.86%	4.22%	4.15%	24%	$5,574
2018	$5.73	0.24	(0.16)(3)	0.08	(0.24)	$5.57	1.31%	1.83%	1.86%	4.03%	4.00%	20%	$8,275

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$5.70	0.19	(0.28)	(0.09)	(0.20)	$5.41	(1.72)%	1.27%	1.27%	3.40%	3.40%	83%	$1,066
2021	$5.02	0.21	0.68	0.89	(0.21)	$5.70	17.94%	1.28%	1.28%	3.75%	3.75%	100%	$1,207
2020	$5.54	0.22	(0.51)	(0.29)	(0.23)	$5.02	(5.57)%	1.28%	1.31%	4.05%	4.02%	38%	$864
2019	$5.57	0.26	(0.02)	0.24	(0.27)	$5.54	4.39%	1.29%	1.36%	4.72%	4.65%	24%	$988
2018	$5.73	0.26	(0.15)(3)	0.11	(0.27)	$5.57	1.82%	1.33%	1.36%	4.53%	4.50%	20%	$1,039
R5 Class
2022	$5.70	0.23	(0.27)	(0.04)	(0.24)	$5.42	(0.85)%	0.57%	0.57%	4.10%	4.10%	83%	$588
2021	$5.02	0.25	0.68	0.93	(0.25)	$5.70	18.76%	0.58%	0.58%	4.45%	4.45%	100%	$494
2020	$5.55	0.26	(0.52)	(0.26)	(0.27)	$5.02	(5.08)%	0.58%	0.61%	4.75%	4.72%	38%	$1,013
2019	$5.58	0.30	(0.02)	0.28	(0.31)	$5.55	5.12%	0.59%	0.66%	5.42%	5.35%	24%	$1,656
2018	$5.73	0.29	(0.13)(3)	0.16	(0.31)	$5.58	2.72%	0.63%	0.66%	5.23%	5.20%	20%	$1,767
R6 Class
2022	$5.69	0.24	(0.28)	(0.04)	(0.24)	$5.41	(0.81)%	0.52%	0.52%	4.15%	4.15%	83%	$329
2021	$5.02	0.25	0.67	0.92	(0.25)	$5.69	18.61%	0.53%	0.53%	4.50%	4.50%	100%	$365
2020	$5.54	0.27	(0.52)	(0.25)	(0.27)	$5.02	(4.85)%	0.53%	0.56%	4.80%	4.77%	38%	$160
2019	$5.57	0.30	(0.02)	0.28	(0.31)	$5.54	5.17%	0.54%	0.61%	5.47%	5.40%	24%	$190
2018	$5.73	0.30	(0.15)(3)	0.15	(0.31)	$5.57	2.58%	0.58%	0.61%	5.28%	5.25%	20%	$9,348

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(4)April 10, 2017 (commencement of sale) through March 31, 2018.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of High-Yield Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 2205

Annual Report

March 31, 2022

NT Diversified Bond Fund
G Class (ACLDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLDX	-3.26%	2.51%	2.44%	5/12/06
Bloomberg U.S. Aggregate Bond Index	—	-4.15%	2.14%	2.24%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012

Value on March 31, 2022
G Class — $12,723

Bloomberg U.S. Aggregate Bond Index — $12,480

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jason Greenblath, Jeff Houston, Peter Van Gelderen and Charles Tan

In August 2021, Peter Van Gelderen and Jason Greenblath joined the fund’s portfolio management team, and Hando Aguilar left the team. Brian Howell also left the fund’s portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

NT Diversified Bond returned -3.26%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.15%.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For the full 12-month period, all sectors of the Bloomberg U.S. Aggregate Bond Index, including Treasuries, corporate bonds and mortgage-backed securities (MBS), declined. Meanwhile, soaring inflation boosted inflation-linked bonds. Against this backdrop, positions in inflation-linked bonds and our duration positioning accounted for much of NT Diversified Bond’s outperformance.

Inflation-Linked Securities, Duration Aided Relative Returns

As inflation soared—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period. A modest out-of-index position in high-yield corporate bonds also aided results, as high-yield corporates significantly outperformed higher-quality securities.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

Security Selection Among Securitized Issues Enhanced Relative Performance

Security selection supplied a modest lift to relative results. Investments in securitized debt contributed solidly, led by non-agency collateralized mortgage obligations (CMOs). Collateralized loan obligations (CLOs) also aided returns, benefiting from investor demand for floating-rate assets as market yields tracked higher. Selections among government bonds, investment-grade corporates, non-agency commercial mortgage-backed securities and emerging markets debt offset some of the positive effects from CMOs and CLOs.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues, such as CLOs, will remain healthy. We also believe select asset-backed securities, such as those tied to data infrastructure, are solid candidates for a potential rebound. We expect agency MBS may remain volatile in 2022 as the Fed reduces its MBS holdings; consequently, we anticipate our investment and positioning in agency MBS to remain nimble and opportunistic. Elsewhere, we believe corporate bonds with little exposure to event risk, including real estate investment trusts and bonds issued by financial firms and life insurers, also appear attractive.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

4

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	36.7%
Corporate Bonds	28.3%
U.S. Government Agency Mortgage-Backed Securities	10.9%
Collateralized Mortgage Obligations	7.4%
Asset-Backed Securities	6.3%
Collateralized Loan Obligations	5.6%
Commercial Mortgage-Backed Securities	2.3%
Municipal Securities	1.5%
U.S. Government Agency Securities	0.7%
Sovereign Governments and Agencies	0.5%
Bank Loan Obligations	0.3%
Preferred Stocks	—*
Short-Term Investments	4.1%
Other Assets and Liabilities	(4.6)%
*Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$944.10	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 36.7%
U.S. Treasury Bonds, 5.00%, 5/15/37	$4,000,000	$5,354,609
U.S. Treasury Bonds, 3.50%, 2/15/39(1)	21,000,000	24,080,273
U.S. Treasury Bonds, 1.125%, 5/15/40	2,500,000	1,972,021
U.S. Treasury Bonds, 1.125%, 8/15/40	33,000,000	25,895,976
U.S. Treasury Bonds, 1.375%, 11/15/40	12,500,000	10,228,516
U.S. Treasury Bonds, 1.875%, 2/15/41	17,000,000	15,150,254
U.S. Treasury Bonds, 2.25%, 5/15/41	9,000,000	8,503,594
U.S. Treasury Bonds, 2.00%, 11/15/41	28,100,000	25,434,891
U.S. Treasury Bonds, 3.125%, 11/15/41	16,400,000	17,697,586
U.S. Treasury Bonds, 2.375%, 2/15/42	26,500,000	25,568,359
U.S. Treasury Bonds, 3.00%, 5/15/42	36,000,000	38,164,219
U.S. Treasury Bonds, 2.875%, 5/15/43	6,500,000	6,735,498
U.S. Treasury Bonds, 3.125%, 8/15/44(1)	1,000,000	1,082,227
U.S. Treasury Bonds, 2.50%, 2/15/45	4,100,000	3,997,180
U.S. Treasury Bonds, 2.50%, 2/15/46	8,000,000	7,840,469
U.S. Treasury Bonds, 2.75%, 8/15/47	9,000,000	9,335,742
U.S. Treasury Bonds, 3.375%, 11/15/48	43,000,000	50,395,664
U.S. Treasury Bonds, 2.25%, 8/15/49	17,000,000	16,185,859
U.S. Treasury Bonds, 2.375%, 11/15/49	11,500,000	11,263,711
U.S. Treasury Bonds, 2.00%, 2/15/50	22,000,000	19,843,828
U.S. Treasury Bonds, 1.625%, 11/15/50	5,000,000	4,103,516
U.S. Treasury Bonds, 1.875%, 2/15/51	9,500,000	8,312,871
U.S. Treasury Bonds, 2.375%, 5/15/51	20,500,000	20,112,822
U.S. Treasury Bonds, 2.00%, 8/15/51	41,000,000	37,002,500
U.S. Treasury Bonds, 1.875%, 11/15/51	1,500,000	1,316,250
U.S. Treasury Bonds, 2.25%, 2/15/52	45,000,000	43,171,875
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	16,253,250	17,042,446
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	2,622,450	2,791,552
U.S. Treasury Notes, 0.125%, 12/31/22	2,000,000	1,980,699
U.S. Treasury Notes, 1.50%, 3/31/23	3,500,000	3,491,969
U.S. Treasury Notes, 0.125%, 8/31/23	20,000,000	19,459,375
U.S. Treasury Notes, 0.875%, 1/31/24	25,000,000	24,367,188
U.S. Treasury Notes, 1.50%, 2/29/24	90,000,000	88,695,703
U.S. Treasury Notes, 2.375%, 2/29/24	15,000,000	15,019,629
U.S. Treasury Notes, 0.25%, 3/15/24	24,000,000	23,059,687
U.S. Treasury Notes, 0.375%, 4/15/24	60,000,000	57,644,531
U.S. Treasury Notes, 0.375%, 7/15/24	20,000,000	19,092,969
U.S. Treasury Notes, 0.75%, 11/15/24	90,000,000	86,036,133
U.S. Treasury Notes, 2.125%, 11/30/24	23,500,000	23,275,098
U.S. Treasury Notes, 1.00%, 12/15/24	78,000,000	74,969,883
U.S. Treasury Notes, 1.125%, 1/15/25	30,000,000	28,891,406
U.S. Treasury Notes, 1.50%, 2/15/25	130,000,000	126,374,219
U.S. Treasury Notes, 1.75%, 3/15/25	80,000,000	78,312,500
U.S. Treasury Notes, 0.25%, 5/31/25	24,800,000	23,086,281
U.S. Treasury Notes, 2.625%, 12/31/25	8,000,000	8,029,844
U.S. Treasury Notes, 1.75%, 12/31/26	3,500,000	3,387,139
U.S. Treasury Notes, 1.875%, 2/28/27	80,000,000	77,868,750
7

	Principal Amount	Value
U.S. Treasury Notes, 0.625%, 3/31/27	$10,000,000	$9,143,945
U.S. Treasury Notes, 2.50%, 3/31/27	10,000,000	10,023,000
U.S. Treasury Notes, 0.50%, 4/30/27	45,000,000	40,826,074
U.S. Treasury Notes, 0.50%, 6/30/27	16,100,000	14,553,834
U.S. Treasury Notes, 0.50%, 8/31/27	27,000,000	24,324,258
U.S. Treasury Notes, 0.625%, 11/30/27	20,000,000	18,060,156
U.S. Treasury Notes, 0.625%, 12/31/27	25,000,000	22,544,922
U.S. Treasury Notes, 1.25%, 3/31/28	25,000,000	23,323,731
U.S. Treasury Notes, 1.25%, 4/30/28	40,000,000	37,270,312
U.S. Treasury Notes, 1.25%, 6/30/28	7,000,000	6,513,008
U.S. Treasury Notes, 1.50%, 11/30/28	20,000,000	18,841,797
U.S. Treasury Notes, 1.75%, 1/31/29	40,000,000	38,309,375
U.S. Treasury Notes, 1.875%, 2/28/29	69,000,000	66,622,735
U.S. Treasury Notes, 1.875%, 2/15/32	67,000,000	64,351,406
TOTAL U.S. TREASURY SECURITIES (Cost $1,713,137,529)		1,636,335,864
CORPORATE BONDS — 28.3%
Aerospace and Defense — 0.4%
Boeing Co., 5.15%, 5/1/30	3,870,000	4,133,149
Boeing Co., 3.625%, 2/1/31	3,770,000	3,675,969
Boeing Co., 5.81%, 5/1/50	2,830,000	3,277,877
Raytheon Technologies Corp., 4.125%, 11/16/28	6,210,000	6,500,317
		17,587,312
Air Freight and Logistics — 0.1%
GXO Logistics, Inc., 2.65%, 7/15/31(2)	4,054,000	3,521,785
Airlines — 0.2%
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(2)	4,591,938	4,234,574
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(2)	6,930,000	6,995,167
		11,229,741
Auto Components — 0.1%
Aptiv PLC, 3.10%, 12/1/51	3,460,000	2,758,444
Aptiv PLC / Aptiv Corp., 3.25%, 3/1/32	1,030,000	977,528
		3,735,972
Automobiles — 0.5%
General Motors Co., 5.15%, 4/1/38	4,550,000	4,635,714
General Motors Financial Co., Inc., 2.75%, 6/20/25	9,194,000	8,939,881
General Motors Financial Co., Inc., 2.40%, 10/15/28	3,658,000	3,281,187
Toyota Motor Credit Corp., 1.90%, 4/6/28	4,930,000	4,585,500
		21,442,282
Banks — 3.8%
Banco Santander SA, 5.18%, 11/19/25	4,399,000	4,551,962
Banco Santander SA, VRN, 1.72%, 9/14/27	3,400,000	3,075,910
Banco Santander SA, VRN, 4.18%, 3/24/28	1,600,000	1,609,190
Bank of America Corp., VRN, 3.38%, 4/2/26	4,370,000	4,365,966
Bank of America Corp., VRN, 2.55%, 2/4/28	1,440,000	1,377,314
Bank of America Corp., VRN, 3.42%, 12/20/28	11,860,000	11,748,993
Bank of America Corp., VRN, 2.88%, 10/22/30	12,480,000	11,850,096
Bank of America Corp., VRN, 2.48%, 9/21/36	3,415,000	2,941,472
Bank of America Corp., VRN, 3.85%, 3/8/37	3,626,000	3,477,391
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(2)	4,902,000	4,450,957
BNP Paribas SA, VRN, 2.82%, 11/19/25(2)	10,065,000	9,833,548
BNP Paribas SA, VRN, 4.375%, 3/1/33(2)	5,290,000	5,256,032
8

	Principal Amount	Value
Citigroup, Inc., VRN, 0.78%, 10/30/24	$1,065,000	$1,029,397
Citigroup, Inc., VRN, 2.01%, 1/25/26	7,111,000	6,850,903
Citigroup, Inc., VRN, 3.07%, 2/24/28	5,700,000	5,557,876
Citigroup, Inc., VRN, 3.52%, 10/27/28	8,730,000	8,660,102
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(2)	4,925,000	4,735,795
Cooperatieve Rabobank, VRN, 3.65%, 4/6/28(3)	716,000	714,385
FNB Corp., 2.20%, 2/24/23	4,790,000	4,763,669
HSBC Holdings PLC, 4.25%, 3/14/24	4,975,000	5,050,198
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	3,105,000	3,046,430
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	3,160,000	2,877,568
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	3,720,000	3,468,455
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	2,999,000	2,930,051
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	13,271,000	12,242,332
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	5,130,000	4,761,615
National Australia Bank Ltd., 2.33%, 8/21/30(2)	3,270,000	2,849,127
Societe Generale SA, 5.00%, 1/17/24(2)	10,840,000	11,051,971
Societe Generale SA, VRN, 1.79%, 6/9/27(2)	4,360,000	3,934,802
Societe Generale SA, VRN, 4.03%, 1/21/43(2)	2,288,000	1,993,769
Swedbank AB, 3.36%, 4/4/25(2)(3)	1,171,000	1,175,392
US Bancorp, VRN, 2.49%, 11/3/36	4,605,000	4,137,336
Wells Fargo & Co., VRN, 3.53%, 3/24/28	3,654,000	3,649,584
Wells Fargo & Co., VRN, 3.07%, 4/30/41	7,220,000	6,513,706
Westpac Banking Corp., VRN, 2.89%, 2/4/30	2,370,000	2,286,450
Westpac Banking Corp., VRN, 3.02%, 11/18/36	2,680,000	2,385,735
		171,205,479
Beverages — 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	5,395,000	6,008,645
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	8,100,000	8,789,719
		14,798,364
Biotechnology — 0.3%
AbbVie, Inc., 3.20%, 11/21/29	6,170,000	6,103,243
AbbVie, Inc., 4.40%, 11/6/42	2,290,000	2,422,986
Amgen, Inc., 1.65%, 8/15/28	6,375,000	5,819,602
		14,345,831
Building Products†
Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	1,940,000	1,902,185
Capital Markets — 3.5%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	10,395,000	9,388,989
Blackstone Private Credit Fund, 2.625%, 12/15/26(2)	4,220,000	3,804,508
Blackstone Private Credit Fund, 3.25%, 3/15/27(2)	5,128,000	4,707,729
Blackstone Secured Lending Fund, 2.85%, 9/30/28(2)	3,330,000	2,892,883
Blue Owl Finance LLC, 3.125%, 6/10/31(2)	971,000	827,940
Blue Owl Finance LLC, 4.125%, 10/7/51(2)	2,184,000	1,737,455
Charles Schwab Corp., 2.45%, 3/3/27	1,571,000	1,527,788
Coinbase Global, Inc., 3.375%, 10/1/28(2)	1,116,000	987,325
Deutsche Bank AG, VRN, 3.96%, 11/26/25	6,935,000	6,936,012
Deutsche Bank AG, VRN, 2.31%, 11/16/27	4,219,000	3,872,636
Deutsche Bank AG, VRN, 4.30%, 5/24/28	4,790,000	4,742,652
FS KKR Capital Corp., 4.25%, 2/14/25(2)	1,394,000	1,372,732
FS KKR Capital Corp., 3.125%, 10/12/28	3,065,000	2,738,499
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	11,955,000	11,662,548
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	20,274,000	18,869,957
9

	Principal Amount	Value
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	$1,778,000	$1,793,436
Golub Capital BDC, Inc., 2.50%, 8/24/26	2,010,000	1,849,345
Hercules Capital, Inc., 2.625%, 9/16/26	3,629,000	3,338,703
Hercules Capital, Inc., 3.375%, 1/20/27	2,320,000	2,181,723
Main Street Capital Corp., 3.00%, 7/14/26	3,346,000	3,106,737
Morgan Stanley, VRN, 0.53%, 1/25/24	14,084,000	13,860,459
Morgan Stanley, VRN, 1.16%, 10/21/25	7,236,000	6,880,129
Morgan Stanley, VRN, 2.63%, 2/18/26	9,970,000	9,787,211
Morgan Stanley, VRN, 2.48%, 9/16/36	3,714,000	3,190,401
Owl Rock Capital Corp., 3.40%, 7/15/26	1,304,000	1,226,230
Owl Rock Capital Corp., 2.625%, 1/15/27	2,477,000	2,223,914
Owl Rock Core Income Corp., 3.125%, 9/23/26(2)	7,447,000	6,739,299
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(2)	3,823,000	4,020,936
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(2)	260,000	256,863
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	4,361,000	3,945,288
Prospect Capital Corp., 5.875%, 3/15/23	7,318,000	7,459,096
Prospect Capital Corp., 3.71%, 1/22/26	4,438,000	4,188,695
Prospect Capital Corp., 3.44%, 10/15/28	1,804,000	1,544,014
UBS Group AG, VRN, 1.49%, 8/10/27(2)	4,575,000	4,159,242
		157,821,374
Chemicals — 0.2%
CF Industries, Inc., 5.15%, 3/15/34	3,740,000	4,162,545
CF Industries, Inc., 4.95%, 6/1/43	2,600,000	2,801,201
		6,963,746
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	3,071,000	2,833,439
Waste Connections, Inc., 3.20%, 6/1/32	1,750,000	1,709,420
Waste Connections, Inc., 2.95%, 1/15/52	3,267,000	2,795,822
		7,338,681
Construction and Engineering — 0.1%
Quanta Services, Inc., 2.35%, 1/15/32	5,580,000	4,853,417
Construction Materials — 0.1%
Eagle Materials, Inc., 2.50%, 7/1/31	3,777,000	3,360,880
Consumer Finance — 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	4,538,000	4,193,692
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	2,000,000	1,796,616
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	1,134,000	997,653
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(2)	2,888,000	2,852,068
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(2)	237,000	234,176
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(2)	1,083,000	958,595
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(2)	4,773,000	4,252,886
SLM Corp., 3.125%, 11/2/26	5,047,000	4,691,994
		19,977,680
Containers and Packaging — 0.2%
Sonoco Products Co., 2.25%, 2/1/27	5,115,000	4,851,459
WRKCo, Inc., 3.00%, 9/15/24	2,374,000	2,354,054
		7,205,513
Diversified Consumer Services — 0.2%
Duke University, 3.30%, 10/1/46	3,000,000	2,929,949
Novant Health, Inc., 3.17%, 11/1/51	3,800,000	3,439,317
10

	Principal Amount	Value
Pepperdine University, 3.30%, 12/1/59	$3,740,000	$3,440,835
		9,810,101
Diversified Financial Services — 0.6%
Antares Holdings LP, 2.75%, 1/15/27(2)	2,968,000	2,613,473
Block Financial LLC, 3.875%, 8/15/30	5,229,000	5,144,322
Corebridge Financial, Inc., 3.85%, 4/5/29(2)(3)	2,500,000	2,497,000
Corebridge Financial, Inc., 4.35%, 4/5/42(2)(3)	1,155,000	1,155,577
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	8,116,000	8,732,329
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	9,000,000	8,091,236
		28,233,937
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 4.35%, 3/1/29	9,660,000	10,233,303
AT&T, Inc., 5.25%, 3/1/37	8,934,000	10,184,722
AT&T, Inc., 4.90%, 8/15/37	4,005,000	4,422,590
AT&T, Inc., 5.15%, 3/15/42	5,265,000	5,936,475
AT&T, Inc., 4.80%, 6/15/44	1,061,000	1,131,985
AT&T, Inc., 4.55%, 3/9/49	4,320,000	4,537,202
Ooredoo International Finance Ltd., 3.25%, 2/21/23	930,000	936,428
Ooredoo International Finance Ltd., 2.625%, 4/8/31(2)	2,500,000	2,350,667
Telefonica Emisiones SA, 4.90%, 3/6/48	7,525,000	7,810,685
Verizon Communications, Inc., 4.33%, 9/21/28	3,543,000	3,743,069
Verizon Communications, Inc., 1.75%, 1/20/31	4,025,000	3,514,867
Verizon Communications, Inc., 3.40%, 3/22/41	2,754,000	2,589,023
		57,391,016
Electric Utilities — 1.5%
AEP Texas, Inc., 2.10%, 7/1/30	5,290,000	4,719,833
Alfa Desarrollo SpA, 4.55%, 9/27/51(2)	2,393,530	2,081,054
Baltimore Gas and Electric Co., 2.25%, 6/15/31	2,800,000	2,552,520
Commonwealth Edison Co., 3.20%, 11/15/49	3,215,000	2,968,245
Duke Energy Carolinas LLC, 2.55%, 4/15/31	1,823,000	1,712,811
Duke Energy Corp., 2.55%, 6/15/31	2,170,000	1,987,399
Duke Energy Florida LLC, 1.75%, 6/15/30	3,325,000	2,963,932
Duke Energy Florida LLC, 3.85%, 11/15/42	1,740,000	1,723,259
Duke Energy Progress LLC, 2.00%, 8/15/31	5,290,000	4,739,537
Duke Energy Progress LLC, 4.15%, 12/1/44	4,040,000	4,176,872
Entergy Arkansas LLC, 2.65%, 6/15/51	2,260,000	1,851,866
Exelon Corp., 4.45%, 4/15/46	1,840,000	1,929,436
Exelon Corp., 4.10%, 3/15/52(2)	820,000	835,314
Florida Power & Light Co., 2.45%, 2/3/32	2,639,000	2,485,614
Florida Power & Light Co., 4.125%, 2/1/42	2,268,000	2,397,216
Indiana Michigan Power Co., 3.25%, 5/1/51	1,822,000	1,633,277
MidAmerican Energy Co., 4.40%, 10/15/44	3,585,000	3,862,825
Northern States Power Co., 3.20%, 4/1/52	2,950,000	2,789,909
Pacific Gas and Electric Co., 4.20%, 6/1/41	1,890,000	1,647,210
PacifiCorp, 3.30%, 3/15/51	2,820,000	2,598,035
Public Service Co. of Colorado, 1.875%, 6/15/31	3,844,000	3,421,160
Public Service Electric and Gas Co., 3.10%, 3/15/32	2,513,000	2,485,649
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	3,970,000	3,400,761
Union Electric Co., 3.90%, 4/1/52(3)	2,548,000	2,639,380
Xcel Energy, Inc., 3.40%, 6/1/30	3,380,000	3,378,581
		66,981,695
11

	Principal Amount	Value
Energy Equipment and Services — 0.1%
Halliburton Co., 2.92%, 3/1/30	$3,800,000	$3,678,053
Entertainment — 0.5%
Magallanes, Inc., 3.76%, 3/15/27(2)	2,721,000	2,720,586
Magallanes, Inc., 5.05%, 3/15/42(2)	1,715,000	1,752,908
Magallanes, Inc., 5.14%, 3/15/52(2)	3,756,000	3,851,668
Netflix, Inc., 3.625%, 6/15/25(2)	999,000	1,005,553
Netflix, Inc., 4.875%, 4/15/28	8,754,000	9,194,326
Netflix, Inc., 5.875%, 11/15/28	2,045,000	2,259,316
Walt Disney Co., 4.70%, 3/23/50	2,365,000	2,755,082
		23,539,439
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp., 3.95%, 3/15/29	860,000	862,186
American Tower Corp., 4.05%, 3/15/32(3)	1,912,000	1,918,829
Broadstone Net Lease LLC, 2.60%, 9/15/31	2,539,000	2,265,216
Corporate Office Properties LP, 2.00%, 1/15/29	5,047,000	4,447,703
EPR Properties, 4.75%, 12/15/26	3,299,000	3,304,854
EPR Properties, 4.95%, 4/15/28	6,459,000	6,470,173
EPR Properties, 3.60%, 11/15/31	1,984,000	1,802,126
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	4,620,000	4,832,676
LXP Industrial Trust, 2.375%, 10/1/31	6,920,000	6,150,169
National Health Investors, Inc., 3.00%, 2/1/31	8,294,000	7,229,104
National Retail Properties, Inc., 4.80%, 10/15/48	2,970,000	3,210,948
Office Properties Income Trust, 2.40%, 2/1/27	4,192,000	3,735,122
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	2,612,000	2,311,645
Piedmont Operating Partnership LP, 2.75%, 4/1/32	4,510,000	4,026,581
Rexford Industrial Realty LP, 2.15%, 9/1/31	5,229,000	4,547,647
Sabra Health Care LP, 3.20%, 12/1/31	4,503,000	4,026,064
STORE Capital Corp., 4.625%, 3/15/29	1,962,000	2,039,666
STORE Capital Corp., 2.70%, 12/1/31	8,085,000	7,175,357
Tanger Properties LP, 2.75%, 9/1/31	10,264,000	8,920,283
		79,276,349
Food and Staples Retailing — 0.2%
Sysco Corp., 5.95%, 4/1/30	5,832,000	6,773,445
Food Products — 0.3%
JDE Peet's NV, 2.25%, 9/24/31(2)	5,728,000	4,989,335
Kraft Heinz Foods Co., 5.00%, 6/4/42	4,441,000	4,748,983
Mondelez International, Inc., 2.75%, 4/13/30	2,388,000	2,287,689
		12,026,007
Gas Utilities — 0.1%
Infraestructura Energetica Nova SAB de CV, 4.75%, 1/15/51(2)	6,200,000	5,394,589
Health Care Equipment and Supplies — 0.5%
Baxter International, Inc., 1.92%, 2/1/27(2)	5,940,000	5,560,544
Baxter International, Inc., 2.54%, 2/1/32(2)	7,995,000	7,309,468
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	9,940,000	9,542,556
		22,412,568
Health Care Providers and Services — 1.2%
Centene Corp., 2.45%, 7/15/28	6,600,000	6,039,165
Centene Corp., 4.625%, 12/15/29	2,860,000	2,888,142
Centene Corp., 3.375%, 2/15/30	4,465,000	4,209,155
CVS Health Corp., 1.75%, 8/21/30	3,320,000	2,913,858
12

	Principal Amount	Value
CVS Health Corp., 4.78%, 3/25/38	$2,030,000	$2,223,791
Duke University Health System, Inc., 3.92%, 6/1/47	1,825,000	1,906,779
HCA, Inc., 2.375%, 7/15/31	2,685,000	2,404,057
HCA, Inc., 3.50%, 7/15/51	3,920,000	3,412,534
Humana, Inc., 2.15%, 2/3/32	13,472,000	11,827,257
Kaiser Foundation Hospitals, 3.00%, 6/1/51	3,135,000	2,775,444
Roche Holdings, Inc., 2.61%, 12/13/51(2)	4,700,000	4,080,421
Universal Health Services, Inc., 1.65%, 9/1/26(2)	5,107,000	4,692,406
Universal Health Services, Inc., 2.65%, 10/15/30(2)	4,360,000	3,964,489
		53,337,498
Hotels, Restaurants and Leisure — 0.1%
Marriott International, Inc., 3.50%, 10/15/32	4,421,000	4,216,323
Household Durables — 0.2%
D.R. Horton, Inc., 2.50%, 10/15/24	3,490,000	3,444,283
Safehold Operating Partnership LP, 2.85%, 1/15/32	5,310,000	4,691,207
		8,135,490
Insurance — 1.0%
Alleghany Corp., 3.25%, 8/15/51	1,496,000	1,302,842
American International Group, Inc., 6.25%, 5/1/36	3,320,000	4,116,697
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	3,292,000	2,854,281
Athene Global Funding, 1.99%, 8/19/28(2)	3,859,000	3,395,954
Brighthouse Financial Global Funding, 2.00%, 6/28/28(2)	2,691,000	2,399,590
GA Global Funding Trust, 2.90%, 1/6/32(2)	3,550,000	3,232,409
Global Atlantic Fin Co., 3.125%, 6/15/31(2)	2,868,000	2,570,814
Guardian Life Global Funding, 1.625%, 9/16/28(2)	5,677,000	4,990,151
Hill City Funding Trust, 4.05%, 8/15/41(2)	8,600,000	7,232,097
Protective Life Global Funding, 3.22%, 3/28/25(2)	1,253,000	1,251,787
Prudential Financial, Inc., VRN, 5.125%, 3/1/52	3,161,000	3,199,406
RGA Global Funding, 2.70%, 1/18/29(2)	4,910,000	4,626,026
SBL Holdings, Inc., 5.125%, 11/13/26(2)	3,840,000	3,884,644
		45,056,698
IT Services — 0.1%
Fiserv, Inc., 2.65%, 6/1/30	4,475,000	4,136,697
Life Sciences Tools and Services — 0.2%
Danaher Corp., 2.80%, 12/10/51	3,705,000	3,157,703
Illumina, Inc., 2.55%, 3/23/31	6,480,000	5,900,180
		9,057,883
Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	2,640,000	2,200,757
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	5,595,000	5,567,551
Comcast Corp., 3.75%, 4/1/40	4,850,000	4,900,468
Discovery Communications LLC, 4.65%, 5/15/50	3,020,000	2,940,104
Omnicom Group, Inc., 2.60%, 8/1/31	3,690,000	3,417,598
Paramount Global, 4.20%, 6/1/29	3,300,000	3,342,005
Paramount Global, 4.375%, 3/15/43	2,870,000	2,739,064
Time Warner Cable LLC, 4.50%, 9/15/42	7,215,000	6,691,122
		31,798,669
Metals and Mining — 0.5%
Glencore Funding LLC, 2.625%, 9/23/31(2)	5,410,000	4,848,619
Minera Mexico SA de CV, 4.50%, 1/26/50(2)	8,400,000	7,885,794
Nucor Corp., 3.125%, 4/1/32	1,750,000	1,693,618
13

	Principal Amount	Value
Steel Dynamics, Inc., 3.45%, 4/15/30	$2,105,000	$2,076,689
Teck Resources Ltd., 6.25%, 7/15/41	4,140,000	4,961,844
		21,466,564
Multi-Utilities — 0.7%
Abu Dhabi National Energy Co. PJSC, 2.00%, 4/29/28(2)	3,120,000	2,915,390
Ameren Corp., 3.50%, 1/15/31	5,618,000	5,550,293
CenterPoint Energy, Inc., 4.25%, 11/1/28	1,434,000	1,477,808
CenterPoint Energy, Inc., 2.65%, 6/1/31	3,467,000	3,203,292
Dominion Energy, Inc., 4.90%, 8/1/41	3,620,000	3,927,238
NiSource, Inc., 5.65%, 2/1/45	3,515,000	3,997,698
Sempra Energy, 3.25%, 6/15/27	3,040,000	3,001,738
WEC Energy Group, Inc., 1.375%, 10/15/27	5,720,000	5,155,279
		29,228,736
Multiline Retail — 0.2%
Dollar Tree, Inc., 2.65%, 12/1/31	5,590,000	5,117,881
Target Corp., 2.95%, 1/15/52	3,746,000	3,451,995
		8,569,876
Oil, Gas and Consumable Fuels — 1.9%
Aker BP ASA, 3.75%, 1/15/30(2)	5,420,000	5,311,146
Aker BP ASA, 4.00%, 1/15/31(2)	1,310,000	1,307,163
BP Capital Markets America, Inc., 3.06%, 6/17/41	3,030,000	2,725,941
Cenovus Energy, Inc., 2.65%, 1/15/32	3,420,000	3,103,383
Continental Resources, Inc., 2.27%, 11/15/26(2)	3,390,000	3,169,650
Continental Resources, Inc., 2.875%, 4/1/32(2)	2,355,000	2,103,722
Diamondback Energy, Inc., 3.50%, 12/1/29	4,220,000	4,185,022
Diamondback Energy, Inc., 4.25%, 3/15/52	768,000	761,004
Enbridge, Inc., 3.40%, 8/1/51	1,380,000	1,228,142
Energy Transfer LP, 4.25%, 3/15/23	4,430,000	4,479,943
Energy Transfer LP, 3.75%, 5/15/30	6,980,000	6,876,602
Energy Transfer LP, 4.90%, 3/15/35	3,300,000	3,347,592
Enterprise Products Operating LLC, 4.85%, 3/15/44	5,120,000	5,443,579
Enterprise Products Operating LLC, 3.30%, 2/15/53	2,632,000	2,254,371
Equinor ASA, 3.25%, 11/18/49	1,460,000	1,381,509
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(2)	3,439,135	3,114,803
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	3,058,000	3,622,675
MPLX LP, 4.95%, 3/14/52	3,630,000	3,788,956
Petroleos Mexicanos, 3.50%, 1/30/23	1,550,000	1,552,139
Petroleos Mexicanos, 4.625%, 9/21/23	1,800,000	1,823,202
Petroleos Mexicanos, 6.50%, 3/13/27	1,575,000	1,602,137
Petroleos Mexicanos, 6.625%, 6/15/35	1,050,000	943,005
SA Global Sukuk Ltd., 2.69%, 6/17/31(2)	8,750,000	8,300,302
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	7,650,000	8,093,318
Saudi Arabian Oil Co., 1.625%, 11/24/25(2)	2,000,000	1,900,308
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	2,250,000	2,197,493
		84,617,107
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.10%, 4/30/27(2)	4,870,000	4,603,448
Personal Products†
GSK Consumer Healthcare Capital PLC, 4.00%, 3/24/52(2)	1,955,000	1,961,798
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	4,742,000	4,645,087
Bristol-Myers Squibb Co., 2.55%, 11/13/50	3,803,000	3,167,300
14

	Principal Amount	Value
Merck & Co., Inc., 1.70%, 6/10/27	$3,715,000	$3,521,592
Royalty Pharma PLC, 2.20%, 9/2/30	2,650,000	2,320,885
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	9,900,000	9,838,207
Viatris, Inc., 4.00%, 6/22/50	1,578,000	1,330,877
		24,823,948
Real Estate Management and Development — 0.1%
Essential Properties LP, 2.95%, 7/15/31	3,626,000	3,179,660
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(2)	2,271,000	2,080,967
		5,260,627
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	2,140,000	2,274,074
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	2,300,000	2,185,881
CSX Corp., 3.25%, 6/1/27	1,808,000	1,822,926
DAE Funding LLC, 1.55%, 8/1/24(2)	3,594,000	3,397,538
DAE Funding LLC, 3.375%, 3/20/28(2)	7,137,000	6,708,780
Union Pacific Corp., 3.55%, 8/15/39	5,460,000	5,401,263
		21,790,462
Semiconductors and Semiconductor Equipment — 0.7%
Broadcom, Inc., 4.00%, 4/15/29(2)(3)	2,100,000	2,102,520
Broadcom, Inc., 4.75%, 4/15/29	3,327,000	3,501,810
Intel Corp., 2.80%, 8/12/41	6,345,000	5,624,080
Microchip Technology, Inc., 4.25%, 9/1/25	10,455,000	10,589,730
Qorvo, Inc., 4.375%, 10/15/29	5,313,000	5,324,689
Qorvo, Inc., 3.375%, 4/1/31(2)	3,745,000	3,411,414
		30,554,243
Software — 0.1%
Oracle Corp., 3.60%, 4/1/40	4,220,000	3,669,569
Workday, Inc., 3.70%, 4/1/29(3)	1,557,000	1,561,880
		5,231,449
Specialty Retail — 0.7%
AutoNation, Inc., 1.95%, 8/1/28	2,808,000	2,518,871
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	5,655,000	5,190,952
Home Depot, Inc., 3.90%, 6/15/47	3,450,000	3,608,833
Home Depot, Inc., 2.375%, 3/15/51	3,372,000	2,712,787
Lowe's Cos., Inc., 2.625%, 4/1/31	7,970,000	7,480,604
Lowe's Cos., Inc., 4.25%, 4/1/52	7,750,000	8,028,463
		29,540,510
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc., 2.65%, 2/8/51	6,910,000	5,979,897
Dell International LLC / EMC Corp., 5.30%, 10/1/29	2,055,000	2,241,937
Dell International LLC / EMC Corp., 8.10%, 7/15/36	2,701,000	3,560,755
Dell International LLC / EMC Corp., 3.375%, 12/15/41(2)	2,130,000	1,794,141
HP, Inc., 4.00%, 4/15/29	1,925,000	1,919,564
HP, Inc., 4.20%, 4/15/32	1,800,000	1,796,010
		17,292,304
Thrifts and Mortgage Finance — 0.1%
Nationwide Building Society, VRN, 4.125%, 10/18/32(2)	6,690,000	6,595,004
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(2)	4,430,000	4,516,649
BOC Aviation Ltd., 1.75%, 1/21/26	3,100,000	2,880,109
		7,396,758
15

	Principal Amount	Value
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	$4,310,000	$4,071,314
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 4.75%, 2/1/28	9,406,000	9,569,665
T-Mobile USA, Inc., 3.50%, 4/15/31	4,319,000	4,070,830
T-Mobile USA, Inc., 3.40%, 10/15/52(2)	1,795,000	1,533,056
Vodafone Group PLC, VRN, 4.125%, 6/4/81	5,415,000	4,928,841
		20,102,392
TOTAL CORPORATE BONDS (Cost $1,360,377,101)		1,261,653,239
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.3%
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	231,644	242,721
FHLMC, VRN, 2.14%, (12-month LIBOR plus 1.87%), 7/1/36	666,422	695,761
FHLMC, VRN, 2.20%, (1-year H15T1Y plus 2.14%), 10/1/36	563,057	594,412
FHLMC, VRN, 2.36%, (1-year H15T1Y plus 2.26%), 4/1/37	515,534	540,352
FHLMC, VRN, 2.11%, (12-month LIBOR plus 1.86%), 7/1/41	397,142	414,988
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 12/1/42	243,317	250,071
FHLMC, VRN, 2.88%, (12-month LIBOR plus 1.63%), 1/1/44	946,806	963,041
FHLMC, VRN, 2.65%, (12-month LIBOR plus 1.60%), 6/1/45	598,240	619,309
FHLMC, VRN, 1.88%, (12-month LIBOR plus 1.63%), 8/1/46	891,512	919,459
FHLMC, VRN, 3.10%, (12-month LIBOR plus 1.64%), 9/1/47	543,815	552,237
FNMA, VRN, 1.73%, (6-month LIBOR plus 1.57%), 6/1/35	416,948	433,041
FNMA, VRN, 1.74%, (6-month LIBOR plus 1.57%), 6/1/35	760,755	790,139
FNMA, VRN, 1.75%, (6-month LIBOR plus 1.57%), 6/1/35	249,435	259,074
FNMA, VRN, 1.76%, (6-month LIBOR plus 1.57%), 6/1/35	80,437	83,477
FNMA, VRN, 1.78%, (6-month LIBOR plus 1.54%), 9/1/35	475,098	492,283
FNMA, VRN, 2.22%, (1-year H15T1Y plus 2.16%), 3/1/38	582,863	614,367
FNMA, VRN, 2.68%, (12-month LIBOR plus 1.61%), 4/1/46	1,195,164	1,231,649
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	1,321,272	1,331,063
FNMA, VRN, 3.12%, (12-month LIBOR plus 1.61%), 4/1/47	903,442	911,142
FNMA, VRN, 2.81%, (12-month LIBOR plus 1.62%), 5/1/47	1,033,018	1,056,231
FNMA, VRN, 3.24%, (12-month LIBOR plus 1.62%), 5/1/47	275,354	281,237
		13,276,054
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 10.6%
FHLMC, 6.00%, 2/1/38	87,255	97,560
FHLMC, 3.00%, 7/1/51	15,910,202	15,631,825
FHLMC, 3.00%, 7/1/51	15,948,955	15,634,080
FHLMC, 2.50%, 8/1/51	29,083,065	27,794,893
FHLMC, 2.50%, 10/1/51	12,828,550	12,317,380
FHLMC, 3.00%, 12/1/51	15,899,309	15,575,842
FNMA, 6.00%, 12/1/33	218,554	241,997
FNMA, 3.50%, 3/1/34	706,976	726,132
FNMA, 6.00%, 9/1/37	125,453	140,067
FNMA, 6.00%, 11/1/37	46,198	51,604
FNMA, 4.50%, 4/1/39	140,306	149,396
FNMA, 4.50%, 5/1/39	402,333	428,402
FNMA, 6.50%, 5/1/39	54,307	59,970
FNMA, 4.50%, 9/1/39	1,030,136	1,093,965
FNMA, 4.50%, 10/1/39	717,023	763,456
FNMA, 4.50%, 11/1/40	654,478	694,803
FNMA, 3.50%, 12/1/40	103,560	105,649
16

	Principal Amount	Value
FNMA, 4.00%, 8/1/41	$1,027,247	$1,075,369
FNMA, 4.50%, 9/1/41	528,607	561,400
FNMA, 3.50%, 10/1/41	663,387	676,777
FNMA, 3.50%, 12/1/41	3,068,222	3,125,500
FNMA, 4.00%, 12/1/41	1,710,606	1,790,468
FNMA, 3.50%, 2/1/42	2,123,820	2,167,113
FNMA, 3.50%, 5/1/42	865,393	882,916
FNMA, 3.50%, 6/1/42	875,195	893,034
FNMA, 3.50%, 8/1/42	4,030,889	4,113,038
FNMA, 3.50%, 9/1/42	1,179,048	1,202,945
FNMA, 4.00%, 11/1/45	1,599,188	1,660,540
FNMA, 4.00%, 11/1/45	368,786	382,917
FNMA, 4.00%, 2/1/46	2,320,936	2,421,357
FNMA, 4.00%, 4/1/46	4,160,617	4,313,196
FNMA, 3.00%, 5/1/50	4,412,419	4,369,693
FNMA, 3.00%, 6/1/51	2,146,097	2,119,222
FNMA, 3.00%, 10/1/51	36,755,795	36,006,341
FNMA, 2.50%, 1/1/52	4,442,727	4,245,946
FNMA, 3.00%, 2/1/52	15,884,379	15,590,985
FNMA, 3.00%, 2/1/52	36,730,273	35,986,904
FNMA, 4.00%, 6/1/57	481,767	506,965
FNMA, 4.00%, 11/1/59	483,694	508,377
GNMA, 4.00%, TBA	42,600,000	43,452,000
GNMA, 7.00%, 11/15/22	11	11
GNMA, 7.00%, 4/20/26	83	88
GNMA, 7.50%, 8/15/26	182	194
GNMA, 8.00%, 8/15/26	75	80
GNMA, 8.00%, 6/15/27	274	275
GNMA, 7.00%, 2/15/28	30	30
GNMA, 6.50%, 3/15/28	368	393
GNMA, 6.50%, 5/15/28	1,235	1,321
GNMA, 7.00%, 5/15/31	1,156	1,268
GNMA, 6.00%, 7/15/33	325,666	362,978
GNMA, 4.50%, 8/15/33	292,164	313,905
GNMA, 5.50%, 1/15/39	446,613	499,354
GNMA, 6.00%, 1/20/39	14,300	15,878
GNMA, 6.00%, 2/20/39	92,239	102,483
GNMA, 4.50%, 6/15/39	764,735	825,425
GNMA, 5.00%, 9/15/39	22,906	25,205
GNMA, 5.50%, 9/15/39	33,973	37,741
GNMA, 5.00%, 10/15/39	357,117	392,958
GNMA, 4.50%, 1/15/40	318,796	343,562
GNMA, 4.00%, 11/20/40	902,627	948,922
GNMA, 4.00%, 12/15/40	376,111	393,073
GNMA, 4.50%, 6/15/41	282,287	306,817
GNMA, 3.50%, 4/20/42	2,029,770	2,084,696
GNMA, 3.50%, 6/20/42	4,465,684	4,586,617
GNMA, 3.50%, 3/20/43	288,167	295,955
GNMA, 3.50%, 4/20/43	1,779,089	1,827,217
GNMA, 3.50%, 3/15/46	1,151,752	1,186,239
GNMA, 3.50%, 2/20/51	2,864,751	2,888,479
GNMA, 3.50%, 6/20/51	16,386,550	16,515,435
17

	Principal Amount	Value
GNMA, 2.50%, 9/20/51	$17,382,481	$16,887,412
UMBS, 3.50%, TBA	95,275,000	95,468,527
UMBS, 4.00%, TBA	63,951,000	65,289,974
		471,162,536
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $495,599,672)		484,438,590
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.4%
Private Sponsor Collateralized Mortgage Obligations — 6.0%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.50%, 3/25/35	770,737	780,280
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	411,681	411,401
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.76%, 6/25/34	587,766	593,241
Bellemeade Re Ltd., Series 2019-1A, Class M1B, VRN, 2.21%, (1-month LIBOR plus 1.75%), 3/25/29(2)	1,226,756	1,227,461
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 2.96%, (1-month LIBOR plus 2.50%), 7/25/29(2)	8,980,000	8,911,817
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.41%, (1-month LIBOR plus 1.95%), 7/25/29(2)	4,060,000	4,039,683
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 4.46%, (1-month LIBOR plus 4.00%), 8/26/30(2)	4,045,256	4,065,515
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 1.30%, (30-day average SOFR plus 1.20%), 2/25/50(2)	4,627,933	4,559,066
CHNGE Mortgage Trust, Series 2022-1 Class A1 SEQ, VRN, 3.01%, 1/25/67(2)	9,369,702	9,151,025
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	1,248,556	1,267,970
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,630	2,503
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(2)	2,305,387	2,240,168
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2 SEQ, VRN, 1.38%, 2/25/66(2)	4,453,147	4,306,310
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1 SEQ, VRN, 2.00%, 1/25/60(2)	5,279,359	5,137,464
Credit Suisse Mortgage Trust, Series 2022-NQM2, Class A3, VRN, 4.00%, 2/25/67	6,500,000	6,322,644
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(2)	3,866,859	3,676,674
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 2.80%, (30-day average SOFR plus 2.70%), 10/25/33(2)	6,150,000	6,185,827
Farm Mortgage Trust, Series 2021-1, Class A, VRN, 2.18%, 1/25/51(2)	7,196,069	6,687,779
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.37%, 10/25/34	568,699	585,132
GCAT Trust, Series 2021-CM2, Class A1 SEQ, VRN, 2.35%, 8/25/66(2)	17,625,233	17,192,292
GCAT Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.15%, 1/25/66(2)	4,068,802	3,917,925
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.17%, 6/25/34	234,417	229,354
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.40%, 5/25/34	452,081	443,273
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/25/35	404,365	414,995
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.71%, (1-month LIBOR plus 3.25%), 10/25/30(2)	3,809,652	3,812,963
Home RE Ltd., Series 2021-1, Class M1B, VRN, 2.01%, (1-month LIBOR plus 1.55%), 7/25/33(2)	4,300,000	4,273,989
18

	Principal Amount	Value
Imperial Fund Mortgage Trust, Series 2021-NQM4, Class A1, VRN, 2.09%, 1/25/57(2)	$6,348,110	$6,011,357
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.46%, 1/25/47(2)	169,075	165,202
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(2)	2,638,466	2,615,590
JP Morgan Mortgage Trust, Series 2020-3, Class B1A, VRN, 3.02%, 8/25/50(2)	9,969,759	9,373,948
JP Morgan Mortgage Trust, Series 2021-12, Class A4 SEQ, VRN, 2.50%, 2/25/52(2)	12,150,071	11,703,656
JP Morgan Mortgage Trust, Series 2021-13, Class A3, VRN, 2.50%, 4/25/52(2)	13,260,156	12,295,431
JP Morgan Mortgage Trust, Series 2022-LTV1, Class A3, VRN, 3.52%, 7/25/52	6,960,708	6,640,478
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	579,728	578,731
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	967,712	947,448
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.81%, 2/25/35	492,996	493,432
MFA Trust, Series 2021-NQM1, Class A1, VRN, 1.15%, 4/25/65(2)	3,254,975	3,204,320
MFA Trust, Series 2021-NQM1, Class A3, VRN, 1.64%, 4/25/65(2)	2,324,982	2,289,565
MFA Trust, Series 2021-INV2, Class A3 SEQ, VRN, 2.26%, 11/25/56(2)	9,337,323	8,845,506
Newrez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 1.21%, (1-month LIBOR plus 0.75%), 5/25/55(2)	9,000,000	8,955,162
Oceanview Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 10/25/51(2)	11,711,367	11,220,548
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(2)	10,807,616	9,906,390
PSMC Trust, Series 2021-2, Class A3 SEQ, VRN, 2.50%, 5/25/51(2)	4,373,030	4,204,824
PSMC Trust, Series 2021-3, Class A3 SEQ, VRN, 2.50%, 8/25/51(2)	12,859,944	12,343,438
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.80%, (30-day average SOFR plus 1.70%), 12/27/33(2)	10,000,000	9,826,742
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(2)	4,324,821	4,165,600
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(2)	560,592	553,136
Starwood Mortgage Residential Trust, Series 2020-2, Class A2 SEQ, VRN, 3.97%, 4/25/60(2)	3,000,000	3,005,581
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	5,438,000	5,456,916
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	213,359	216,528
Verus Securitization Trust, Series 2021-7, Class A1, VRN, 1.83%, 10/25/66(2)	6,698,143	6,356,151
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(2)	3,687,357	3,618,597
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(2)	4,350,841	4,258,534
Verus Securitization Trust, Series 2022-3, Class A1, 4.13%, 2/25/67	9,100,000	9,076,095
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	32,232	31,929
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, VRN, 2.50%, 6/25/51(2)	9,912,576	9,547,638
		268,345,224
U.S. Government Agency Collateralized Mortgage Obligations — 1.4%
FHLMC, Series 2014-DN3, Class M3, VRN, 4.46%, (1-month LIBOR plus 4.00%), 8/25/24	1,127,276	1,144,836
19

	Principal Amount	Value
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.71%, (1-month LIBOR plus 3.25%), 5/25/25	$576,065	$576,373
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.91%, (1-month LIBOR plus 2.45%), 3/25/49(2)	4,357,195	4,366,803
FHLMC, Series 2019-HRP1, Class M2, VRN, 1.86%, (1-month LIBOR plus 1.40%), 2/25/49(2)	715,499	706,150
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.90%, (30-day average SOFR plus 2.80%), 10/25/50(2)	4,326,213	4,336,630
FHLMC, Series 2020-HQA3, Class M2, VRN, 4.06%, (1-month LIBOR plus 3.60%), 7/25/50(2)	64,783	64,874
FHLMC, Series 2021-DNA6, Class M2, VRN, 1.60%, (30-day average SOFR plus 1.50%), 10/25/41(2)	20,005,000	19,049,473
FHLMC, Series 3397, Class GF, VRN, 0.90%, (1-month LIBOR plus 0.50%), 12/15/37	817,236	823,044
FHLMC, Series 5123, Class HI, IO, 5.00%, 1/25/42	4,674,289	823,326
FHLMC, Series 5146, Class DI, IO, 5.50%, 7/25/39	919,085	171,561
FNMA, Series 2013-C01, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.25%), 10/25/23	5,280,933	5,446,998
FNMA, Series 2014-C01, Class M2, VRN, 4.86%, (1-month LIBOR plus 4.40%), 1/25/24	4,143,717	4,288,412
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	1,401,337	1,400,534
FNMA, Series 2014-C04, Class 1M2, VRN, 5.36%, (1-month LIBOR plus 4.90%), 11/25/24	2,307,504	2,377,978
FNMA, Series 2015-C04, Class 1M2, VRN, 6.16%, (1-month LIBOR plus 5.70%), 4/25/28	4,693,115	5,024,880
FNMA, Series 2015-C04, Class 2M2, VRN, 6.01%, (1-month LIBOR plus 5.55%), 4/25/28	10,481,073	10,894,167
FNMA, Series 2016-C01, Class 1M2, VRN, 7.21%, (1-month LIBOR plus 6.75%), 8/25/28	125,835	134,715
FNMA, Series 2017-C03, Class 1M2C, VRN, 3.46%, (1-month LIBOR plus 3.00%), 10/25/29	1,200,000	1,230,857
		62,861,611
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $341,916,701)		331,206,835
ASSET-BACKED SECURITIES — 6.3%
Aaset Trust, Series 2021-2A, Class A SEQ, 2.80%, 1/15/47(2)	18,142,756	16,735,143
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	7,554,000	6,963,974
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II SEQ, 4.72%, 6/5/49(2)	7,697,250	7,700,978
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(2)	9,759,821	8,937,172
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(2)	8,726,705	7,716,913
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(2)	2,601,133	2,412,023
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37	18,185,171	17,105,219
DI Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.72%, 9/15/51(2)	22,425,000	21,280,392
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(2)	4,000,000	3,737,863
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	12,800,000	11,736,925
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(2)	11,250,000	10,234,686
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(2)	12,800,000	11,560,536
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(2)	20,940,000	19,867,767
Global SC Finance VII Srl, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(2)	7,497,995	7,011,016
20

	Principal Amount	Value
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	$3,427,996	$3,405,046
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	7,850,637	7,395,865
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(2)	5,834,805	5,484,458
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A SEQ, 2.64%, 10/15/46(2)	13,770,037	12,642,895
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(2)	16,400,732	15,201,761
Navigator Aircraft ABS Ltd., Series 2021-1, Class A SEQ, 2.77%, 11/15/46(2)	14,002,084	12,926,701
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1 SEQ, 1.91%, 10/20/61(2)	18,875,000	17,619,864
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)	22,675,000	21,420,689
Progress Residential Trust, Series 2020-SFR1, Class D, 2.38%, 4/17/37(2)	3,000,000	2,812,501
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(2)	6,700,000	6,122,308
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)	5,600,000	4,954,468
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	4,037,127	3,885,297
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(2)	7,600,973	6,976,423
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(2)	6,084,750	5,291,860
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	1,286,361	1,272,740
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	695,418	695,995
TOTAL ASSET-BACKED SECURITIES (Cost $301,514,882)		281,109,478
COLLATERALIZED LOAN OBLIGATIONS — 5.6%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 2.17%, (3-month LIBOR plus 1.90%), 10/27/33(2)	7,075,000	7,081,022
Aimco CLO Ltd., Series 2019-10A, Class BR, VRN, 1.86%, (3-month LIBOR plus 1.60%), 7/22/32(2)	13,000,000	12,884,295
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 1.91%, (3-month LIBOR plus 1.65%), 4/22/31(2)	6,600,000	6,548,389
ARES LII CLO Ltd., Series 2019-52A, Class CR, VRN, 2.36%, (3-month LIBOR plus 2.10%), 4/22/31(2)	7,000,000	6,951,591
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 1/15/29(2)	10,300,000	10,184,509
Bain Capital Credit CLO Ltd., Series 2019-2A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 10/17/32(2)	5,300,000	5,245,742
BDS Ltd., Series 2021-FL7, Class C, VRN, 2.17%, (1-month LIBOR plus 1.70%), 6/16/36(2)	13,550,000	13,256,149
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.27%, (3-month LIBOR plus 1.02%), 4/20/31(2)	6,700,000	6,651,246
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 7/15/30(2)	4,800,000	4,765,351
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.66%, (3-month LIBOR plus 2.20%), 8/14/30(2)	8,425,000	8,372,737
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 1.85%, (3-month LIBOR plus 1.60%), 7/20/32(2)	6,250,000	6,195,684
Cedar Funding Ltd., Series 2019-10A, Class BR, VRN, 1.85%, (3-month LIBOR plus 1.60%), 10/20/32(2)	7,450,000	7,381,342
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 1.80%, (3-month LIBOR plus 1.56%), 7/23/33(2)	9,850,000	9,800,413
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 1.64%, (3-month LIBOR plus 1.40%), 11/22/33(2)	7,477,782	7,439,123
KKR CLO Ltd., Series 2018, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 7/18/30(2)	7,000,000	6,958,692
21

	Principal Amount	Value
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.40%, (3-month LIBOR plus 1.15%), 7/20/31(2)	$6,000,000	$5,965,956
KKR CLO Ltd., Series 2030A, Class BR, VRN, 1.84%, (3-month LIBOR plus 1.60%), 10/17/31(2)	13,875,000	13,766,620
KREF Ltd., Series 2021-FL2, Class B, VRN, 2.09%, (1-month LIBOR plus 1.65%), 2/15/39(2)	9,200,000	9,006,065
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(2)	5,275,000	5,248,659
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 1.89%, (3-month LIBOR plus 1.65%), 7/15/33(2)	11,750,000	11,678,192
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.88%, (1-month LIBOR plus 1.45%), 10/16/36(2)	12,805,000	12,467,952
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 1.75%, (3-month LIBOR plus 1.50%), 7/19/30(2)	9,850,000	9,760,406
Parallel Ltd., Series 2019-1A, Class BR, VRN, 2.05%, (3-month LIBOR plus 1.80%), 7/20/32(2)	9,900,000	9,828,094
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 2.35%, (3-month LIBOR plus 2.10%), 10/20/31(2)	9,450,000	9,278,403
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 1.95%, (3-month LIBOR plus 1.70%), 1/20/32(2)	11,075,000	10,987,564
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 1.91%, (3-month LIBOR plus 1.65%), 4/25/31(2)	12,275,000	12,184,247
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 1.81%, (3-month LIBOR plus 1.57%), 10/18/30(2)	13,450,000	13,349,090
THL Credit Wind River CLO Ltd., Series 2019-3A, Class BR, VRN, 1.89%, (3-month LIBOR plus 1.65%), 4/15/31(2)	6,575,000	6,517,663
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $251,952,413)		249,755,196
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.3%
BDS Ltd., Series 2021-FL8, Class C, VRN, 2.02%, (1-month LIBOR plus 1.55%), 1/18/36(2)	4,154,000	4,038,761
BDS Ltd., Series 2021-FL8, Class D, VRN, 2.37%, (1-month LIBOR plus 1.90%), 1/18/36(2)	5,100,000	4,879,708
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)	11,425,000	10,489,789
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(2)	13,000,000	11,709,445
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.80%, (1-month LIBOR plus 2.40%), 9/15/36(2)	15,200,000	14,707,704
BXMT Ltd., Series 2020-FL2, Class C, VRN, 1.81%, (30-day average SOFR plus 1.76%), 2/15/38(2)	8,471,000	8,305,269
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 2.52%, (1-month LIBOR plus 2.12%), 11/15/38(2)	17,694,000	17,177,664
OPG Trust, Series 2021-PORT, Class E, VRN, 1.93%, (1-month LIBOR plus 1.53%), 10/15/36(2)	17,049,000	16,195,957
PFP Ltd., Series 2019-5, Class B, VRN, 2.08%, (1-month LIBOR plus 1.65%), 4/14/36(2)	6,525,000	6,492,188
PFP Ltd., Series 2021-8, Class C, VRN, 2.23%, (1-month LIBOR plus 1.80%), 8/9/37(2)	9,954,000	9,780,153
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $109,340,027)		103,776,638
MUNICIPAL SECURITIES — 1.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	2,205,000	3,023,971
Bay Area Toll Authority Rev., 6.26%, 4/1/49	2,000,000	2,845,887
California State University Rev., 2.98%, 11/1/51	4,000,000	3,575,333
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,250,000	1,651,673
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	4,055,000	4,055,739
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	7,740,000	7,051,693
Houston GO, 3.96%, 3/1/47	1,090,000	1,162,319
22

	Principal Amount	Value
Los Angeles Community College District GO, 6.75%, 8/1/49	$1,530,000	$2,307,643
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,510,000	1,834,337
Los Angeles Unified School District GO, 5.75%, 7/1/34	2,250,000	2,668,078
Metropolitan Government of Nashville & Davidson County GO, 5.71%, 7/1/34	375,000	444,607
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,390,000	1,755,128
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	604,742
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	3,600,000	3,277,702
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	100,000	115,593
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	2,206,000	3,216,753
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	970,000	1,377,757
New York City GO, 5.97%, 3/1/36	500,000	616,790
New York City GO, 6.27%, 12/1/37	335,000	428,103
New York City Municipal Water Finance Authority Rev., 5.95%, 6/15/42	1,425,000	1,911,133
New York State Dormitory Authority Rev., 3.19%, 2/15/43	500,000	471,141
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	3,430,000	3,141,300
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	555,322
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	1,775,000	2,132,103
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	3,075,000	2,737,879
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	1,575,000	1,910,037
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	490,000	625,018
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	480,000	613,131
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	850,000	910,606
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,338,891
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	1,320,000	1,496,567
State of California GO, 4.60%, 4/1/38	2,165,000	2,369,762
State of California GO, 7.55%, 4/1/39	2,350,000	3,488,516
State of California GO, 7.30%, 10/1/39	1,735,000	2,444,461
State of California GO, 7.60%, 11/1/40	455,000	692,995
TOTAL MUNICIPAL SECURITIES (Cost $71,653,159)		68,852,710
U.S. GOVERNMENT AGENCY SECURITIES — 0.7%
FNMA, 0.75%, 10/8/27	21,000,000	19,126,495
FNMA, 6.625%, 11/15/30	6,500,000	8,524,755
Tennessee Valley Authority, 1.50%, 9/15/31	3,500,000	3,147,543
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $32,748,133)		30,798,793
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Chile — 0.1%
Chile Government International Bond, 3.10%, 5/7/41	3,400,000	2,999,684
Chile Government International Bond, 3.625%, 10/30/42	650,000	608,650
		3,608,334
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27	18,000	18,952
Panama†
Panama Government International Bond, 7.125%, 1/29/26	1,400,000	1,598,646
Panama Government International Bond, 6.70%, 1/26/36	200,000	247,013
		1,845,659
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50	3,515,000	4,476,106
23

	Principal Amount/Shares	Value
Philippines — 0.2%
Philippine Government International Bond, 5.50%, 3/30/26	$3,000,000	$3,287,623
Philippine Government International Bond, 6.375%, 10/23/34	4,130,000	5,226,172
		8,513,795
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	1,050,000	1,056,753
Republic of Poland Government International Bond, 4.00%, 1/22/24	230,000	236,321
		1,293,074
Uruguay — 0.1%
Uruguay Government International Bond, 4.375%, 10/27/27	820,000	871,258
Uruguay Government International Bond, 4.125%, 11/20/45	340,000	370,716
Uruguay Government International Bond, 5.10%, 6/18/50	2,400,000	2,836,452
		4,078,426
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $25,122,221)		23,834,346
BANK LOAN OBLIGATIONS(4) — 0.3%
Media — 0.2%
DirecTV Financing, LLC, Term Loan, 8/2/27(5)	6,656,350	6,658,890
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	5,974,850	5,924,452
TOTAL BANK LOAN OBLIGATIONS (Cost $12,654,336)		12,583,342
PREFERRED STOCKS†
Banks†
SVB Financial Group, 4.25% (Cost $1,544,000)	1,544,000	1,431,095
SHORT-TERM INVESTMENTS — 4.1%
Commercial Paper — 2.7%
Bennington Stark Capital Co. LLC, 0.36%, 4/6/22(2)(6)	$20,000,000	19,998,920
Chesham Finance Ltd. / Chesham Finance LLC, 0.33%, 4/1/22(2)(6)	15,000,000	14,999,873
Credit Agricole Corporate and Investment Bank, 0.32%, 4/1/22(2)(6)	25,000,000	24,999,781
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(2)(6)	60,000,000	59,999,468
		119,998,042
Discount Notes — 0.5%
Federal Home Loan Bank Discount Notes, 0.12%, 4/7/22(6)	20,000,000	19,999,467
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $3,860,653), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $3,784,266)		3,784,239
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $38,599,924), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $37,843,263)		37,843,000
		41,627,239
TOTAL SHORT-TERM INVESTMENTS (Cost $181,625,867)		181,624,748
TOTAL INVESTMENT SECURITIES — 104.6% (Cost $4,899,186,041)		4,667,400,874
OTHER ASSETS AND LIABILITIES — (4.6)%		(203,404,390)
TOTAL NET ASSETS — 100.0%		$4,463,996,484

24

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,289,083	HUF	472,359,823	UBS AG	6/15/22	$(119,247)
USD	1,886,590	MXN	40,784,684	Goldman Sachs & Co.	6/15/22	(137,911)
						$(257,158)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	834	June 2022	$176,742,845	$(1,054,481)
U.S. Treasury 5-Year Notes	88	June 2022	10,092,500	50,703
U.S. Treasury Long Bonds	311	June 2022	46,669,437	(615,342)
U.S. Treasury Ultra Bonds	120	June 2022	21,255,000	(63,921)
			$254,759,782	$(1,683,041)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	833	June 2022	$102,354,875	$(210,356)
U.S. Treasury 10-Year Ultra Notes	35	June 2022	4,741,406	21,369
			$107,096,281	$(188,987)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$87,700,000	$(4,713,824)	$(976,502)	$(5,690,326)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.77%	8/5/24	$25,500,000	$(706)	$3,006,434	$3,005,728
CPURNSA	Receive	2.34%	2/5/26	$30,000,000	509	3,266,846	3,267,355
CPURNSA	Receive	2.33%	2/8/26	$46,000,000	780	5,013,609	5,014,389
CPURNSA	Receive	2.30%	2/24/26	$48,000,000	793	5,264,792	5,265,585
					$1,376	$16,551,681	$16,553,057
25

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
MXN	-	Mexican Peso
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,747,607.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,275,617,548, which represented 28.6% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(6)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
26

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $4,899,186,041)	$4,667,400,874
Receivable for investments sold	263,306,134
Receivable for capital shares sold	21,737,615
Receivable for variation margin on futures contracts	103,844
Receivable for variation margin on swap agreements	134,584
Interest and dividends receivable	24,483,597
4,977,166,648

Liabilities
Disbursements in excess of demand deposit cash	6,019,593
Payable for investments purchased	506,631,037
Payable for variation margin on swap agreements	262,376
Unrealized depreciation on forward foreign currency exchange contracts	257,158
513,170,164

Net Assets	$4,463,996,484

G Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	426,140,572

Net Asset Value Per Share	$10.48

Net Assets Consist of:
Capital paid in	$4,758,570,844
Distributable earnings	(294,574,360)
$4,463,996,484

See Notes to Financial Statements.
27

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$89,769,239
Dividends	2,283,731
92,052,970

Expenses:
Management fees	16,503,047
Trustees' fees and expenses	309,244
Other expenses	12,227
16,824,518
Fees waived	(16,503,047)
321,471

Net investment income (loss)	91,731,499

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(58,572,900)
Forward foreign currency exchange contract transactions	175,837
Futures contract transactions	2,705,559
Swap agreement transactions	901,751
(54,789,753)

Change in net unrealized appreciation (depreciation) on:
Investments	(197,412,513)
Forward foreign currency exchange contracts	(249,700)
Futures contracts	(1,686,090)
Swap agreements	12,886,550
(186,461,753)

Net realized and unrealized gain (loss)	(241,251,506)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(149,520,007)

See Notes to Financial Statements.
28

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$91,731,499	$57,039,963
Net realized gain (loss)	(54,789,753)	46,480,876
Change in net unrealized appreciation (depreciation)	(186,461,753)	(91,131,436)
Net increase (decrease) in net assets resulting from operations	(149,520,007)	12,389,403

Distributions to Shareholders
From earnings	(115,346,113)	(123,829,674)

Capital Share Transactions
Proceeds from shares sold	792,451,642	3,098,949,719
Proceeds from reinvestment of distributions	115,346,113	123,828,062
Payments for shares redeemed	(953,880,021)	(384,004,380)
Net increase (decrease) in net assets from capital share transactions	(46,082,266)	2,838,773,401

Net increase (decrease) in net assets	(310,948,386)	2,727,333,130

Net Assets
Beginning of period	4,774,944,870	2,047,611,740
End of period	$4,463,996,484	$4,774,944,870

Transactions in Shares of the Fund
Sold	71,296,151	269,731,102
Issued in reinvestment of distributions	10,365,177	10,838,989
Redeemed	(86,162,483)	(33,613,923)
Net increase (decrease) in shares of the fund	(4,501,155)	246,956,168

See Notes to Financial Statements.
29

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
30

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
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Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0000% to 0.0600%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee for the period ended March 31, 2022 was 0.33% before waiver and 0.00% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $11,477,919,381, of which $7,832,522,729 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $11,616,290,576, of which $8,462,404,604 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,636,335,864	—
Corporate Bonds	—	1,261,653,239	—
U.S. Government Agency Mortgage-Backed Securities	—	484,438,590	—
Collateralized Mortgage Obligations	—	331,206,835	—
Asset-Backed Securities	—	281,109,478	—
Collateralized Loan Obligations	—	249,755,196	—
Commercial Mortgage-Backed Securities	—	103,776,638	—
Municipal Securities	—	68,852,710	—
U.S. Government Agency Securities	—	30,798,793	—
Sovereign Governments and Agencies	—	23,834,346	—
Bank Loan Obligations	—	12,583,342	—
Preferred Stocks	—	1,431,095	—
Short-Term Investments	—	181,624,748	—
	—	$4,667,400,874	—
Other Financial Instruments
Futures Contracts	$72,072	—	—
Swap Agreements	—	$16,553,057	—
	$72,072	$16,553,057	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,944,100	—	—
Swap Agreements	—	$5,690,326	—
Forward Foreign Currency Exchange Contracts	—	257,158	—
	$1,944,100	$5,947,484	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $100,675,000.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,687,088.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $290,627,488 futures contracts purchased and $93,584,030 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $172,083,333.

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Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$134,584	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$257,158
Interest Rate Risk	Receivable for variation margin on futures contracts*	103,844	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	262,376
		$238,428		$519,534
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,596,883)	Change in net unrealized appreciation (depreciation) on swap agreements	$(976,502)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	175,837	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(249,700)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	2,705,559	Change in net unrealized appreciation (depreciation) on futures contracts	(1,686,090)
Other Contracts	Net realized gain (loss) on swap agreement transactions	2,498,634	Change in net unrealized appreciation (depreciation) on swap agreements	13,863,052
		$3,783,147		$10,950,760

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$100,917,031	$95,346,045
Long-term capital gains	$14,429,082	$28,483,629

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,908,197,395
Gross tax appreciation of investments	$8,982,285
Gross tax depreciation of investments	(249,778,806)
Net tax appreciation (depreciation) of investments	(240,796,521)
Net tax appreciation (depreciation) on derivatives	15,707,709
Net tax appreciation (depreciation)	$(225,088,812)
Other book-to-tax adjustments	$(192,311)
Undistributed ordinary income	—
Post-October capital loss deferral	$(69,293,237)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Diversified Bond Fund, one fund in a series issued by the trust, in exchange for shares of Diversified Bond Fund. The financial statements and performance history of Diversified Bond Fund will survive after the reorganization. The reorganization is expected to be effective at the close of the NYSE on May 27, 2022.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$11.09	0.21	(0.56)	(0.35)	(0.23)	(0.03)	(0.26)	$10.48	(3.26)%	0.01%	0.34%	1.86%	1.53%	228%	$4,463,996
2021	$11.15	0.18	0.13	0.31	(0.22)	(0.15)	(0.37)	$11.09	2.69%	0.01%	0.35%	1.62%	1.28%	217%	$4,774,945
2020	$10.62	0.32	0.54	0.86	(0.33)	—	(0.33)	$11.15	8.18%	0.01%	0.35%	2.88%	2.54%	128%	$2,047,612
2019	$10.52	0.35	0.05	0.40	(0.30)	—	(0.30)	$10.62	3.93%	0.01%	0.35%	3.35%	3.01%	185%	$2,571,155
2018	$10.66	0.29	(0.14)	0.15	(0.29)	—	(0.29)	$10.52	1.36%	0.12%	0.36%	2.66%	2.42%	186%	$3,034,520

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Diversified Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Diversified Bond Fund of the American Century Investment Trust as of March 31, 2022 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

44

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $14,429,082, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.
45

Notes

46

Notes

47

Notes
48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 2205

Annual Report

March 31, 2022

NT High Income Fund
Investor Class (AHGVX)
G Class (AHGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AHGVX	0.16%	4.34%	5/19/17
ICE BofA U.S. High Yield Constrained Index	—	-0.30%	4.33%	—
G Class	AHGNX	1.04%	5.15%	5/19/17
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 19, 2017
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $12,299

ICE BofA U.S. High Yield Constrained Index — $12,293

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
0.78%	0.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen, David Crall, Amy Yu Chang and Derek Leung

Performance Summary
NT High Income returned 1.04%* for the 12-month period ended March 31, 2022. By comparison, the ICE BofA U.S. High Yield Constrained Index returned -0.30%.
The positive economic momentum behind the post-COVID-19 reopening, along with historically low default rates, robust commodity prices and improving credit fundamentals, aided the portfolio’s relative performance. Key contributors included duration management and an underweight position versus the benchmark to securities with BB credit ratings. Additionally, overweight positions in the energy equipment and services, hotels, restaurants and leisure, and diversified telecommunication services sectors boosted relative results.

Economic Reopening and Government and Fed Support Aided Backdrop

In 2021, solid economic growth overcame periodic market concerns, and pockets of market volatility were relatively mild and short-lived. Emerging COVID-19 variants in the second half of 2021 paused reopening but did not disrupt the trajectory.

In addition to reopening, fiscal and monetary support remained potent forces. In March 2021, President Joe Biden signed the $1.9 trillion American Rescue Plan Act, containing various cash payments and refundable tax credits. Meanwhile, the Federal Reserve (Fed) maintained its zero interest rate policy and monthly bond buying until finally tapering bond purchases beginning in November. With these extra reinforcements for growth, the U.S. economy grew 5.7% in 2021. Against a backdrop of solid growth, good corporate earnings and open capital markets, the default rate in U.S. high yield was historically low, and the upgrade/downgrade ratio was historically high.

Inflation Pressures Prompted Fed Tightening

While growth powered ahead, labor shortages and supply chain disruptions began to appear across the U.S. economy. Robust demand complicated the weak supply environment, and inflation surged. For most high-yield issuers, price increases served to mitigate the harm from shortages and cost inflation, and profitability was resilient. In particular, the energy sector enjoyed higher profits, as crude oil prices increased significantly.

By late 2021, the Fed shifted its focus to mounting inflation and announced its asset purchase program would end in March 2022.

The Fed kicked off monetary tightening in March, first ending bond buying, then executing a 25-basis-points (bps) increase in interest rates, the first hike since 2018. Market participants interpreted the Fed’s actions as a signal policymakers will prioritize the clear and present danger of inflation over the hazier risk of a recession. Treasuries sold off sharply on the Fed’s messaging, and the market expected at least 200 bps of additional rate hikes in 2022.

High-Yield Market Struggled in Early 2022

Amid the rapid re-pricing of Fed tightening expectations, persistently high inflation and surging geopolitical risk, the U.S. high-yield market stumbled in early 2022. The sell-off began in January

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.
3

on rate concerns and extended through February and March as Treasury yields climbed higher. Beginning in late February, the Russian invasion of Ukraine eclipsed elevated inflation to become the dominant factor in the market. The West responded with economic sanctions, including on Russian oil and gas, causing oil prices to surge. Prices eased somewhat by the end of March on signals that U.S. production/distribution could increase to meet global demand.

Energy prices are a key input in inflation calculations, and key measures of year-over-year inflation rose to multidecade highs. Impressive tightness in labor markets, expectations for further supply chain problems and stubbornly high energy prices also contributed to the upsurge in Treasury yields.

Reopening Sectors Aided Results

The portfolio’s top contributors included companies benefiting from reopening trends and key recovery stories among car rental and telecommunication companies. Energy issuers outperformed throughout the period on production volume and commodity price strength. In the travel industry, cruise lines outperformed, and we maintained our conviction despite some volatility from COVID-19 variants.

The portfolio’s automobiles sector detracted, largely due to our decision to underweight select names on relative value considerations. Positions in satellite telecommunication providers also detracted.

Lower-Quality Holdings Helped

Our overweight to securities with CCC credit ratings was a main contributor to relative results, as lower credit quality segments dramatically outperformed. By period-end, we locked in profits and reduced some of the most vulnerable CCC-rated securities, particularly in more cyclical sectors.

Meanwhile, we increased our exposure to securities with BB credit ratings, strategically rotating into certain higher-quality and defensive securities at attractive valuations. High-yield market weakness in early 2022 mostly affected the higher-quality end of the credit spectrum. Many solid BB-rated issues declined meaningfully with no change in default expectations, creating the opportunity to find bargains at appealing yields.

Portfolio Positioning

In our view, yields in the U.S. high-yield market at the end of March 2022 represented a much more compelling entry point compared with the start of 2022. Additionally, we believe high-yield fundamentals remain attractive. Issuers’ operating profits were up strongly in late 2021, and many companies used that cash flow to shore up their balance sheets to prepare for potential future economic volatility. Technical forces in the high-yield market, including credit ratings upgrades, light issuance and positive fund flows, also remain strong.

Nevertheless, we acknowledge macroeconomic and geopolitical headwinds continue to present challenges. This combination of positive fundamental and technical factors and macro uncertainty is keeping us cautiously optimistic regarding the high-yield bond market.

4

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	93.6%
Preferred Stocks	1.5%
Bank Loan Obligations	1.1%
Common Stocks	0.4%
Warrants	0.1%
Convertible Bonds	—*
Escrow Interests	—*
Rights	—*
Short-Term Investments	1.7%
Other Assets and Liabilities	1.6%
*Category is less than 0.05% of total net assets.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$964.40	$3.82	0.78%
G Class	$1,000	$969.20	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 93.6%
Aerospace and Defense — 1.8%
Bombardier, Inc., 7.50%, 12/1/24(1)	$1,160,000	$1,199,672
Bombardier, Inc., 7.50%, 3/15/25(1)	586,000	589,701
Bombardier, Inc., 7.125%, 6/15/26(1)	200,000	196,243
Bombardier, Inc., 7.875%, 4/15/27(1)	1,250,000	1,225,287
Bombardier, Inc., 6.00%, 2/15/28(1)	575,000	539,706
BWX Technologies, Inc., 4.125%, 4/15/29(1)	525,000	506,405
Howmet Aerospace, Inc., 5.125%, 10/1/24	1,200,000	1,243,452
Howmet Aerospace, Inc., 5.90%, 2/1/27	125,000	134,153
Howmet Aerospace, Inc., 5.95%, 2/1/37	1,800,000	1,922,004
Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	400,000	401,544
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	875,000	907,655
Spirit AeroSystems, Inc., 4.60%, 6/15/28	600,000	564,468
TransDigm, Inc., 7.50%, 3/15/27	250,000	257,941
TransDigm, Inc., 5.50%, 11/15/27	7,650,000	7,602,149
TransDigm, Inc., 4.625%, 1/15/29	1,275,000	1,193,700
TransDigm, Inc., 4.875%, 5/1/29	1,425,000	1,338,502
Triumph Group, Inc., 8.875%, 6/1/24(1)	302,000	319,495
Triumph Group, Inc., 6.25%, 9/15/24(1)	275,000	274,068
		20,416,145
Air Freight and Logistics — 0.2%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	850,000	831,279
Western Global Airlines LLC, 10.375%, 8/15/25(1)	875,000	941,679
		1,772,958
Airlines — 0.7%
American Airlines, Inc., 11.75%, 7/15/25(1)	1,250,000	1,460,931
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	650,000	655,788
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(1)	1,250,000	1,247,031
Delta Air Lines, Inc., 7.375%, 1/15/26	400,000	434,840
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(1)	600,000	603,958
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	100,000	100,941
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(1)	1,025,000	1,026,937
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.00%, 9/20/25(1)	435,000	464,032
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/29	371,905	385,577
United Airlines, Inc., 4.375%, 4/15/26(1)	600,000	591,000
United Airlines, Inc., 4.625%, 4/15/29(1)	1,000,000	952,225
Virgin Australia Holdings Pty Ltd., 8.125%, 11/15/24(1)(2)(3)	275,000	9,625
		7,932,885
Auto Components — 1.3%
Clarios Global LP, 6.75%, 5/15/25(1)	360,000	373,239
Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(1)	200,000	207,770
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24(1)	625,000	638,316
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(1)	800,000	802,952
7

	Principal Amount/Shares	Value
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)	$1,625,000	$1,414,920
Goodyear Tire & Rubber Co., 9.50%, 5/31/25	1,750,000	1,855,525
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	650,000	646,256
Goodyear Tire & Rubber Co., 5.00%, 7/15/29(1)	2,075,000	1,935,446
Goodyear Tire & Rubber Co., 5.25%, 7/15/31(1)	2,325,000	2,152,880
Patrick Industries, Inc., 7.50%, 10/15/27(1)	800,000	820,160
Patrick Industries, Inc., 4.75%, 5/1/29(1)	975,000	840,279
Tenneco, Inc., 5.00%, 7/15/26	250,000	246,289
Tenneco, Inc., 7.875%, 1/15/29(1)	1,525,000	1,608,898
Wheel Pros, Inc., 6.50%, 5/15/29(1)	825,000	724,498
		14,267,428
Automobiles — 2.4%
Ford Motor Co., 9.00%, 4/22/25	3,775,000	4,327,094
Ford Motor Co., 3.25%, 2/12/32	625,000	559,256
Ford Motor Co., 5.29%, 12/8/46	1,475,000	1,434,305
Ford Motor Credit Co. LLC, 4.375%, 8/6/23	600,000	606,126
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	600,000	599,760
Ford Motor Credit Co. LLC, 5.58%, 3/18/24	600,000	617,766
Ford Motor Credit Co. LLC, 4.69%, 6/9/25	1,000,000	1,008,730
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	1,475,000	1,506,299
Ford Motor Credit Co. LLC, 4.13%, 8/4/25	800,000	800,080
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	978,530
Ford Motor Credit Co. LLC, 4.54%, 8/1/26	600,000	600,120
Ford Motor Credit Co. LLC, 2.70%, 8/10/26	800,000	745,008
Ford Motor Credit Co. LLC, 4.27%, 1/9/27	400,000	395,312
Ford Motor Credit Co. LLC, 3.82%, 11/2/27	600,000	569,541
Ford Motor Credit Co. LLC, 5.11%, 5/3/29	4,000,000	4,030,800
Ford Motor Credit Co. LLC, 4.00%, 11/13/30	600,000	565,974
Ford Motor Credit Co. LLC, 3.625%, 6/17/31	1,100,000	995,511
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25(1)	1,400,000	1,450,078
Jaguar Land Rover Automotive PLC, 5.875%, 1/15/28(1)	1,000,000	920,000
Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(1)	800,000	705,500
Mclaren Finance PLC, 7.50%, 8/1/26(1)	800,000	789,192
PM General Purchaser LLC, 9.50%, 10/1/28(1)	750,000	738,428
Thor Industries, Inc., 4.00%, 10/15/29(1)	650,000	571,448
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,225,000	1,240,300
		26,755,158
Banks — 0.1%
UniCredit SpA, VRN, 5.46%, 6/30/35(1)	600,000	574,445
Beverages — 0.2%
Primo Water Holdings, Inc., 4.375%, 4/30/29(1)	1,025,000	929,055
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	975,000	833,293
		1,762,348
Biotechnology†
Grifols Escrow Issuer SA, 4.75%, 10/15/28(1)	525,000	494,868
Building Products — 1.0%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(1)	275,000	275,778
APi Group DE, Inc., 4.125%, 7/15/29(1)	1,150,000	1,061,967
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	1,296,000	1,346,706
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	500,000	492,750
Builders FirstSource, Inc., 4.25%, 2/1/32(1)	2,125,000	1,982,285
Cornerstone Building Brands, Inc., 6.125%, 1/15/29(1)	475,000	441,650
8

	Principal Amount/Shares	Value
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	$1,100,000	$940,049
Griffon Corp., 5.75%, 3/1/28	1,425,000	1,372,503
Jeld-Wen, Inc., 6.25%, 5/15/25(1)	600,000	619,014
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	450,000	433,661
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 2/1/30(1)	425,000	397,598
PGT Innovations, Inc., 4.375%, 10/1/29(1)	875,000	817,574
Standard Industries, Inc., 4.375%, 7/15/30(1)	850,000	779,620
Victors Merger Corp., 6.375%, 5/15/29(1)	800,000	656,436
		11,617,591
Capital Markets — 1.9%
AG Issuer LLC, 6.25%, 3/1/28(1)	1,500,000	1,502,062
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)	975,000	917,704
Compass Group Diversified Holdings LLC, 5.00%, 1/15/32(1)	550,000	498,724
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,930,000	2,947,053
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	1,425,000	1,437,861
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 5/15/26	3,025,000	3,089,387
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	2,650,000	2,605,215
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 4.375%, 2/1/29	825,000	758,616
Iliad Holding SASU, 6.50%, 10/15/26(1)	800,000	803,208
Iliad Holding SASU, 7.00%, 10/15/28(1)	200,000	200,625
Jane Street Group / JSG Finance, Inc., 4.50%, 11/15/29(1)	975,000	925,085
LCM Investments Holdings II LLC, 4.875%, 5/1/29(1)	2,050,000	1,938,726
MSCI, Inc., 4.00%, 11/15/29(1)	375,000	364,886
MSCI, Inc., 3.625%, 11/1/31(1)	900,000	848,533
NFP Corp., 4.875%, 8/15/28(1)	400,000	382,766
NFP Corp., 6.875%, 8/15/28(1)	2,125,000	2,032,074
		21,252,525
Chemicals — 2.4%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)	125,000	116,279
ASP Unifrax Holdings, Inc., 7.50%, 9/30/29(1)	200,000	178,246
Avient Corp., 5.75%, 5/15/25(1)	800,000	822,640
Chemours Co., 4.625%, 11/15/29(1)	400,000	367,112
Consolidated Energy Finance SA, 6.50%, 5/15/26(1)	400,000	408,726
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	575,000	529,696
Diamond BC BV, 4.625%, 10/1/29(1)	825,000	742,013
FXI Holdings, Inc., 7.875%, 11/1/24(1)	1,425,000	1,421,537
FXI Holdings, Inc., 12.25%, 11/15/26(1)	1,965,000	2,130,198
Herens Holdco Sarl, 4.75%, 5/15/28(1)	800,000	718,456
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 7/1/28(1)	300,000	304,125
Innophos Holdings, Inc., 9.375%, 2/15/28(1)	1,000,000	1,063,295
Iris Holdings, Inc., 8.75% Cash or 9.50% PIK, 2/15/26(1)(4)	875,000	876,098
LSB Industries, Inc., 6.25%, 10/15/28(1)	450,000	457,090
LSF11 A5 HoldCo LLC, 6.625%, 10/15/29(1)	350,000	326,051
Methanex Corp., 5.125%, 10/15/27	400,000	402,518
Minerals Technologies, Inc., 5.00%, 7/1/28(1)	675,000	643,778
NOVA Chemicals Corp., 5.00%, 5/1/25(1)	100,000	100,434
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	750,000	748,297
9

	Principal Amount/Shares	Value
NOVA Chemicals Corp., 4.25%, 5/15/29(1)	$375,000	$346,226
OCI NV, 4.625%, 10/15/25(1)	305,000	307,634
Olin Corp., 5.625%, 8/1/29	1,700,000	1,724,437
Olympus Water US Holding Corp., 6.25%, 10/1/29(1)	225,000	199,557
Polar US Borrower LLC / Schenectady International Group, Inc., 6.75%, 5/15/26(1)	750,000	640,264
SCIH Salt Holdings, Inc., 4.875%, 5/1/28(1)	1,150,000	1,085,468
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)	925,000	832,213
SCIL IV LLC / SCIL USA Holdings LLC, 5.375%, 11/1/26(1)	875,000	806,374
Scotts Miracle-Gro Co., 4.00%, 4/1/31	1,600,000	1,398,048
SPCM SA, 3.125%, 3/15/27(1)	875,000	806,864
TPC Group, Inc., 10.50%, 8/1/24(1)(2)(3)	550,000	209,000
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	500,000	495,060
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 4/1/29(1)	1,750,000	1,618,120
Tronox, Inc., 6.50%, 5/1/25(1)	500,000	517,487
Tronox, Inc., 4.625%, 3/15/29(1)	1,375,000	1,289,001
WR Grace Holdings LLC, 4.875%, 6/15/27(1)	950,000	930,715
WR Grace Holdings LLC, 5.625%, 8/15/29(1)	1,825,000	1,711,120
		27,274,177
Commercial Services and Supplies — 2.1%
ADT Security Corp., 4.125%, 8/1/29(1)	875,000	813,794
ADT Security Corp., 4.875%, 7/15/32(1)	425,000	391,867
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 7/15/26(1)	1,650,000	1,671,780
Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.75%, 7/15/27(1)	2,025,000	2,095,470
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	1,400,000	1,324,729
Allied Universal Holdco LLC / Allied Universal Finance Corp., 4.625%, 6/1/28(1)	300,000	280,815
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.00%, 6/1/29(1)	1,175,000	1,038,112
APi Escrow Corp., 4.75%, 10/15/29(1)	525,000	488,586
APX Group, Inc., 5.75%, 7/15/29(1)	325,000	297,172
Covanta Holding Corp., 5.00%, 9/1/30	650,000	617,289
Garda World Security Corp., 4.625%, 2/15/27(1)	600,000	576,309
Garda World Security Corp., 6.00%, 6/1/29(1)	2,275,000	2,048,000
GEO Group, Inc., 6.00%, 4/15/26	75,000	58,591
IAA, Inc., 5.50%, 6/15/27(1)	625,000	627,322
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	900,000	912,330
Madison IAQ LLC, 4.125%, 6/30/28(1)	450,000	415,305
Madison IAQ LLC, 5.875%, 6/30/29(1)	825,000	741,580
Matthews International Corp., 5.25%, 12/1/25(1)	550,000	554,469
Metis Merger Sub LLC, 6.50%, 5/15/29(1)	1,250,000	1,178,887
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	2,700,000	2,781,000
Nielsen Co. Luxembourg S.a.r.l., 5.00%, 2/1/25(1)	350,000	352,242
Nielsen Finance LLC / Nielsen Finance Co., 5.625%, 10/1/28(1)	849,000	856,047
Nielsen Finance LLC / Nielsen Finance Co., 5.875%, 10/1/30(1)	375,000	376,329
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(1)	350,000	358,880
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/27(1)	900,000	824,575
10

	Principal Amount/Shares	Value
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 1/15/28(1)	$350,000	$343,077
Sotheby's/Bidfair Holdings, Inc., 5.875%, 6/1/29(1)	400,000	387,738
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	575,000	577,378
		22,989,673
Communications Equipment — 0.6%
Ciena Corp., 4.00%, 1/31/30(1)	725,000	698,867
CommScope Technologies LLC, 6.00%, 6/15/25(1)	1,517,000	1,438,556
CommScope Technologies LLC, 5.00%, 3/15/27(1)	235,000	204,605
CommScope, Inc., 6.00%, 3/1/26(1)	1,525,000	1,544,520
CommScope, Inc., 8.25%, 3/1/27(1)	100,000	97,366
CommScope, Inc., 7.125%, 7/1/28(1)	725,000	655,762
CommScope, Inc., 4.75%, 9/1/29(1)	450,000	415,071
Nokia of America Corp., 6.45%, 3/15/29	2,006,000	2,148,737
		7,203,484
Construction and Engineering — 0.5%
Artera Services LLC, 9.03%, 12/4/25(1)	400,000	400,160
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	225,000	209,540
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(1)	750,000	735,821
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/28(1)	1,225,000	1,180,288
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/28(1)	1,600,000	1,615,760
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/28(1)	1,150,000	1,061,968
		5,203,537
Construction Materials — 0.8%
Cemex SAB de CV, 7.375%, 6/5/27(1)	800,000	856,872
Cemex SAB de CV, 5.45%, 11/19/29(1)	1,800,000	1,823,742
Cemex SAB de CV, 5.20%, 9/17/30(1)	600,000	597,918
Cemex SAB de CV, 3.875%, 7/11/31(1)	1,400,000	1,279,880
Cemex SAB de CV, VRN, 5.125%(1)(5)	825,000	810,888
SRM Escrow Issuer LLC, 6.00%, 11/1/28(1)	1,725,000	1,703,386
Summit Materials LLC / Summit Materials Finance Corp., 6.50%, 3/15/27(1)	550,000	560,307
Summit Materials LLC / Summit Materials Finance Corp., 5.25%, 1/15/29(1)	775,000	766,142
		8,399,135
Consumer Finance — 2.0%
Acuris Finance US, Inc. / Acuris Finance SARL, 5.00%, 5/1/28(1)	550,000	506,490
FirstCash, Inc., 4.625%, 9/1/28(1)	875,000	815,229
FirstCash, Inc., 5.625%, 1/1/30(1)	525,000	505,045
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.25% PIK, 9/15/24(1)(4)	3,588,975	3,265,249
LFS Topco LLC, 5.875%, 10/15/26(1)	425,000	398,939
Navient Corp., 5.50%, 1/25/23	280,000	283,828
Navient Corp., 5.875%, 10/25/24	2,280,000	2,329,020
Navient Corp., 6.75%, 6/25/25	2,450,000	2,520,315
Navient Corp., 6.75%, 6/15/26	900,000	919,116
Navient Corp., 5.00%, 3/15/27	200,000	190,861
Navient Corp., 5.50%, 3/15/29	1,825,000	1,701,958
Navient Corp., MTN, 6.125%, 3/25/24	560,000	570,749
OneMain Finance Corp., 6.125%, 3/15/24	112,000	114,930
OneMain Finance Corp., 6.875%, 3/15/25	592,000	623,139
OneMain Finance Corp., 7.125%, 3/15/26	2,325,000	2,487,796
11

	Principal Amount/Shares	Value
OneMain Finance Corp., 6.625%, 1/15/28	$1,315,000	$1,379,724
OneMain Finance Corp., 5.375%, 11/15/29	350,000	340,641
PROG Holdings, Inc., 6.00%, 11/15/29(1)	650,000	604,185
SLM Corp., 3.125%, 11/2/26	1,425,000	1,324,766
VistaJet Malta Finance PLC / XO Management Holding, Inc., 6.375%, 2/1/30(1)	800,000	753,760
World Acceptance Corp., 7.00%, 11/1/26(1)	775,000	683,085
		22,318,825
Containers and Packaging — 0.9%
ARD Finance SA, 6.50% Cash or 7.25% PIK, 6/30/27(1)(4)	1,990,744	1,823,900
Clydesdale Acquisition Holdings, Inc., 6.625%, 4/15/29(1)(7)	125,000	126,563
Intelligent Packaging Holdco Issuer LP, 9.00% Cash or 9.75% PIK, 1/15/26(1)(4)	500,000	503,293
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(1)	925,000	913,437
LABL, Inc., 5.875%, 11/1/28(1)	325,000	305,297
LABL, Inc., 8.25%, 11/1/29(1)	800,000	707,500
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24(1)	415,000	413,916
Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25(1)	875,000	868,262
OI European Group BV, 4.75%, 2/15/30(1)	725,000	674,986
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	477,000	488,138
Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27(1)	206,000	204,260
Sealed Air Corp., 4.00%, 12/1/27(1)	275,000	268,634
Trident TPI Holdings, Inc., 9.25%, 8/1/24(1)	700,000	704,368
Trident TPI Holdings, Inc., 6.625%, 11/1/25(1)	275,000	271,623
TriMas Corp., 4.125%, 4/15/29(1)	1,050,000	960,109
Trivium Packaging Finance BV, 5.50%, 8/15/26(1)	1,000,000	997,200
		10,231,486
Distributors — 0.4%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	1,500,000	1,415,775
Performance Food Group, Inc., 5.50%, 10/15/27(1)	475,000	473,297
Performance Food Group, Inc., 4.25%, 8/1/29(1)	975,000	889,687
Resideo Funding, Inc., 4.00%, 9/1/29(1)	450,000	410,369
Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	1,225,000	1,226,164
		4,415,292
Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	1,825,000	1,769,402
Carriage Services, Inc., 4.25%, 5/15/29(1)	675,000	629,967
GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.125%, 7/31/26(1)	550,000	552,519
Graham Holdings Co., 5.75%, 6/1/26(1)	675,000	694,528
Service Corp. International, 4.00%, 5/15/31	1,000,000	932,565
Sotheby's, 7.375%, 10/15/27(1)	600,000	615,447
		5,194,428
Diversified Financial Services — 0.6%
Burford Capital Global Finance LLC, 6.25%, 4/15/28(1)	600,000	609,897
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.00%, 8/15/28(1)	400,000	383,806
Jefferson Capital Holdings LLC, 6.00%, 8/15/26(1)	1,125,000	1,075,196
Midcap Financial Issuer Trust, 6.50%, 5/1/28(1)	800,000	753,528
Midcap Financial Issuer Trust, 5.625%, 1/15/30(1)	600,000	531,345
MPH Acquisition Holdings LLC, 5.50%, 9/1/28(1)	175,000	168,121
MPH Acquisition Holdings LLC, 5.75%, 11/1/28(1)	850,000	769,072
Paysafe Finance PLC / Paysafe Holdings US Corp., 4.00%, 6/15/29(1)	800,000	681,512
12

	Principal Amount/Shares	Value
Sabre GLBL, Inc., 9.25%, 4/15/25(1)	$900,000	$999,270
Sabre GLBL, Inc., 7.375%, 9/1/25(1)	450,000	470,639
Verscend Escrow Corp., 9.75%, 8/15/26(1)	775,000	806,887
		7,249,273
Diversified Telecommunication Services — 3.1%
Altice France Holding SA, 10.50%, 5/15/27(1)	2,650,000	2,776,405
Altice France Holding SA, 6.00%, 2/15/28(1)	2,425,000	2,096,376
Altice France SA, 8.125%, 2/1/27(1)	2,475,000	2,554,670
Altice France SA, 5.50%, 1/15/28(1)	1,025,000	951,948
Altice France SA, 5.125%, 1/15/29(1)	675,000	605,948
Altice France SA, 5.125%, 7/15/29(1)	2,575,000	2,311,320
Altice France SA, 5.50%, 10/15/29(1)	1,800,000	1,617,552
Cablevision Lightpath LLC, 3.875%, 9/15/27(1)	400,000	374,808
Cablevision Lightpath LLC, 5.625%, 9/15/28(1)	400,000	365,740
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/1/26(1)	900,000	916,825
Embarq Corp., 8.00%, 6/1/36	2,065,000	1,993,055
Frontier Communications Holdings LLC, 5.875%, 10/15/27(1)	300,000	298,362
Frontier Communications Holdings LLC, 5.00%, 5/1/28(1)	625,000	600,766
Frontier Communications Holdings LLC, 6.75%, 5/1/29(1)	975,000	937,345
Frontier Communications Holdings LLC, 5.875%, 11/1/29	369,042	338,367
Frontier Communications Holdings LLC, 6.00%, 1/15/30(1)	850,000	787,385
Hughes Satellite Systems Corp., 6.625%, 8/1/26	425,000	441,312
Intelsat Jackson Holdings SA, 8.50%, 10/15/24(1)(2)(3)	1,450,000	145
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)(2)(3)	75,000	8
Level 3 Financing, Inc., 5.375%, 5/1/25	600,000	606,777
Level 3 Financing, Inc., 4.25%, 7/1/28(1)	2,025,000	1,861,102
Level 3 Financing, Inc., 3.75%, 7/15/29(1)	750,000	665,618
Lumen Technologies, Inc., 6.75%, 12/1/23	1,450,000	1,508,043
Lumen Technologies, Inc., 5.125%, 12/15/26(1)	950,000	906,566
Lumen Technologies, Inc., 4.50%, 1/15/29(1)	1,275,000	1,098,891
Lumen Technologies, Inc., 5.375%, 6/15/29(1)	800,000	713,568
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27(1)	375,000	356,861
Sprint Capital Corp., 8.75%, 3/15/32	1,650,000	2,225,660
Switch Ltd., 3.75%, 9/15/28(1)	375,000	364,328
Telecom Italia Capital SA, 6.375%, 11/15/33	950,000	909,625
Telecom Italia Capital SA, 6.00%, 9/30/34	1,985,000	1,869,711
Telecom Italia Capital SA, 7.20%, 7/18/36	225,000	219,225
Telecom Italia SpA, 5.30%, 5/30/24(1)	175,000	176,536
Telesat Canada / Telesat LLC, 5.625%, 12/6/26(1)	1,050,000	802,935
Telesat Canada / Telesat LLC, 4.875%, 6/1/27(1)	450,000	328,781
Telesat Canada / Telesat LLC, 6.50%, 10/15/27(1)	675,000	331,594
		34,914,158
Electric Utilities — 0.8%
Drax Finco PLC, 6.625%, 11/1/25(1)	1,150,000	1,164,634
FirstEnergy Corp., 5.35%, 7/15/47	885,000	925,294
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)	450,000	422,638
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	50,000	50,552
NextEra Energy Operating Partners LP, 3.875%, 10/15/26(1)	1,425,000	1,410,736
NRG Energy, Inc., 6.625%, 1/15/27	38,000	39,208
NRG Energy, Inc., 3.625%, 2/15/31(1)	525,000	462,549
NRG Energy, Inc., 3.875%, 2/15/32(1)	575,000	507,141
13

	Principal Amount/Shares	Value
Pacific Gas and Electric Co., 4.55%, 7/1/30	$425,000	$422,356
PG&E Corp., 5.00%, 7/1/28	600,000	580,620
Talen Energy Supply LLC, 6.50%, 6/1/25(3)	75,000	18,993
Talen Energy Supply LLC, 10.50%, 1/15/26(1)(3)	625,000	156,250
Talen Energy Supply LLC, 6.625%, 1/15/28(1)(3)	475,000	442,626
Vistra Operations Co. LLC, 5.50%, 9/1/26(1)	405,000	407,653
Vistra Operations Co. LLC, 5.00%, 7/31/27(1)	1,525,000	1,502,880
		8,514,130
Electrical Equipment — 0.2%
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	1,250,000	1,301,762
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	675,000	717,728
		2,019,490
Electronic Equipment, Instruments and Components — 0.8%
II-VI, Inc., 5.00%, 12/15/29(1)	625,000	611,828
Imola Merger Corp., 4.75%, 5/15/29(1)	4,925,000	4,749,177
Likewize Corp., 9.75%, 10/15/25(1)	600,000	608,166
Sensata Technologies BV, 4.00%, 4/15/29(1)	1,925,000	1,835,892
Sensata Technologies, Inc., 3.75%, 2/15/31(1)	400,000	370,622
TTM Technologies, Inc., 4.00%, 3/1/29(1)	1,350,000	1,251,538
		9,427,223
Energy Equipment and Services — 1.9%
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/27(1)	525,000	531,515
Archrock Partners LP / Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,500,000	1,481,250
Basic Energy Services, Inc., 10.75%, 10/15/23(1)(2)(3)	200,000	7,000
Bristow Group, Inc., 6.875%, 3/1/28(1)	1,525,000	1,546,114
ChampionX Corp., 6.375%, 5/1/26	307,000	314,405
Ensign Drilling, Inc., 9.25%, 4/15/24(1)	625,000	618,094
Nabors Industries Ltd., 7.25%, 1/15/26(1)	300,000	300,501
Nabors Industries Ltd., 7.50%, 1/15/28(1)	925,000	903,771
Nabors Industries, Inc., 5.75%, 2/1/25	1,850,000	1,803,195
Nabors Industries, Inc., 7.375%, 5/15/27(1)	850,000	884,374
Nine Energy Service, Inc., 8.75%, 11/1/23(1)	800,000	456,872
Noble Finance Co., 11.00% Cash or 6.50% Cash and 6.50% PIK or 15.00% PIK, 2/15/28(1)(4)	14,821	16,748
Precision Drilling Corp., 7.125%, 1/15/26(1)	850,000	867,986
Precision Drilling Corp., 6.875%, 1/15/29(1)	975,000	990,810
Shelf Drilling Holdings Ltd., 8.875%, 11/15/24(1)	800,000	817,544
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	1,350,000	1,112,461
Transocean Guardian Ltd., 5.875%, 1/15/24(1)	1,030,875	988,218
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	468,750	464,810
Transocean Sentry Ltd., 5.375%, 5/15/23(1)	458,237	448,660
Transocean, Inc., 7.25%, 11/1/25(1)	350,000	304,888
Transocean, Inc., 11.50%, 1/30/27(1)	1,190,000	1,230,513
Transocean, Inc., 8.00%, 2/1/27(1)	1,375,000	1,166,687
Transocean, Inc., 7.50%, 4/15/31	500,000	356,515
Transocean, Inc., 9.35%, 12/15/41	250,000	180,761
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	850,000	859,078
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/27	550,000	552,962
Weatherford International Ltd., 11.00%, 12/1/24(1)	199,000	206,226
14

	Principal Amount/Shares	Value
Weatherford International Ltd., 8.625%, 4/30/30(1)	$1,350,000	$1,372,295
		20,784,253
Entertainment — 0.9%
Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28(1)	850,000	839,116
AMC Entertainment Holdings, Inc., 10.00% Cash or 12.00% PIK or 5.00% Cash plus 6.00% PIK, 6/15/26(1)(4)	3,793,642	3,411,243
Cinemark USA, Inc., 5.875%, 3/15/26(1)	925,000	898,332
Cinemark USA, Inc., 5.25%, 7/15/28(1)	2,175,000	2,034,125
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	1,025,000	1,045,439
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	325,000	306,274
Playtika Holding Corp., 4.25%, 3/15/29(1)	1,325,000	1,224,876
		9,759,405
Equity Real Estate Investment Trusts (REITs) — 2.6%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 4/1/27(1)	650,000	608,017
CTR Partnership LP / CareTrust Capital Corp., 3.875%, 6/30/28(1)	375,000	354,004
Diversified Healthcare Trust, 9.75%, 6/15/25	1,075,000	1,132,738
Diversified Healthcare Trust, 4.375%, 3/1/31	1,625,000	1,394,664
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/26(1)	525,000	499,477
HAT Holdings I LLC / HAT Holdings II LLC, 3.75%, 9/15/30(1)	275,000	248,031
Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(1)	850,000	798,146
Iron Mountain, Inc., 5.00%, 7/15/28(1)	300,000	293,006
Iron Mountain, Inc., 5.25%, 7/15/30(1)	1,525,000	1,496,574
Iron Mountain, Inc., 4.50%, 2/15/31(1)	1,275,000	1,179,120
Iron Mountain, Inc., 5.625%, 7/15/32(1)	75,000	74,026
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.625%, 6/15/25(1)	550,000	554,931
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	475,000	441,948
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.50%, 6/1/25(1)	1,375,000	1,432,076
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	350,000	350,242
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 4.875%, 5/15/29(1)	900,000	845,532
RHP Hotel Properties LP / RHP Finance Corp., 4.50%, 2/15/29(1)	650,000	611,770
RLJ Lodging Trust LP, 3.75%, 7/1/26(1)	1,200,000	1,141,608
RLJ Lodging Trust LP, 4.00%, 9/15/29(1)	1,100,000	1,018,798
Service Properties Trust, 5.00%, 8/15/22	1,000,000	996,355
Service Properties Trust, 4.35%, 10/1/24	2,050,000	1,976,610
Service Properties Trust, 7.50%, 9/15/25	475,000	498,893
Service Properties Trust, 5.25%, 2/15/26	1,150,000	1,079,999
Service Properties Trust, 4.75%, 10/1/26	750,000	687,150
Service Properties Trust, 4.95%, 2/15/27	1,350,000	1,250,370
Service Properties Trust, 5.50%, 12/15/27	625,000	603,594
Service Properties Trust, 3.95%, 1/15/28	150,000	127,796
Service Properties Trust, 4.95%, 10/1/29	975,000	850,112
Service Properties Trust, 4.375%, 2/15/30	200,000	166,389
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.875%, 2/15/25(1)	350,000	364,070
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.00%, 1/15/30(1)	475,000	428,469
15

	Principal Amount/Shares	Value
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 4.75%, 4/15/28(1)	$950,000	$898,538
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.50%, 2/15/29(1)	1,500,000	1,400,490
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/1/26(1)	350,000	349,090
VICI Properties LP / VICI Note Co., Inc., 3.75%, 2/15/27(1)	700,000	681,905
VICI Properties LP / VICI Note Co., Inc., 4.625%, 12/1/29(1)	225,000	224,858
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	300,000	290,181
XHR LP, 6.375%, 8/15/25(1)	775,000	799,715
XHR LP, 4.875%, 6/1/29(1)	550,000	534,952
		28,684,244
Food and Staples Retailing — 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 3/15/26(1)	525,000	497,018
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(1)	575,000	608,238
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	1,025,000	992,651
Ingles Markets, Inc., 4.00%, 6/15/31(1)	1,025,000	969,373
Rite Aid Corp., 7.50%, 7/1/25(1)	640,000	598,003
Rite Aid Corp., 8.00%, 11/15/26(1)	988,000	910,812
SEG Holding LLC / SEG Finance Corp., 5.625%, 10/15/28(1)	1,550,000	1,551,705
United Natural Foods, Inc., 6.75%, 10/15/28(1)	350,000	359,163
		6,486,963
Food Products — 0.9%
C&S Group Enterprises LLC, 5.00%, 12/15/28(1)	725,000	626,991
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	425,000	434,014
Herbalife Nutrition Ltd. / HLF Financing, Inc., 7.875%, 9/1/25(1)	1,275,000	1,309,023
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.50%, 1/15/30(1)	1,100,000	1,126,862
Lamb Weston Holdings, Inc., 4.125%, 1/31/30(1)	775,000	725,013
Lamb Weston Holdings, Inc., 4.375%, 1/31/32(1)	775,000	725,260
Post Holdings, Inc., 5.75%, 3/1/27(1)	707,000	711,401
Post Holdings, Inc., 5.50%, 12/15/29(1)	900,000	867,357
Post Holdings, Inc., 4.50%, 9/15/31(1)	650,000	576,869
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, Inc., 4.625%, 3/1/29(1)	1,525,000	1,431,670
US Foods, Inc., 6.25%, 4/15/25(1)	350,000	359,200
US Foods, Inc., 4.75%, 2/15/29(1)	1,675,000	1,599,734
		10,493,394
Gas Utilities — 0.1%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,195,000	1,193,142
Health Care Equipment and Supplies — 0.5%
Avantor Funding, Inc., 4.625%, 7/15/28(1)	575,000	569,414
Avantor Funding, Inc., 3.875%, 11/1/29(1)	1,350,000	1,270,796
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)	775,000	717,863
Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)	2,550,000	2,373,922
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.375%, 6/1/25(1)	435,000	448,709
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28(1)	615,000	634,234
		6,014,938
Health Care Providers and Services — 4.5%
Acadia Healthcare Co., Inc., 5.50%, 7/1/28(1)	725,000	729,531
16

	Principal Amount/Shares	Value
Acadia Healthcare Co., Inc., 5.00%, 4/15/29(1)	$600,000	$593,063
AHP Health Partners, Inc., 5.75%, 7/15/29(1)	550,000	512,553
Air Methods Corp., 8.00%, 5/15/25(1)	1,550,000	1,342,641
Centene Corp., 4.25%, 12/15/27	1,700,000	1,708,126
Centene Corp., 2.45%, 7/15/28	575,000	526,139
Centene Corp., 3.375%, 2/15/30	425,000	400,648
Centene Corp., 3.00%, 10/15/30	1,650,000	1,518,016
CHS / Community Health Systems, Inc., 8.00%, 3/15/26(1)	1,225,000	1,277,167
CHS / Community Health Systems, Inc., 5.625%, 3/15/27(1)	1,000,000	1,019,710
CHS / Community Health Systems, Inc., 8.00%, 12/15/27(1)	1,692,000	1,797,242
CHS / Community Health Systems, Inc., 6.875%, 4/1/28(1)	1,242,000	1,128,978
CHS / Community Health Systems, Inc., 6.00%, 1/15/29(1)	1,325,000	1,341,165
CHS / Community Health Systems, Inc., 6.875%, 4/15/29(1)	2,650,000	2,607,282
CHS / Community Health Systems, Inc., 6.125%, 4/1/30(1)	1,375,000	1,282,146
CHS / Community Health Systems, Inc., 4.75%, 2/15/31(1)	1,925,000	1,821,801
CHS/Community Health Systems, Inc., 5.25%, 5/15/30(1)	1,600,000	1,538,000
DaVita, Inc., 4.625%, 6/1/30(1)	4,900,000	4,582,480
DaVita, Inc., 3.75%, 2/15/31(1)	875,000	766,697
Encompass Health Corp., 4.75%, 2/1/30	900,000	865,498
Envision Healthcare Corp., 8.75%, 10/15/26(1)	1,225,000	592,367
HCA, Inc., 7.69%, 6/15/25	770,000	852,425
HCA, Inc., 5.375%, 9/1/26	225,000	236,475
HCA, Inc., 3.50%, 9/1/30	525,000	508,113
HealthEquity, Inc., 4.50%, 10/1/29(1)	525,000	498,094
Legacy LifePoint Health LLC, 6.75%, 4/15/25(1)	675,000	698,692
Legacy LifePoint Health LLC, 4.375%, 2/15/27(1)	50,000	48,410
LifePoint Health, Inc., 5.375%, 1/15/29(1)	775,000	733,838
MEDNAX, Inc., 5.375%, 2/15/30(1)	200,000	193,371
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	525,000	490,405
Molina Healthcare, Inc., 3.875%, 11/15/30(1)	675,000	649,360
Molina Healthcare, Inc., 3.875%, 5/15/32(1)	2,000,000	1,906,250
Owens & Minor, Inc., 4.50%, 3/31/29(1)	950,000	908,371
Owens & Minor, Inc., 6.625%, 4/1/30(1)	600,000	618,264
Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	1,075,000	1,103,213
RP Escrow Issuer LLC, 5.25%, 12/15/25(1)	625,000	611,400
Select Medical Corp., 6.25%, 8/15/26(1)	1,000,000	1,036,370
Tenet Healthcare Corp., 6.75%, 6/15/23	650,000	677,768
Tenet Healthcare Corp., 4.625%, 9/1/24(1)	575,000	579,888
Tenet Healthcare Corp., 4.875%, 1/1/26(1)	600,000	605,976
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	7,025,000	7,146,919
Tenet Healthcare Corp., 4.25%, 6/1/29(1)	1,400,000	1,344,084
Tenet Healthcare Corp., 6.875%, 11/15/31	500,000	534,895
		49,933,831
Hotels, Restaurants and Leisure — 10.1%
1011778 BC ULC / New Red Finance, Inc., 4.375%, 1/15/28(1)	450,000	432,794
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(1)	3,350,000	3,026,356
Affinity Gaming, 6.875%, 12/15/27(1)	1,025,000	998,816
Aramark Services, Inc., 5.00%, 4/1/25(1)	320,000	321,226
Aramark Services, Inc., 6.375%, 5/1/25(1)	700,000	719,460
Boyd Gaming Corp., 8.625%, 6/1/25(1)	50,000	52,580
Boyne USA, Inc., 4.75%, 5/15/29(1)	1,025,000	985,327
Caesars Entertainment, Inc., 8.125%, 7/1/27(1)	1,150,000	1,233,743
17

	Principal Amount/Shares	Value
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	$1,525,000	$1,427,781
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(1)	125,000	127,711
Carnival Corp., 10.50%, 2/1/26(1)	1,500,000	1,670,407
Carnival Corp., 7.625%, 3/1/26(1)	1,975,000	1,990,207
Carnival Corp., 5.75%, 3/1/27(1)	15,350,000	14,659,250
Carnival Corp., 6.65%, 1/15/28	775,000	733,018
Carnival Corp., 6.00%, 5/1/29(1)	2,275,000	2,146,849
Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)	700,000	571,862
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)(7)	1,000,000	1,011,250
CEC Entertainment LLC, 6.75%, 5/1/26(1)	425,000	411,630
Cedar Fair LP, 5.25%, 7/15/29	400,000	394,642
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(1)	550,000	565,466
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28	1,150,000	1,171,470
Churchill Downs, Inc., 5.50%, 4/1/27(1)	1,025,000	1,038,325
Churchill Downs, Inc., 4.75%, 1/15/28(1)	575,000	558,831
Empire Resorts, Inc., 7.75%, 11/1/26(1)	800,000	780,960
Everi Holdings, Inc., 5.00%, 7/15/29(1)	475,000	450,573
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	800,000	759,616
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	1,100,000	1,013,359
Full House Resorts, Inc., 8.25%, 2/15/28(1)	1,775,000	1,817,014
Golden Entertainment, Inc., 7.625%, 4/15/26(1)	2,575,000	2,684,502
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 7.00%, 8/15/28(1)	1,525,000	1,177,422
Hilton Domestic Operating Co., Inc., 5.375%, 5/1/25(1)	575,000	589,030
Hilton Domestic Operating Co., Inc., 5.75%, 5/1/28(1)	775,000	802,861
Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29(1)	400,000	376,250
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/32(1)	1,075,000	977,374
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29(1)	2,100,000	2,006,634
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 4.875%, 7/1/31(1)	1,650,000	1,535,779
International Game Technology PLC, 4.125%, 4/15/26(1)	1,250,000	1,236,519
IRB Holding Corp., 7.00%, 6/15/25(1)	700,000	729,033
IRB Holding Corp., 6.75%, 2/15/26(1)	800,000	814,876
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)	1,375,000	1,383,621
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.75%, 6/1/27(1)	425,000	432,068
Life Time, Inc., 5.75%, 1/15/26(1)	2,575,000	2,576,017
Life Time, Inc., 8.00%, 4/15/26(1)	5,800,000	5,798,202
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	350,000	351,316
Merlin Entertainments Ltd., 5.75%, 6/15/26(1)	425,000	420,115
MGM China Holdings Ltd., 5.375%, 5/15/24(1)	600,000	563,469
MGM Resorts International, 6.00%, 3/15/23	2,300,000	2,354,889
MGM Resorts International, 6.75%, 5/1/25	550,000	568,345
MGM Resorts International, 5.50%, 4/15/27	158,000	159,853
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.875%, 5/1/29(1)	925,000	854,598
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	1,900,000	1,962,738
Mohegan Gaming & Entertainment, 8.00%, 2/1/26(1)	1,650,000	1,641,684
Motion Bondco DAC, 6.625%, 11/15/27(1)	625,000	590,244
18

	Principal Amount/Shares	Value
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	$550,000	$549,640
NCL Corp. Ltd., 3.625%, 12/15/24(1)	400,000	377,730
NCL Corp. Ltd., 5.875%, 3/15/26(1)	3,575,000	3,401,005
NCL Corp. Ltd., 7.75%, 2/15/29(1)	500,000	504,155
NCL Finance Ltd., 6.125%, 3/15/28(1)	875,000	813,203
Penn National Gaming, Inc., 4.125%, 7/1/29(1)	950,000	851,485
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 9/1/29(1)	1,450,000	1,249,146
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.875%, 9/1/31(1)	1,750,000	1,497,256
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,575,000	1,598,782
Royal Caribbean Cruises Ltd., 9.125%, 6/15/23(1)	1,150,000	1,198,777
Royal Caribbean Cruises Ltd., 11.50%, 6/1/25(1)	701,000	771,044
Royal Caribbean Cruises Ltd., 5.50%, 8/31/26(1)	675,000	656,920
Royal Caribbean Cruises Ltd., 5.375%, 7/15/27(1)	1,875,000	1,804,228
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	350,000	372,626
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28	1,275,000	1,139,213
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28(1)	2,975,000	2,840,128
Scientific Games International, Inc., 8.625%, 7/1/25(1)	225,000	236,925
Scientific Games International, Inc., 7.00%, 5/15/28(1)	3,000,000	3,114,750
Scientific Games International, Inc., 7.25%, 11/15/29(1)	850,000	892,198
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)	1,625,000	1,553,175
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/25(1)	1,575,000	1,459,033
Station Casinos LLC, 4.625%, 12/1/31(1)	300,000	274,958
Studio City Finance Ltd., 6.00%, 7/15/25(1)	800,000	732,892
Studio City Finance Ltd., 5.00%, 1/15/29(1)	500,000	381,385
TKC Holdings, Inc., 10.50%, 5/15/29(1)	800,000	817,324
Travel + Leisure Co., 6.625%, 7/31/26(1)	1,325,000	1,383,399
Travel + Leisure Co., 4.625%, 3/1/30(1)	375,000	349,463
Viking Cruises Ltd., 6.25%, 5/15/25(1)	1,175,000	1,101,510
Viking Cruises Ltd., 13.00%, 5/15/25(1)	800,000	890,412
Viking Cruises Ltd., 5.875%, 9/15/27(1)	1,550,000	1,415,785
Viking Cruises Ltd., 7.00%, 2/15/29(1)	650,000	599,261
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	525,000	480,211
VOC Escrow Ltd., 5.00%, 2/15/28(1)	975,000	908,837
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	175,000	175,245
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	475,000	460,484
Wynn Macau Ltd., 5.625%, 8/26/28(1)	200,000	174,126
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125%, 10/1/29(1)	250,000	235,725
Yum! Brands, Inc., 5.375%, 4/1/32(7)	1,200,000	1,204,500
		112,124,898
Household Durables — 2.2%
Adams Homes, Inc., 7.50%, 2/15/25(1)	775,000	775,740
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 1/15/28(1)	525,000	538,503
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 8/1/29(1)	700,000	618,579
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 4/1/30(1)	975,000	851,165
Beazer Homes USA, Inc., 6.75%, 3/15/25	625,000	628,944
19

	Principal Amount/Shares	Value
Beazer Homes USA, Inc., 5.875%, 10/15/27	$50,000	$48,410
Beazer Homes USA, Inc., 7.25%, 10/15/29	1,500,000	1,510,575
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.00%, 6/15/29(1)	975,000	889,736
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 4.875%, 2/15/30(1)	750,000	672,120
Century Communities, Inc., 6.75%, 6/1/27	1,025,000	1,065,144
Century Communities, Inc., 3.875%, 8/15/29(1)	525,000	471,789
Empire Communities Corp., 7.00%, 12/15/25(1)	750,000	741,870
Installed Building Products, Inc., 5.75%, 2/1/28(1)	650,000	634,920
KB Home, 7.625%, 5/15/23	200,000	206,000
KB Home, 6.875%, 6/15/27	575,000	615,963
KB Home, 4.00%, 6/15/31	900,000	816,261
LGI Homes, Inc., 4.00%, 7/15/29(1)	500,000	439,523
Mattamy Group Corp., 4.625%, 3/1/30(1)	875,000	823,511
Meritage Homes Corp., 6.00%, 6/1/25	750,000	789,207
Newell Brands, Inc., 4.45%, 4/1/26	2,050,000	2,065,385
Newell Brands, Inc., 5.625%, 4/1/36	1,875,000	1,930,303
Newell Brands, Inc., 5.75%, 4/1/46	450,000	471,166
Picasso Finance Sub, Inc., 6.125%, 6/15/25(1)	405,000	412,284
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 2/15/28(1)	675,000	636,414
Shea Homes LP / Shea Homes Funding Corp., 4.75%, 4/1/29(1)	700,000	655,900
STL Holding Co. LLC, 7.50%, 2/15/26(1)	1,000,000	1,012,500
Taylor Morrison Communities, Inc., 5.75%, 1/15/28(1)	625,000	645,106
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	500,000	455,175
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	475,000	408,016
TopBuild Corp., 4.125%, 2/15/32(1)	575,000	522,229
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	1,215,000	1,263,612
Tri Pointe Homes, Inc., 5.25%, 6/1/27	25,000	24,877
Tri Pointe Homes, Inc., 5.70%, 6/15/28	450,000	449,775
Williams Scotsman International, Inc., 4.625%, 8/15/28(1)	775,000	756,508
		24,847,210
Household Products — 0.3%
Central Garden & Pet Co., 4.125%, 10/15/30	475,000	429,478
Central Garden & Pet Co., 4.125%, 4/30/31(1)	675,000	608,624
Energizer Holdings, Inc., 6.50%, 12/31/27(1)	400,000	396,804
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(1)	300,000	277,365
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(1)	500,000	423,523
Spectrum Brands, Inc., 5.75%, 7/15/25	62,000	63,249
Spectrum Brands, Inc., 5.50%, 7/15/30(1)	300,000	288,531
Spectrum Brands, Inc., 3.875%, 3/15/31(1)	575,000	508,271
		2,995,845
Independent Power and Renewable Electricity Producers — 0.5%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)	400,000	386,272
Calpine Corp., 4.50%, 2/15/28(1)	975,000	952,770
Calpine Corp., 5.125%, 3/15/28(1)	900,000	858,973
Calpine Corp., 4.625%, 2/1/29(1)	775,000	714,383
Calpine Corp., 5.00%, 2/1/31(1)	300,000	273,512
Clearway Energy Operating LLC, 4.75%, 3/15/28(1)	1,075,000	1,081,498
Clearway Energy Operating LLC, 3.75%, 1/15/32(1)	450,000	414,878
20

	Principal Amount/Shares	Value
TerraForm Power Operating LLC, 4.75%, 1/15/30(1)	$675,000	$659,745
		5,342,031
Insurance — 0.7%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	2,625,000	2,626,916
Acrisure LLC / Acrisure Finance, Inc., 10.125%, 8/1/26(1)	325,000	346,518
AssuredPartners, Inc., 7.00%, 8/15/25(1)	575,000	572,099
AssuredPartners, Inc., 5.625%, 1/15/29(1)	500,000	461,163
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)	500,000	467,275
Genworth Holdings, Inc., 4.80%, 2/15/24	800,000	816,900
Genworth Holdings, Inc., VRN, 2.51%, 11/15/66	450,000	266,677
HUB International Ltd., 7.00%, 5/1/26(1)	1,900,000	1,924,358
HUB International Ltd., 5.625%, 12/1/29(1)	150,000	143,534
Ryan Specialty Group LLC, 4.375%, 2/1/30(1)	350,000	331,188
		7,956,628
Interactive Media and Services — 0.2%
Arches Buyer, Inc., 4.25%, 6/1/28(1)	650,000	607,152
Twitter, Inc., 5.00%, 3/1/30(1)	1,675,000	1,669,464
Ziff Davis, Inc., 4.625%, 10/15/30(1)	392,000	373,874
		2,650,490
Internet and Direct Marketing Retail — 0.4%
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 5.25%, 12/1/27(1)	1,425,000	1,433,964
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 3/1/29(1)	775,000	713,729
Match Group Holdings II LLC, 5.00%, 12/15/27(1)	450,000	448,625
Match Group Holdings II LLC, 4.125%, 8/1/30(1)	250,000	234,781
Millennium Escrow Corp., 6.625%, 8/1/26(1)	800,000	760,856
QVC, Inc., 4.75%, 2/15/27	650,000	623,548
		4,215,503
IT Services — 0.6%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25	625,000	629,316
CDW LLC / CDW Finance Corp., 3.25%, 2/15/29	600,000	552,039
Endurance International Group Holdings, Inc., 6.00%, 2/15/29(1)	1,200,000	1,037,490
Exela Intermediate LLC / Exela Finance, Inc., 11.50%, 7/15/26(1)	1,434,000	684,735
Presidio Holdings, Inc., 4.875%, 2/1/27(1)	750,000	740,355
Presidio Holdings, Inc., 8.25%, 2/1/28(1)	1,375,000	1,404,301
Twilio, Inc., 3.875%, 3/15/31	575,000	535,398
Vericast Corp., 11.00%, 9/15/26(1)	1,338,750	1,311,975
		6,895,609
Leisure Products — 0.2%
MajorDrive Holdings IV LLC, 6.375%, 6/1/29(1)	925,000	820,429
Mattel, Inc., 3.375%, 4/1/26(1)	600,000	588,492
Mattel, Inc., 6.20%, 10/1/40	100,000	115,247
Mattel, Inc., 5.45%, 11/1/41	325,000	346,658
		1,870,826
Life Sciences Tools and Services — 0.1%
Charles River Laboratories International, Inc., 4.00%, 3/15/31(1)	500,000	470,373
PRA Health Sciences, Inc., 2.875%, 7/15/26(1)	600,000	571,677
		1,042,050
Machinery — 0.8%
Granite US Holdings Corp., 11.00%, 10/1/27(1)	250,000	264,049
Husky III Holding Ltd., 13.00% Cash or 13.75% PIK, 2/15/25(1)(4)	550,000	572,701
21

	Principal Amount/Shares	Value
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	$475,000	$484,239
Manitowoc Co., Inc., 9.00%, 4/1/26(1)	375,000	391,442
OT Merger Corp., 7.875%, 10/15/29(1)	375,000	325,134
Terex Corp., 5.00%, 5/15/29(1)	1,350,000	1,296,452
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26(1)	1,300,000	1,293,695
Titan International, Inc., 7.00%, 4/30/28	650,000	652,769
TK Elevator Holdco GmbH, 7.625%, 7/15/28(1)	738,000	732,993
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	600,000	594,138
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,700,000	1,762,194
		8,369,806
Marine — 0.2%
Seaspan Corp., 5.50%, 8/1/29(1)	1,875,000	1,756,978
Media — 8.1%
Altice Financing SA, 5.00%, 1/15/28(1)	1,450,000	1,302,354
AMC Networks, Inc., 4.25%, 2/15/29	1,175,000	1,098,037
Audacy Capital Corp., 6.75%, 3/31/29(1)	575,000	537,976
Cable One, Inc., 4.00%, 11/15/30(1)	425,000	392,534
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	375,000	375,236
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	275,000	272,638
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(1)	1,600,000	1,539,192
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 8/15/30(1)	350,000	328,999
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 2/1/31(1)	2,300,000	2,090,228
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 2/1/32(1)	3,750,000	3,497,700
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32	4,750,000	4,351,475
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(1)	2,825,000	2,539,590
CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(1)	2,825,000	2,457,750
Clear Channel International BV, 6.625%, 8/1/25(1)	1,325,000	1,349,844
Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/27(1)	2,175,000	2,155,425
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	1,100,000	1,107,001
Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29(1)	900,000	899,127
CSC Holdings LLC, 5.875%, 9/15/22	300,000	302,732
CSC Holdings LLC, 6.50%, 2/1/29(1)	1,125,000	1,136,104
CSC Holdings LLC, 5.75%, 1/15/30(1)	4,150,000	3,700,659
CSC Holdings LLC, 4.625%, 12/1/30(1)	2,150,000	1,800,990
CSC Holdings LLC, 4.50%, 11/15/31(1)	2,175,000	1,952,487
CSC Holdings LLC, 5.00%, 11/15/31(1)	1,500,000	1,259,550
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 8/15/26(1)	2,150,000	835,791
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 8/15/27(1)	1,060,000	220,957
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	4,075,000	4,014,181
DISH DBS Corp., 5.875%, 11/15/24	275,000	274,688
DISH DBS Corp., 5.25%, 12/1/26(1)	2,200,000	2,099,625
DISH DBS Corp., 7.375%, 7/1/28	1,500,000	1,422,937
DISH DBS Corp., 5.75%, 12/1/28(1)	1,750,000	1,659,219
DISH DBS Corp., 5.125%, 6/1/29	1,250,000	1,066,125
22

	Principal Amount/Shares	Value
GCI LLC, 4.75%, 10/15/28(1)	$975,000	$953,706
Gray Escrow II, Inc., 5.375%, 11/15/31(1)	1,475,000	1,412,312
Gray Television, Inc., 4.75%, 10/15/30(1)	2,810,000	2,613,581
iHeartCommunications, Inc., 5.25%, 8/15/27(1)	1,300,000	1,287,676
iHeartCommunications, Inc., 4.75%, 1/15/28(1)	399,000	381,865
Lamar Media Corp., 3.75%, 2/15/28	375,000	356,588
Lamar Media Corp., 4.00%, 2/15/30	750,000	715,042
Lamar Media Corp., 3.625%, 1/15/31	75,000	68,979
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	720,000	740,621
McGraw-Hill Education, Inc., 8.00%, 8/1/29(1)	1,425,000	1,349,696
Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 8/15/27(1)	1,025,000	1,030,627
News Corp., 3.875%, 5/15/29(1)	2,000,000	1,893,030
News Corp., 5.125%, 2/15/32(1)	925,000	931,170
Nexstar Media, Inc., 5.625%, 7/15/27(1)	1,275,000	1,292,149
Nexstar Media, Inc., 4.75%, 11/1/28(1)	800,000	775,880
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.00%, 8/15/27(1)	1,325,000	1,298,235
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29(1)	500,000	465,700
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, 3/15/30(1)	350,000	330,096
Scripps Escrow II, Inc., 3.875%, 1/15/29(1)	50,000	46,527
Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	350,000	335,608
Scripps Escrow, Inc., 5.875%, 7/15/27(1)	525,000	526,155
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	875,000	854,118
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	750,000	682,204
Sinclair Television Group, Inc., 5.50%, 3/1/30(1)	975,000	845,695
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	1,225,000	1,094,537
Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	1,775,000	1,680,575
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	650,000	618,381
Sirius XM Radio, Inc., 5.50%, 7/1/29(1)	825,000	838,860
Sirius XM Radio, Inc., 3.875%, 9/1/31(1)	4,550,000	4,148,121
TEGNA, Inc., 4.625%, 3/15/28	1,925,000	1,917,512
TEGNA, Inc., 5.00%, 9/15/29	500,000	501,911
Univision Communications, Inc., 5.125%, 2/15/25(1)	1,050,000	1,052,273
Univision Communications, Inc., 9.50%, 5/1/25(1)	600,000	630,825
Univision Communications, Inc., 6.625%, 6/1/27(1)	1,050,000	1,101,098
Univision Communications, Inc., 4.50%, 5/1/29(1)	900,000	857,880
UPC Broadband Finco BV, 4.875%, 7/15/31(1)	2,800,000	2,632,784
UPC Holding BV, 5.50%, 1/15/28(1)	800,000	791,764
Videotron Ltd., 5.375%, 6/15/24(1)	275,000	283,113
Virgin Media Finance PLC, 5.00%, 7/15/30(1)	1,000,000	945,900
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(1)	200,000	198,821
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)	800,000	769,524
Ziggo Bond Co. BV, 6.00%, 1/15/27(1)	975,000	982,780
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)	200,000	186,493
		90,461,563
Metals and Mining — 2.8%
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)	1,200,000	1,258,350
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	400,000	392,486
Allegheny Technologies, Inc., 5.875%, 12/1/27	775,000	775,465
Allegheny Technologies, Inc., 4.875%, 10/1/29	575,000	545,586
23

	Principal Amount/Shares	Value
Allegheny Technologies, Inc., 5.125%, 10/1/31	$725,000	$681,145
ArcelorMittal SA, 7.00%, 10/15/39	650,000	764,559
Arconic Corp., 6.00%, 5/15/25(1)	975,000	999,862
Arconic Corp., 6.125%, 2/15/28(1)	250,000	251,300
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(1)	775,000	809,782
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/29(1)	920,000	966,791
Carpenter Technology Corp., 6.375%, 7/15/28	1,375,000	1,382,274
Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	1,089,000	1,214,916
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	450,000	473,216
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,465,000	1,505,361
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)	500,000	494,170
Cleveland-Cliffs, Inc., 4.875%, 3/1/31(1)	950,000	941,345
Coeur Mining, Inc., 5.125%, 2/15/29(1)	700,000	609,070
Commercial Metals Co., 4.125%, 1/15/30	425,000	397,709
Commercial Metals Co., 4.375%, 3/15/32	425,000	395,550
Compass Minerals International, Inc., 6.75%, 12/1/27(1)	400,000	405,532
Constellium SE, 5.625%, 6/15/28(1)	525,000	527,864
Constellium SE, 3.75%, 4/15/29(1)	1,775,000	1,596,373
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	3,875,000	3,905,186
First Quantum Minerals Ltd., 7.50%, 4/1/25(1)	1,225,000	1,244,894
Freeport-McMoRan, Inc., 4.375%, 8/1/28	450,000	452,729
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	625,000	608,434
IAMGOLD Corp., 5.75%, 10/15/28(1)	650,000	591,100
Mineral Resources Ltd., 8.125%, 5/1/27(1)	975,000	1,009,437
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)(2)(3)	400,000	24
Novelis Corp., 3.25%, 11/15/26(1)	475,000	454,338
Novelis Corp., 4.75%, 1/30/30(1)	325,000	316,137
Park-Ohio Industries, Inc., 6.625%, 4/15/27	1,075,000	901,576
Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(1)	108,657	114,634
PT FMG Resources August 2006 Pty Ltd., 4.375%, 4/1/31(1)	2,025,000	1,918,809
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	675,000	630,281
Taseko Mines Ltd., 7.00%, 2/15/26(1)	425,000	438,228
TMS International Corp., 6.25%, 4/15/29(1)	475,000	452,157
United States Steel Corp., 6.875%, 3/1/29	400,000	416,700
		30,843,370
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Blackstone Mortgage Trust, Inc., 3.75%, 1/15/27(1)	1,500,000	1,397,992
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 2/1/27(1)	575,000	552,218
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	450,000	424,984
Starwood Property Trust, Inc., 3.75%, 12/31/24(1)	275,000	267,123
		2,642,317
Multiline Retail — 0.3%
Macy's Retail Holdings LLC, 5.875%, 4/1/29(1)	1,250,000	1,248,556
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	100,000	98,767
Macy's Retail Holdings LLC, 6.125%, 3/15/32(1)	350,000	346,090
Macy's Retail Holdings LLC, 4.50%, 12/15/34	250,000	213,620
Macy's Retail Holdings LLC, 6.375%, 3/15/37	475,000	453,395
Macy's Retail Holdings LLC, 5.125%, 1/15/42	1,400,000	1,133,293
		3,493,721
24

	Principal Amount/Shares	Value
Oil, Gas and Consumable Fuels — 13.8%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 2/15/26(1)	$1,300,000	$1,351,239
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	1,450,000	1,571,408
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	1,100,000	1,122,022
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 6/15/29(1)	375,000	375,274
Antero Resources Corp., 7.625%, 2/1/29(1)	813,000	880,369
Antero Resources Corp., 5.375%, 3/1/30(1)	75,000	76,707
Apache Corp., 4.25%, 1/15/30	125,000	126,251
Apache Corp., 5.10%, 9/1/40	750,000	757,114
Apache Corp., 4.75%, 4/15/43	475,000	449,896
Apache Corp., 4.25%, 1/15/44	130,000	114,050
Apache Corp., 7.375%, 8/15/47	350,000	400,705
Apache Corp., 5.35%, 7/1/49	1,175,000	1,133,094
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 9.00%, 11/1/27(1)	1,280,000	1,754,944
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	775,000	814,955
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 6/30/29(1)	155,000	153,453
Athabasca Oil Corp., 9.75%, 11/1/26(1)	1,625,000	1,732,494
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	900,000	942,755
Callon Petroleum Co., 6.125%, 10/1/24	2,725,000	2,715,176
Callon Petroleum Co., 8.25%, 7/15/25	225,000	227,516
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	1,025,000	996,326
Chaparral Energy, Inc., 9.00% Cash or 13.00% PIK, 2/14/25(11)	192,736	635,261
Cheniere Energy Partners LP, 4.00%, 3/1/31	2,325,000	2,257,447
Cheniere Energy Partners LP, 3.25%, 1/31/32(1)	2,625,000	2,391,099
Cheniere Energy, Inc., 4.625%, 10/15/28	600,000	602,775
Citgo Holding, Inc., 9.25%, 8/1/24(1)	2,550,000	2,578,483
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	975,000	982,176
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	1,400,000	1,411,200
Civitas Resources, Inc., 5.00%, 10/15/26(1)	1,125,000	1,116,585
CNX Midstream Partners LP, 4.75%, 4/15/30(1)	675,000	632,880
CNX Resources Corp., 7.25%, 3/14/27(1)	2,000,000	2,119,370
CNX Resources Corp., 6.00%, 1/15/29(1)	1,125,000	1,137,718
Colgate Energy Partners III LLC, 5.875%, 7/1/29(1)	300,000	309,816
Comstock Resources, Inc., 7.50%, 5/15/25(1)	292,000	297,053
Comstock Resources, Inc., 6.75%, 3/1/29(1)	1,400,000	1,446,032
Comstock Resources, Inc., 5.875%, 1/15/30(1)	1,575,000	1,553,737
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(1)	3,200,000	3,148,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29(1)	1,725,000	1,722,119
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	1,450,000	1,479,435
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	425,000	425,903
DCP Midstream Operating LP, 5.375%, 7/15/25	500,000	516,255
DCP Midstream Operating LP, 5.625%, 7/15/27	400,000	420,166
DCP Midstream Operating LP, 5.125%, 5/15/29	1,875,000	1,932,178
Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.75%, 5/15/25	525,000	525,919
25

	Principal Amount/Shares	Value
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 6/1/28(1)	$1,075,000	$1,055,736
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 1/30/28(1)	175,000	181,103
Energean Israel Finance Ltd., 5.375%, 3/30/28(1)	475,000	459,162
Energean Israel Finance Ltd., 5.875%, 3/30/31(1)	550,000	527,335
EnLink Midstream LLC, 5.625%, 1/15/28(1)	150,000	153,210
EnLink Midstream LLC, 5.375%, 6/1/29	1,350,000	1,348,947
EnLink Midstream Partners LP, 4.40%, 4/1/24	325,000	329,786
EnLink Midstream Partners LP, 4.85%, 7/15/26	1,750,000	1,752,529
EnLink Midstream Partners LP, 5.60%, 4/1/44	375,000	324,188
EnLink Midstream Partners LP, 5.05%, 4/1/45	625,000	508,009
EnLink Midstream Partners LP, 5.45%, 6/1/47	1,300,000	1,097,876
EQM Midstream Partners LP, 4.75%, 7/15/23	980,000	988,849
EQM Midstream Partners LP, 4.00%, 8/1/24	200,000	198,141
EQM Midstream Partners LP, 6.00%, 7/1/25(1)	800,000	817,360
EQM Midstream Partners LP, 6.50%, 7/1/27(1)	375,000	392,286
EQM Midstream Partners LP, 5.50%, 7/15/28	875,000	879,979
EQM Midstream Partners LP, 4.50%, 1/15/29(1)	825,000	773,062
EQM Midstream Partners LP, 4.75%, 1/15/31(1)	825,000	772,621
EQM Midstream Partners LP, 6.50%, 7/15/48	800,000	773,492
EQT Corp., 3.90%, 10/1/27	1,100,000	1,098,438
EQT Corp., 7.50%, 2/1/30	754,000	875,025
Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27	275,000	283,201
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	500,000	503,400
Gulfport Energy Corp., 8.00%, 5/17/26(1)	1,358,509	1,399,577
Gulfport Energy Corp., 8.00%, 5/17/26	24,840	25,591
Harbour Energy PLC, 5.50%, 10/15/26(1)	375,000	370,791
Harvest Midstream I LP, 7.50%, 9/1/28(1)	1,400,000	1,432,018
Hess Midstream Operations LP, 5.625%, 2/15/26(1)	2,106,000	2,163,873
Hess Midstream Operations LP, 5.125%, 6/15/28(1)	1,750,000	1,752,275
Hilcorp Energy I LP / Hilcorp Finance Co., 6.25%, 11/1/28(1)	350,000	352,343
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 2/1/31(1)	1,500,000	1,509,375
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 2/1/28(1)	875,000	831,793
Ithaca Energy North Sea PLC, 9.00%, 7/15/26(1)	1,400,000	1,437,345
ITT Holdings LLC, 6.50%, 8/1/29(1)	1,150,000	1,064,624
Laredo Petroleum, Inc., 9.50%, 1/15/25	3,250,000	3,393,975
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26(1)	1,250,000	1,274,856
Matador Resources Co., 5.875%, 9/15/26	1,700,000	1,733,405
MEG Energy Corp., 7.125%, 2/1/27(1)	1,500,000	1,572,502
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	1,475,000	1,355,569
Moss Creek Resources Holdings, Inc., 10.50%, 5/15/27(1)	50,000	49,070
Murphy Oil Corp., 5.75%, 8/15/25	635,000	648,094
Murphy Oil Corp., 6.375%, 7/15/28	1,875,000	1,953,216
Murphy Oil Corp., 7.05%, 5/1/29	350,000	371,912
Murray Energy Corp., 9.00% Cash plus 3.00% PIK, 4/15/24(1)(2)(3)	4,545,734	23,183
New Fortress Energy, Inc., 6.50%, 9/30/26(1)	700,000	694,379
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(1)	2,050,000	2,019,137
26

	Principal Amount/Shares	Value
Northern Oil and Gas, Inc., 8.125%, 3/1/28(1)	$2,450,000	$2,556,354
NuStar Logistics LP, 5.75%, 10/1/25	350,000	357,187
NuStar Logistics LP, 6.00%, 6/1/26	350,000	354,379
NuStar Logistics LP, 6.375%, 10/1/30	175,000	177,555
Oasis Petroleum, Inc., 6.375%, 6/1/26(1)	525,000	538,800
Occidental Petroleum Corp., 6.95%, 7/1/24	595,000	639,899
Occidental Petroleum Corp., 8.00%, 7/15/25	450,000	505,845
Occidental Petroleum Corp., 5.875%, 9/1/25	50,000	53,182
Occidental Petroleum Corp., 5.50%, 12/1/25	1,025,000	1,080,247
Occidental Petroleum Corp., 5.55%, 3/15/26	1,675,000	1,777,476
Occidental Petroleum Corp., 8.50%, 7/15/27	800,000	947,875
Occidental Petroleum Corp., 7.125%, 10/15/27	325,000	362,331
Occidental Petroleum Corp., 6.375%, 9/1/28	300,000	338,229
Occidental Petroleum Corp., 8.875%, 7/15/30	475,000	609,755
Occidental Petroleum Corp., 6.625%, 9/1/30	500,000	574,375
Occidental Petroleum Corp., 7.50%, 5/1/31	2,965,000	3,622,681
Occidental Petroleum Corp., 7.875%, 9/15/31	1,050,000	1,312,027
Occidental Petroleum Corp., 6.45%, 9/15/36	1,950,000	2,294,370
Occidental Petroleum Corp., 7.95%, 6/15/39	310,000	393,793
Occidental Petroleum Corp., 4.30%, 8/15/39	275,000	260,448
Occidental Petroleum Corp., 6.20%, 3/15/40	2,150,000	2,390,950
Occidental Petroleum Corp., 6.60%, 3/15/46	3,075,000	3,619,629
Ovintiv, Inc., 8.125%, 9/15/30	900,000	1,128,806
Parkland Corp., 5.875%, 7/15/27(1)	750,000	749,561
Parkland Corp., 4.50%, 10/1/29(1)	2,150,000	1,996,060
Parkland Corp., 4.625%, 5/1/30(1)	875,000	815,076
PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 5/15/25(1)	100,000	103,136
PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 6/15/25	275,000	249,853
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	775,000	624,274
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	1,650,000	1,647,937
PDC Energy, Inc., 5.75%, 5/15/26	750,000	761,456
Penn Virginia Escrow LLC, 9.25%, 8/15/26(1)	1,025,000	1,082,451
Range Resources Corp., 5.00%, 3/15/23	537,000	541,565
Range Resources Corp., 8.25%, 1/15/29	1,345,000	1,475,895
Rockcliff Energy II LLC, 5.50%, 10/15/29(1)	900,000	902,322
Rockies Express Pipeline LLC, 3.60%, 5/15/25(1)	350,000	344,561
Rockies Express Pipeline LLC, 4.95%, 7/15/29(1)	425,000	412,526
Rockies Express Pipeline LLC, 4.80%, 5/15/30(1)	150,000	142,400
Rockies Express Pipeline LLC, 7.50%, 7/15/38(1)	150,000	152,509
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	825,000	817,150
SM Energy Co., 5.625%, 6/1/25	1,650,000	1,650,107
SM Energy Co., 6.75%, 9/15/26	425,000	437,597
SM Energy Co., 6.625%, 1/15/27	25,000	25,658
Southwestern Energy Co., 5.95%, 1/23/25	270,000	282,610
Southwestern Energy Co., 8.375%, 9/15/28	425,000	466,958
Southwestern Energy Co., 5.375%, 2/1/29	900,000	912,483
Southwestern Energy Co., 5.375%, 3/15/30	925,000	941,336
Southwestern Energy Co., 4.75%, 2/1/32	675,000	675,098
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	575,000	586,808
Sunoco LP / Sunoco Finance Corp., 4.50%, 4/30/30(1)	1,175,000	1,084,290
27

	Principal Amount/Shares	Value
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(1)	$575,000	$606,522
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(1)	900,000	874,687
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 9/1/31(1)	1,075,000	1,036,945
Talos Production, Inc., 12.00%, 1/15/26	525,000	568,961
Tap Rock Resources LLC, 7.00%, 10/1/26(1)	1,825,000	1,891,266
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26	1,800,000	1,857,465
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	825,000	837,383
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.875%, 1/15/29	75,000	80,603
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30	550,000	571,885
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.875%, 2/1/31	1,400,000	1,415,904
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32	300,000	289,068
Teine Energy Ltd., 6.875%, 4/15/29(1)	850,000	863,774
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31(1)	750,000	737,108
Western Midstream Operating LP, 4.65%, 7/1/26	125,000	128,283
Western Midstream Operating LP, 4.50%, 3/1/28	825,000	843,047
Western Midstream Operating LP, 4.75%, 8/15/28	450,000	465,284
Western Midstream Operating LP, 4.55%, 2/1/30	125,000	124,606
Western Midstream Operating LP, 5.45%, 4/1/44	650,000	660,322
Western Midstream Operating LP, 5.30%, 3/1/48	2,160,000	2,142,472
Western Midstream Operating LP, 5.50%, 8/15/48	375,000	370,988
		153,004,436
Paper and Forest Products — 0.2%
Ahlstrom-Munksjo Holding 3 Oy, 4.875%, 2/4/28(1)	400,000	369,013
Domtar Corp., 6.75%, 10/1/28(1)	725,000	727,497
Glatfelter Corp., 4.75%, 11/15/29(1)	450,000	382,225
Mercer International, Inc., 5.125%, 2/1/29	1,000,000	966,185
		2,444,920
Personal Products — 0.3%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	900,000	920,250
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	975,000	971,700
Edgewell Personal Care Co., 4.125%, 4/1/29(1)	1,225,000	1,128,666
		3,020,616
Pharmaceuticals — 2.3%
180 Medical, Inc., 3.875%, 10/15/29(1)	400,000	378,832
Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	1,200,000	1,197,960
Bausch Health Cos., Inc., 6.125%, 4/15/25(1)	5,531,000	5,582,853
Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	1,394,000	1,445,717
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	725,000	730,470
Bausch Health Cos., Inc., 7.00%, 1/15/28(1)	975,000	874,453
Bausch Health Cos., Inc., 6.25%, 2/15/29(1)	200,000	164,321
Bausch Health Cos., Inc., 7.25%, 5/30/29(1)	400,000	341,920
Bausch Health Cos., Inc., 5.25%, 2/15/31(1)	450,000	350,865
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 9.50%, 7/31/27(1)	1,420,000	1,247,470
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28(1)	2,056,000	1,169,350
28

	Principal Amount/Shares	Value
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 6.125%, 4/1/29(1)	$1,000,000	$913,705
Jazz Securities DAC, 4.375%, 1/15/29(1)	1,400,000	1,358,133
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)(2)(3)	3,615,000	1,723,397
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)(2)(3)	270,000	132,768
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 10.00%, 4/15/25(1)(3)	1,275,000	1,340,841
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.125%, 4/30/28(1)	1,300,000	1,240,200
Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/31(1)	1,200,000	1,159,620
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/25(1)	1,525,000	1,407,667
Par Pharmaceutical, Inc., 7.50%, 4/1/27(1)	2,258,000	2,110,824
Prestige Brands, Inc., 5.125%, 1/15/28(1)	525,000	522,160
Prestige Brands, Inc., 3.75%, 4/1/31(1)	600,000	536,682
		25,930,208
Professional Services — 0.5%
AMN Healthcare, Inc., 4.625%, 10/1/27(1)	475,000	462,747
AMN Healthcare, Inc., 4.00%, 4/15/29(1)	1,950,000	1,809,893
ASGN, Inc., 4.625%, 5/15/28(1)	1,575,000	1,538,264
Dun & Bradstreet Corp., 5.00%, 12/15/29(1)	225,000	211,746
Science Applications International Corp., 4.875%, 4/1/28(1)	1,150,000	1,135,499
		5,158,149
Real Estate Management and Development — 1.0%
Cushman & Wakefield US Borrower LLC, 6.75%, 5/15/28(1)	500,000	523,330
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	450,000	461,146
Forestar Group, Inc., 3.85%, 5/15/26(1)	950,000	887,086
Forestar Group, Inc., 5.00%, 3/1/28(1)	450,000	422,798
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	900,000	908,253
Howard Hughes Corp., 5.375%, 8/1/28(1)	1,300,000	1,307,208
Howard Hughes Corp., 4.125%, 2/1/29(1)	950,000	893,361
Howard Hughes Corp., 4.375%, 2/1/31(1)	625,000	588,369
Kennedy-Wilson, Inc., 4.75%, 2/1/30	675,000	643,177
Newmark Group, Inc., 6.125%, 11/15/23	650,000	680,745
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	100,000	100,751
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29(1)	2,935,000	2,771,931
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	1,275,000	1,174,594
		11,362,749
Road and Rail — 1.3%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	2,823,000	2,632,447
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.75%, 4/1/28(1)	1,550,000	1,488,705
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	850,000	838,406
Hertz Corp., 4.625%, 12/1/26(1)	150,000	140,283
Hertz Corp., 5.00%, 12/1/29(1)	1,100,000	996,925
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	950,000	934,553
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29(1)	875,000	846,081
Uber Technologies, Inc., 7.50%, 5/15/25(1)	1,550,000	1,619,138
29

	Principal Amount/Shares	Value
Uber Technologies, Inc., 8.00%, 11/1/26(1)	$1,025,000	$1,090,292
Uber Technologies, Inc., 7.50%, 9/15/27(1)	425,000	453,690
Uber Technologies, Inc., 6.25%, 1/15/28(1)	1,350,000	1,397,581
Uber Technologies, Inc., 4.50%, 8/15/29(1)	1,275,000	1,197,703
XPO Logistics, Inc., 6.25%, 5/1/25(1)	400,000	413,920
		14,049,724
Semiconductors and Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 6.625%, 9/15/27(1)	425,000	439,754
ams-OSRAM AG, 7.00%, 7/31/25(1)	900,000	915,750
Synaptics, Inc., 4.00%, 6/15/29(1)	950,000	897,379
		2,252,883
Software — 2.0%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	425,000	441,265
Boxer Parent Co., Inc., 9.125%, 3/1/26(1)	500,000	516,228
Camelot Finance SA, 4.50%, 11/1/26(1)	1,375,000	1,339,518
Castle US Holding Corp., 9.50%, 2/15/28(1)	1,500,000	1,492,132
Elastic NV, 4.125%, 7/15/29(1)	700,000	651,861
Fair Isaac Corp., 4.00%, 6/15/28(1)	625,000	606,200
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl, 4.625%, 5/1/28(1)	800,000	737,524
LogMeIn, Inc., 5.50%, 9/1/27(1)	1,850,000	1,730,175
NCR Corp., 5.75%, 9/1/27(1)	1,975,000	1,977,627
NCR Corp., 5.00%, 10/1/28(1)	775,000	743,411
NCR Corp., 5.125%, 4/15/29(1)	2,350,000	2,261,981
NCR Corp., 6.125%, 9/1/29(1)	1,475,000	1,481,962
NCR Corp., 5.25%, 10/1/30(1)	450,000	427,356
Open Text Corp., 3.875%, 2/15/28(1)	875,000	840,446
Open Text Corp., 3.875%, 12/1/29(1)	1,325,000	1,260,850
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	1,000,000	950,200
Open Text Holdings, Inc., 4.125%, 12/1/31(1)	1,800,000	1,689,021
Rocket Software, Inc., 6.50%, 2/15/29(1)	775,000	704,828
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	1,220,000	1,230,675
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	1,350,000	1,282,365
		22,365,625
Specialty Retail — 3.0%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(1)	625,000	660,900
Arko Corp., 5.125%, 11/15/29(1)	475,000	433,126
Asbury Automotive Group, Inc., 4.50%, 3/1/28	425,000	409,148
Asbury Automotive Group, Inc., 4.625%, 11/15/29(1)	425,000	396,304
Asbury Automotive Group, Inc., 4.75%, 3/1/30	225,000	212,636
Asbury Automotive Group, Inc., 5.00%, 2/15/32(1)	425,000	395,641
At Home Group, Inc., 7.125%, 7/15/29(1)	400,000	346,776
Bath & Body Works, Inc., 9.375%, 7/1/25(1)	202,000	230,805
Bath & Body Works, Inc., 5.25%, 2/1/28	50,000	50,397
Bath & Body Works, Inc., 7.50%, 6/15/29	793,000	860,008
Bath & Body Works, Inc., 6.625%, 10/1/30(1)	1,150,000	1,208,851
Bath & Body Works, Inc., 6.875%, 11/1/35	605,000	624,303
Bath & Body Works, Inc., 6.75%, 7/1/36	3,000,000	3,061,335
BCPE Ulysses Intermediate, Inc., 7.75% Cash or 8.50% PIK, 4/1/27(1)(4)	650,000	590,629
eG Global Finance PLC, 6.75%, 2/7/25(1)	1,175,000	1,173,819
eG Global Finance PLC, 8.50%, 10/30/25(1)	600,000	615,225
30

	Principal Amount/Shares	Value
Ferrellgas LP / Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	$1,425,000	$1,347,879
Ferrellgas LP / Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	2,175,000	2,011,810
Gap, Inc., 3.625%, 10/1/29(1)	450,000	401,839
Gap, Inc., 3.875%, 10/1/31(1)	325,000	283,741
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	450,000	423,785
LBM Acquisition LLC, 6.25%, 1/15/29(1)	1,050,000	984,800
Lithia Motors, Inc., 4.625%, 12/15/27(1)	825,000	819,881
Lithia Motors, Inc., 3.875%, 6/1/29(1)	1,850,000	1,751,450
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 7.75%, 2/15/26(1)	1,550,000	1,491,565
Michaels Cos., Inc., 5.25%, 5/1/28(1)	325,000	298,799
Michaels Cos., Inc., 7.875%, 5/1/29(1)	250,000	214,374
Murphy Oil USA, Inc., 5.625%, 5/1/27	100,000	101,789
Murphy Oil USA, Inc., 4.75%, 9/15/29	375,000	372,631
Party City Holdings, Inc., 8.75%, 2/15/26(1)	725,000	692,375
PetSmart, Inc. / PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300,000	1,258,049
PetSmart, Inc. / PetSmart Finance Corp., 7.75%, 2/15/29(1)	1,075,000	1,111,249
Sonic Automotive, Inc., 4.625%, 11/15/29(1)	650,000	585,816
Sonic Automotive, Inc., 4.875%, 11/15/31(1)	1,300,000	1,156,090
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.375%, 9/30/26(1)	550,000	560,093
SRS Distribution, Inc., 4.625%, 7/1/28(1)	325,000	311,098
Staples, Inc., 7.50%, 4/15/26(1)	1,650,000	1,604,130
Staples, Inc., 10.75%, 4/15/27(1)	1,950,000	1,737,518
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	675,000	633,724
Superior Plus LP / Superior General Partner, Inc., 4.50%, 3/15/29(1)	950,000	893,774
Victoria's Secret & Co., 4.625%, 7/15/29(1)	400,000	360,750
White Cap Buyer LLC, 6.875%, 10/15/28(1)	825,000	782,756
		33,461,668
Technology Hardware, Storage and Peripherals — 0.3%
Diebold Nixdorf, Inc., 8.50%, 4/15/24	800,000	767,960
Diebold Nixdorf, Inc., 9.375%, 7/15/25(1)	750,000	763,039
Xerox Holdings Corp., 5.00%, 8/15/25(1)	950,000	962,245
Xerox Holdings Corp., 5.50%, 8/15/28(1)	750,000	732,210
		3,225,454
Textiles, Apparel and Luxury Goods — 0.1%
Crocs, Inc., 4.125%, 8/15/31(1)	450,000	381,067
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC, 7.50%, 5/1/25(1)	750,000	677,010
Kontoor Brands, Inc., 4.125%, 11/15/29(1)	550,000	503,874
		1,561,951
Thrifts and Mortgage Finance — 1.5%
Enact Holdings, Inc., 6.50%, 8/15/25(1)	1,150,000	1,188,324
Freedom Mortgage Corp., 7.625%, 5/1/26(1)	1,325,000	1,267,442
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	1,400,000	1,300,250
MGIC Investment Corp., 5.25%, 8/15/28	3,100,000	3,065,869
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	975,000	993,837
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(1)	750,000	721,725
Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30(1)	1,275,000	1,181,746
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/31(1)	425,000	406,081
NMI Holdings, Inc., 7.375%, 6/1/25(1)	775,000	814,738
31

	Principal Amount/Shares	Value
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	$1,300,000	$1,118,020
PennyMac Financial Services, Inc., 5.75%, 9/15/31(1)	525,000	467,539
Provident Funding Associates LP / PFG Finance Corp., 6.375%, 6/15/25(1)	425,000	418,393
Radian Group, Inc., 4.50%, 10/1/24	675,000	679,229
Radian Group, Inc., 4.875%, 3/15/27	1,279,000	1,287,026
United Wholesale Mortgage LLC, 5.75%, 6/15/27(1)	450,000	418,500
United Wholesale Mortgage LLC, 5.50%, 4/15/29(1)	1,375,000	1,228,012
		16,556,731
Trading Companies and Distributors — 0.6%
Alta Equipment Group, Inc., 5.625%, 4/15/26(1)	475,000	452,240
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(1)	375,000	373,266
Beacon Roofing Supply, Inc., 4.125%, 5/15/29(1)	1,275,000	1,180,210
Fly Leasing Ltd., 7.00%, 10/15/24(1)	800,000	720,620
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/1/25(1)	1,025,000	1,018,829
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27(1)	1,025,000	1,072,150
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 5/1/28(1)	925,000	842,203
Foundation Building Materials, Inc., 6.00%, 3/1/29(1)	775,000	699,004
		6,358,522
Transportation Infrastructure†
First Student Bidco, Inc. / First Transit Parent, Inc., 4.00%, 7/31/29(1)	475,000	443,643
Water Utilities — 0.1%
Solaris Midstream Holdings LLC, 7.625%, 4/1/26(1)	800,000	827,056
Wireless Telecommunication Services — 1.4%
Digicel Group Holdings Ltd., 5.00% Cash plus 3.00% PIK, 4/1/25(1)	743,793	653,950
Digicel Group Holdings Ltd., 8.00% Cash plus 2.00% PIK, 4/1/24	3,377,930	3,356,531
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	145,300	144,802
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 6.00% Cash plus 7.00% PIK, 12/31/25(1)	82,515	81,988
Sprint Corp., 7.875%, 9/15/23	3,040,000	3,233,785
Sprint Corp., 7.125%, 6/15/24	1,250,000	1,342,250
Sprint Corp., 7.625%, 3/1/26	325,000	367,188
T-Mobile USA, Inc., 2.625%, 4/15/26	400,000	382,568
T-Mobile USA, Inc., 4.75%, 2/1/28	250,000	254,350
T-Mobile USA, Inc., 2.625%, 2/15/29	1,025,000	936,947
T-Mobile USA, Inc., 2.875%, 2/15/31	575,000	518,938
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(1)	1,750,000	1,602,842
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(1)	1,400,000	1,321,593
Vodafone Group PLC, VRN, 7.00%, 4/4/79	1,200,000	1,328,034
		15,525,766
TOTAL CORPORATE BONDS (Cost $1,069,365,581)		1,040,609,778
PREFERRED STOCKS — 1.5%
Banks — 0.8%
Bank of America Corp., 5.125%	725,000	730,891
Bank of America Corp., 5.875%	50,000	50,552
Bank of America Corp., 6.25%	625,000	647,625
Barclays PLC, 6.125%	400,000	409,000
32

	Principal Amount/Shares	Value
Barclays PLC, 7.75%	400,000	$415,614
Barclays PLC, 8.00%	820,000	868,380
Citigroup, Inc., 4.00%	700,000	673,750
Citigroup, Inc., 4.70%	1,175,000	1,128,000
Citigroup, Inc., 5.95%	50,000	50,655
Citigroup, Inc., 6.25%	950,000	994,365
JPMorgan Chase & Co., 3.77%	775,000	775,006
JPMorgan Chase & Co., 4.60%	700,000	676,375
JPMorgan Chase & Co., 6.125%	625,000	633,750
JPMorgan Chase & Co., Series R, 6.00%	75,000	76,125
NatWest Group PLC, 8.00%	600,000	652,569
		8,782,657
Capital Markets — 0.2%
Credit Suisse Group AG, 5.10%(1)	400,000	369,000
Credit Suisse Group AG, 6.25%(1)	1,040,000	1,051,655
Goldman Sachs Group, Inc., 4.95%	1,275,000	1,275,765
		2,696,420
Consumer Finance†
Ally Financial, Inc., 4.70%	250,000	236,109
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(1)	1,050,000	1,024,070
Oil, Gas and Consumable Fuels — 0.4%
Energy Transfer LP, 6.25%	475,000	407,906
Global Partners LP, 9.50%	33,282	879,717
Gulfport Energy Corp., 10.00% Cash or 15.00% PIK (4)	66	375,650
Plains All American Pipeline LP, 6.125%	2,850,000	2,445,300
		4,108,573
TOTAL PREFERRED STOCKS (Cost $16,564,437)		16,847,829
BANK LOAN OBLIGATIONS(8) — 1.1%
Airlines — 0.1%
United Airlines, Inc., 2021 Term Loan B, 4.50%, (3-month LIBOR plus 3.75%), 4/21/28	$694,750	687,754
Auto Components†
Clarios Global LP, 2021 USD Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 4/30/26	189,110	187,030
Chemicals — 0.1%
Consolidated Energy Finance, S.A., Term Loan B, 2.96%, (6-month LIBOR plus 2.50%), 5/7/25	915,461	890,286
Containers and Packaging†
BWAY Holding Company, 2017 Term Loan B, 3.48%, (1-month LIBOR plus 3.25%), 4/3/24	121,367	119,913
Diversified Telecommunication Services — 0.1%
Consolidated Communications, Inc., 2021 Term Loan B, 4.25%, (1-month LIBOR plus 3.50%), 10/2/27	1,050,000	990,187
Energy Equipment and Services — 0.1%
Apergy Corporation, 2020 Term Loan, 6.00%, (3-month LIBOR plus 5.00%), 6/3/27	998,552	1,003,964
Parker Drilling Co, 2nd Lien PIK Term Loan, 11.00% Cash plus 2.00% PIK, (2.00% PIK, 11.00% Fixed), 3/26/24	184,295	183,373
		1,187,337
Entertainment†
Allen Media, LLC, 2021 Term Loan B, 6.30%, (3-month LIBOR plus 5.50%), 2/10/27	536,227	532,741
33

	Principal Amount/Shares	Value
Health Care Equipment and Supplies — 0.1%
Avantor Funding, Inc., 2021 Term Loan B5, 2.75%, (1-month LIBOR plus 2.25%), 11/8/27	$1,019,875	$1,013,501
Embecta Corp., Term Loan B, 3/30/29(9)	61,957	61,232
		1,074,733
Hotels, Restaurants and Leisure — 0.2%
Golden Nugget, Inc., 2020 Initial Term Loan, 13.00%, (1-month LIBOR plus 12.00%), 10/4/23	125,000	133,750
Scientific Games Holdings LP, 2022 USD Term Loan B, 4/4/29(9)	1,250,000	1,240,400
UFC Holdings, LLC, 2021 Term Loan B, 3.50%, (6-month LIBOR plus 2.75%), 4/29/26	765,148	758,659
		2,132,809
Insurance†
Asurion LLC, 2018 Term Loan B6, 3.58%, (1-month LIBOR plus 3.12%), 11/3/23	38,424	38,246
Hub International Limited, 2018 Term Loan B, 3.27%, (3-month LIBOR plus 3.00%), 4/25/25	261,906	259,287
		297,533
Media — 0.1%
Diamond Sports Group, LLC, 2022 2nd Lien Term Loan, 3.54%, (3-month SOFR plus 3.25%), 8/24/26	439,875	152,445
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	453,625	453,714
		606,159
Oil, Gas and Consumable Fuels — 0.2%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 10.00%, (3-month LIBOR plus 9.00%), 11/1/25	1,486,000	1,593,735
CITGO Holding Inc., 2019 Term Loan B, 8.00%, (1-month LIBOR plus 7.00%), 8/1/23	904,188	894,956
		2,488,691
Road and Rail†
PODS, LLC, 2021 Term Loan B, 3.75%, (3-month LIBOR plus 3.00%), 3/31/28	99,251	98,311
Specialty Retail — 0.1%
Staples, Inc., 7 Year Term Loan, 5.32%, (3-month LIBOR plus 5.00%), 4/16/26	751,533	711,920
TOTAL BANK LOAN OBLIGATIONS (Cost $12,294,727)		12,005,404
COMMON STOCKS — 0.4%
Building Products†
Hardwood Holdings, Inc. (Acquired 4/27/21, Cost $9,825)(2)(10)	1,310	79,910
Diversified Telecommunication Services†
Intelsat Emergence SA(2)	14,722	439,746
Energy Equipment and Services — 0.2%
Diamond Offshore Drilling, Inc.(2)	52,357	373,305
Noble Corp.(2)	1,111	38,941
Parker Drilling Co.(2)	10,567	52,835
Superior Energy Services (Acquired 2/16/21, Cost $1,363,708)(2)(10)	25,015	1,184,043
		1,649,124
Metals and Mining†
Petra Diamonds Ltd.(2)	54,100	82,439
Oil, Gas and Consumable Fuels — 0.2%
Bruin Blocker LLC (Acquired 7/23/18 - 9/19/19, Cost $19,109)(2)(10)	1,121	964
34

	Principal Amount/Shares	Value
Chaparral Energy, Inc. (Acquired 6/26/18 - 8/13/20, Cost $926,126)(2)(10)	8,785	$412,895
Gulfport Energy Corp.(2)	16,938	1,521,371
Summit Midstream Partners LP(2)	40,139	597,269
		2,532,499
TOTAL COMMON STOCKS (Cost $6,791,599)		4,783,718
WARRANTS — 0.1%
Diversified Telecommunication Services†
Intelsat Emergence SA(2)	3	10
Hotels, Restaurants and Leisure†
CWT Travel Holdings, Inc.(2)	5,263	27,420
CWT Travel Holdings, Inc.(2)	5,540	33,351
		60,771
Oil, Gas and Consumable Fuels — 0.1%
Athabasca Oil Corp.(2)	2,125	735,570
Denbury, Inc.(2)	5,645	293,032
		1,028,602
TOTAL WARRANTS (Cost $1,443,295)		1,089,383
CONVERTIBLE BONDS†
Banks†
Barclays Bank PLC, 7.625%, 11/21/22	$215,000	220,448
Wireless Telecommunication Services†
Digicel Group Holdings Ltd., 7.00% PIK(1)(5)	104,314	83,683
TOTAL CONVERTIBLE BONDS (Cost $235,755)		304,131
ESCROW INTERESTS(6)†
Electric Utilities†
GenOn Energy(2)	425,000	—
The Hertz Corp.(2)	1,075,000	64,500
		64,500
Oil, Gas and Consumable Fuels†
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.(2)	450,000	6,750
Gulfport Energy Operating Corp.(2)	620,000	3,131
Gulfport Energy Operating Corp.(2)	760,000	3,838
Gulfport Energy Operating Corp.(2)	525,000	2,651
Sanchez Energy Corp.(2)	3,515,000	61,513
Sanchez Energy Corp.(2)	1,700,000	29,750
		107,633
TOTAL ESCROW INTERESTS (Cost $4,096,273)		172,133
RIGHTS†
Diversified Telecommunication Services†
Intelsat Jackson Holdings SA(2)	1,541	8,090
Intelsat Jackson Holdings SA(2)	1,541	7,705
		15,795
TOTAL RIGHTS (Cost $—)		15,795
35

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 1.7%
Money Market Funds — 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	18,807,033	$18,807,033
TOTAL SHORT-TERM INVESTMENTS (Cost $18,807,033)		18,807,033
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $1,129,598,700)		1,094,635,204
OTHER ASSETS AND LIABILITIES — 1.6%		17,499,340
TOTAL NET ASSETS — 100.0%		$1,112,134,544

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind. Security may pay a cash rate and/or an in kind rate.
USD	-	United States Dollar
SOFR	-	Secured Overnight Financing Rate
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $783,749,373, which represented 70.5% of total net assets.
(2)Non-income producing.
(3)Security is in default.
(4)The security's rate was paid in cash at the last payment date.
(5)Perpetual maturity with no stated maturity date.
(6)Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.
(7)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(8)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(9)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(10)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $1,677,812, which represented 0.2% of total net assets.
(11)The security's rate was paid in kind or a combination of cash and in kind at the last payment date.

See Notes to Financial Statements.
36

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $1,129,598,700)	$1,094,635,204
Cash	25,679
Receivable for investments sold	3,296,086
Receivable for capital shares sold	96,128
Interest and dividends receivable	17,938,538
1,115,991,635

Liabilities
Payable for investments purchased	3,636,957
Payable for capital shares redeemed	148,816
Accrued management fees	71,318
3,857,091

Net Assets	$1,112,134,544

Net Assets Consist of:
Capital paid in	$1,164,923,394
Distributable earnings	(52,788,850)
$1,112,134,544

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$105,007,570	11,214,762	$9.36
G Class	$1,007,126,974	107,539,817	$9.37

See Notes to Financial Statements.
37

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$70,028,882
Dividends	3,300
70,032,182

Expenses:
Management fees	6,901,297
Trustees' fees and expenses	78,175
Other expenses	406
6,979,878
Fees waived - G Class	(5,782,149)
1,197,729

Net investment income (loss)	68,834,453

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	20,407,792
Change in net unrealized appreciation (depreciation) on investments	(76,567,096)

Net realized and unrealized gain (loss)	(56,159,304)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,675,149

See Notes to Financial Statements.
38

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$68,834,453	$55,636,907
Net realized gain (loss)	20,407,792	(3,789,423)
Change in net unrealized appreciation (depreciation)	(76,567,096)	144,733,734
Net increase (decrease) in net assets resulting from operations	12,675,149	196,581,218

Distributions to Shareholders
From earnings:
Investor Class	(8,599,858)	(7,176,956)
G Class	(74,115,134)	(49,725,124)
Decrease in net assets from distributions	(82,714,992)	(56,902,080)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(66,909,965)	575,208,032

Net increase (decrease) in net assets	(136,949,808)	714,887,170

Net Assets
Beginning of period	1,249,084,352	534,197,182
End of period	$1,112,134,544	$1,249,084,352

See Notes to Financial Statements.
39

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

40

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent
41

company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 57% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	G Class
0.775%	0.000%(1)
(1)Annual management fee before waiver was 0.525%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 were $480,716,301 and $559,434,041, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	13,001	$128,193	5,095,386	$50,129,659
Issued in reinvestment of distributions	870,657	8,599,858	763,329	7,176,956
Redeemed	(7,563,414)	(73,387,367)	(274,905)	(2,714,291)
	(6,679,756)	(64,659,316)	5,583,810	54,592,324
G Class
Sold	9,345,352	93,420,688	56,322,715	528,919,451
Issued in reinvestment of distributions	7,508,426	74,115,134	5,251,123	49,719,865
Redeemed	(17,338,142)	(169,786,471)	(6,128,639)	(58,023,608)
	(484,364)	(2,250,649)	55,445,199	520,615,708
Net increase (decrease)	(7,164,120)	$(66,909,965)	61,029,009	$575,208,032

42

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$1,040,609,778	—
Preferred Stocks	$879,717	15,968,112	—
Bank Loan Obligations	—	12,005,404	—
Common Stocks	2,530,886	2,252,832	—
Warrants	—	1,089,383	—
Convertible Bonds	—	304,131	—
Escrow Interests	—	172,133	—
Rights	—	15,795	—
Short-Term Investments	18,807,033	—	—
	$22,217,636	$1,072,417,568	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

43

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$82,409,002	$56,902,080
Long-term capital gains	$305,990	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,130,884,594
Gross tax appreciation of investments	$23,346,964
Gross tax depreciation of investments	(59,596,354)
Net tax appreciation (depreciation) of investments	$(36,249,390)
Undistributed ordinary income	—
Accumulated long-term gains	$6,655,518
Accumulated short-term capital losses	$(1,155,935)
Accumulated long-term capital losses	$(22,039,043)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Due to a shift in ownership of the fund, future capital loss carryover utilization in any given year is subject to Internal Revenue Code limitations. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

9. Corporate Event

On December 16, 2021, the Board of Trustees approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to High Income Fund, one fund in a series issued by the trust, in exchange for shares of High Income Fund. The financial statements and performance history of High Income Fund will survive after the reorganization. The reorganization is expected to be effective at the close of the NYSE on May 27, 2022.

44

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.92	0.48	(0.45)	0.03	(0.49)	(0.10)	(0.59)	$9.36	0.16%	0.78%	0.78%	4.84%	4.84%	40%	$105,008
2021	$8.23	0.51	1.70	2.21	(0.52)	—	(0.52)	$9.92	27.44%	0.78%	0.78%	5.39%	5.39%	56%	$177,498
2020	$9.62	0.53	(1.39)	(0.86)	(0.53)	—	(0.53)	$8.23	(9.51)%	0.78%	0.81%	5.51%	5.48%	58%	$101,337
2019	$9.77	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$9.62	4.21%	0.78%	0.86%	5.66%	5.58%	38%	$140,096
2018(3)	$10.00	0.43	(0.21)	0.22	(0.43)	(0.02)	(0.45)	$9.77	2.18%	0.81%(4)	0.85%(4)	5.04%(4)	5.00%(4)	64%	$142,308
G Class
2022	$9.92	0.56	(0.44)	0.12	(0.57)	(0.10)	(0.67)	$9.37	1.04%	0.00%(5)	0.53%	5.62%	5.09%	40%	$1,007,127
2021	$8.23	0.58	1.71	2.29	(0.60)	—	(0.60)	$9.92	28.42%	0.00%(5)	0.53%	6.17%	5.64%	56%	$1,071,586
2020	$9.62	0.60	(1.38)	(0.78)	(0.61)	—	(0.61)	$8.23	(8.80)%	0.01%	0.56%	6.28%	5.73%	58%	$432,861
2019	$9.77	0.62	(0.15)	0.47	(0.62)	—	(0.62)	$9.62	5.02%	0.01%	0.61%	6.43%	5.83%	38%	$562,700
2018(3)	$10.00	0.50	(0.22)	0.28	(0.49)	(0.02)	(0.51)	$9.77	2.76%	0.12%(4)	0.61%(4)	5.73%(4)	5.24%(4)	64%	$670,244

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)May 19, 2017 (fund inception) through March 31, 2018.
(4)Annualized.
(5)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT High Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT High Income Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

47

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
48

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

50

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

51

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

52

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,751,363 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $305,990, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

53

Notes
54

Notes
55

Notes
56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93335 2205

Annual Report

March 31, 2022

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	0.01%	0.85%	0.45%	11/17/93
A Class	ACAXX	0.01%	0.72%	0.38%	8/28/98
C Class	ARCXX	0.01%	0.46%	0.25%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2022
7-Day Current Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
Before waiver	-0.09%	-0.35%	-0.85%
7-Day Effective Yields	Investor Class	A Class	C Class
After waiver(1)	0.01%	0.01%	0.01%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	41 days
Weighted Average Life	79 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	65%
31-90 days	19%
91-180 days	9%
More than 180 days	7%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$1.10	0.22%
A Class	$1,000	$1,000.00	$1.10	0.22%
C Class	$1,000	$1,000.00	$1.25	0.25%
Hypothetical
Investor Class	$1,000	$1,023.84	$1.11	0.22%
A Class	$1,000	$1,023.84	$1.11	0.22%
C Class	$1,000	$1,023.69	$1.26	0.25%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
COMMERCIAL PAPER(1) — 47.0%
Alinghi Funding Co. LLC, 0.23%, 5/24/22 (LOC: UBS AG)(2)	$25,650,000	$25,641,315
Alinghi Funding Co. LLC, 1.17%, 6/21/22 (LOC: UBS AG)(2)	9,500,000	9,475,419
Alinghi Funding Co. LLC, 0.71%, 8/17/22 (LOC: UBS AG)(2)	15,500,000	15,458,408
Banco Santander SA, 0.42%, 5/27/22	17,500,000	17,500,000
Bank of Montreal, 0.22%, 5/18/22	25,000,000	25,000,000
Bank of Montreal, 0.45%, 11/28/22	7,500,000	7,500,000
Bank of Montreal, VRN, 0.42%, 8/2/22	20,000,000	20,000,000
Bank of Montreal, VRN, 0.52%, (SOFR plus 0.25%), 1/12/23	7,500,000	7,500,000
Bank of Montreal, VRN, 0.52%, (SOFR plus 0.25%), 3/1/23	7,000,000	7,000,000
Bank of Nova Scotia, VRN, 0.49%, (SOFR plus 0.22%), 6/3/22	22,500,000	22,500,000
Bank of Nova Scotia, VRN, 0.43%, (SOFR plus 0.16%), 7/18/22	25,000,000	25,000,000
Bank of Nova Scotia, VRN, 0.42%, (SOFR plus 0.15%), 10/21/22	15,000,000	14,996,609
Bank of Nova Scotia, VRN, 0.42%, 10/28/22	9,000,000	8,997,370
Barclays Bank PLC, VRN, 0.46%, 5/13/22 (LOC: Barclays Bank PLC)(2)	15,000,000	15,000,000
Bennington Stark Capital Co. LLC, 0.35%, 5/5/22 (LOC: Societe Generale SA)(2)	12,250,000	12,249,769
Canadian Imperial Bank of Commerce, 0.22%, 11/4/22	9,000,000	9,000,000
Canadian Imperial Bank of Commerce, VRN, 0.41%, (SOFR plus 0.14%), 6/14/22(2)	25,000,000	25,000,000
Canadian Imperial Bank of Commerce, VRN, 0.41%, (SOFR plus 0.14%), 6/20/22(2)	20,000,000	20,000,000
Collateralized Commercial Paper FLEX Co. LLC, VRN, 0.47%, 7/18/22 (LOC: J.P. Morgan Securities LLC)(2)	7,500,000	7,500,000
Collateralized Commercial Paper FLEX Co. LLC, VRN, 0.47%, (SOFR plus 0.20%), 10/3/22 (LOC: J.P. Morgan Securities LLC)(2)	25,000,000	25,000,000
Collateralized Commercial Paper V Co. LLC, 0.18%, 4/11/22 (LOC: J.P. Morgan Securities LLC)	15,000,000	14,999,250
Collateralized Commercial Paper V Co. LLC, 0.18%, 4/14/22 (LOC: J.P. Morgan Securities LLC)	10,000,000	9,999,350
Commonwealth Bank of Australia, 0.20%, 5/13/22	16,500,000	16,496,150
Concord Minutemen Capital Co. LLC, 0.26%, 4/13/22 (LOC: Goldman Sachs International)(2)	7,850,000	7,849,320
Cooperatieve Rabobank UA, VRN, 0.37%, 4/29/22	27,500,000	27,500,000
Credit Suisse AG, 0.38%, 5/4/22	5,000,000	5,000,000
Credit Suisse AG, 0.68%, 6/1/22(2)	4,500,000	4,494,891
Credit Suisse AG, VRN, 0.45%, (SOFR plus 0.18%), 5/4/22	5,000,000	5,000,000
DBS Bank Ltd., 0.71%, 6/1/22(2)	13,500,000	13,483,988
Fairway Finance Co. LLC, 0.68%, 6/28/22 (LOC: Bank of Montreal)(2)	18,000,000	17,970,520
First Abu Dhabi Bank PJSC, 0.34%, 6/28/22	25,000,000	24,979,833
Great Bear Funding LLC, 0.44%, 7/15/22 (LOC: Bank of Nova Scotia)	10,500,000	10,500,000
Great Bear Funding LLC, 0.47%, 10/17/22 (LOC: Bank of Nova Scotia)	23,500,000	23,500,000
ING U.S. Funding LLC, 0.24%, 4/20/22	15,060,000	15,058,092
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(2)	25,000,000	25,000,000
LMA-Americas LLC, 0.55%, 5/5/22 (LOC: Credit Agricole Corporate and Investment Bank)	6,000,000	5,996,940
National Australia Bank Ltd., 1.12%, 9/2/22(2)	11,500,000	11,445,886
National Australia Bank Ltd., Series CPIB, VRN, 0.47%, 4/22/22(2)	24,000,000	24,000,272
7

	Principal Amount	Value
National Bank of Canada, VRN, 0.42%, (SOFR plus 0.15%), 7/13/22(2)	$17,000,000	$17,000,000
Nordea Bank Abp, 0.27%, 10/21/22	10,000,000	9,984,775
Nordea Bank Abp, 0.44%, 11/21/22	12,500,000	12,464,656
Old Line Funding LLC, 0.77%, 7/25/22 (LOC: Royal Bank of Canada)	8,000,000	7,980,578
Regatta Funding Co. LLC, 0.86%, 5/23/22 (LOC: Credit Suisse AG)	10,000,000	10,000,000
Ridgefield Funding Co. LLC, 0.25%, 4/6/22 (LOC: BNP Paribas)(2)	1,600,000	1,599,944
Ridgefield Funding Co. LLC, 0.16%, 4/11/22 (LOC: BNP Paribas)(2)	12,500,000	12,499,444
Ridgefield Funding Co. LLC, 0.29%, 5/16/22 (LOC: BNP Paribas)(2)	3,690,000	3,688,662
Ridgefield Funding Co. LLC, Series A1, VRN, 0.46%, (SOFR plus 0.19%), 8/9/22 (LOC: BNP Paribas)(2)	7,500,000	7,500,000
Royal Bank of Canada, 0.21%, 7/12/22(2)	10,000,000	9,994,050
Royal Bank of Canada, 0.24%, 10/12/22(2)	9,750,000	9,737,390
Royal Bank of Canada, VRN, 0.52%, 12/1/22(2)	4,980,000	4,980,000
Royal Bank of Canada, VRN, 0.70%, (SOFR plus 0.43%), 3/1/23(2)	15,000,000	15,000,000
Skandinaviska Enskilda Banken AB, 0.33%, 4/1/22(2)	650,000	650,000
Societe Generale SA, 0.35%, 6/24/22	10,000,000	9,992,067
Societe Generale SA, 0.76%, 8/9/22(2)	7,000,000	6,981,042
Svenska Handelsbanken AB, 0.35%, 11/1/22	16,990,000	16,955,661
Svenska Handelsbanken AB, VRN, 0.68%, (SOFR plus 0.40%), 3/1/23(2)	27,000,000	27,000,000
Toronto-Dominion Bank, 0.19%, 7/25/22	15,000,000	14,990,896
UBS AG, VRN, 0.47%, 10/14/22(2)	10,000,000	10,000,000
Versailles Commercial Paper LLC, 0.36%, 5/2/22 (LOC: Natixis)(2)	7,500,000	7,497,740
Westpac Banking Corp., 0.27%, 10/12/22	15,500,000	15,477,448
TOTAL COMMERCIAL PAPER		815,567,735
MUNICIPAL SECURITIES — 29.6%
Akron Bath Copley Joint Township Hospital District Rev., (Concordia Lutheran Ministries Obligated Group), VRDN, 0.64%, 4/7/22 (LOC: Truist Bank)	6,745,000	6,745,000
Alabama Housing Finance Authority Rev., (Pedcor Investments-2006-XC LP), VRDN, 0.54%, 4/7/22 (LOC: U.S. Bank N.A.)	5,965,000	5,965,000
Alameda County Industrial Development Authority Rev., (Plyproperties), VRDN, 0.55%, 4/7/22 (LOC: Wells Fargo Bank N.A.)	3,245,000	3,245,000
Alaska Housing Finance Corp. Rev., VRDN, 0.51%, 4/7/22	23,200,000	23,200,000
Allegheny County Hospital Development Authority Rev., (Concordia Lutheran Ministries Obligated Group), VRDN, 0.59%, 4/7/22 (LOC: Truist Bank)	5,000,000	5,000,000
Board of Regents of the University of Texas System, 0.39%, 4/21/22	20,000,000	20,000,000
Calcasieu Parish Public Trust Authority Rev., (WPT Corp.), VRDN, 0.55%, 4/7/22 (LOC: Bank of America N.A.)	245,000	245,000
California Health Facilities Financing Authority Rev., (CommonSpirit Health Obligated Group), VRDN, 0.50%, 4/7/22 (LOC: Bank of Montreal)	190,000	190,000
California Pollution Control Financing Authority Rev., (Exxon Capital Ventures, Inc.), VRDN, 0.39%, 4/1/22 (GA: Exxcon Mobil Corp.)	4,120,000	4,120,000
California Statewide Communities Development Authority Rev., (Irvine Apartment Communities LP), VRDN, 0.38%, 4/1/22 (LOC: Wells Fargo Bank N.A.)	4,000,000	4,000,000
Douglas County Hospital Authority No. 2 Rev., (Children's Hospital Obligated Group), VRDN, 0.38%, 4/1/22 (LOC: U.S. Bank N.A.)	2,345,000	2,345,000
East Baton Rouge Parish Industrial Development Board, Inc. Rev., (Exxon Mobil Corp.), VRDN, 0.36%, 4/1/22	400,000	400,000
Fresno County Rev., 0.25%, 6/30/22	25,000,000	25,001,821
Harris County Cultural Education Facilities Finance Corp. Rev., (Houston Methodist Hospital Obligated Group), VRDN, 0.34%, 4/1/22	13,385,000	13,385,000
8

	Principal Amount	Value
Harris County Health Facilities Development Corp. Rev., (Houston Methodist Hospital Obligated Group), VRDN, 0.34%, 4/1/22	$795,000	$795,000
Illinois Development Finance Authority Rev., (North Shore Senior Center), VRDN, 0.55%, 4/7/22 (LOC: JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
Illinois Housing Development Authority Rev., VRDN, 0.50%, 4/7/22 (LOC: FHLB)(LIQ FAC: FHLB)	6,545,000	6,545,000
Illinois Housing Development Authority Rev., VRDN, 0.52%, 4/7/22 (LOC: U.S. Bank N.A.)	1,330,000	1,330,000
Illinois Housing Development Authority Rev., VRDN, 0.48%, 4/7/22 (SBBPA: FHLB)	5,000,000	5,000,000
Illinois Housing Development Authority Rev., VRDN, 0.50%, 4/7/22 (SBBPA: FHLB)	12,700,000	12,700,000
Iowa Finance Authority Rev., (Wahlert High School), VRDN, 0.38%, 4/1/22 (LOC: U.S. Bank N.A.)	3,000,000	3,000,000
Kansas City Rev., VRDN, 0.53%, 4/7/22 (LOC: JPMorgan Chase Bank N.A.)	1,875,000	1,875,000
Kansas Development Finance Authority Rev., (University of Kansas Health System Obligated Group), VRDN, 0.38%, 4/1/22 (LOC: U.S. Bank N.A.)	8,000,000	8,000,000
Little Rock Metrocentere Improvement District No. 1 Rev., (Wehco Media, Inc.), VRDN, 0.38%, 4/1/22 (LOC: JPMorgan Chase Bank N.A.)	700,000	700,000
Long Island Power Authority, 0.60%, 4/7/22 (LOC: Barclays Bank PLC)	2,510,000	2,510,000
Louisville/Jefferson County Metropolitan Government Rev., (Norton Healthcare Obligated Group), VRDN, 0.35%, 4/1/22 (LOC: PNC Bank N.A.)	1,700,000	1,700,000
Lower Neches Valley Authority Industrial Development Corp. Rev., (Exxon Mobil Corp.), VRDN, 0.40%, 4/1/22	10,555,000	10,555,000
Massachusetts Educational Financing Authority, 0.70%, 5/5/22 (LOC: Royal Bank of Canada)	5,000,000	5,000,000
Memphis Health Educational & Housing Facility Board Rev., (Pedcor Investments 2007-CIII LP), VRDN, 0.52%, 4/7/22 (LOC: U.S. Bank N.A.)	1,195,000	1,195,000
Metropolitan Transportation Authority Rev., (Metropolitan Transportation Authority Dedicated Tax Fund), VRDN, 0.36%, 4/1/22 (LOC: TD Bank N.A.)	700,000	700,000
Metropolitan Transportation Authority Rev., VRDN, 0.39%, 4/1/22 (LOC: Landesbank Hessen-Thuringen Girozentrale)	13,000,000	13,000,000
Michigan Finance Authority Rev., (School Loan Revolving Fund), VRDN, 0.55%, 4/7/22 (LOC: PNC Bank N.A.)	8,000,000	8,000,000
Michigan State Housing Development Authority Rev., VRDN, 0.60%, 4/7/22 (LOC: Barclays Bank PLC)	8,250,000	8,250,000
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.36%, 4/1/22 (GA: Chevron Corp.)	2,500,000	2,500,000
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.37%, 4/1/22 (GA: Chevron Corp.)	300,000	300,000
Mississippi Business Finance Corp. Rev., (Chevron USA, Inc.), VRDN, 0.37%, 4/1/22 (GA: Chevron Corp.)	9,505,000	9,505,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.59%, 5/5/22 (LOC: Mizuho Bank Ltd.)(2)	2,340,000	2,340,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.59%, 5/5/22 (LOC: Mizuho Bank Ltd.)(LIQ FAC: Mizuho Capital Markets LLC)(2)	3,250,000	3,250,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.59%, 5/5/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	1,675,000	1,675,000
Mizuho Floater/Residual Trust Rev., VRDN, 0.59%, 5/5/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	15,823,353	15,823,353
Mizuho Floater/Residual Trust Rev., VRDN, 0.76%, 5/5/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	2,000,000	2,000,000
9

	Principal Amount	Value
Mizuho Floater/Residual Trust Rev., VRDN, 0.71%, 4/7/22 (LOC:FHLMC)(LIQ FAC: Mizuho Bank Ltd)(2)	$20,000,000	$20,000,000
Montgomery County Rev., (Premier Health Partners Obligated Group), VRDN, 0.43%, 4/1/22 (LOC: PNC Bank N.A.)	500,000	500,000
New York City GO, VRDN, 0.43%, 4/1/22 (SBBPA: Barclays Bank PLC)	11,600,000	11,600,000
New York City GO, VRDN, 0.33%, 4/1/22 (SBBPA: JPMorgan Chase Bank N.A.)	900,000	900,000
New York City Housing Development Corp. Rev., Series 2003 B, VRDN, 0.53%, 4/7/22 (LOC: Landesbank Baden-Wurttemberg)	200,000	200,000
New York City Municipal Water Finance Authority Rev., (New York City Water & Sewer System), VRDN, 0.36%, 4/1/22 (SBBPA: UBS AG)	3,850,000	3,850,000
New York City Municipal Water Finance Authority Rev., VRDN, 0.33%, 4/1/22 (SBBPA: JPMorgan Chase Bank N.A.)	3,680,000	3,680,000
New York City Municipal Water Finance Authority Rev., VRDN, 0.43%, 4/1/22 (SBBPA: Mizuho Bank Ltd.)	530,000	530,000
New York City Transitional Finance Authority Future Tax Secured Rev., VRDN, 0.38%, 4/1/22 (SBBPA: Mizuho Bank Ltd.)	8,600,000	8,600,000
New York City Transitional Finance Authority Future Tax Secured Rev., VRDN, 0.33%, 4/1/22 (SBBPA: JPMorgan Chase Bank N.A.)	6,275,000	6,275,000
New York City Transitional Finance Authority Future Tax Secured Rev., VRDN, 0.33%, 4/1/22 (SBBPA: JPMorgan Chase Bank N.A.)	1,565,000	1,565,000
New York State Housing Finance Agency Rev., (160 Madison Ave LLC), VRDN, 0.36%, 4/1/22 (LOC: Landesbank Hessen-Thuringen Girozentrale)	5,400,000	5,400,000
New York State Housing Finance Agency Rev., (29 Flatbush Associates LLC), VRDN, 0.52%, 4/7/22 (LOC: Landesbank Hessen-Thuringen Girozentrale)	6,795,000	6,795,000
New York State Housing Finance Agency Rev., (Maiden Lane Properties LLC), VRDN, 0.52%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	9,250,000	9,250,000
New York State Housing Finance Agency Rev., VRDN, 0.52%, 4/7/22 (LOC: Bank of America N.A.)(LIQ FAC: Bank of America N.A.)	9,960,000	9,960,000
Oxford GO, VRDN, 0.64%, 4/7/22	4,445,000	4,445,000
Pasadena Public Financing Authority Rev., VRDN, 0.72%, 4/7/22 (SBBPA: Bank of the West)	12,435,000	12,435,000
Rhode Island Industrial Facilities Corp. VRDN, 0.37%, 4/1/22	550,000	550,000
Sacramento County Rev., (Textron Aviation, Inc.), VRDN, 0.53%, 4/7/22 (LOC: Bank of America N.A.)	180,000	180,000
Santa Rosa VRDN, 0.58%, 4/7/22 (LOC: Citibank N.A.)	1,640,000	1,640,000
South Carolina Association of Governmental Organizations COP, 3.00%, 4/15/22	12,800,000	12,814,173
South Dakota Housing Development Authority Rev., VRDN, 0.52%, 4/7/22 (SBBPA: South Dakota Housing Development Authority)	2,800,000	2,800,000
St. Charles Parish Rev., (Randa Properties LLC), VRDN, 0.59%, 4/7/22 (LOC: Capital One N.A. and FHLB)	1,930,000	1,930,000
State of California GO, 0.41%, 4/26/22 (LOC: Royal Bank of Canada)	10,005,000	10,005,000
State of California GO, 0.47%, 4/26/22 (LOC: Royal Bank of Canada)	5,020,000	5,020,000
Sumter County Industrial Development Authority Rev., (American Cement Co. LLC), VRDN, 0.57%, 4/7/22 (LOC: Bank of America N.A.)	11,850,000	11,850,000
Taxable Municipal Funding Trust Rev., VRDN, 0.64%, 5/5/22 (LOC: Barclays Bank PLC)(2)	20,000,000	20,000,000
Taxable Municipal Funding Trust Rev., VRDN, 0.64%, 5/5/22 (LOC: Barclays Bank PLC)(2)	17,500,000	17,500,000
Taxable Municipal Funding Trust Rev., VRDN, 0.64%, 5/5/22 (LOC: Barclays Bank PLC)(2)	32,000,000	32,000,000
10

	Principal Amount	Value
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.54%, 4/7/22 (LIQ FAC: Barclays Bank PLC)(2)	$1,200,000	$1,200,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.71%, 4/7/22 (LIQ FAC: Mizuho Capital Markets LLC)(2)	800,000	800,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.60%, 4/7/22 (LOC: Bank of America N.A.)(LIQ FAC: Bank of America N.A.)(2)	10,000,000	10,000,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.60%, 4/7/22 (LOC: Bank of America N.A.)(LIQ FAC: Bank of America N.A.)(2)	19,900,000	19,900,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.71%, 4/7/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	3,850,000	3,850,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.71%, 4/7/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	2,645,000	2,645,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.71%, 4/7/22 (LOC: Mizuho Capital Markets LLC)(LIQ FAC: Mizuho Capital Markets LLC)(2)	3,275,000	3,275,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.52%, 4/7/22 (LOC: Royal Bank of Canada)(2)	3,750,000	3,750,000
University of Kansas Hospital Authority Rev., (Health System), VRDN, 0.38%, 4/1/22 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
TOTAL MUNICIPAL SECURITIES		513,784,347
CORPORATE BONDS — 9.9%
500 Columbia Place LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	7,000,000	7,000,000
Allen C Stonecipher Life Insurance Trust, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	17,730,000	17,730,000
Anton Santa Cruz LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	4,900,000	4,900,000
Bellevue 10 Apartments LLC, VRDN, 0.58%, 4/10/22 (LOC: Northern Trust Company)	12,670,000	12,670,000
Canadian Imperial Bank of Commerce, VRN, 1.07%, (SOFR plus 0.80%), 3/17/23	4,215,000	4,216,705
CG-USA Simi Valley LP, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	2,000,000	2,000,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.60%, 4/7/22 (LOC: FHLB)	15,950,000	15,950,000
Fiore Capital LLC, VRDN, 0.56%, 4/7/22 (LOC: Wells Fargo Bank N.A.)	13,525,000	13,525,000
Foothill Garden NV Investors LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	10,950,000	10,950,000
General Secretariat of the Organization of American States, VRDN, 0.60%, 5/13/22 (LOC: Bank of America N.A.)	13,290,000	13,290,000
Gold River 659 LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	4,500,000	4,500,000
Hartsfield Family Trust 2021, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	5,210,000	5,210,000
KDF Glenview LP, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	8,000,000	8,000,000
Labcon North America, VRDN, 0.62%, 4/7/22 (LOC: Bank of the West)	2,010,000	2,010,000
Ness Family Partners LP, VRDN, 0.62%, 4/7/22 (LOC: Bank of the West)	5,240,000	5,240,000
New Village Green LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	6,410,000	6,410,000
Nicholas David Nurse 2020 Irrevocable Trust, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	8,175,000	8,175,000
Relay Relay LLC, VRDN, 0.60%, 4/7/22 (LOC: FHLB)	5,100,000	5,100,000
Shil Park Irrevocable Life Insurance Trust, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	6,000,000	6,000,000
Tallahassee Orthopedic Center LC, VRDN, 0.80%, 4/7/22 (LOC: Wells Fargo Bank N.A.)	1,050,000	1,050,000
Uptown Newport Building Owner LP, VRDN, 0.57%, 4/7/22 (LOC: Landesbank Hessen-Thuringen Girozentrale)	17,355,000	17,355,000
TOTAL CORPORATE BONDS		171,281,705
11

	Principal Amount	Value
CERTIFICATES OF DEPOSIT — 8.2%
Canadian Imperial Bank of Commerce, VRN, 0.43%, 9/7/22	$15,250,000	$15,250,000
Goldman Sachs Bank USA, VRN, 0.43%, 8/4/22	25,000,000	25,000,000
Nordea Bank Abp, 0.29%, 6/6/22	5,050,000	5,050,000
Nordea Bank Abp, 0.19%, 6/24/22	12,485,000	12,484,999
Svenska Handelsbanken AB, 0.23%, 5/10/22	10,000,000	10,000,648
Svenska Handelsbanken AB, VRN, 0.47%, (SOFR plus 0.20%), 1/25/23	10,000,000	10,000,000
Toronto-Dominion Bank, 0.43%, 6/23/22	2,000,000	1,999,366
Toronto-Dominion Bank, 0.19%, 7/20/22	2,540,000	2,538,681
Toronto-Dominion Bank, 0.39%, 12/14/22	10,500,000	10,500,000
Toronto-Dominion Bank, 0.40%, 12/16/22	5,500,000	5,500,000
Toronto-Dominion Bank, VRN, 0.48%, (Daily EFFR plus 0.15%), 5/24/22	12,600,000	12,600,933
Toronto-Dominion Bank, VRN, 0.47%, (SOFR plus 0.20%), 6/9/22	17,200,000	17,200,000
Toronto-Dominion Bank, VRN, 0.43%, (Daily EFFR plus 0.10%), 6/27/22	15,000,000	15,000,000
TOTAL CERTIFICATES OF DEPOSIT		143,124,627
U.S. TREASURY SECURITIES(1) — 5.4%
U.S. Treasury Bills, 0.13%, 5/3/22	6,500,000	6,499,278
U.S. Treasury Bills, 0.15%, 5/10/22	3,500,000	3,499,431
U.S. Treasury Bills, 0.89%, 9/22/22	25,020,000	24,914,791
U.S. Treasury Bills, 1.30%, 1/26/23	4,925,000	4,873,021
U.S. Treasury Bills, 1.64%, 3/23/23	17,500,000	17,224,842
U.S. Treasury Cash Management Bills, 0.68%, 7/19/22	35,000,000	34,929,528
U.S. Treasury Notes, VRN, 0.72%, (3-month USBMMY plus 0.11%), 4/30/22	2,500,000	2,500,032
TOTAL U.S. TREASURY SECURITIES		94,440,923
TOTAL INVESTMENT SECURITIES — 100.1%		1,738,199,337
OTHER ASSETS AND LIABILITIES — (0.1)%		(2,353,247)
TOTAL NET ASSETS — 100.0%		$1,735,846,090

12

NOTES TO SCHEDULE OF INVESTMENTS
COP	-	Certificates of Participation
EFFR	-	Effective Federal Funds Rate
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
SBBPA	-	Standby Bond Purchase Agreement
SOFR	-	Secured Overnight Financing Rate
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $553,706,413, which represented 31.9% of total net assets.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,738,199,337
Cash	77,947
Receivable for investments sold	3,990,000
Receivable for capital shares sold	1,215,841
Interest receivable	806,690
1,744,289,815

Liabilities
Payable for investments purchased	3,920,000
Payable for capital shares redeemed	3,988,324
Accrued management fees	535,282
Dividends payable	119
8,443,725

Net Assets	$1,735,846,090

Net Assets Consist of:
Capital paid in	$1,735,866,952
Distributable earnings	(20,862)
$1,735,846,090

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,707,589,065	1,707,757,955	$1.00
A Class	$21,439,039	21,427,832	$1.00
C Class	$6,817,986	6,816,309	$1.00

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$3,266,205

Expenses:
Management fees	9,612,060
Distribution and service fees:
A Class	50,911
C Class	23,409
Trustees' fees and expenses	105,509
Other expenses	1,936
9,793,825
Fees waived	(6,696,159)
3,097,666

Net investment income (loss)	168,539

Net realized gain (loss) on investment transactions	(15,353)

Net Increase (Decrease) in Net Assets Resulting from Operations	$153,186

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$168,539	$1,567,214
Net realized gain (loss)	(15,353)	29,363
Net increase (decrease) in net assets resulting from operations	153,186	1,596,577

Distributions to Shareholders
From earnings:
Investor Class	(166,191)	(1,554,764)
A Class	(2,036)	(10,240)
C Class	(312)	(2,210)
Decrease in net assets from distributions	(168,539)	(1,567,214)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	20,976,515	75,663,091

Net increase (decrease) in net assets	20,961,162	75,692,454

Net Assets
Beginning of period	1,714,884,928	1,639,192,474
End of period	$1,735,846,090	$1,714,884,928

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2022 was $6,530,446, $79,993 and $11,400 for Investor Class, A Class, and C Class, respectively. The effective annual management fee before waiver for each class for the period ended March 31, 2022 was 0.57%. The effective annual management fee after waiver for each class for the period ended March 31, 2022 was 0.17%, 0.17% and 0.20% for Investor Class, A Class, and C Class, respectively.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2022 was $50,911 and $23,409 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.00% for each class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,100,000 and $2,400,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	877,620,928	$877,620,928	1,044,416,349	$1,044,416,349
Issued in reinvestment of distributions	154,372	154,372	1,522,563	1,522,563
Redeemed	(862,412,849)	(862,412,849)	(948,217,514)	(948,217,514)
	15,362,451	15,362,451	97,721,398	97,721,398
A Class
Sold	6,447,835	6,447,835	8,906,033	8,906,033
Issued in reinvestment of distributions	1,954	1,954	10,120	10,120
Redeemed	(5,032,216)	(5,032,216)	(10,343,016)	(10,343,016)
	1,417,573	1,417,573	(1,426,863)	(1,426,863)
C Class
Sold	6,961,958	6,961,958	8,596,005	8,596,005
Issued in reinvestment of distributions	301	301	2,178	2,178
Redeemed	(2,765,768)	(2,765,768)	(29,229,627)	(29,229,627)
	4,196,491	4,196,491	(20,631,444)	(20,631,444)
Net increase (decrease)	20,976,515	$20,976,515	75,663,091	$75,663,091

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$168,539	$1,567,214
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2022, the fund had undistributed ordinary income for federal income tax purposes of $29,209.

As of March 31, 2022, the fund had accumulated short-term capital losses of $(20,841), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.58%	0.01%	(0.39)%	$1,707,589
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.10%	0.35%	0.58%	0.09%	(0.14)%	$1,692,242
2020	$1.00	0.02	—(2)	0.02	(0.02)	—(2)	(0.02)	$1.00	1.61%	0.58%	0.58%	1.58%	1.58%	$1,594,491
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.79%	0.58%	0.58%	1.78%	1.78%	$1,336,785
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.78%	0.58%	0.58%	0.77%	0.77%	$1,237,530
A Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.18%	0.83%	0.01%	(0.64)%	$21,439
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.05%	0.40%	0.83%	0.04%	(0.39)%	$20,022
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	1.36%	0.83%	0.83%	1.33%	1.33%	$21,448
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.54%	0.83%	0.83%	1.53%	1.53%	$19,847
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.65%	0.70%	0.83%	0.65%	0.52%	$24,012
C Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.21%	1.33%	(0.02)%	(1.14)%	$6,818
2021	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.60%	1.33%	(0.16)%	(0.89)%	$2,622
2020	$1.00	0.01	—(2)	0.01	(0.01)	—(2)	(0.01)	$1.00	0.85%	1.33%	1.33%	0.83%	0.83%	$23,253
2019	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.03%	1.33%	1.33%	1.03%	1.03%	$12,843
2018	$1.00	—(2)	—(2)	—(2)	—(2)	—	—(2)	$1.00	0.40%	0.96%	1.33%	0.39%	0.02%	$12,067

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Money Market Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 2205

Annual Report

March 31, 2022

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)
G Class (ASDOX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	-2.13%	1.68%	1.38%	—	11/30/06
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	-2.91%	1.26%	1.09%	—	—
I Class	ASHHX	-2.03%	—	—	1.78%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		-2.38%	1.40%	1.12%	—
With sales charge		-4.57%	0.94%	0.89%	—
C Class	ACSKX	-3.10%	0.65%	0.36%	—	11/30/06
R Class	ACSPX	-2.62%	1.15%	0.87%	—	11/30/06
R5 Class	ACSUX	-1.93%	1.88%	1.58%	—	11/30/06
R6 Class	ASDDX	-1.89%	—	—	1.85%	7/28/17
G Class	ASDOX	-1.57%	—	—	-0.02%	11/4/20
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $11,469

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $11,150

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.60%	0.50%	0.85%	1.60%	1.10%	0.40%	0.35%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Peter Van Gelderen, Jeff Houston, James Platz and Charles Tan

In August 2021, Peter Van Gelderen joined the fund’s portfolio management team, and Hando Aguilar left the team.

Performance Summary

Short Duration returned -2.13%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned -2.91%. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy dominated the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor shortages and fiscal policy contributed to spiking prices.

Fed policy generally remained dovish until late 2021, as inflation continued to rise. Until then, policymakers insisted rising prices would be transitory. The Fed accelerated the tapering of its bond-buying program and in March 2022 finally hiked interest rates just as inflation was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. By period-end, however, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine contributed to significant rate volatility during the period. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022. The Treasury yield curve significantly flattened during the period, reflecting a larger rise in short-maturity yields than in long-maturity yields.

For the full 12-month period, all sectors of the Bloomberg U.S. Aggregate Bond Index, including Treasuries, corporate bonds and mortgage-backed securities, declined. Meanwhile, soaring inflation boosted inflation-linked bonds. Against this backdrop, positions in inflation-linked bonds and our duration positioning accounted for much of Short Duration’s outperformance.

Non-Index Securities, Duration Aided Relative Returns

As inflation kept surging—both in current inflation figures and expectations—our out-of-index investment in inflation-linked securities lifted performance. An out-of-index position in high-yield corporate bonds also helped, as high-yield bonds broadly outperformed higher-quality securities. In addition, our shorter-than-index duration positioning proved advantageous, especially as rates broadly rose late in the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Security Selection Among Investment-Grade Bonds Enhanced Relative Performance

Security selection supplied a modest lift to results, led by investments in investment-grade corporate bonds. Gains were offset by declines in our positions in government bonds and emerging markets debt.

Portfolio Positioning

We believe the U.S. economy will continue to grow in the coming quarters, but likely at a slower pace than in 2021. We believe elevated market volatility will persist as investors contend with potential headwinds, including ongoing pressures from elevated inflation, Fed tightening and geopolitical unrest.

The Fed faces a formidable task in tempering inflation without triggering a recession. Anticipating further Fed tightening and elevated inflation, we believe bond market yields may yet climb modestly higher, so we ended the period maintaining our short-duration strategy. An inverted yield curve remains a possibility, but we don’t think a recession is imminent, largely due to relatively strong economic fundamentals.

We expect annual headline inflation to peak in the coming months. However, several factors, including supply chain issues, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Against this backdrop, we still believe inflation-linked securities offer value.

Within securitized assets, we believe demand for floating-rate issues, such as CLOs, will remain healthy. We also believe select asset-backed securities, such as those tied to data infrastructure, are solid candidates for a potential rebound. Elsewhere, we believe corporate bonds with little exposure to event risk, including real estate investment trusts and bonds issued by financial firms and life insurers, also appear attractive.

Given the broad uncertainties, we expect to maintain reduced risk exposure until more macroeconomic clarity emerges. Nonetheless, we continue to look for attractive buying opportunities that often emerge during volatile periods, relying on our bottom-up approach to portfolio management.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	39.6%
U.S. Treasury Securities	30.7%
Asset-Backed Securities	7.6%
Collateralized Mortgage Obligations	7.4%
Collateralized Loan Obligations	6.6%
Commercial Mortgage-Backed Securities	3.5%
Bank Loan Obligations	3.3%
U.S. Government Agency Mortgage-Backed Securities	—*
Preferred Stocks	—*
Short-Term Investments	3.5%
Other Assets and Liabilities	(2.2)%
*Category is less than 0.05% of total net assets.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$970.20	$2.85	0.58%
I Class	$1,000	$970.70	$2.36	0.48%
A Class	$1,000	$968.00	$4.07	0.83%
C Class	$1,000	$965.40	$7.74	1.58%
R Class	$1,000	$966.90	$5.30	1.08%
R5 Class	$1,000	$971.20	$1.87	0.38%
R6 Class	$1,000	$971.40	$1.62	0.33%
G Class	$1,000	$973.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.04	$2.92	0.58%
I Class	$1,000	$1,022.54	$2.42	0.48%
A Class	$1,000	$1,020.79	$4.18	0.83%
C Class	$1,000	$1,017.05	$7.95	1.58%
R Class	$1,000	$1,019.55	$5.44	1.08%
R5 Class	$1,000	$1,023.04	$1.92	0.38%
R6 Class	$1,000	$1,023.29	$1.66	0.33%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 39.6%
Aerospace and Defense — 0.3%
Boeing Co., 1.43%, 2/4/24	$4,390,000	$4,248,632
Airlines — 1.0%
Air Canada, 3.875%, 8/15/26(1)	7,000,000	6,614,965
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	6,000,000	6,053,430
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/27	4,320,000	4,269,710
		16,938,105
Automobiles — 3.3%
American Honda Finance Corp., 0.55%, 7/12/24	6,000,000	5,726,982
BMW US Capital LLC, 3.25%, 4/1/25(1)(2)	2,137,000	2,146,362
Daimler Finance North America LLC, 0.75%, 3/1/24(1)	5,500,000	5,281,229
Ford Motor Credit Co. LLC, 3.10%, 5/4/23	6,500,000	6,500,000
Ford Motor Credit Co. LLC, 2.30%, 2/10/25	5,500,000	5,226,856
Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,000,000	978,530
General Motors Financial Co., Inc., 3.70%, 5/9/23	5,000,000	5,052,358
General Motors Financial Co., Inc., 1.05%, 3/8/24	5,000,000	4,815,350
General Motors Financial Co., Inc., 1.20%, 10/15/24	5,000,000	4,751,005
Hyundai Capital America, 1.00%, 9/17/24(1)	7,000,000	6,589,757
Toyota Motor Credit Corp., 2.50%, 3/22/24	2,821,000	2,821,698
Volkswagen Group of America Finance LLC, 0.75%, 11/23/22(1)	4,000,000	3,966,763
		53,856,890
Banks — 6.8%
Banco Santander SA, 5.18%, 11/19/25	3,200,000	3,311,270
Banco Santander SA, VRN, 1.72%, 9/14/27	1,000,000	904,679
Bank of America Corp., 4.18%, 11/25/27	3,441,000	3,512,516
Bank of America Corp., VRN, 3.38%, 4/2/26	1,630,000	1,628,495
Bank of America Corp., VRN, 1.32%, 6/19/26	4,375,000	4,104,984
Bank of America Corp., VRN, 1.73%, 7/22/27	1,356,000	1,260,522
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(1)	3,035,000	2,755,743
Bank of Montreal, 1.50%, 1/10/25	3,625,000	3,475,214
Bank of New Zealand, 2.00%, 2/21/25(1)	4,165,000	4,029,389
Barclays PLC, 4.375%, 9/11/24	3,250,000	3,295,449
BBVA Bancomer SA, 6.75%, 9/30/22	3,600,000	3,663,198
BNP Paribas SA, 4.375%, 9/28/25(1)	3,820,000	3,860,006
BNP Paribas SA, VRN, 2.82%, 11/19/25(1)	4,455,000	4,352,554
BPCE SA, 4.625%, 7/11/24(1)	4,683,000	4,771,185
BPCE SA, 5.15%, 7/21/24(1)	2,180,000	2,248,312
Canadian Imperial Bank of Commerce, 3.30%, 4/7/25(2)	3,265,000	3,263,514
Citigroup, Inc., VRN, 2.01%, 1/25/26	1,956,000	1,884,456
Citigroup, Inc., VRN, 3.11%, 4/8/26	2,700,000	2,678,974
Discover Bank, VRN, 4.68%, 8/9/28	5,000,000	5,072,768
DNB Bank ASA, VRN, 2.97%, 3/28/25(1)	3,265,000	3,263,338
First-Citizens Bank & Trust Co., VRN, 3.93%, 6/19/24	1,645,000	1,662,411
FNB Corp., 2.20%, 2/24/23	530,000	527,087
HSBC Holdings PLC, 4.25%, 3/14/24	3,155,000	3,202,689
10

	Principal Amount/Shares	Value
HSBC Holdings PLC, VRN, 1.16%, 11/22/24	$4,413,000	$4,263,660
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	780,000	765,287
ING Groep NV, VRN, 3.87%, 3/28/26	1,495,000	1,503,235
JPMorgan Chase & Co., VRN, 0.77%, 8/9/25	3,820,000	3,624,051
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	2,362,000	2,262,082
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	3,260,000	3,039,560
NatWest Group PLC, 5.125%, 5/28/24	3,518,000	3,626,607
Santander UK Group Holdings PLC, 4.75%, 9/15/25(1)	3,140,000	3,192,563
Societe Generale SA, VRN, 2.23%, 1/21/26(1)	4,530,000	4,304,785
Societe Generale SA, VRN, 1.79%, 6/9/27(1)	3,820,000	3,447,464
Swedbank AB, 3.36%, 4/4/25(1)(2)	422,000	423,583
UniCredit SpA, 3.75%, 4/12/22(1)	3,770,000	3,770,897
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	4,455,000	4,120,988
Westpac Banking Corp., VRN, 2.89%, 2/4/30	4,500,000	4,341,361
		111,414,876
Beverages — 0.2%
Keurig Dr Pepper, Inc., 0.75%, 3/15/24	2,744,000	2,644,766
Biotechnology — 0.6%
AbbVie, Inc., 2.30%, 11/21/22	4,670,000	4,687,259
AbbVie, Inc., 2.60%, 11/21/24	5,000,000	4,970,029
		9,657,288
Building Products — 0.4%
Builders FirstSource, Inc., 6.75%, 6/1/27(1)	6,489,000	6,742,882
Capital Markets — 3.9%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	3,977,000	3,592,112
Blackstone Private Credit Fund, 2.625%, 12/15/26(1)	3,278,000	2,955,255
Charles Schwab Corp., 2.45%, 3/3/27	564,000	548,487
Coinbase Global, Inc., 3.375%, 10/1/28(1)	423,000	374,228
Deutsche Bank AG, VRN, 2.31%, 11/16/27	2,927,000	2,686,705
Deutsche Bank AG, VRN, 4.30%, 5/24/28	4,500,000	4,455,519
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	4,080,000	3,930,969
Goldman Sachs Group, Inc., 4.25%, 10/21/25	4,405,000	4,517,066
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	9,725,000	9,487,100
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	1,118,000	1,040,575
Golub Capital BDC, Inc., 2.50%, 8/24/26	1,181,000	1,086,605
Hercules Capital, Inc., 2.625%, 9/16/26	2,168,000	1,994,574
Hercules Capital, Inc., 3.375%, 1/20/27	866,000	814,385
Main Street Capital Corp., 3.00%, 7/14/26	1,167,000	1,083,551
Morgan Stanley, VRN, 1.16%, 10/21/25	3,118,000	2,964,655
Morgan Stanley, VRN, 2.63%, 2/18/26	2,538,000	2,491,469
Owl Rock Capital Corp., 3.40%, 7/15/26	4,372,000	4,111,257
Owl Rock Capital Corp., 2.625%, 1/15/27	2,533,000	2,274,192
Owl Rock Core Income Corp., 3.125%, 9/23/26(1)	2,669,000	2,415,360
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)	5,767,000	6,065,587
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	39,000	38,529
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	647,000	585,325
Prospect Capital Corp., 3.71%, 1/22/26	3,483,000	3,287,342
State Street Corp., VRN, 1.75%, 2/6/26	1,730,000	1,667,782
		64,468,629
Construction and Engineering — 0.2%
Quanta Services, Inc., 0.95%, 10/1/24	4,000,000	3,795,807
11

	Principal Amount/Shares	Value
Consumer Finance — 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.15%, 10/29/23	$2,002,000	$1,917,489
Ally Financial, Inc., 5.75%, 11/20/25	2,005,000	2,110,159
Avolon Holdings Funding Ltd., 5.50%, 1/15/26(1)	2,110,000	2,179,846
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	4,160,000	3,803,388
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	7,673,000	7,577,533
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	3,030,000	2,912,255
OneMain Finance Corp., 8.25%, 10/1/23	4,005,000	4,225,095
SLM Corp., 3.125%, 11/2/26	1,908,000	1,773,791
		26,499,556
Containers and Packaging — 0.8%
Berry Global, Inc., 0.95%, 2/15/24	5,200,000	4,981,564
Graphic Packaging International LLC, 0.82%, 4/15/24(1)	8,500,000	8,084,897
		13,066,461
Diversified Financial Services — 0.1%
Antares Holdings LP, 2.75%, 1/15/27(1)	1,091,000	960,680
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 4.25%, 3/1/27	3,865,000	4,047,112
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	4,040,000	3,815,942
Telecom Italia SpA, 5.30%, 5/30/24(1)	4,225,000	4,262,074
		12,125,128
Electric Utilities — 2.2%
American Electric Power Co., Inc., 0.75%, 11/1/23	5,000,000	4,847,167
American Electric Power Co., Inc., 2.03%, 3/15/24	5,000,000	4,916,833
Black Hills Corp., 1.04%, 8/23/24	7,000,000	6,688,243
Emera US Finance LP, 0.83%, 6/15/24	6,000,000	5,684,003
Entergy Louisiana LLC, 0.62%, 11/17/23	5,000,000	4,854,429
NextEra Energy Capital Holdings, Inc., 0.65%, 3/1/23	7,000,000	6,902,558
OGE Energy Corp., 0.70%, 5/26/23	2,000,000	1,960,128
		35,853,361
Electronic Equipment, Instruments and Components — 0.3%
Teledyne Technologies, Inc., 0.95%, 4/1/24	5,250,000	5,043,429
Energy Equipment and Services — 0.2%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 1.23%, 12/15/23	4,000,000	3,906,565
Entertainment — 0.5%
Magallanes, Inc., 3.64%, 3/15/25(1)	1,317,000	1,326,405
Magallanes, Inc., 3.76%, 3/15/27(1)	2,017,000	2,016,693
Netflix, Inc., 5.875%, 2/15/25	1,815,000	1,938,266
Netflix, Inc., 3.625%, 6/15/25(1)	2,193,000	2,207,386
		7,488,750
Equity Real Estate Investment Trusts (REITs) — 2.0%
American Tower Corp., 3.65%, 3/15/27(2)	889,000	887,221
Brixmor Operating Partnership LP, 3.65%, 6/15/24	5,200,000	5,241,369
EPR Properties, 4.75%, 12/15/26	8,985,000	9,000,944
IIP Operating Partnership LP, 5.50%, 5/25/26	3,240,000	3,237,102
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	2,174,000	2,213,132
Office Properties Income Trust, 2.40%, 2/1/27	2,258,000	2,011,905
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co. - Issuer, 5.875%, 10/1/28(1)	1,857,000	1,858,281
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27	1,535,000	1,480,001
12

	Principal Amount/Shares	Value
Sabra Health Care LP, 5.125%, 8/15/26	$4,200,000	$4,301,977
XHR LP, 6.375%, 8/15/25(1)	2,893,000	2,985,258
		33,217,190
Food and Staples Retailing — 0.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(1)	1,000,000	1,001,535
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.625%, 1/15/27(1)	5,000,000	4,842,200
		5,843,735
Food Products — 0.2%
Conagra Brands, Inc., 0.50%, 8/11/23	3,000,000	2,905,570
Mondelez International, Inc., 2.125%, 3/17/24	904,000	897,993
		3,803,563
Gas Utilities — 0.5%
Atmos Energy Corp., 0.625%, 3/9/23	3,750,000	3,696,119
CenterPoint Energy Resources Corp., 0.70%, 3/2/23	5,000,000	4,929,088
		8,625,207
Health Care Equipment and Supplies — 0.6%
Baxter International, Inc., 1.32%, 11/29/24(1)	7,000,000	6,690,859
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	3,920,000	3,763,261
		10,454,120
Health Care Providers and Services — 1.4%
Centene Corp., 4.25%, 12/15/27	9,000,000	9,043,020
Cigna Corp., 0.61%, 3/15/24	4,200,000	4,030,662
Humana, Inc., 0.65%, 8/3/23	6,725,000	6,563,841
Universal Health Services, Inc., 1.65%, 9/1/26(1)	4,387,000	4,030,857
		23,668,380
Hotels, Restaurants and Leisure — 0.7%
Hyatt Hotels Corp., 1.30%, 10/1/23	5,000,000	4,875,082
International Game Technology PLC, 6.50%, 2/15/25(1)	6,500,000	6,823,960
		11,699,042
Insurance — 1.9%
American International Group, Inc., 3.90%, 4/1/26	4,710,000	4,834,877
Athene Global Funding, 1.72%, 1/7/25(1)	4,700,000	4,483,571
CNO Global Funding, 1.65%, 1/6/25(1)	1,808,000	1,723,393
Equitable Financial Life Global Funding, 1.30%, 7/12/26(1)	4,490,000	4,129,675
GA Global Funding Trust, 0.80%, 9/13/24(1)	3,200,000	3,000,235
Jackson National Life Global Funding, 1.75%, 1/12/25(1)	2,326,000	2,229,682
Protective Life Global Funding, 3.22%, 3/28/25(1)	373,000	372,639
SBL Holdings, Inc., 5.125%, 11/13/26(1)	10,005,000	10,121,320
		30,895,392
Interactive Media and Services — 0.1%
Weibo Corp., 3.50%, 7/5/24	2,500,000	2,442,536
IT Services†
Global Payments, Inc., 3.75%, 6/1/23	689,000	695,546
Leisure Products — 0.2%
Brunswick Corp., 0.85%, 8/18/24	4,000,000	3,784,652
Life Sciences Tools and Services — 0.9%
Illumina, Inc., 0.55%, 3/23/23	5,000,000	4,907,203
PerkinElmer, Inc., 0.85%, 9/15/24	5,000,000	4,747,650
13

	Principal Amount/Shares	Value
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	$5,250,000	$5,052,993
		14,707,846
Media — 0.2%
Paramount Global, 4.75%, 5/15/25	2,995,000	3,114,806
Multi-Utilities — 0.7%
DTE Energy Co., 2.25%, 11/1/22	1,500,000	1,502,461
Public Service Enterprise Group, Inc., 0.84%, 11/8/23	7,000,000	6,791,876
Sempra Energy, 3.30%, 4/1/25	3,006,000	3,012,924
		11,307,261
Multiline Retail — 0.4%
7-Eleven, Inc., 0.80%, 2/10/24(1)	6,000,000	5,767,611
Oil, Gas and Consumable Fuels — 1.5%
Enbridge, Inc., VRN, 0.83%, 2/16/24	5,500,000	5,500,190
Energy Transfer LP, 4.25%, 3/15/23	5,552,000	5,614,593
EQM Midstream Partners LP, 4.75%, 7/15/23	7,000,000	7,063,210
HollyFrontier Corp., 2.625%, 10/1/23	1,350,000	1,336,962
Petroleos Mexicanos, 3.50%, 1/30/23	2,050,000	2,052,829
SA Global Sukuk Ltd., 0.95%, 6/17/24(1)	1,140,000	1,091,998
Saudi Arabian Oil Co., 2.75%, 4/16/22	1,100,000	1,100,537
Saudi Arabian Oil Co., 1.25%, 11/24/23(1)	750,000	733,895
		24,494,214
Paper and Forest Products — 0.3%
Georgia-Pacific LLC, 0.625%, 5/15/24(1)	5,000,000	4,779,864
Personal Products — 0.2%
GSK Consumer Healthcare Capital PLC, 3.125%, 3/24/25(1)	3,236,000	3,228,289
Pharmaceuticals — 0.9%
Elanco Animal Health, Inc., 5.77%, 8/28/23	2,822,000	2,918,160
Royalty Pharma PLC, 0.75%, 9/2/23	6,220,000	6,042,056
Viatris, Inc., 1.125%, 6/22/22	667,000	667,036
Viatris, Inc., 1.65%, 6/22/25	5,000,000	4,658,382
		14,285,634
Real Estate Management and Development — 0.2%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	3,945,000	3,974,607
Road and Rail — 0.8%
DAE Funding LLC, 1.55%, 8/1/24(1)	4,478,000	4,233,215
DAE Funding LLC, 2.625%, 3/20/25(1)	3,925,000	3,738,562
XPO Logistics, Inc., 6.25%, 5/1/25(1)	5,000,000	5,174,000
		13,145,777
Semiconductors and Semiconductor Equipment — 0.5%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	1,050,000	1,058,664
Microchip Technology, Inc., 4.25%, 9/1/25	4,500,000	4,557,990
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	213,000	216,438
Qorvo, Inc., 4.375%, 10/15/29	2,704,000	2,709,949
		8,543,041
Software — 0.1%
Workday, Inc., 3.50%, 4/1/27(2)	1,213,000	1,213,511
Technology Hardware, Storage and Peripherals — 0.2%
Dell International LLC / EMC Corp., 4.90%, 10/1/26	2,025,000	2,126,065
Seagate HDD Cayman, 4.875%, 3/1/24	476,000	486,037
		2,612,102
14

	Principal Amount/Shares	Value
Thrifts and Mortgage Finance — 0.6%
Freedom Mortgage Corp., 8.25%, 4/15/25(1)	$7,466,000	$7,454,726
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	2,450,000	2,497,334
		9,952,060
Trading Companies and Distributors — 0.2%
Aircastle Ltd., 5.25%, 8/11/25(1)	2,850,000	2,905,745
Transportation Infrastructure — 0.2%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/24	2,500,000	2,463,853
Wireless Telecommunication Services — 0.6%
Sprint Corp., 7.125%, 6/15/24	3,975,000	4,268,355
T-Mobile USA, Inc., 2.625%, 4/15/26	3,963,000	3,790,293
T-Mobile USA, Inc., 4.75%, 2/1/28	2,255,000	2,294,237
		10,352,885
TOTAL CORPORATE BONDS (Cost $677,660,042)		650,690,274
U.S. TREASURY SECURITIES — 30.7%
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	27,088,750	28,404,077
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26	4,115,480	4,327,885
U.S. Treasury Notes, 0.25%, 6/15/23(3)	2,000,000	1,961,367
U.S. Treasury Notes, 0.125%, 8/15/23(3)	3,000,000	2,921,777
U.S. Treasury Notes, 0.50%, 11/30/23	5,000,000	4,860,645
U.S. Treasury Notes, 0.125%, 1/15/24	25,000,000	24,061,035
U.S. Treasury Notes, 0.875%, 1/31/24	35,000,000	34,114,063
U.S. Treasury Notes, 1.50%, 2/29/24	60,000,000	59,130,469
U.S. Treasury Notes, 0.25%, 3/15/24	110,000,000	105,690,234
U.S. Treasury Notes, 0.375%, 4/15/24	50,000,000	48,037,109
U.S. Treasury Notes, 0.25%, 5/15/24	20,000,000	19,120,312
U.S. Treasury Notes, 0.375%, 7/15/24	30,000,000	28,639,453
U.S. Treasury Notes, 0.375%, 9/15/24	30,000,000	28,507,031
U.S. Treasury Notes, 1.50%, 9/30/24	5,000,000	4,883,203
U.S. Treasury Notes, 1.125%, 1/15/25	43,000,000	41,409,000
U.S. Treasury Notes, 1.50%, 2/15/25(3)	70,000,000	68,047,657
TOTAL U.S. TREASURY SECURITIES (Cost $517,820,013)		504,115,317
ASSET-BACKED SECURITIES — 7.6%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(1)	8,725,000	8,043,509
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	2,405,134	2,000,931
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(1)	3,102,829	2,743,791
Castlelake Aircraft Structured Trust, Series 2021-1A, Class C, 7.00%, 1/15/46(1)	2,771,139	1,793,257
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37	6,419,671	5,711,329
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)	8,825,000	8,326,204
FirstKey Homes Trust, Series 2020-SFR2, Class C, 1.67%, 10/19/37(1)	2,300,000	2,115,793
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)	3,100,000	2,857,024
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)	4,300,000	3,865,070
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)	7,650,000	7,258,282
Global SC Finance VII Srl, Series 2020-1A, Class A SEQ, 2.17%, 10/17/40(1)	3,712,266	3,530,682
15

	Principal Amount/Shares	Value
Global SC Finance VII Srl, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(1)	$2,952,336	$2,760,588
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	435,665	432,748
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(1)	830,221	825,307
ITE Rail Fund Levered LP, Series 2021-1A, Class A SEQ, 2.25%, 2/28/51(1)	6,828,529	6,307,654
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)	6,751,612	6,074,228
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)	5,907,409	5,107,215
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)	8,338,413	7,728,836
MVW LLC, Series 2019-2A, Class B, 2.44%, 10/20/38(1)	1,173,431	1,137,519
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A SEQ, 3.97%, 6/15/44(1)	2,820,297	2,614,427
Progress Residential Trust, Series 2019-SFR2, Class D, 3.79%, 5/17/36(1)	4,100,000	4,019,901
Progress Residential Trust, Series 2020-SFR1, Class C, 2.18%, 4/17/37(1)	1,250,000	1,175,429
Progress Residential Trust, Series 2020-SFR3, Class B SEQ, 1.50%, 10/17/27(1)	2,937,000	2,693,505
Progress Residential Trust, Series 2020-SFR3, Class D SEQ, 1.90%, 10/17/27(1)	7,550,000	6,859,004
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)	2,600,000	2,287,465
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(1)	2,000,000	1,769,453
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(1)	438,134	440,496
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)	273,375	269,342
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)	343,276	336,504
Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A SEQ, 1.33%, 7/20/37(1)	1,794,518	1,721,540
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class D, 3.17%, 11/20/37(1)	1,101,035	1,059,362
Slam Ltd., Series 2021-1A, Class A SEQ, 2.43%, 6/15/46(1)	3,159,527	2,899,917
START Ireland, Series 2019-1, Class A SEQ, 4.09%, 3/15/44(1)	3,800,199	3,522,306
Start Ltd., Series 2018-1, Class A SEQ, 4.09%, 5/15/43(1)	7,234,666	6,657,028
Stonepeak ABS, Series 2021-1A, Class AA, 2.30%, 2/28/33(1)	3,266,743	3,081,052
Tricon American Homes, Series 2020-SFR1, Class C, 2.25%, 7/17/38(1)	4,000,000	3,683,624
Tricon American Homes Trust, Series 2020-SFR2, Class C, 2.03%, 11/17/39(1)	1,800,000	1,605,957
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	321,590	318,185
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)	270,441	270,665
TOTAL ASSET-BACKED SECURITIES (Cost $138,040,438)		125,905,129
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.4%
Private Sponsor Collateralized Mortgage Obligations — 5.3%
Angel Oak Mortgage Trust, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	585,989	585,954
Angel Oak Mortgage Trust, Series 2019-6, Class A2 SEQ, VRN, 2.83%, 11/25/59(1)	570,515	570,536
16

	Principal Amount/Shares	Value
Angel Oak Mortgage Trust, Series 2021-3, Class A3, VRN, 1.46%, 5/25/66(1)	$2,097,722	$1,989,219
Arroyo Mortgage Trust, Series 2021-1R, Class A2 SEQ, VRN, 1.48%, 10/25/48(1)	1,660,843	1,587,274
Arroyo Mortgage Trust, Series 2021-1R, Class A3 SEQ, VRN, 1.64%, 10/25/48(1)	1,314,834	1,259,459
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	160,227	162,342
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 5.21%, (1-month LIBOR plus 4.75%), 10/25/27(1)	500,000	501,456
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.36%, (1-month LIBOR plus 2.90%), 4/25/28(1)	4,148,311	4,136,912
BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, VRN, 2.29%, 3/25/60(1)	3,475,000	3,317,130
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A2 SEQ,VRN, 3.08%, 7/25/49(1)	947,244	941,624
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	369,943	375,695
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2, VRN, 1.75%, (30-day average SOFR plus 1.65%), 12/25/41(1)	2,720,000	2,578,382
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	961	914
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A3, VRN, 2.51%, 2/25/50(1)	988,023	960,072
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3 SEQ, VRN, 1.59%, 7/25/66(1)	3,742,405	3,546,933
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(1)	4,239,070	4,030,579
Flagstar Mortgage Trust, Series 2020-1INV, Class B4, VRN, 4.24%, 3/25/50(1)	2,259,546	2,145,091
GCAT Trust, Series 2021-CM2, Class A1 SEQ, VRN, 2.35%, 8/25/66(1)	6,514,877	6,354,847
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.40%, 5/25/34	41,275	40,470
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/25/35	34,528	35,436
Home RE Ltd., Series 2018-1, Class M2, VRN, 3.46%, (1-month LIBOR plus 3.00%), 10/25/28(1)	3,850,000	3,836,795
Home RE Ltd., Series 2020-1, Class M1C, VRN, 4.61%, (1-month LIBOR plus 4.15%), 10/25/30(1)	1,900,000	1,908,942
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.62%, 6/25/56(1)	1,680,393	1,587,625
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.86%, 10/25/29(1)	146,481	144,430
JP Morgan Mortgage Trust, Series 2019-5, Class A15, VRN, 4.00%, 11/25/49(1)	675,303	676,638
JP Morgan Mortgage Trust, Series 2020-5, Class A15, VRN, 3.00%, 12/25/50(1)	3,619,217	3,553,940
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A2 SEQ, VRN, 2.77%, 5/25/52(1)	6,325,010	5,829,780
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	157,749	157,478
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.81%, 2/25/35	159,031	158,904
PRKCM Trust, Series 2021-AFC1, Class A3, VRN, 2.07%, 8/25/56(1)	6,791,654	6,318,027
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 1.95%, (30-day average SOFR plus 1.85%), 11/25/31(1)	4,350,000	4,320,574
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	42,672	43,305
17

	Principal Amount/Shares	Value
Traingle Re Ltd., Series 2020-1, Class M1C, VRN, 4.96%, (1-month LIBOR plus 4.50%), 10/25/30(1)	$2,179,132	$2,179,231
Traingle Re Ltd., Series 2020-1, Class M2, VRN, 6.06%, (1-month LIBOR plus 5.60%), 10/25/30(1)	2,200,000	2,212,962
Traingle Re Ltd., Series 2021-1, Class M2, VRN, 4.36%, (1-month LIBOR plus 3.90%), 8/25/33(1)	4,000,000	3,991,872
Verus Securitization Trust, Series 2019-3, Class A1, 2.78%, 7/25/59(1)	249,675	250,050
Verus Securitization Trust, Series 2019-3, Class A3, 3.04%, 7/25/59(1)	2,205,062	2,206,857
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(1)	1,246,322	1,246,010
Verus Securitization Trust, Series 2019-INV2, Class A1, VRN, 2.91%, 7/25/59(1)	490,320	491,359
Verus Securitization Trust, Series 2019-INV3, Class A3 SEQ, VRN, 3.10%, 11/25/59	6,425,796	6,425,202
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	2,530,000	2,490,894
Vista Point Securitization Trust, Series 2020-1, Class A2 SEQ, VRN, 2.77%, 3/25/65(1)	1,641,000	1,630,768
		86,781,968
U.S. Government Agency Collateralized Mortgage Obligations — 2.1%
FHLMC, Series 2018-HRP1, Class M2, VRN, 2.11%, (1-month LIBOR plus 1.65%), 4/25/43(1)	1,096,531	1,094,045
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.81%, (1-month LIBOR plus 4.35%), 3/25/49(1)	5,000,000	5,057,866
FHLMC, Series 2019-HQA3, Class M2, VRN, 2.31%, (1-month LIBOR plus 1.85%), 9/25/49(1)	2,482,292	2,480,603
FHLMC, Series 2020-HQA3, Class M2, VRN, 4.06%, (1-month LIBOR plus 3.60%), 7/25/50(1)	3,302,680	3,307,323
FHLMC, Series 2020-HQA4, Class M2, VRN, 3.61%, (1-month LIBOR plus 3.15%), 9/25/50(1)	529,127	529,864
FHLMC, Series 2021-HQA3, Class M1, VRN, 0.95%, (30-day average SOFR plus 0.85%), 9/25/41(1)	7,160,000	6,989,758
FNMA, Series 2006-60, Class KF, VRN, 0.76%, (1-month LIBOR plus 0.30%), 7/25/36	389,567	389,101
FNMA, Series 2009-33, Class FB, VRN, 1.28%, (1-month LIBOR plus 0.82%), 3/25/37	391,750	400,436
FNMA, Series 2014-C01, Class M2, VRN, 4.86%, (1-month LIBOR plus 4.40%), 1/25/24	5,288,827	5,473,507
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	519,319	519,021
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	11,751,263	2,149,738
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	8,803,596	1,725,483
FNMA, Series 2017-C01, Class 1M2, VRN, 4.01%, (1-month LIBOR plus 3.55%), 7/25/29	931,606	949,192
FNMA, Series 2017-C07, Class 1EB2, VRN, 1.46%, (1-month LIBOR plus 1.00%), 5/25/30	3,061,090	3,036,850
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	3,961,804	575,137
		34,677,924
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $123,551,713)		121,459,892
COLLATERALIZED LOAN OBLIGATIONS — 6.6%
AMMC CLO Ltd., Series 2015-16A, Class CR2, VRN, 2.19%, (3-month LIBOR plus 1.95%), 4/14/29(1)	5,300,000	5,275,304
AMMC CLO XIII Ltd., Series 2013-13A, Class A3R2, VRN, 2.52%, (3-month LIBOR plus 2.25%), 7/24/29(1)	7,500,000	7,451,347
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 3.86%, (3-month LIBOR plus 3.60%), 7/25/29(1)	2,500,000	2,469,648
18

	Principal Amount/Shares	Value
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 3.04%, (3-month LIBOR plus 2.80%), 1/15/29(1)	$4,000,000	$3,925,792
BDS Ltd., Series 2021-FL7, Class C, VRN, 2.17%, (1-month LIBOR plus 1.70%), 6/16/36(1)	4,800,000	4,695,905
BSPRT Issuer Ltd., Series 2018-FL4, Class B, VRN, 2.00%, (1-month LIBOR plus 1.60%), 9/15/35	4,950,000	4,947,331
BSPRT Issuer Ltd., Series 2018-FL4, Class D, VRN, 3.15%, 9/15/35(1)	3,000,000	2,973,307
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.66%, (3-month LIBOR plus 2.20%), 8/14/30(1)	3,825,000	3,801,272
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 1.64%, (3-month LIBOR plus 1.40%), 11/22/33(1)	3,030,470	3,014,802
CIFC Funding Ltd., Series 2016-1A, Class D2RR, VRN, 4.51%, (3-month LIBOR plus 4.25%), 10/21/31(1)	4,900,000	4,895,316
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 2.09%, (3-month LIBOR plus 1.85%), 11/16/30(1)	3,000,000	2,956,500
Eaton Vance Clo Ltd., Series 2015-1A, Class CR, VRN, 2.15%, (3-month LIBOR plus 1.90%), 1/20/30(1)	11,000,000	10,815,987
KVK CLO Ltd., Series 2013-1A, Class DR, VRN, 3.19%, (3-month LIBOR plus 2.95%), 1/14/28(1)	2,195,000	2,195,043
Palmer Square Loan Funding Ltd., Series 2019-4A, Class B, VRN, 2.36%, (3-month LIBOR plus 2.10%), 10/24/27(1)	2,250,000	2,255,308
Palmer Square Loan Funding Ltd., Series 2020-1A, Class D, VRN, 5.33%, (3-month LIBOR plus 4.85%), 2/20/28(1)	5,500,000	5,351,651
Palmer Square Loan Funding Ltd., Series 2021-3A, Class B, VRN, 2.00%, (3-month LIBOR plus 1.75%), 7/20/29(1)	5,000,000	4,914,167
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.90%), 12/28/29(1)	5,175,000	5,074,292
TCI-Symphony CLO Ltd., Series 2016 -1A, Class CR2, VRN, 2.39%, (3-month LIBOR plus 2.15%), 10/13/32(1)	3,000,000	2,986,813
TCI-Symphony CLO Ltd., Series 2017-1A, Class CR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 7/15/30(1)	6,125,000	6,046,009
TCP Whitney CLO Ltd., Series 2017-1A, Class BR, VRN, 2.38%, (3-month LIBOR plus 1.90%), 8/20/33(1)	8,400,000	8,392,900
TRTX Issuer Ltd., Series 2019-FL3, Class A, VRN, 1.31%, (30-day average SOFR plus 1.26%), 10/15/34(1)	3,720,102	3,687,108
Wellfleet CLO Ltd., Series 2015-1A, Class CR4, VRN, 2.35%, (3-month LIBOR plus 2.10%), 7/20/29(1)	10,000,000	9,955,917
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $109,147,061)		108,081,719
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.5%
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class D, VRN, 2.46%, (30-day average SOFR plus 2.41%), 9/15/36(1)	3,325,000	3,296,834
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 2.56%, (1-month LIBOR plus 2.16%), 11/15/34(1)	4,370,000	4,260,862
BXMT Ltd., Series 2020-FL2, Class D, VRN, 2.11%, (30-day average SOFR plus 2.06%), 2/15/38(1)	3,995,000	3,855,909
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 2.55%, (1-month LIBOR plus 2.15%), 5/15/36(1)	3,703,000	3,638,951
One Market Plaza Trust, Series 2017-1MKT, Class E, 4.14%, 2/10/32(1)	6,380,762	6,264,094
PFP Ltd., Series 2019-5, Class C, VRN, 2.43%, (1-month LIBOR plus 2.00%), 4/14/36(1)	5,650,000	5,614,448
PFP Ltd., Series 2019-5, Class D, VRN, 3.08%, (1-month LIBOR plus 2.65%), 4/14/36(1)	8,750,000	8,721,571
PFP Ltd., Series 2021-8, Class D, VRN, 2.58%, (1-month LIBOR plus 2.15%), 8/9/37(1)	3,500,000	3,465,091
Ready Capital Mortgage Financing LLC, Series 2020-FL4, Class B, VRN, 4.31%, (1-month LIBOR plus 3.85%), 2/25/35(1)	4,250,000	4,265,831
19

	Principal Amount/Shares	Value
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 2.06%, (1-month LIBOR plus 1.60%), 7/25/36(1)	$8,400,000	$8,253,620
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 2.36%, (1-month LIBOR plus 1.90%), 7/25/36(1)	2,000,000	1,960,092
SMRT, Series 2022-MINI, Class C, VRN, 1.85%, (1-month SOFR plus 1.55%), 1/15/24(1)	4,500,000	4,430,875
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $58,795,523)		58,028,178
BANK LOAN OBLIGATIONS(4) — 3.3%
Food and Staples Retailing — 0.4%
United Natural Foods, Inc., Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 10/22/25	6,380,401	6,338,226
Health Care Equipment and Supplies — 0.7%
Avantor Funding, Inc., 2021 Term Loan B5, 2.75%, (1-month LIBOR plus 2.25%), 11/8/27	3,980,000	3,955,125
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 3.23%, (1-month LIBOR plus 3.00%), 6/30/25	8,000,000	7,981,880
		11,937,005
Health Care Providers and Services — 0.5%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3.50%, (1-month LIBOR plus 2.50%), 3/1/24	8,459,468	8,424,573
Hotels, Restaurants and Leisure — 0.4%
Scientific Games International, Inc., 2018 Term Loan B5, 3.21%, (1-month LIBOR plus 2.75%), 8/14/24	6,722,435	6,705,662
Media — 0.1%
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	1,852,700	1,853,061
Pharmaceuticals — 1.2%
Bausch Health Companies Inc., 2018 Term Loan B, 3.46%, (1-month LIBOR plus 3.00%), 6/2/25	5,987,740	5,950,317
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	5,319,322	5,274,454
Jazz Financing Lux S.a.r.l., USD Term Loan, 4.00%, (1-month LIBOR plus 3.50%), 5/5/28	7,793,612	7,774,635
		18,999,406
TOTAL BANK LOAN OBLIGATIONS (Cost $54,382,655)		54,257,933
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES†
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 2.34%, (1-year H15T1Y plus 2.25%), 9/1/35	138,986	145,633
FHLMC, VRN, 2.14%, (12-month LIBOR plus 1.87%), 7/1/36	19,041	19,879
FHLMC, VRN, 2.11%, (12-month LIBOR plus 1.86%), 7/1/41	79,428	82,998
FHLMC, VRN, 1.90%, (12-month LIBOR plus 1.65%), 12/1/42	72,995	75,021
FNMA, VRN, 1.75%, (6-month LIBOR plus 1.57%), 6/1/35	89,084	92,526
FNMA, VRN, 1.76%, (6-month LIBOR plus 1.57%), 6/1/35	44,546	46,230
		462,287
Fixed-Rate U.S. Government Agency Mortgage-Backed Security†
FNMA, 3.50%, 3/1/34	112,822	115,879
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $575,853)		578,166
PREFERRED STOCKS†
Banks†
SVB Financial Group, 4.25% (Cost $592,000)	592,000	548,710
20

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 3.5%
Commercial Paper — 0.9%
Credit Agricole Corporate and Investment Bank, 0.31%, 4/1/22(1)(5)	$15,000,000	$14,999,869
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,304,772	11,304,772
Repurchase Agreements — 1.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $2,867,352), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $2,810,618)		2,810,598
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375% - 2.75%, 2/15/42 - 8/15/42, valued at $28,669,189), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $28,107,195)		28,107,000
		30,917,598
TOTAL SHORT-TERM INVESTMENTS (Cost $57,222,370)		57,222,239
TOTAL INVESTMENT SECURITIES — 102.2% (Cost $1,737,787,668)		1,680,887,557
OTHER ASSETS AND LIABILITIES — (2.2)%		(36,697,917)
TOTAL NET ASSETS — 100.0%		$1,644,189,640

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	897	June 2022	$190,093,923	$(2,533,726)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	223	June 2022	$27,401,125	$636,128
U.S. Treasury 10-Year Ultra Notes	65	June 2022	8,805,469	272,061
U.S. Treasury 5-Year Notes	2,034	June 2022	233,274,375	5,748,928
			$269,480,969	$6,657,117
^Amount represents value and unrealized appreciation (depreciation).

21

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$162,000,000	$(8,599,440)	$(1,912,813)	$(10,512,253)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.33%	2/8/26	$17,000,000	$602	$1,857,663	$1,858,265
CPURNSA	Receive	2.29%	2/24/26	$17,000,000	604	1,873,868	1,874,472
					$1,206	$3,731,531	$3,732,737

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $628,219,918, which represented 38.2% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $11,989,447.
(4)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(5)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
22

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $1,737,787,668)	$1,680,887,557
Cash	281,893
Receivable for investments sold	8,807,867
Receivable for capital shares sold	423,862
Receivable for variation margin on swap agreements	248,605
Interest and dividends receivable	6,134,340
1,696,784,124

Liabilities
Payable for investments purchased	51,723,014
Payable for capital shares redeemed	233,335
Payable for variation margin on futures contracts	228,526
Payable for variation margin on swap agreements	54,879
Accrued management fees	323,641
Distribution and service fees payable	9,325
Dividends payable	21,764
52,594,484

Net Assets	$1,644,189,640

Net Assets Consist of:
Capital paid in	$1,704,568,251
Distributable earnings	(60,378,611)
$1,644,189,640

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$388,521,177	38,632,146	$10.06
I Class	$242,735,771	24,139,471	$10.06
A Class	$21,270,276	2,115,483	$10.05*
C Class	$5,098,556	506,852	$10.06
R Class	$666,558	66,240	$10.06
R5 Class	$16,326,857	1,623,702	$10.06
R6 Class	$52,850,766	5,260,299	$10.05
G Class	$916,719,679	91,226,782	$10.05
*Maximum offering price $10.28 (net asset value divided by 0.9775).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$31,677,004
Dividends	2,016,940
33,693,944
Expenses:
Management fees	7,221,045
Distribution and service fees:
A Class	57,595
C Class	49,107
R Class	4,490
Trustees' fees and expenses	111,475
Other expenses	6,317
7,450,029
Fees waived - G Class	(3,295,423)
4,154,606

Net investment income (loss)	29,539,338

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,047,658)
Futures contract transactions	5,859,646
Swap agreement transactions	350,432
3,162,420

Change in net unrealized appreciation (depreciation) on:
Investments	(64,318,624)
Futures contracts	(274,228)
Swap agreements	1,073,037
(63,519,815)

Net realized and unrealized gain (loss)	(60,357,395)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(30,818,057)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$29,539,338	$11,363,696
Net realized gain (loss)	3,162,420	9,224,122
Change in net unrealized appreciation (depreciation)	(63,519,815)	17,783,252
Net increase (decrease) in net assets resulting from operations	(30,818,057)	38,371,070

Distributions to Shareholders
From earnings:
Investor Class	(7,378,142)	(3,154,348)
I Class	(4,722,948)	(2,175,398)
A Class	(366,225)	(244,490)
C Class	(41,642)	(21,198)
R Class	(11,891)	(8,092)
R5 Class	(384,301)	(391,917)
R6 Class	(1,780,399)	(1,249,249)
G Class	(24,442,079)	(6,064,457)
Decrease in net assets from distributions	(39,127,627)	(13,309,149)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	30,371,269	1,264,993,832

Net increase (decrease) in net assets	(39,574,415)	1,290,055,753

Net Assets
Beginning of period	1,683,764,055	393,708,302
End of period	$1,644,189,640	$1,683,764,055

See Notes to Financial Statements.

25

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on November 4, 2020.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

26

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

27

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 48% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

28

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2825% to 0.4000%	0.2500% to 0.3100%	0.57%
I Class		0.1500% to 0.2100%	0.47%
A Class		0.2500% to 0.3100%	0.57%
C Class		0.2500% to 0.3100%	0.57%
R Class		0.2500% to 0.3100%	0.57%
R5 Class		0.0500% to 0.1100%	0.37%
R6 Class		0.0000% to 0.0600%	0.32%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.32%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $3,146,784,130, of which $1,721,065,190 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $3,117,398,788, of which $1,803,252,830 represented U.S. Treasury and Government Agency obligations.

29

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	7,051,165	$73,588,309	26,293,418	$273,096,056
Issued in reinvestment of distributions	700,524	7,280,412	287,509	2,988,384
Redeemed	(5,773,347)	(59,996,138)	(5,368,523)	(55,566,334)
	1,978,342	20,872,583	21,212,404	220,518,106
I Class
Sold	19,744,816	205,656,508	10,442,728	108,354,314
Issued in reinvestment of distributions	438,958	4,558,769	195,435	2,028,117
Redeemed	(12,504,878)	(129,285,038)	(6,883,385)	(71,339,553)
	7,678,896	80,930,239	3,754,778	39,042,878
A Class
Sold	639,216	6,677,597	1,011,239	10,439,980
Issued in reinvestment of distributions	24,100	250,323	14,146	146,642
Redeemed	(783,186)	(8,164,118)	(423,261)	(4,398,999)
	(119,870)	(1,236,198)	602,124	6,187,623
C Class
Sold	256,773	2,674,724	161,221	1,673,179
Issued in reinvestment of distributions	3,791	39,381	1,854	19,168
Redeemed	(184,905)	(1,918,299)	(344,895)	(3,575,871)
	75,659	795,806	(181,820)	(1,883,524)
R Class
Sold	37,430	390,376	50,270	517,828
Issued in reinvestment of distributions	1,117	11,632	703	7,287
Redeemed	(61,803)	(643,383)	(37,426)	(387,135)
	(23,256)	(241,375)	13,547	137,980
R5 Class
Sold	360,415	3,761,509	1,181,583	12,221,801
Issued in reinvestment of distributions	36,916	383,854	37,762	391,515
Redeemed	(1,001,778)	(10,455,468)	(1,340,827)	(13,884,298)
	(604,447)	(6,310,105)	(121,482)	(1,270,982)
R6 Class
Sold	1,154,309	12,006,142	2,565,602	26,560,040
Issued in reinvestment of distributions	171,275	1,780,330	120,514	1,249,249
Redeemed	(4,232,685)	(43,487,481)	(883,391)	(9,190,519)
	(2,907,101)	(29,701,009)	1,802,725	18,618,770
G Class
Sold	10,764,498	112,593,899	95,665,260	993,875,912
Issued in reinvestment of distributions	2,352,956	24,442,079	580,173	6,064,457
Redeemed	(16,577,488)	(171,774,650)	(1,558,617)	(16,297,388)
	(3,460,034)	(34,738,672)	94,686,816	983,642,981
Net increase (decrease)	2,618,189	$30,371,269	121,769,092	$1,264,993,832
(1)November 4, 2020 (commencement of sale) through March 31, 2021 for the G Class.

30

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$650,690,274	—
U.S. Treasury Securities	—	504,115,317	—
Asset-Backed Securities	—	125,905,129	—
Collateralized Mortgage Obligations	—	121,459,892	—
Collateralized Loan Obligations	—	108,081,719	—
Commercial Mortgage-Backed Securities	—	58,028,178	—
Bank Loan Obligations	—	54,257,933	—
U.S. Government Agency Mortgage-Backed Securities	—	578,166	—
Preferred Stocks	—	548,710	—
Short-Term Investments	$11,304,772	45,917,467	—
	$11,304,772	$1,669,582,785	—
Other Financial Instruments
Futures Contracts	$6,657,117	—	—
Swap Agreements	—	$3,732,737	—
	$6,657,117	$3,732,737	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,533,726	—	—
Swap Agreements	—	$10,512,253	—
	$2,533,726	$10,512,253	—

31

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $137,250,000.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $341,129,958 futures contracts purchased and $350,312,983 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $37,333,333.

32

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$248,605	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$228,526
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	54,879
		$248,605		$283,405
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(253,446)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,912,813)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	5,859,646	Change in net unrealized appreciation (depreciation) on futures contracts	(274,228)
Other Contracts	Net realized gain (loss) on swap agreement transactions	603,878	Change in net unrealized appreciation (depreciation) on swap agreements	2,985,850
		$6,210,078		$798,809

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

33

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$39,127,627	$13,309,149
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,739,505,739
Gross tax appreciation of investments	$1,541,748
Gross tax depreciation of investments	(60,159,930)
Net tax appreciation (depreciation) of investments	(58,618,182)
Net tax appreciation (depreciation) on derivatives	2,064,585
Net tax appreciation (depreciation)	$(56,553,597)
Other book-to-tax adjustments	$(28,138)
Undistributed ordinary income	$155,563
Post-October capital loss deferral	$(3,952,439)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.47	0.14	(0.36)	(0.22)	(0.15)	(0.04)	(0.19)	$10.06	(2.13)%	0.58%	0.58%	1.31%	1.31%	178%	$388,521
2021	$10.05	0.11	0.45	0.56	(0.14)	—	(0.14)	$10.47	5.62%	0.59%	0.59%	1.03%	1.03%	183%	$383,653
2020	$10.15	0.20	(0.07)	0.13	(0.23)	—	(0.23)	$10.05	1.31%	0.59%	0.59%	1.98%	1.98%	156%	$155,169
2019	$10.13	0.24	0.05	0.29	(0.27)	—	(0.27)	$10.15	2.87%	0.60%	0.60%	2.39%	2.39%	72%	$226,341
2018	$10.25	0.20	(0.11)	0.09	(0.21)	—	(0.21)	$10.13	0.88%	0.60%	0.60%	1.94%	1.94%	89%	$233,033
I Class
2022	$10.47	0.15	(0.36)	(0.21)	(0.16)	(0.04)	(0.20)	$10.06	(2.03)%	0.48%	0.48%	1.41%	1.41%	178%	$242,736
2021	$10.05	0.13	0.44	0.57	(0.15)	—	(0.15)	$10.47	5.73%	0.49%	0.49%	1.13%	1.13%	183%	$172,271
2020	$10.15	0.21	(0.07)	0.14	(0.24)	—	(0.24)	$10.05	1.41%	0.49%	0.49%	2.08%	2.08%	156%	$127,684
2019	$10.13	0.26	0.04	0.30	(0.28)	—	(0.28)	$10.15	2.97%	0.50%	0.50%	2.49%	2.49%	72%	$56,264
2018(3)	$10.25	0.21	(0.12)	0.09	(0.21)	—	(0.21)	$10.13	0.92%	0.50%(4)	0.50%(4)	2.10%(4)	2.10%(4)	89%(5)	$42,466

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2022	$10.46	0.11	(0.35)	(0.24)	(0.13)	(0.04)	(0.17)	$10.05	(2.38)%	0.83%	0.83%	1.06%	1.06%	178%	$21,270
2021	$10.05	0.09	0.44	0.53	(0.12)	—	(0.12)	$10.46	5.26%	0.84%	0.84%	0.78%	0.78%	183%	$23,393
2020	$10.15	0.18	(0.07)	0.11	(0.21)	—	(0.21)	$10.05	1.05%	0.84%	0.84%	1.73%	1.73%	156%	$16,411
2019	$10.13	0.22	0.04	0.26	(0.24)	—	(0.24)	$10.15	2.61%	0.85%	0.85%	2.14%	2.14%	72%	$21,709
2018	$10.25	0.17	(0.11)	0.06	(0.18)	—	(0.18)	$10.13	0.62%	0.85%	0.85%	1.69%	1.69%	89%	$20,903
C Class
2022	$10.47	0.03	(0.35)	(0.32)	(0.05)	(0.04)	(0.09)	$10.06	(3.10)%	1.58%	1.58%	0.31%	0.31%	178%	$5,099
2021	$10.05	0.02	0.44	0.46	(0.04)	—	(0.04)	$10.47	4.57%	1.59%	1.59%	0.03%	0.03%	183%	$4,514
2020	$10.15	0.10	(0.07)	0.03	(0.13)	—	(0.13)	$10.05	0.30%	1.59%	1.59%	0.98%	0.98%	156%	$6,163
2019	$10.14	0.14	0.04	0.18	(0.17)	—	(0.17)	$10.15	1.75%	1.60%	1.60%	1.39%	1.39%	72%	$9,046
2018	$10.26	0.09	(0.10)	(0.01)	(0.11)	—	(0.11)	$10.14	(0.13)%	1.60%	1.60%	0.94%	0.94%	89%	$9,462
R Class
2022	$10.47	0.08	(0.35)	(0.27)	(0.10)	(0.04)	(0.14)	$10.06	(2.62)%	1.08%	1.08%	0.81%	0.81%	178%	$667
2021	$10.06	0.07	0.43	0.50	(0.09)	—	(0.09)	$10.47	4.99%	1.09%	1.09%	0.53%	0.53%	183%	$937
2020	$10.15	0.15	(0.06)	0.09	(0.18)	—	(0.18)	$10.06	0.90%	1.09%	1.09%	1.48%	1.48%	156%	$764
2019	$10.14	0.19	0.04	0.23	(0.22)	—	(0.22)	$10.15	2.26%	1.10%	1.10%	1.89%	1.89%	72%	$756
2018	$10.26	0.15	(0.11)	0.04	(0.16)	—	(0.16)	$10.14	0.37%	1.10%	1.10%	1.44%	1.44%	89%	$399

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2022	$10.47	0.16	(0.36)	(0.20)	(0.17)	(0.04)	(0.21)	$10.06	(1.93)%	0.38%	0.38%	1.51%	1.51%	178%	$16,327
2021	$10.05	0.14	0.44	0.58	(0.16)	—	(0.16)	$10.47	5.83%	0.39%	0.39%	1.23%	1.23%	183%	$23,320
2020	$10.15	0.22	(0.07)	0.15	(0.25)	—	(0.25)	$10.05	1.51%	0.39%	0.39%	2.18%	2.18%	156%	$23,612
2019	$10.13	0.26	0.05	0.31	(0.29)	—	(0.29)	$10.15	3.08%	0.40%	0.40%	2.59%	2.59%	72%	$20,662
2018	$10.25	0.21	(0.10)	0.11	(0.23)	—	(0.23)	$10.13	1.08%	0.40%	0.40%	2.14%	2.14%	89%	$21,699
R6 Class
2022	$10.46	0.16	(0.35)	(0.19)	(0.18)	(0.04)	(0.22)	$10.05	(1.89)%	0.33%	0.33%	1.56%	1.56%	178%	$52,851
2021	$10.04	0.15	0.44	0.59	(0.17)	—	(0.17)	$10.46	5.89%	0.34%	0.34%	1.28%	1.28%	183%	$85,404
2020	$10.14	0.23	(0.07)	0.16	(0.26)	—	(0.26)	$10.04	1.56%	0.34%	0.34%	2.23%	2.23%	156%	$63,905
2019	$10.13	0.27	0.03	0.30	(0.29)	—	(0.29)	$10.14	3.03%	0.35%	0.35%	2.64%	2.64%	72%	$70,752
2018(6)	$10.27	0.16	(0.14)	0.02	(0.16)	—	(0.16)	$10.13	0.22%	0.35%(4)	0.35%(4)	2.31%(4)	2.31%(4)	89%(5)	$57,642
G Class
2022	$10.46	0.20	(0.36)	(0.16)	(0.21)	(0.04)	(0.25)	$10.05	(1.57)%	0.01%	0.33%	1.88%	1.56%	178%	$916,720
2021(7)	$10.37	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.46	1.57%	0.01%(4)	0.34%(4)	1.48%(4)	1.15%(4)	183%(8)	$990,271

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)July 28, 2017 (commencement of sale) through March 31, 2018.
(7)November 4, 2020 (commencement of sale) through March 31, 2021.
(8)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2021.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
39

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

42

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

44

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $6,774,988 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

45

Notes

46

Notes

47

Notes
48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 2205

Annual Report

March 31, 2022

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	4.92%	3.17%	1.68%	—	5/31/05
Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	3.64%	3.18%	1.76%	—	—
I Class	APOHX	4.98%	—	—	3.30%	4/10/17
Y Class	APOYX	5.18%	—	—	3.42%	4/10/17
A Class	APOAX					5/31/05
No sales charge		4.70%	2.93%	1.42%	—
With sales charge		2.31%	2.45%	1.19%	—
C Class	APOCX	3.92%	2.15%	0.67%	—	5/31/05
R Class	APORX	4.44%	2.67%	1.18%	—	5/31/05
R5 Class	APISX	5.09%	3.37%	1.87%	—	5/31/05
R6 Class	APODX	5.14%	3.43%	—	2.27%	7/26/13
G Class	APOGX	5.46%	—	—	4.04%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $11,809

Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $11,902

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Brian Howell left the portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Short Duration Inflation Protection Bond returned 4.92%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 3.64%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive backdrop for TIPS, as market-based inflation expectations steadily rose to record highs in March 2022. Real yields also increased for the period. TIPS generally advanced and sharply outperformed nominal Treasuries, which declined, for the 12-month period. The portfolio’s outperformance versus the all-TIPS index was largely due to a position in inflation swaps.

Inflation Surged to a 40-Year High

Inflation rose steadily and sharply during the 12-month period as economic data generally remained robust. The manufacturing sector continued to expand, and home prices posted solid double-digit annual gains. Additionally, the job market steadily improved, and wages climbed.

The annual headline inflation rate (Consumer Price Index, or CPI) began accelerating in early 2021. Along with the upbeat economic data, other factors quickly conspired to push consumer prices to multiyear highs. Massive government spending in response to the pandemic, along with the Federal Reserve’s (Fed’s) monetary support, helped fuel persistent consumer demand for goods and services. But providers couldn’t keep pace amid severe global supply chain breakdowns and labor market shortages. Meanwhile, surging energy prices also contributed to the rapidly rising inflation rate.

Russia’s invasion of Ukraine in early 2022 further pressured inflation, sending already-high oil and other commodity prices even higher and further complicating supply chains. By March, annual headline CPI reached 8.5%, the highest level since December 1981, compared with 2.6% a year earlier.

The five-year breakeven rate (the yield difference between nominal five-year Treasuries and five-year TIPS and a key measure of market-based inflation expectations) increased from 2.54% at the end of March 2021 to a record 3.59% in late March. It eased slightly to end the reporting period at 3.34%. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next five years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (3.34% or higher as of March 31).

Fed Pivoted to Hawkish Policy

Soaring inflation eventually forced the Fed to alter course. Policymakers abandoned their transitory view toward rising prices and embarked on a tightening campaign in November. The Fed quickly

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

ended its bond-buying program in early March and then enacted its first rate increase since 2018. The 25-basis-points (bps) rate increase was smaller than some had hoped for, given the significant inflationary pressures weighing on the economy. However, Fed policymakers hinted 50-bps rate hikes, and balance sheet cuts may be necessary going forward to tame inflation. The Fed’s policy pivot, along with expectations for more aggressive tightening, drove U.S. Treasury yields sharply higher.

Greater Sensitivity to Inflation Boosted Relative Results

Approximately 80% of the portfolio was invested in TIPS at the end of the reporting period. The remainder primarily included out-of-index allocations to securitized bonds and corporate bonds in conjunction with inflation swaps. The position in inflation swaps diversified the portfolio’s inflation protection and created an inflation overlay for non-inflation-linked securitized and corporate securities.

Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy aided performance as current inflation and inflation expectations soared.

Duration Positioning Added Value

Given our expectations for interest rates to rise, we maintained a shorter-than-index duration. This positioning aided relative results, particularly in the second half of the period, as shorter-maturity yields surged higher.

Non-Index Holdings Detracted

Out-of-index exposure to securitized and corporate securities detracted from results, as rising yields and heightened volatility in the second half of the period pressured most bond returns. Small positions in out-of-index non-U.S.-dollar inflation-linked securities and high-yield corporates helped offset some of those negative effects.

Portfolio Positioning

We expect annual headline inflation to peak in the coming months as goods inflation subsides. But several factors, including supply chain disruptions, elevated commodity prices, record federal spending and deficits, rising wages and deglobalization, likely will keep inflation well above pre-pandemic levels. Given this backdrop, we still believe inflation-linked securities offer value.

Market volatility likely will remain elevated in the near term. Investors face a variety of uncertainties related to inflation’s trajectory, interest rates, global growth and the war in Ukraine. Until more clarity emerges, we have broadly reduced risk exposure among our non-index credit-sensitive securities. Nevertheless, we continue to look for attractive buying opportunities that often emerge during volatile periods.
6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	80.4%
Corporate Bonds	5.1%
Asset-Backed Securities	2.1%
Collateralized Loan Obligations	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	1.0%
Short-Term Investments	9.0%
Other Assets and Liabilities	(0.9)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.00	$2.81	0.56%
I Class	$1,000	$1,013.50	$2.31	0.46%
Y Class	$1,000	$1,014.00	$1.81	0.36%
A Class	$1,000	$1,011.80	$4.06	0.81%
C Class	$1,000	$1,008.00	$7.81	1.56%
R Class	$1,000	$1,011.10	$5.31	1.06%
R5 Class	$1,000	$1,014.00	$1.81	0.36%
R6 Class	$1,000	$1,014.30	$1.56	0.31%
G Class	$1,000	$1,015.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.14	$2.82	0.56%
I Class	$1,000	$1,022.64	$2.32	0.46%
Y Class	$1,000	$1,023.14	$1.82	0.36%
A Class	$1,000	$1,020.89	$4.08	0.81%
C Class	$1,000	$1,017.15	$7.85	1.56%
R Class	$1,000	$1,019.65	$5.34	1.06%
R5 Class	$1,000	$1,023.14	$1.82	0.36%
R6 Class	$1,000	$1,023.39	$1.56	0.31%
G Class	$1,000	$1,024.88	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
U.S. TREASURY SECURITIES — 80.4%
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	$24,360,600	$25,212,401
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/23(1)	181,438,761	189,191,124
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	136,516,430	143,313,037
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	57,836,640	60,839,979
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	9,753,975	10,253,683
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	47,362,000	49,713,836
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	117,800,650	123,252,829
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	241,497,185	253,317,590
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	137,144,700	143,392,150
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	71,133,600	75,249,971
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	216,710,000	227,232,614
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	173,343,195	184,866,473
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	238,104,526	248,975,862
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	32,841,480	34,533,050
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/26	288,598,035	303,492,946
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	36,080,590	38,258,051
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	11,493,300	12,247,489
TOTAL U.S. TREASURY SECURITIES (Cost $2,113,450,736)		2,123,343,085
CORPORATE BONDS — 5.1%
Banks — 1.5%
Bank of America Corp., 4.18%, 11/25/27	1,523,000	1,554,653
Bank of America Corp., VRN, 3.38%, 4/2/26	2,605,000	2,602,596
Bank of America Corp., VRN, 2.55%, 2/4/28	1,960,000	1,874,678
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(2)	2,981,000	2,706,712
BPCE SA, 4.625%, 7/11/24(2)	1,650,000	1,681,071
BPCE SA, 5.15%, 7/21/24(2)	3,105,000	3,202,298
Canadian Imperial Bank of Commerce, 3.30%, 4/7/25(3)	4,555,000	4,552,927
ING Groep NV, VRN, 3.87%, 3/28/26	2,924,000	2,940,106
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	3,682,000	3,526,244
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	2,520,000	2,349,598
NatWest Group PLC, 5.125%, 5/28/24	5,119,000	5,277,033
Santander UK Group Holdings PLC, 4.75%, 9/15/25(2)	4,610,000	4,687,170
Swedbank AB, 3.36%, 4/4/25(2)(3)	700,000	702,626
Wells Fargo & Co., VRN, 3.53%, 3/24/28	2,287,000	2,284,236
		39,941,948
Biotechnology — 0.2%
AbbVie, Inc., 2.95%, 11/21/26	4,180,000	4,147,019
Capital Markets — 0.6%
Blackstone Private Credit Fund, 2.625%, 12/15/26(2)	2,349,000	2,117,722
Charles Schwab Corp., 2.45%, 3/3/27	822,000	799,390
Golub Capital BDC, Inc., 2.50%, 8/24/26	756,000	695,575
Hercules Capital, Inc., 2.625%, 9/16/26	3,346,000	3,078,341
Main Street Capital Corp., 3.00%, 7/14/26	1,765,000	1,638,790
Morgan Stanley, VRN, 2.63%, 2/18/26	4,326,000	4,246,688
Owl Rock Core Income Corp., 3.125%, 9/23/26(2)	4,121,000	3,729,374
		16,305,880
10

	Principal Amount	Value
Consumer Finance — 0.6%
Avolon Holdings Funding Ltd., 5.50%, 1/15/26(2)	$3,190,000	$3,295,597
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(2)	11,547,000	11,403,333
		14,698,930
Diversified Financial Services — 0.1%
Corebridge Financial, Inc., 3.50%, 4/4/25(2)(3)	3,832,000	3,824,336
Entertainment — 0.1%
Magallanes, Inc., 3.64%, 3/15/25(2)	1,952,000	1,965,941
Magallanes, Inc., 3.76%, 3/15/27(2)	1,497,000	1,496,772
		3,462,713
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.65%, 3/15/27(3)	1,446,000	1,443,107
IIP Operating Partnership LP, 5.50%, 5/25/26	5,065,000	5,060,469
		6,503,576
Food and Staples Retailing — 0.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 2/15/23(2)	3,100,000	3,104,758
Gas Utilities — 0.1%
East Ohio Gas Co., 1.30%, 6/15/25(2)	3,740,000	3,533,821
Household Durables — 0.2%
Lennar Corp., 4.75%, 5/30/25	4,460,000	4,621,955
Insurance — 0.2%
GA Global Funding Trust, 0.80%, 9/13/24(2)	2,800,000	2,625,206
Protective Life Global Funding, 3.22%, 3/28/25(2)	809,000	808,216
SBL Holdings, Inc., 5.125%, 11/13/26(2)	1,985,000	2,008,078
		5,441,500
IT Services†
Global Payments, Inc., 3.75%, 6/1/23	1,124,000	1,134,678
Multi-Utilities — 0.1%
Sempra Energy, 3.30%, 4/1/25	3,333,000	3,340,677
Personal Products — 0.2%
GSK Consumer Healthcare Capital PLC, 3.125%, 3/24/25(2)	5,325,000	5,312,311
Pharmaceuticals — 0.3%
Royalty Pharma PLC, 1.20%, 9/2/25	5,380,000	4,954,805
Viatris, Inc., 1.65%, 6/22/25	2,940,000	2,739,129
		7,693,934
Road and Rail — 0.2%
DAE Funding LLC, 1.55%, 8/1/24(2)	4,370,000	4,131,119
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	1,630,000	1,643,450
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(2)	357,000	362,763
Qorvo, Inc., 4.375%, 10/15/29	2,737,000	2,743,021
Qorvo, Inc., 3.375%, 4/1/31(2)	1,930,000	1,758,085
		6,507,319
Software — 0.1%
Workday, Inc., 3.50%, 4/1/27(3)	1,457,000	1,457,614
TOTAL CORPORATE BONDS (Cost $141,260,920)		135,164,088
ASSET-BACKED SECURITIES — 2.1%
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I SEQ, 4.19%, 6/5/49(2)	7,425,000	7,396,071
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	1,863,893	1,852,891
11

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)	$515,286	$510,443
CARS-DB5 LP, Series 2021-1A, Class A3 SEQ, 1.92%, 8/15/51(2)	3,950,000	3,685,012
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.30%, 12/26/51(2)	7,825,000	7,574,861
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	6,600,000	6,051,852
Global SC Finance VII Srl, Series 2021-1A, Class A, 1.86%, 4/17/41(2)	7,924,498	7,295,811
Mosaic Solar Loan Trust, Series 2020-1A, Class A SEQ, 2.10%, 4/20/46(2)	1,734,484	1,642,434
Mosaic Solar Loan Trust, Series 2021-1A, Class A SEQ, 1.51%, 12/20/46(2)	8,372,691	7,690,621
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	4,900,000	4,626,083
Tricon Residential Trust, Series 2022-SFR1, Class D, 4.75%, 4/17/39(2)(3)	6,000,000	5,999,994
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	475,954	470,914
TOTAL ASSET-BACKED SECURITIES (Cost $56,627,599)		54,796,987
COLLATERALIZED LOAN OBLIGATIONS — 1.7%
BlueMountain CLO Ltd., Series 2016-2A, Class BR2, VRN, 2.73%, (3-month LIBOR plus 2.25%), 8/20/32(2)	1,875,000	1,856,665
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 2.86%, (3-month LIBOR plus 2.60%), 4/22/32(2)	6,550,000	6,516,440
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.66%, (3-month LIBOR plus 2.20%), 8/14/30(2)	4,625,000	4,596,310
KKR CLO Ltd., Series 2022A, Class B, VRN, 1.85%, (3-month LIBOR plus 1.60%), 7/20/31(2)	4,425,000	4,393,417
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 1.74%, (3-month LIBOR plus 1.50%), 4/15/31(2)	2,200,000	2,184,731
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.88%, (1-month LIBOR plus 1.45%), 10/16/36(2)	7,079,000	6,892,669
Palmer Square Loan Funding Ltd., Series 2021-3A, Class C, VRN, 2.75%, (3-month LIBOR plus 2.50%), 7/20/29(2)	8,500,000	8,240,005
Palmer Square Loan Funding Ltd., Series 2022-1A, Class B, VRN, 2.23%, (3-month SOFR plus 2.00%), 4/15/30(2)	4,000,000	4,000,306
THL Credit Wind River Clo Ltd., Series 2019-3A, Class CR, VRN, 2.44%, (3-month LIBOR plus 2.20%), 4/15/31(2)	6,000,000	5,946,769
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $45,187,314)		44,627,312
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
Bancorp Commercial Mortgage Trust, Series 2019-CRE6, Class D, VRN, 2.46%, (30-day average SOFR plus 2.41%), 9/15/36(2)	5,111,000	5,067,705
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 2.40%, (1-month LIBOR plus 2.00%), 9/15/36(2)	7,200,000	6,946,646
BXMT Ltd., Series 2020-FL2, Class B, VRN, 1.56%, (30-day average SOFR plus 1.51%), 2/15/38(2)	2,970,000	2,948,195
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 2.00%, (1-month LIBOR plus 1.60%), 5/15/36(2)	5,741,000	5,682,420
Extended Stay America Trust, Series 2021-ESH, Class E, VRN, 3.25%, (1-month LIBOR plus 2.85%), 7/15/38(2)	8,953,893	8,828,943
OPG Trust, Series 2021-PORT, Class E, VRN, 1.93%, (1-month LIBOR plus 1.53%), 10/15/36(2)	9,577,000	9,097,817
PFP Ltd., Series 2019-5, Class C, VRN, 2.43%, (1-month LIBOR plus 2.00%), 4/14/36(2)	5,000,000	4,968,538
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $44,341,126)		43,540,264
12

	Principal Amount/Shares	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	$268,827	$272,375
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 1.10%, (30-day average SOFR plus 1.00%), 9/25/31(2)	3,750,000	3,718,325
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	1,043,303	1,034,002
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3 SEQ, VRN, 1.59%, 7/25/66(2)	5,840,748	5,535,676
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.62%, 6/25/56(2)	2,575,385	2,433,207
JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 2.97%, 6/25/36	188,950	151,503
JP Morgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	175,926	177,597
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.76%, 11/21/34	7,887	7,874
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.81%, 2/25/35	63,612	63,561
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.40%, 7/25/34	353,109	358,353
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(2)	3,072,455	3,071,685
Verus Securitization Trust, Series 2020-4, Class A2 SEQ, 1.91%, 5/25/65(2)	2,674,246	2,621,213
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	3,621,715	3,350,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	95,872	96,049
		22,891,433
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2015-SC02, Class M3, VRN, 3.64%, 9/25/45	1,552,790	1,552,874
FNMA, Series 2014-C02, Class 2M2, VRN, 3.06%, (1-month LIBOR plus 2.60%), 5/25/24	888,201	887,691
		2,440,565
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,201,018)		25,331,998
SHORT-TERM INVESTMENTS — 9.0%
Commercial Paper — 6.9%
Apple, Inc., 0.25%, 4/7/22(2)(4)	9,996,000	9,995,466
CAFCO LLC, 0.61%, 6/9/22(2)(4)	42,670,000	42,599,061
Landesbank Baden-Wuerttemberg, 0.32%, 4/1/22(2)(4)	60,000,000	59,999,468
Nestle Finance International Ltd., 0.30%, 4/7/22(2)(4)	46,000,000	45,997,540
Walmart, Inc., 0.36%, 4/18/22(2)(4)	24,000,000	23,996,340
		182,587,875
Money Market Funds — 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	56,284,371	56,284,371
TOTAL SHORT-TERM INVESTMENTS (Cost $238,894,617)		238,872,246
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $2,665,963,330)		2,665,675,980
OTHER ASSETS AND LIABILITIES — (0.9)%		(24,689,364)
TOTAL NET ASSETS — 100.0%		$2,640,986,616

13

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	574	June 2022	$65,830,625	$(2,021,775)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.06%	5/2/22	$22,000,000	$634	$1,277,300	$1,277,934
CPURNSA	Receive	2.07%	5/3/22	$40,000,000	744	2,305,789	2,306,533
CPURNSA	Receive	2.02%	5/4/22	$23,500,000	643	1,432,374	1,433,017
CPURNSA	Receive	1.93%	9/5/22	$18,000,000	(610)	1,615,691	1,615,081
CPURNSA	Receive	1.79%	8/26/23	$25,000,000	585	2,878,083	2,878,668
CPURNSA	Receive	2.18%	1/15/24	$50,000,000	670	4,969,942	4,970,612
CPURNSA	Receive	2.17%	1/19/24	$50,000,000	670	4,987,555	4,988,225
CPURNSA	Receive	2.21%	1/19/24	$20,000,000	568	1,970,630	1,971,198
CPURNSA	Receive	2.25%	2/1/24	$50,000,000	670	4,880,088	4,880,758
CPURNSA	Receive	2.25%	2/1/24	$25,000,000	585	2,441,676	2,442,261
CPURNSA	Receive	2.29%	2/8/24	$50,000,000	670	4,814,733	4,815,403
CPURNSA	Receive	1.71%	6/20/24	$30,000,000	(740)	3,609,454	3,608,714
CPURNSA	Receive	1.86%	7/30/24	$26,500,000	(715)	2,994,417	2,993,702
CPURNSA	Receive	1.86%	8/1/24	$23,700,000	(692)	2,681,362	2,680,670
CPURNSA	Receive	1.85%	8/1/24	$43,000,000	(848)	4,876,576	4,875,728
CPURNSA	Receive	1.67%	10/21/24	$45,000,000	(864)	5,719,501	5,718,637
CPURNSA	Receive	1.70%	11/26/24	$25,000,000	(702)	3,170,099	3,169,397
CPURNSA	Receive	1.79%	12/13/24	$16,000,000	(630)	1,946,419	1,945,789
CPURNSA	Receive	1.85%	8/26/25	$16,000,000	597	2,240,632	2,241,229
CPURNSA	Receive	2.00%	12/16/25	$15,000,000	592	1,892,253	1,892,845
CPURNSA	Receive	2.24%	1/11/26	$20,000,000	622	2,282,970	2,283,592
CPURNSA	Receive	2.24%	1/12/26	$20,000,000	622	2,276,632	2,277,254
CPURNSA	Receive	2.36%	2/9/26	$22,500,000	637	2,425,524	2,426,161
CPURNSA	Receive	2.36%	2/11/26	$20,000,000	622	2,148,908	2,149,530
CPURNSA	Receive	2.30%	2/24/26	$13,000,000	579	1,425,517	1,426,096
					$4,909	$73,264,125	$73,269,034

14

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $16,059,261.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $411,773,868, which represented 15.6% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $2,665,963,330)	$2,665,675,980
Receivable for investments sold	2,410,754
Receivable for capital shares sold	4,344,459
Receivable for variation margin on futures contracts	78,685
Interest receivable	2,223,796
2,674,733,674

Liabilities
Payable for investments purchased	29,963,150
Payable for capital shares redeemed	1,746,107
Payable for variation margin on swap agreements	1,242,326
Accrued management fees	769,090
Distribution and service fees payable	26,385
33,747,058

Net Assets	$2,640,986,616

Net Assets Consist of:
Capital paid in	$2,537,794,967
Distributable earnings	103,191,649
$2,640,986,616

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$697,335,389	64,035,149	$10.89
I Class	$1,045,279,530	95,181,197	$10.98
Y Class	$14,941,005	1,359,694	$10.99
A Class	$52,695,140	4,889,297	$10.78*
C Class	$8,273,839	796,306	$10.39
R Class	$19,781,895	1,797,440	$11.01
R5 Class	$122,195,230	11,126,183	$10.98
R6 Class	$18,725,391	1,704,998	$10.98
G Class	$661,759,197	60,154,103	$11.00
*Maximum offering price $11.03 (net asset value divided by 0.9775).

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$136,315,175

Expenses:
Management fees	11,351,241
Distribution and service fees:
A Class	114,098
C Class	58,226
R Class	98,551
Trustees' fees and expenses	168,930
Other expenses	31,089
11,822,135
Fees waived - G Class	(2,202,647)
9,619,488

Net investment income (loss)	126,695,687

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	42,604,633
Forward foreign currency exchange contract transactions	601,204
Futures contract transactions	(3,478,428)
Swap agreement transactions	1,412,390
Foreign currency translation transactions	106,716
41,246,515

Change in net unrealized appreciation (depreciation) on:
Investments	(97,765,917)
Forward foreign currency exchange contracts	(14,024)
Futures contracts	(2,021,775)
Swap agreements	60,927,095
Translation of assets and liabilities in foreign currencies	(7,526)
(38,882,147)

Net realized and unrealized gain (loss)	2,364,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$129,060,055

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$126,695,687	$23,561,222
Net realized gain (loss)	41,246,515	4,889,303
Change in net unrealized appreciation (depreciation)	(38,882,147)	135,226,163
Net increase (decrease) in net assets resulting from operations	129,060,055	163,676,688

Distributions to Shareholders
From earnings:
Investor Class	(18,377,213)	(3,794,674)
I Class	(49,288,277)	(4,149,384)
Y Class	(628,667)	(130,698)
A Class	(1,795,871)	(192,337)
C Class	(302,613)	(191)
R Class	(650,573)	(59,184)
R5 Class	(6,599,316)	(4,853,646)
R6 Class	(668,999)	(128,792)
G Class	(30,850,587)	(7,556,898)
Decrease in net assets from distributions	(109,162,116)	(20,865,804)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	308,866,026	609,940,160

Net increase (decrease) in net assets	328,763,965	752,751,044

Net Assets
Beginning of period	2,312,222,651	1,559,471,607
End of period	$2,640,986,616	$2,312,222,651

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 21% of the shares of the fund.

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Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.
The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2022 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.55%
I Class		0.1500% to 0.2100%	0.45%
Y Class		0.0500% to 0.1100%	0.35%
A Class		0.2500% to 0.3100%	0.55%
C Class		0.2500% to 0.3100%	0.55%
R Class		0.2500% to 0.3100%	0.55%
R5 Class		0.0500% to 0.1100%	0.35%
R6 Class		0.0000% to 0.0600%	0.30%
G Class		0.0000% to 0.0600%	0.00%(1)
(1)Effective annual management fee before waiver was 0.30%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,912,412,784, of which $1,383,025,115 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,821,874,845, of which $1,277,372,184 represented U.S. Treasury and Government Agency obligations.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	48,781,308	$534,951,356	20,385,947	$209,283,268
Issued in reinvestment of distributions	1,694,882	18,350,122	358,857	3,749,375
Redeemed	(17,802,459)	(196,122,488)	(46,637,749)	(485,795,269)
	32,673,731	357,178,990	(25,892,945)	(272,762,626)
I Class
Sold	91,832,421	1,023,616,159	56,120,172	592,042,681
Issued in reinvestment of distributions	4,374,386	47,753,917	375,392	4,006,546
Redeemed	(63,511,866)	(692,877,282)	(8,920,028)	(95,001,421)
	32,694,941	378,492,794	47,575,536	501,047,806
Y Class
Sold	292,230	3,235,741	455,440	4,822,790
Issued in reinvestment of distributions	57,572	628,667	12,325	130,698
Redeemed	(368,876)	(4,075,884)	(128,824)	(1,363,792)
	(19,074)	(211,476)	338,941	3,589,696
A Class
Sold	2,246,384	24,522,123	1,509,490	15,761,150
Issued in reinvestment of distributions	92,624	992,421	9,522	99,339
Redeemed	(1,040,820)	(11,293,734)	(951,360)	(9,896,501)
	1,298,188	14,220,810	567,652	5,963,988
C Class
Sold	897,672	9,531,882	65,702	670,538
Issued in reinvestment of distributions	25,562	264,565	18	183
Redeemed	(357,243)	(3,713,481)	(520,653)	(5,242,552)
	565,991	6,082,966	(454,933)	(4,571,831)
R Class
Sold	581,567	6,478,314	729,348	7,747,319
Issued in reinvestment of distributions	59,397	650,532	5,512	59,009
Redeemed	(624,015)	(6,948,096)	(745,013)	(7,893,602)
	16,949	180,750	(10,153)	(87,274)
R5 Class
Sold	3,756,791	41,688,125	8,548,181	89,868,697
Issued in reinvestment of distributions	579,209	6,334,559	451,758	4,784,134
Redeemed	(39,947,285)	(456,718,806)	(3,658,450)	(38,599,820)
	(35,611,285)	(408,696,122)	5,341,489	56,053,011
R6 Class
Sold	959,923	10,632,052	772,545	8,156,563
Issued in reinvestment of distributions	56,775	619,384	10,925	115,677
Redeemed	(499,622)	(5,498,149)	(612,814)	(6,497,901)
	517,076	5,753,287	170,656	1,774,339
G Class
Sold	6,647,729	74,207,804	33,297,439	353,711,737
Issued in reinvestment of distributions	2,823,976	30,850,587	711,459	7,556,898
Redeemed	(13,334,825)	(149,194,364)	(3,957,595)	(42,335,584)
	(3,863,120)	(44,135,973)	30,051,303	318,933,051
Net increase (decrease)	28,273,397	$308,866,026	57,687,546	$609,940,160

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,123,343,085	—
Corporate Bonds	—	135,164,088	—
Asset-Backed Securities	—	54,796,987	—
Collateralized Loan Obligations	—	44,627,312	—
Commercial Mortgage-Backed Securities	—	43,540,264	—
Collateralized Mortgage Obligations	—	25,331,998	—
Short-Term Investments	$56,284,371	182,587,875	—
	$56,284,371	$2,609,391,609	—
Other Financial Instruments
Swap Agreements	—	$73,269,034	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,021,775	—	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $81,761,965.
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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $31,474,573 futures contracts purchased and $93,778,200 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $730,033,333.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	$78,685	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$1,242,326
		$78,685		$1,242,326
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$601,204	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$(14,024)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(3,478,428)	Change in net unrealized appreciation (depreciation) on futures contracts	(2,021,775)
Other Contracts	Net realized gain (loss) on swap agreement transactions	1,412,390	Change in net unrealized appreciation (depreciation) on swap agreements	60,927,095
		$(1,464,834)		$58,891,296
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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$109,162,116	$20,865,804
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,665,971,438
Gross tax appreciation of investments	$29,437,441
Gross tax depreciation of investments	(29,732,899)
Net tax appreciation (depreciation) of investments	(295,458)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	73,264,125
Net tax appreciation (depreciation)	$72,968,667
Other book-to-tax adjustments	$(1,021,508)
Undistributed ordinary income	$16,013,518
Accumulated long-term gains	$15,230,972
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.79	0.49	0.04	0.53	(0.43)	$10.89	4.92%	0.56%	0.56%	4.48%	4.48%	71%	$697,335
2021	$10.01	0.09	0.78	0.87	(0.09)	$10.79	8.68%	0.57%	0.57%	0.95%	0.95%	29%	$338,427
2020	$10.11	0.21	(0.14)	0.07	(0.17)	$10.01	0.69%	0.57%	0.57%	2.13%	2.13%	50%	$572,935
2019	$10.16	0.15	0.03	0.18	(0.23)	$10.11	1.79%	0.57%	0.57%	1.49%	1.49%	31%	$559,790
2018	$10.31	0.16	(0.16)	—	(0.15)	$10.16	0.05%	0.57%	0.57%	1.52%	1.52%	31%	$622,940
I Class
2022	$10.88	0.50	0.04	0.54	(0.44)	$10.98	4.98%	0.46%	0.46%	4.58%	4.58%	71%	$1,045,280
2021	$10.09	0.10	0.79	0.89	(0.10)	$10.88	8.82%	0.47%	0.47%	1.05%	1.05%	29%	$679,719
2020	$10.19	0.23	(0.15)	0.08	(0.18)	$10.09	0.79%	0.47%	0.47%	2.23%	2.23%	50%	$150,405
2019	$10.24	0.15	0.04	0.19	(0.24)	$10.19	1.87%	0.47%	0.47%	1.59%	1.59%	31%	$186,378
2018(3)	$10.38	0.15	(0.13)	0.02	(0.16)	$10.24	0.22%	0.47%(4)	0.47%(4)	1.51%(4)	1.51%(4)	31%(5)	$157,963

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$10.88	0.52	0.04	0.56	(0.45)	$10.99	5.18%	0.36%	0.36%	4.68%	4.68%	71%	$14,941
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.92%	0.37%	0.37%	1.15%	1.15%	29%	$15,006
2020	$10.19	0.22	(0.13)	0.09	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$10,494
2019	$10.24	0.15	0.05	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$4,471
2018(3)	$10.38	0.18	(0.15)	0.03	(0.17)	$10.24	0.29%	0.37%(4)	0.37%(4)	1.76%(4)	1.76%(4)	31%(5)	$155
A Class
2022	$10.68	0.45	0.05	0.50	(0.40)	$10.78	4.70%	0.81%	0.81%	4.23%	4.23%	71%	$52,695
2021	$9.91	0.07	0.76	0.83	(0.06)	$10.68	8.39%	0.82%	0.82%	0.70%	0.70%	29%	$38,361
2020	$10.01	0.18	(0.13)	0.05	(0.15)	$9.91	0.44%	0.82%	0.82%	1.88%	1.88%	50%	$29,951
2019	$10.06	0.11	0.04	0.15	(0.20)	$10.01	1.55%	0.82%	0.82%	1.24%	1.24%	31%	$24,988
2018	$10.21	0.13	(0.15)	(0.02)	(0.13)	$10.06	(0.21)%	0.82%	0.82%	1.27%	1.27%	31%	$24,073
C Class
2022	$10.32	0.34	0.06	0.40	(0.33)	$10.39	3.92%	1.56%	1.56%	3.48%	3.48%	71%	$8,274
2021	$9.59	(0.03)	0.76	0.73	—(6)	$10.32	7.62%	1.57%	1.57%	(0.05)%	(0.05)%	29%	$2,378
2020	$9.69	0.17	(0.20)	(0.03)	(0.07)	$9.59	(0.33)%	1.57%	1.57%	1.13%	1.13%	50%	$6,571
2019	$9.74	0.05	0.03	0.08	(0.13)	$9.69	0.80%	1.57%	1.57%	0.49%	0.49%	31%	$17,769
2018	$9.89	0.05	(0.15)	(0.10)	(0.05)	$9.74	(0.99)%	1.57%	1.57%	0.52%	0.52%	31%	$22,600

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$10.90	0.45	0.03	0.48	(0.37)	$11.01	4.44%	1.06%	1.06%	3.98%	3.98%	71%	$19,782
2021	$10.11	0.05	0.77	0.82	(0.03)	$10.90	8.15%	1.07%	1.07%	0.45%	0.45%	29%	$19,408
2020	$10.21	0.16	(0.14)	0.02	(0.12)	$10.11	0.18%	1.07%	1.07%	1.63%	1.63%	50%	$18,099
2019	$10.26	0.08	0.05	0.13	(0.18)	$10.21	1.26%	1.07%	1.07%	0.99%	0.99%	31%	$15,253
2018	$10.41	0.11	(0.16)	(0.05)	(0.10)	$10.26	(0.45)%	1.07%	1.07%	1.02%	1.02%	31%	$13,120
R5 Class
2022	$10.88	0.54	0.01	0.55	(0.45)	$10.98	5.09%	0.36%	0.36%	4.68%	4.68%	71%	$122,195
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.93%	0.37%	0.37%	1.15%	1.15%	29%	$508,447
2020	$10.19	0.24	(0.15)	0.09	(0.19)	$10.09	0.89%	0.37%	0.37%	2.33%	2.33%	50%	$417,564
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	1.98%	0.37%	0.37%	1.69%	1.69%	31%	$376,691
2018	$10.39	0.18	(0.16)	0.02	(0.17)	$10.24	0.25%	0.37%	0.37%	1.72%	1.72%	31%	$339,844
R6 Class
2022	$10.88	0.52	0.03	0.55	(0.45)	$10.98	5.14%	0.31%	0.31%	4.73%	4.73%	71%	$18,725
2021	$10.09	0.12	0.78	0.90	(0.11)	$10.88	8.98%	0.32%	0.32%	1.20%	1.20%	29%	$12,923
2020	$10.19	0.25	(0.15)	0.10	(0.20)	$10.09	0.94%	0.32%	0.32%	2.38%	2.38%	50%	$10,261
2019	$10.24	0.16	0.04	0.20	(0.25)	$10.19	2.03%	0.32%	0.32%	1.74%	1.74%	31%	$8,920
2018	$10.38	0.18	(0.14)	0.04	(0.18)	$10.24	0.29%	0.32%	0.32%	1.77%	1.77%	31%	$8,280

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2022	$10.90	0.56	0.03	0.59	(0.49)	$11.00	5.46%	0.01%	0.31%	5.03%	4.73%	71%	$661,759
2021	$10.10	0.18	0.77	0.95	(0.15)	$10.90	9.41%	0.01%	0.32%	1.51%	1.20%	29%	$697,554
2020	$10.20	0.29	(0.16)	0.13	(0.23)	$10.10	1.25%	0.01%	0.32%	2.69%	2.38%	50%	$343,192
2019	$10.25	0.22	0.01	0.23	(0.28)	$10.20	2.34%	0.01%	0.32%	2.05%	1.74%	31%	$399,692
2018(7)	$10.31	0.14	(0.07)	0.07	(0.13)	$10.25	0.66%	0.01%(4)	0.32%(4)	2.02%(4)	1.71%(4)	31%(5)	$468,758

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.
(7)July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Inflation Protection Bond Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $270,221 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $2,238,288, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund utilized earnings and profits of $14,984,843 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 2205

Annual Report

March 31, 2022

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASDVX	-1.72%	2.25%	2.04%	7/28/14
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	—	-2.91%	1.26%	1.16%	—
I Class	ASDHX	-1.62%	—	2.30%	4/10/17
Y Class	ASYDX	-1.52%	—	2.41%	4/10/17
A Class	ASADX				7/28/14
No sales charge		-1.96%	1.99%	1.78%
With sales charge		-4.21%	1.53%	1.48%
C Class	ASCDX	-2.70%	1.23%	1.02%	7/28/14
R Class	ASDRX	-2.21%	1.74%	1.53%	7/28/14
R5 Class	ASDJX	-1.52%	2.45%	2.24%	7/28/14
R6 Class	ASXDX	-1.47%	2.50%	2.29%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $11,674

Bloomberg U.S. 1-3 Year Government/Credit Bond Index — $10,926

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.53%	0.43%	0.33%	0.78%	1.53%	1.03%	0.33%	0.28%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Peter Van Gelderen and Charles Tan

Peter Van Gelderen joined the investment team in August 2021. Brian Howell left the portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Short Duration Strategic Income returned -1.72%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index returned -2.91% for the same period. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy took center stage during the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor market shortages and fiscal policy contributed to spiking prices.

Even as inflation soared, Fed policy generally remained dovish until late 2021. Policymakers had insisted rising prices would be transitory. But by November, the Fed accelerated the tapering of its bond-buying program, which ended in March. Also in March, the Fed finally hiked interest rates just as the headline inflation rate was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. Along with solid corporate fundamentals, conditions were generally supportive of credit-sensitive securities. However, resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine triggered sharp volatility. By period-end, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Rising inflation and expectations for Fed tightening drove Treasury yields sharply higher. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022.

The rates and inflation backdrop proved challenging for credit-sensitive securities, particularly in the second half of the reporting period. Most fixed-income sectors declined for the 12-month period. The portfolio outperformed the index largely due to our focus on out-of-index sources of income and our duration strategy.
Duration Position Drove Relative Results

Given our expectations for interest rates to rise, we positioned the portfolio with a shorter duration than the index. As rates rose, particularly among shorter-maturity securities, this positioning aided relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

High-Yield Securities Contributed, Investment-Grade Corporates Detracted

Our position in corporate bonds, which comprised approximately 43% of the portfolio on March 31, 2022, delivered mixed results overall. Our out-of-index high-yield corporate bonds contributed to relative performance, largely due to robust results in the first half of the reporting period. Additionally, high-yield corporates generally fared much better than investment-grade corporates for the full 12-month period. As market volatility and uncertainty intensified in late 2021 and early 2022, we reduced our high-yield exposure. By period-end, we further reduced our high-yield position with credit default swaps.

Similarly, our position in investment-grade corporate bonds lifted results early in the period. But rising rates and mounting inflation ultimately took a toll on investment-grade corporates. In the final months of the fiscal year, securities in the banking and finance industries were significant detractors, as investors sold shorter-maturity corporates to raise liquidity.

At the end of the reporting period, the portfolio held a nearly 4% stake in emerging markets bonds, including corporate securities. This position weighed on results amid slowing global growth, rising interest rates and geopolitical unrest. Corporate holdings in Mexico and a small position in a Ukraine sovereign bond were among the largest detractors.

Securitized Sector Added Value

We maintained a sizable position in securitized bonds, which, at period-end, comprised approximately 28% of the portfolio. Our selections among non-index sectors, including non-agency collateralized mortgage obligations and collateralized loan obligations, aided relative results. However, positions in asset-backed securities offset some of those positive effects.

Portfolio Positioning

We believe the U.S. economy will grow in 2022 but likely at a slower pace than in 2021. Manufacturing has remained robust, home prices and wages have continued to rise, and the unemployment rate has continued to shrink. However, we are monitoring the ongoing pressures from supply chain disruptions, elevated inflation, Fed tightening and geopolitical unrest.

Given these ongoing pressures and the heightened level of uncertainty, we expect market volatility to remain elevated in the near term. Until more clarity emerges, we have broadly reduced risk exposure across all sectors. Nevertheless, we will continue to look for attractive buying opportunities that often emerge during volatile periods.

The selling of select emerging markets, securitized and corporate securities late in the period has boosted the portfolio’s cash position. We believe this increased liquidity may help us add exposure to investment-grade and high-yield corporate bonds at attractive valuations. As always, we will continue to pursue a bottom-up approach to portfolio management, emphasizing stringent research and careful security selection.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	42.7%
U.S. Treasury Securities	20.2%
Collateralized Mortgage Obligations	9.6%
Asset-Backed Securities	7.8%
Collateralized Loan Obligations	6.9%
Preferred Stocks	3.4%
Bank Loan Obligations	3.3%
Commercial Mortgage-Backed Securities	3.2%
Sovereign Governments and Agencies	1.0%
Convertible Bonds	0.4%
Short-Term Investments	1.2%
Other Assets and Liabilities	0.3%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$967.00	$2.55	0.52%
I Class	$1,000	$966.50	$2.06	0.42%
Y Class	$1,000	$968.00	$1.57	0.32%
A Class	$1,000	$965.80	$3.77	0.77%
C Class	$1,000	$962.20	$7.44	1.52%
R Class	$1,000	$963.60	$4.99	1.02%
R5 Class	$1,000	$967.00	$1.57	0.32%
R6 Class	$1,000	$967.20	$1.32	0.27%
Hypothetical
Investor Class	$1,000	$1,022.34	$2.62	0.52%
I Class	$1,000	$1,022.84	$2.12	0.42%
Y Class	$1,000	$1,023.34	$1.61	0.32%
A Class	$1,000	$1,021.09	$3.88	0.77%
C Class	$1,000	$1,017.35	$7.65	1.52%
R Class	$1,000	$1,019.85	$5.14	1.02%
R5 Class	$1,000	$1,023.34	$1.61	0.32%
R6 Class	$1,000	$1,023.59	$1.36	0.27%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 42.7%
Aerospace and Defense — 0.1%
Boeing Co., 1.43%, 2/4/24	$820,000	$793,594
Air Freight and Logistics — 0.2%
GXO Logistics, Inc., 1.65%, 7/15/26(1)	1,500,000	1,356,340
Airlines — 0.6%
Air Canada, 3.875%, 8/15/26(1)	1,430,000	1,351,343
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	1,161,000	1,171,339
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(1)	1,458,000	1,471,710
		3,994,392
Automobiles — 0.8%
Ford Motor Credit Co. LLC, 2.30%, 2/10/25	2,500,000	2,375,844
Ford Motor Credit Co. LLC, 4.95%, 5/28/27	1,540,000	1,567,797
General Motors Financial Co., Inc., 1.20%, 10/15/24	2,000,000	1,900,402
		5,844,043
Banks — 9.0%
Banco Santander SA, 5.18%, 11/19/25	1,200,000	1,241,726
Banco Santander SA, VRN, 1.72%, 9/14/27	2,200,000	1,990,295
Bank of America Corp., 3.95%, 4/21/25	750,000	764,828
Bank of America Corp., 4.18%, 11/25/27	962,000	981,994
Bank of America Corp., VRN, 3.38%, 4/2/26	985,000	984,091
Bank of America Corp., VRN, 1.32%, 6/19/26	1,825,000	1,712,365
Bank of America Corp., VRN, 1.73%, 7/22/27	417,000	387,638
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(1)	2,333,000	2,118,336
Bank of Montreal, 1.50%, 1/10/25	1,565,000	1,500,334
Bank of New Zealand, 2.00%, 2/21/25(1)	2,045,000	1,978,416
Barclays PLC, 4.375%, 9/11/24	2,800,000	2,839,156
BNP Paribas SA, 4.375%, 9/28/25(1)	2,080,000	2,101,784
BPCE SA, 1.625%, 1/14/25(1)	1,500,000	1,432,412
BPCE SA, 4.50%, 3/15/25(1)	1,574,000	1,593,142
Canadian Imperial Bank of Commerce, 3.30%, 4/7/25(2)	2,450,000	2,448,885
Citigroup, Inc., VRN, 2.01%, 1/25/26	806,000	776,519
Citigroup, Inc., VRN, 3.11%, 4/8/26	800,000	793,770
Commonwealth Bank of Australia, 2.30%, 3/14/25(1)	1,255,000	1,230,064
Discover Bank, VRN, 4.68%, 8/9/28	3,240,000	3,287,154
DNB Bank ASA, VRN, 2.97%, 3/28/25(1)	2,265,000	2,263,847
First-Citizens Bank & Trust Co., VRN, 3.93%, 6/19/24	1,665,000	1,682,622
First-Citizens Bank & Trust Co., VRN, 2.97%, 9/27/25	2,525,000	2,503,189
FNB Corp., 2.20%, 2/24/23	1,062,000	1,056,162
HSBC Holdings PLC, 4.25%, 3/14/24	1,265,000	1,284,121
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	1,210,000	1,187,176
ING Groep NV, VRN, 3.87%, 3/28/26	1,254,000	1,260,907
JPMorgan Chase & Co., VRN, 0.77%, 8/9/25	1,180,000	1,119,471
JPMorgan Chase & Co., VRN, 1.56%, 12/10/25	715,000	684,754
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	895,000	834,480
NatWest Group PLC, 5.125%, 5/28/24	1,389,000	1,431,881
NatWest Group PLC, 4.80%, 4/5/26	1,000,000	1,034,846
10

	Principal Amount/Shares	Value
Santander Holdings USA, Inc., 4.40%, 7/13/27	$3,035,000	$3,092,042
Santander UK Group Holdings PLC, 4.75%, 9/15/25(1)	1,300,000	1,321,762
Societe Generale SA, 5.00%, 1/17/24(1)	1,500,000	1,529,332
Societe Generale SA, VRN, 2.23%, 1/21/26(1)	2,200,000	2,090,624
Swedbank AB, 3.36%, 4/4/25(1)(2)	735,000	737,757
Truist Financial Corp., VRN, 1.27%, 3/2/27	1,100,000	1,020,097
UniCredit SpA, 7.83%, 12/4/23(1)	1,800,000	1,913,751
UniCredit SpA, VRN, 2.57%, 9/22/26(1)	2,545,000	2,354,190
Westpac Banking Corp., VRN, 2.89%, 2/4/30	3,150,000	3,038,952
		63,604,872
Capital Markets — 6.6%
Ares Capital Corp., 3.50%, 2/10/23	1,187,000	1,193,802
Ares Capital Corp., 4.20%, 6/10/24	576,000	580,601
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	3,107,000	2,806,310
Blackstone Private Credit Fund, 4.70%, 3/24/25(1)	1,475,000	1,497,148
Blackstone Private Credit Fund, 2.625%, 12/15/26(1)	1,142,000	1,029,561
Charles Schwab Corp., 2.45%, 3/3/27	259,000	251,876
Coinbase Global, Inc., 3.375%, 10/1/28(1)	1,123,000	993,518
Deutsche Bank AG, VRN, 3.96%, 11/26/25	1,630,000	1,630,238
Deutsche Bank AG, VRN, 2.31%, 11/16/27	1,681,000	1,542,996
Deutsche Bank AG, VRN, 4.30%, 5/24/28	3,199,000	3,167,379
FS KKR Capital Corp., 4.25%, 2/14/25(1)	1,406,000	1,384,549
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	1,840,000	1,772,790
Goldman Sachs Group, Inc., 4.25%, 10/21/25	2,420,000	2,481,566
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	3,341,000	3,259,270
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	1,522,000	1,416,596
Golub Capital BDC, Inc., 2.50%, 8/24/26	1,976,000	1,818,063
Hercules Capital, Inc., 2.625%, 9/16/26	1,184,000	1,089,287
Hercules Capital, Inc., 3.375%, 1/20/27	409,000	384,623
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27	955,000	938,861
LPL Holdings, Inc., 4.625%, 11/15/27(1)	1,185,000	1,166,490
Main Street Capital Corp., 5.20%, 5/1/24	876,000	894,574
Main Street Capital Corp., 3.00%, 7/14/26	303,000	281,333
Morgan Stanley, VRN, 1.16%, 10/21/25	1,560,000	1,483,278
Morgan Stanley, VRN, 2.63%, 2/18/26	1,132,000	1,111,246
Owl Rock Capital Corp., 3.40%, 7/15/26	2,395,000	2,252,164
Owl Rock Capital Corp., 2.625%, 1/15/27	1,706,000	1,531,691
Owl Rock Core Income Corp., 5.50%, 3/21/25(1)	2,000,000	1,996,432
Owl Rock Core Income Corp., 3.125%, 9/23/26(1)	1,473,000	1,333,018
Owl Rock Technology Finance Corp., 6.75%, 6/30/25(1)	2,027,000	2,131,948
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	69,000	68,167
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	1,149,000	1,039,472
Prospect Capital Corp., 5.875%, 3/15/23	933,000	950,989
State Street Corp., VRN, 1.75%, 2/6/26	1,450,000	1,397,852
		46,877,688
Consumer Finance — 2.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.50%, 7/15/25	774,000	820,287
Ally Financial, Inc., 5.75%, 11/20/25	2,415,000	2,541,663
Avolon Holdings Funding Ltd., 5.50%, 1/15/26(1)	700,000	723,172
Avolon Holdings Funding Ltd., 2.125%, 2/21/26(1)	1,950,000	1,782,838
11

	Principal Amount/Shares	Value
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(1)	$2,917,000	$2,880,707
Avolon Holdings Funding Ltd., 4.375%, 5/1/26(1)	915,000	904,097
BOC Aviation USA Corp., 1.625%, 4/29/24(1)	1,774,000	1,705,062
Capital One Financial Corp., 3.75%, 3/9/27	1,950,000	1,967,706
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)	1,250,000	1,118,213
OneMain Finance Corp., 8.25%, 10/1/23	1,995,000	2,104,635
SLM Corp., 3.125%, 11/2/26	1,576,000	1,465,144
		18,013,524
Containers and Packaging — 0.2%
Berry Global, Inc., 0.95%, 2/15/24	1,300,000	1,245,391
Diversified Financial Services — 0.9%
Antares Holdings LP, 6.00%, 8/15/23(1)	2,155,000	2,200,999
Antares Holdings LP, 3.95%, 7/15/26(1)	1,200,000	1,120,493
Antares Holdings LP, 2.75%, 1/15/27(1)	1,531,000	1,348,122
Antares Holdings LP, 3.75%, 7/15/27(1)	2,080,000	1,922,452
		6,592,066
Diversified Telecommunication Services — 1.5%
AT&T, Inc., 4.25%, 3/1/27	3,135,000	3,282,716
Level 3 Financing, Inc., 3.40%, 3/1/27(1)	3,460,000	3,268,108
Level 3 Financing, Inc., 4.625%, 9/15/27(1)	1,072,000	1,011,073
Telecom Italia SpA, 5.30%, 5/30/24(1)	3,365,000	3,394,528
		10,956,425
Electric Utilities — 1.3%
American Electric Power Co., Inc., 2.03%, 3/15/24	2,000,000	1,966,733
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	2,600,000	2,403,876
Duke Energy Corp., VRN, 3.25%, 1/15/82	1,580,000	1,401,767
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	2,122,588	1,909,066
NextEra Energy Operating Partners LP, 4.25%, 7/15/24(1)	1,643,000	1,665,213
		9,346,655
Entertainment — 0.9%
Magallanes, Inc., 3.64%, 3/15/25(1)	643,000	647,592
Magallanes, Inc., 3.76%, 3/15/27(1)	838,000	837,873
Netflix, Inc., 5.875%, 2/15/25	2,370,000	2,530,959
Netflix, Inc., 3.625%, 6/15/25(1)	733,000	737,808
Netflix, Inc., 4.875%, 4/15/28	815,000	855,994
Netflix, Inc., 5.875%, 11/15/28	855,000	944,604
		6,554,830
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp., 3.65%, 3/15/27(2)	780,000	778,439
EPR Properties, 4.75%, 12/15/26	1,798,000	1,801,191
EPR Properties, 4.95%, 4/15/28	2,467,000	2,471,268
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	2,740,000	2,866,132
IIP Operating Partnership LP, 5.50%, 5/25/26	2,150,000	2,148,077
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	1,403,000	1,428,254
Office Properties Income Trust, 2.40%, 2/1/27	958,000	853,589
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 5.875%, 10/1/28(1)	402,000	402,277
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27	368,000	354,815
Sabra Health Care LP, 5.125%, 8/15/26	1,100,000	1,126,708
VICI Properties LP / VICI Note Co., Inc., 3.50%, 2/15/25(1)	3,000,000	2,960,265
12

	Principal Amount/Shares	Value
XHR LP, 6.375%, 8/15/25(1)	$736,000	$759,471
		17,950,486
Health Care Providers and Services — 0.5%
HCA, Inc., 3.125%, 3/15/27(1)	1,395,000	1,365,238
Universal Health Services, Inc., 1.65%, 9/1/26(1)	2,333,000	2,143,603
		3,508,841
Hotels, Restaurants and Leisure — 0.4%
Hyatt Hotels Corp., 1.80%, 10/1/24	2,000,000	1,926,097
Studio City Finance Ltd., 5.00%, 1/15/29(1)	1,050,000	800,909
		2,727,006
Household Durables — 0.4%
Meritage Homes Corp., 6.00%, 6/1/25	2,500,000	2,630,691
Insurance — 2.0%
American International Group, Inc., 3.90%, 4/1/26	1,732,000	1,777,921
Aon Corp. / Aon Global Holdings PLC, 2.85%, 5/28/27	858,000	840,855
Athene Global Funding, 1.72%, 1/7/25(1)	1,400,000	1,335,532
CNO Global Funding, 1.65%, 1/6/25(1)	742,000	707,277
Equitable Financial Life Global Funding, 1.30%, 7/12/26(1)	1,450,000	1,333,637
Global Atlantic Fin Co., VRN, 4.70%, 10/15/51(1)	1,380,000	1,307,550
Jackson National Life Global Funding, 1.75%, 1/12/25(1)	712,000	682,517
Protective Life Global Funding, 3.22%, 3/28/25(1)	154,000	153,851
Protective Life Global Funding, 1.62%, 4/15/26(1)	1,525,000	1,432,504
SBL Holdings, Inc., 5.125%, 11/13/26(1)	2,870,000	2,903,367
SBL Holdings, Inc., VRN, 6.50%(1)(3)	2,137,000	1,955,355
		14,430,366
Interactive Media and Services — 0.3%
Weibo Corp., 3.50%, 7/5/24	1,800,000	1,758,626
IT Services — 0.1%
Global Payments, Inc., 3.75%, 6/1/23	890,000	898,455
Leisure Products — 0.1%
Brunswick Corp., 0.85%, 8/18/24	750,000	709,622
Media — 1.9%
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	790,000	778,209
DISH DBS Corp., 7.75%, 7/1/26	1,500,000	1,492,117
DISH DBS Corp., 5.25%, 12/1/26(1)	1,485,000	1,417,247
iHeartCommunications, Inc., 8.375%, 5/1/27	1,365,000	1,413,048
Paramount Global, 4.75%, 5/15/25	2,425,000	2,522,005
Paramount Global, VRN, 6.25%, 2/28/57	2,095,000	2,116,002
Paramount Global, VRN, 6.375%, 3/30/62	1,735,000	1,753,556
WPP Finance 2010, 3.75%, 9/19/24	1,605,000	1,622,923
		13,115,107
Metals and Mining — 0.8%
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	700,000	705,453
GUSAP III LP, 4.25%, 1/21/30(1)	1,500,000	1,507,515
Indonesia Asahan Aluminium (Persero) PT, 4.75%, 5/15/25	1,300,000	1,326,325
Indonesia Asahan Aluminium (Persero) PT, 5.45%, 5/15/30(1)	1,000,000	1,045,545
Novelis Corp., 3.25%, 11/15/26(1)	1,000,000	956,500
		5,541,338
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	1,714,000	1,709,595
13

	Principal Amount/Shares	Value
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	$1,234,000	$1,165,402
Starwood Property Trust, Inc., 4.375%, 1/15/27(1)	1,506,000	1,462,846
		4,337,843
Multi-Utilities — 0.3%
Sempra Energy, VRN, 4.125%, 4/1/52	2,560,000	2,396,407
Multiline Retail — 0.1%
Nordstrom, Inc., 2.30%, 4/8/24	1,000,000	989,360
Oil, Gas and Consumable Fuels — 1.5%
Ecopetrol SA, 5.875%, 9/18/23	1,500,000	1,540,155
Enbridge, Inc., VRN, 0.83%, 2/16/24	2,000,000	2,000,069
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	188,000	186,728
Energy Transfer LP, 4.25%, 4/1/24	1,500,000	1,530,087
Geopark Ltd., 5.50%, 1/17/27(1)	800,000	763,392
Hess Corp., 3.50%, 7/15/24	668,000	672,689
HollyFrontier Corp., 2.625%, 10/1/23	750,000	742,757
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	429,000	395,283
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	600,000	579,867
Petroleos Mexicanos, 6.50%, 3/13/27	1,700,000	1,729,291
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	830,000	831,751
		10,972,069
Pharmaceuticals — 0.5%
Bausch Health Americas, Inc., 9.25%, 4/1/26(1)	1,500,000	1,537,845
Bausch Health Cos., Inc., 6.125%, 2/1/27(1)	500,000	503,773
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(1)	1,700,000	1,745,611
		3,787,229
Real Estate Management and Development — 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	900,000	906,755
Road and Rail — 0.8%
DAE Funding LLC, 1.55%, 8/1/24(1)	1,454,000	1,374,519
DAE Funding LLC, 2.625%, 3/20/25(1)	1,910,000	1,819,275
Triton Container International Ltd., 1.15%, 6/7/24(1)	2,250,000	2,136,011
		5,329,805
Semiconductors and Semiconductor Equipment — 0.4%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	752,000	758,205
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	230,000	233,713
Qorvo, Inc., 4.375%, 10/15/29	1,703,000	1,706,746
		2,698,664
Software — 0.2%
NCR Corp., 5.125%, 4/15/29(1)	780,000	750,785
Workday, Inc., 3.50%, 4/1/27(2)	875,000	875,369
		1,626,154
Technology Hardware, Storage and Peripherals — 0.8%
Condor Merger Sub, Inc., 7.375%, 2/15/30(1)	2,470,000	2,372,744
Dell International LLC / EMC Corp., 4.90%, 10/1/26	2,905,000	3,049,984
		5,422,728
Thrifts and Mortgage Finance — 0.9%
Freedom Mortgage Corp., 8.25%, 4/15/25(1)	950,000	948,565
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	1,945,000	1,806,419
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	2,125,000	2,166,055
14

	Principal Amount/Shares	Value
Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc., 2.875%, 10/15/26(1)	$1,390,000	$1,279,217
		6,200,256
Trading Companies and Distributors — 0.5%
Air Lease Corp., 2.875%, 1/15/26	852,000	823,427
Aircastle Ltd., 5.25%, 8/11/25(1)	1,286,000	1,311,154
BOC Aviation Ltd., 3.25%, 4/29/25(1)	1,550,000	1,528,075
		3,662,656
Transportation Infrastructure — 0.3%
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	2,000,000	1,945,471
Wireless Telecommunication Services — 2.1%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	690,000	678,091
Kenbourne Invest SA, 4.70%, 1/22/28(1)	645,000	567,942
Rogers Communications, Inc., 2.95%, 3/15/25(1)	—	—
Sprint Corp., 7.875%, 9/15/23	2,500,000	2,659,362
Sprint Corp., 7.125%, 6/15/24	3,605,000	3,871,049
T-Mobile USA, Inc., 2.625%, 4/15/26	2,937,000	2,809,005
T-Mobile USA, Inc., 4.75%, 2/1/28	3,995,000	4,064,513
		14,649,962
TOTAL CORPORATE BONDS (Cost $317,935,948)		303,375,717
U.S. TREASURY SECURITIES — 20.2%
U.S. Treasury Notes, 0.25%, 4/15/23(4)	200,000	196,940
U.S. Treasury Notes, 0.125%, 8/31/23	1,000,000	972,969
U.S. Treasury Notes, 0.50%, 11/30/23	8,000,000	7,777,031
U.S. Treasury Notes, 0.125%, 12/15/23(4)	500,000	482,451
U.S. Treasury Notes, 0.875%, 1/31/24	26,000,000	25,341,875
U.S. Treasury Notes, 0.25%, 3/15/24(4)	1,000,000	960,820
U.S. Treasury Notes, 2.25%, 3/31/24	6,000,000	5,992,148
U.S. Treasury Notes, 0.375%, 8/15/24	9,000,000	8,572,852
U.S. Treasury Notes, 0.375%, 9/15/24	16,000,000	15,203,750
U.S. Treasury Notes, 1.50%, 9/30/24	5,000,000	4,883,203
U.S. Treasury Notes, 0.75%, 11/15/24	12,500,000	11,949,463
U.S. Treasury Notes, 1.00%, 12/15/24	10,500,000	10,092,100
U.S. Treasury Notes, 1.125%, 1/15/25(4)	26,500,000	25,520,742
U.S. Treasury Notes, 1.50%, 2/15/25	18,000,000	17,497,969
U.S. Treasury Notes, 1.75%, 3/15/25	8,000,000	7,831,250
TOTAL U.S. TREASURY SECURITIES (Cost $147,456,553)		143,275,563
COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6%
Private Sponsor Collateralized Mortgage Obligations — 9.3%
Angel Oak Mortgage Trust, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	138,507	138,498
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(1)	269,976	269,450
Angel Oak Mortgage Trust, Series 2019-6, Class M1, VRN, 3.39%, 11/25/59(1)	1,750,000	1,746,721
Angel Oak Mortgage Trust, Series 2021-5, Class M1, VRN, 2.39%, 7/25/66(1)	2,500,000	2,284,856
Angel Oak Mortgage Trust, Series 2022-2, Class A2, VRN, 3.86%, 1/26/65(1)	1,565,010	1,566,067
Arroyo Mortgage Trust, Series 2019-1, Class M1, VRN, 4.00%, 1/25/49(1)	632,000	619,805
15

	Principal Amount/Shares	Value
Arroyo Mortgage Trust, Series 2019-3, Class M1, VRN, 4.20%, 10/25/48(1)	$2,770,000	$2,681,357
Arroyo Mortgage Trust, Series 2020-1, Class M1, 4.28%, 3/25/55(1)	1,250,000	1,240,094
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 2.76%, 6/25/34	12,453	12,569
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	6,129	6,209
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 5.21%, (1-month LIBOR plus 4.75%), 10/25/27(1)	1,500,000	1,504,367
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.81%, (1-month LIBOR plus 3.35%), 10/25/27(1)	705,484	708,765
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.36%, (1-month LIBOR plus 2.90%), 4/25/28(1)	1,246,278	1,242,853
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 4.06%, (1-month LIBOR plus 3.60%), 6/25/30(1)	1,376,553	1,379,382
Bellemeade Re Ltd., Series 2021-2A, Class M1C, VRN, 1.95%, (30-day average SOFR plus 1.85%), 6/25/31(1)	2,000,000	1,951,626
BRAVO Residential Funding Trust, Series 2021-NQM2, Class M1, VRN, 2.29%, 3/25/60(1)	887,000	846,703
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	27,746	28,177
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, VRN, 2.56%, (1-month LIBOR plus 2.10%), 6/25/39(1)	677,392	677,442
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B1, VRN, 2.85%, (30-day average SOFR plus 2.75%), 12/25/41(1)	2,600,000	2,362,579
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class M1, VRN, 2.84%, 2/25/50(1)	3,008,500	2,868,543
Credit Suisse Mortgage Trust, Series 2021-NQM1, Class M1, VRN, 2.13%, 5/25/65(1)	1,249,585	1,195,092
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class B1, VRN, 4.21%, 10/25/66(1)	1,250,000	1,135,821
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class M1, VRN, 3.26%, 10/25/66(1)	2,500,000	2,310,244
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.25%, 7/25/51(1)	2,437,756	2,072,776
Flagstar Mortgage Trust, Series 2020-1INV, Class B4, VRN, 4.24%, 3/25/50(1)	2,167,130	2,057,356
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class M1, VRN, 3.29%, 9/27/60(1)	1,600,000	1,533,094
Home RE Ltd., Series 2020-1, Class B1, VRN, 7.46%, (1-month LIBOR plus 7.00%), 10/25/30(1)	1,275,000	1,304,859
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.51%, 5/25/65(1)	2,150,000	2,145,069
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class M1, VRN, 2.38%, 6/25/56(1)	1,000,000	923,680
J.P. Morgan Wealth Management, Series 2021-CL1, Class M5, VRN, 3.75%, (30-day average SOFR plus 3.65%), 3/25/51(1)	658,493	638,644
JP Morgan Mortgage Trust, Series 2019-INV1, Class B4, VRN, 5.02%, 10/25/49(1)	1,898,308	1,861,986
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.81%, 2/25/35	12,722	12,734
MFA Trust, Series 2020-NQM1, Class A3 SEQ, VRN, 2.30%, 8/25/49(1)	285,315	281,055
Oaktown Re IV Ltd., Series 2020-1A, Class M2, VRN, 7.46%, (1-month LIBOR plus 7.00%), 7/25/30(1)	140,803	141,107
16

	Principal Amount/Shares	Value
Oaktown Re V Ltd., Series 2020-2A, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.25%), 10/25/30(1)	$1,250,000	$1,260,673
Oaktown Re VII Ltd., Series 2021-2, Class M1B, VRN, 3.00%, (30-day average SOFR plus 2.90%), 4/25/34(1)	4,500,000	4,353,511
Radnor RE Ltd., Series 2019-1, Class M1B, VRN, 2.41%, (1-month LIBOR plus 1.95%), 2/25/29(1)	1,947,512	1,950,972
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 1.80%, (30-day average SOFR plus 1.70%), 12/27/33(1)	1,500,000	1,474,011
Radnor RE Ltd., Series 2021-2, Class M1A, VRN, 1.95%, (30-day average SOFR plus 1.85%), 11/25/31(1)	850,000	844,250
Radnor RE Ltd., Series 2021-2, Class M1B, VRN, 3.80%, (30-day average SOFR plus 3.70%), 11/25/31(1)	1,500,000	1,458,241
Residential Mortgage Loan Trust, Series 2020-2, Class M1 SEQ, VRN, 3.57%, 5/25/60(1)	1,800,000	1,784,865
Traingle Re Ltd., Series 2020-1, Class M2, VRN, 6.06%, (1-month LIBOR plus 5.60%), 10/25/30(1)	670,000	673,947
Traingle Re Ltd., Series 2021-1, Class M1C, VRN, 3.86%, (1-month LIBOR plus 3.40%), 8/25/33(1)	2,420,000	2,422,951
Traingle Re Ltd., Series 2021-1, Class M2, VRN, 4.36%, (1-month LIBOR plus 3.90%), 8/25/33(1)	850,000	848,273
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 2.00%, (30-day average SOFR plus 1.90%), 2/25/34(1)	2,500,000	2,487,878
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	1,225,000	1,206,065
Verus Securitization Trust, Series 2020-4, Class A3 SEQ, VRN, 2.32%, 5/25/65(1)	435,803	428,589
Verus Securitization Trust, Series 2020-INV1, Class M1 SEQ, VRN, 5.50%, 3/25/60(1)	1,450,000	1,462,492
Verus Securitization Trust, Series 2021-R3, Class A3, VRN, 1.38%, 4/25/64(1)	903,123	874,149
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	1,000,000	992,674
		66,273,121
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2020-HQA3, Class M2, VRN, 4.06%, (1-month LIBOR plus 3.60%), 7/25/50(1)	32,392	32,437
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	1,815,090	332,047
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	1,476,757	289,440
FNMA, Series 2017-HRP1, Class M2, VRN, 2.91%, (1-month LIBOR plus 2.45%), 12/25/42	1,209,765	1,213,466
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	1,794,464	260,503
		2,127,893
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,767,144)		68,401,014
ASSET-BACKED SECURITIES — 7.8%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)	1,429,107	1,318,272
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I SEQ, 4.19%, 6/5/49(1)	2,405,700	2,396,327
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)	1,683,594	1,400,651
CARS-DB4 LP, Series 2020-1A, Class A4, 3.19%, 2/15/50(1)	1,294,854	1,260,339
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A SEQ, 2.74%, 8/15/41(1)	775,707	685,948
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(1)	2,563,974	2,377,565
Castlelake Aircraft Structured Trust, Series 2021-1A, Class C, 7.00%, 1/15/46(1)	1,499,097	970,094
17

		Principal Amount/Shares	Value
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37		$1,975,283	$1,757,332
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	2,650,000	2,049,752
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	1,850,000	1,434,777
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class A2 SEQ, 3.30%, 12/26/51(1)		$2,950,000	2,855,698
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		2,875,000	2,712,503
Diamond Resorts Owner Trust, Series 2021-1A, Class C, 2.70%, 11/21/33(1)		559,504	543,389
Falcon Aerospace Ltd., Series 2019-1, Class A SEQ, 3.60%, 9/15/39(1)		1,462,713	1,321,381
FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.67%, 10/19/37(1)		1,500,000	1,382,431
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(1)		3,300,000	2,980,451
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)		1,000,000	898,854
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)		2,525,000	2,395,707
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)		509,626	487,568
Lunar Aircarft Ltd., Series 2020-1A, Class A SEQ, 3.38%, 2/15/45(1)		1,868,958	1,681,447
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		2,699,871	2,334,157
MAPS Ltd., Series 2018-1A, Class A SEQ, 4.21%, 5/15/43(1)		903,442	846,190
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)		1,766,813	1,637,650
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A SEQ, 3.97%, 6/15/44(1)		2,916,870	2,703,951
Progress Residential Trust, Series 2020-SFR2, Class D, 3.87%, 6/17/37(1)		1,250,000	1,226,556
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(1)		1,500,000	1,329,691
Progress Residential Trust, Series 2021-SFR1, Class E, 2.11%, 4/17/38(1)		400,000	351,918
SBA Tower Trust, Series 2014-2A, Class C SEQ, 3.87%, 10/15/49(1)		2,335,000	2,355,761
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class D, 4.54%, 5/20/36(1)		273,375	269,342
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 8/20/36(1)		187,242	183,547
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		1,667,925	1,538,760
START Ireland, Series 2019-1, Class A SEQ, 4.09%, 3/15/44(1)		1,585,797	1,469,835
Start Ltd., Series 2018-1, Class A SEQ, 4.09%, 5/15/43(1)		3,188,432	2,933,858
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)		2,500,000	2,441,794
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(1)		32,195	32,222
Wingstop Funding LLC, Series 2020-1A, Class A2 SEQ, 2.84%, 12/5/50(1)		872,615	813,086
TOTAL ASSET-BACKED SECURITIES (Cost $59,624,902)			55,378,804
18

	Principal Amount/Shares	Value
COLLATERALIZED LOAN OBLIGATIONS — 6.9%
AMMC CLO XIII Ltd., Series 2013-13A, Class A3R2, VRN, 2.52%, (3-month LIBOR plus 2.25%), 7/24/29(1)	$1,500,000	$1,490,269
AMMC CLO XIV Ltd., Series 2014-14A, Class BL1R, VRN, 3.86%, (3-month LIBOR plus 3.60%), 7/25/29(1)	3,000,000	2,963,577
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 3.04%, (3-month LIBOR plus 2.80%), 1/15/29(1)	1,300,000	1,275,883
Ares XLIX CLO Ltd., Series 2018-49A, Class C, VRN, 2.21%, (3-month LIBOR plus 1.95%), 7/22/30(1)	1,600,000	1,579,518
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.75%), 4/15/30(1)	1,000,000	984,946
Barings CLO Ltd., Series 2016-2A, Class DR2, VRN, 3.40%, (3-month LIBOR plus 3.15%), 1/20/32(1)	1,675,000	1,671,455
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 2.66%, (3-month LIBOR plus 2.20%), 8/14/30(1)	2,000,000	1,987,593
CIFC Funding Ltd., Series 2017-1A, Class D, VRN, 3.76%, (3-month LIBOR plus 3.50%), 4/23/29(1)	2,000,000	1,995,002
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 3.90%, (3-month LIBOR plus 3.65%), 7/20/30(1)	1,750,000	1,730,794
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.75%), 4/17/30(1)	2,000,000	1,959,924
Deer Creek CLO Ltd., Series 2017-1A, Class D, VRN, 3.20%, (3-month LIBOR plus 2.95%), 10/20/30(1)	700,000	687,443
Eaton Vance Clo Ltd., Series 2015-1A, Class CR, VRN, 2.15%, (3-month LIBOR plus 1.90%), 1/20/30(1)	2,500,000	2,458,179
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 4.61%, (3-month LIBOR plus 4.35%), 1/22/28(1)	2,500,000	2,443,098
Nassau Ltd., Series 2019-IA, Class BR, VRN, 2.72%, (3-month LIBOR plus 2.60%), 4/15/31(1)	1,500,000	1,492,171
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class BR2, VRN, 2.41%, (3-month LIBOR plus 2.15%), 10/21/30(1)	1,725,000	1,704,104
Octagon Investment Partners Ltd., Series 2018-18A, Class C, VRN, 2.94%, (3-month LIBOR plus 2.70%), 4/16/31(1)	1,200,000	1,166,782
Palmer Square Loan Funding Ltd., Series 2020-1A, Class D, VRN, 5.33%, (3-month LIBOR plus 4.85%), 2/20/28(1)	2,500,000	2,432,568
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class C, VRN, 3.58%, (3-month LIBOR plus 3.33%), 10/20/31(1)	3,300,000	3,262,187
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.48%, (3-month LIBOR plus 3.00%), 5/20/31(1)	1,000,000	992,369
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	700,000	699,692
Silver Creek CLO Ltd., Series 2014-1A, Class DR, VRN, 3.60%, (3-month LIBOR plus 3.35%), 7/20/30(1)	1,750,000	1,743,191
Sound Point CLO Ltd., Series 2014-3RA, Class C, VRN, 2.51%, (3-month LIBOR plus 2.25%), 10/23/31(1)	2,000,000	1,966,473
Stewart Park CLO Ltd., Series 2015-1A, Class CR, VRN, 2.04%, (3-month LIBOR plus 1.80%), 1/15/30(1)	2,970,000	2,910,999
Stratus CLO Ltd., Series 2021-2A, Class C, VRN, 1.99%, (3-month LIBOR plus 1.90%), 12/28/29(1)	1,775,000	1,740,458
Symphony CLO XIV Ltd., Series 2014-14A, Class CR, VRN, 2.34%, (3-month LIBOR plus 2.10%), 7/14/26(1)	2,725,000	2,726,832
TCI-Symphony CLO Ltd., Series 2016 -1A, Class CR2, VRN, 2.39%, (3-month LIBOR plus 2.15%), 10/13/32(1)	1,500,000	1,493,406
Wellfleet CLO Ltd., Series 2017-1A, Class D, VRN, 6.30%, (3-month LIBOR plus 6.05%), 4/20/29(1)	1,525,000	1,458,643
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $49,546,625)		49,017,556
19

	Principal Amount/Shares	Value
PREFERRED STOCKS — 3.4%
Banks — 1.9%
Banco Santander SA, 4.75%	2,075,000	$1,918,338
Bank of America Corp., 4.375%	1,386,000	1,306,028
Barclays PLC, 4.375%	851,000	751,646
BNP Paribas SA, 4.625%(1)	3,055,000	2,879,337
ING Groep NV, 3.875%	2,400,000	2,100,000
JPMorgan Chase & Co., 4.60%	2,265,000	2,188,556
PNC Financial Services Group, Inc., 3.40%	1,274,000	1,150,422
SVB Financial Group, 4.25%	1,295,000	1,200,303
		13,494,630
Capital Markets — 0.6%
Bank of New York Mellon Corp., 3.75%	2,895,000	2,683,376
UBS Group AG, 4.875%(1)	1,366,000	1,321,195
		4,004,571
Consumer Finance — 0.1%
Discover Financial Services, 5.50%	564,000	547,277
Insurance — 0.2%
Allianz SE, 3.20%(1)	1,850,000	1,609,500
Oil, Gas and Consumable Fuels — 0.1%
BP Capital Markets PLC, 4.375%	600,000	604,800
Trading Companies and Distributors — 0.5%
Air Lease Corp., 4.125%	1,491,000	1,271,078
Aircastle Ltd., 5.25%(1)	2,875,000	2,645,000
		3,916,078
TOTAL PREFERRED STOCKS (Cost $26,081,421)		24,176,856
BANK LOAN OBLIGATIONS(5) — 3.3%
Food and Staples Retailing — 0.2%
United Natural Foods, Inc., Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 10/22/25	$1,503,098	1,493,162
Health Care Equipment and Supplies — 1.0%
Avantor Funding, Inc., 2021 Term Loan B5, 2.75%, (1-month LIBOR plus 2.25%), 11/8/27	2,985,000	2,966,344
Medline Borrower, LP, USD Term Loan B, 3.75%, (1-month LIBOR plus 3.25%), 10/23/28	2,000,000	1,982,370
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 3.23%, (1-month LIBOR plus 3.00%), 6/30/25	2,000,000	1,995,470
		6,944,184
Health Care Providers and Services — 0.4%
Change Healthcare Holdings LLC, 2017 Term Loan B, 3.50%, (1-month LIBOR plus 2.50%), 3/1/24	2,971,994	2,959,735
Hotels, Restaurants and Leisure — 0.3%
Scientific Games International, Inc., 2018 Term Loan B5, 3.21%, (1-month LIBOR plus 2.75%), 8/14/24	2,192,454	2,186,984
Media — 0.3%
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	1,886,125	1,886,493
Pharmaceuticals — 0.8%
Bausch Health Companies Inc., 2018 Term Loan B, 3.46%, (1-month LIBOR plus 3.00%), 6/2/25	1,686,188	1,675,650
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	1,000,440	992,001
20

	Principal Amount/Shares	Value
Jazz Financing Lux S.a.r.l., USD Term Loan, 4.00%, (1-month LIBOR plus 3.50%), 5/5/28	$3,280,971	$3,272,982
		5,940,633
Technology Hardware, Storage and Peripherals — 0.3%
McAfee, LLC, 2022 USD Term Loan B, 3/1/29(6)	2,100,000	2,088,187
TOTAL BANK LOAN OBLIGATIONS (Cost $23,576,589)		23,499,378
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 2.56%, (1-month LIBOR plus 2.16%), 11/15/34(1)	1,683,000	1,640,968
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 3.25%, (1-month LIBOR plus 2.85%), 11/15/34(1)	1,581,000	1,494,031
BXHPP Trust, Series 2021-FILM, Class D, VRN, 1.90%, (1-month LIBOR plus 1.50%), 8/15/36(1)	1,700,000	1,633,917
BXHPP Trust, Series 2021-FILM, Class E, VRN, 2.40%, (1-month LIBOR plus 2.00%), 8/15/36(1)	1,400,000	1,335,784
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, VRN, 2.55%, (1-month LIBOR plus 2.15%), 5/15/36(1)	2,504,000	2,460,690
InTown Hotel Portfolio Trust 2018-STAY, Series 2018-STAY, Class D, VRN, 2.85%, (1-month LIBOR plus 2.45%), 1/15/33(1)	2,832,000	2,820,089
Med Trust, Series 2021-MDLN, Class F, VRN, 4.40%, (1-month LIBOR plus 4.00%), 11/15/38(1)	1,994,100	1,955,047
One Market Plaza Trust, Series 2017-1MKT, Class E, 4.14%, 2/10/32(1)	2,018,137	1,981,237
PFP Ltd., Series 2019-5, Class D, VRN, 3.08%, (1-month LIBOR plus 2.65%), 4/14/36(1)	1,950,000	1,943,664
PFP Ltd., Series 2021-8, Class D, VRN, 2.58%, (1-month LIBOR plus 2.15%), 8/9/37(1)	900,000	891,024
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class C, VRN, 2.71%, (1-month LIBOR plus 2.25%), 4/25/38(1)	1,000,000	990,189
SMRT, Series 2022-MINI, Class F, VRN, 3.65%, (1-month SOFR plus 3.35%), 1/15/24(1)	3,254,000	3,202,366
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $22,682,958)		22,349,006
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Brazil — 0.2%
Brazilian Government International Bond, 6.00%, 4/7/26	1,200,000	1,302,330
Dominican Republic — 0.1%
Dominican Republic International Bond, 6.875%, 1/29/26	1,000,000	1,065,010
Oman — 0.3%
Oman Government International Bond, 4.125%, 1/17/23	1,250,000	1,265,366
Oman Government International Bond, 4.75%, 6/15/26	800,000	804,179
		2,069,545
South Africa — 0.2%
Republic of South Africa Government International Bond, 4.875%, 4/14/26	1,400,000	1,428,511
Trinidad — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	1,400,000	1,407,014
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $7,474,509)		7,272,410
CONVERTIBLE BONDS — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/22 (Cost $2,998,076)	2,970,000	2,971,856
21

	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 1.2%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,700,685	$1,700,685
Repurchase Agreements — 1.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $626,137), in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $613,748)		613,744
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $6,259,839), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $6,137,043)		6,137,000
		6,750,744
TOTAL SHORT-TERM INVESTMENTS (Cost $8,451,429)		8,451,429
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $736,596,154)		708,169,589
OTHER ASSETS AND LIABILITIES — 0.3%		1,834,930
TOTAL NET ASSETS — 100.0%		$710,004,519

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,522,167	CAD	4,498,336	UBS AG	6/15/22	$(75,402)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	473	June 2022	$100,239,047	$(934,893)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	248	June 2022	$30,473,000	$738,829
U.S. Treasury 10-Year Ultra Notes	64	June 2022	8,670,000	282,938
U.S. Treasury 5-Year Notes	1,149	June 2022	131,775,938	3,189,129
U.S. Treasury Long Bonds	27	June 2022	4,051,687	126,469
U.S. Treasury Ultra Bonds	4	June 2022	708,500	13,195
			$175,679,125	$4,350,560
^Amount represents value and unrealized appreciation (depreciation).

22

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$66,000,000	$(3,231,365)	$(1,051,211)	$(4,282,576)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $325,898,566, which represented 45.9% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Perpetual maturity with no stated maturity date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $5,289,989.
(5)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(6)The interest rate will be determined upon settlement of the bank loan obligation after period end.

See Notes to Financial Statements.
23

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $736,596,154)	$708,169,589
Cash	553,492
Receivable for investments sold	5,819,334
Receivable for capital shares sold	2,471,814
Receivable for variation margin on swap agreements	101,284
Interest and dividends receivable	4,238,568
721,354,081

Liabilities
Payable for investments purchased	9,600,722
Payable for capital shares redeemed	1,208,542
Payable for variation margin on futures contracts	191,420
Unrealized depreciation on forward foreign currency exchange contracts	75,402
Accrued management fees	264,832
Distribution and service fees payable	6,750
Dividends payable	1,894
11,349,562

Net Assets	$710,004,519

Net Assets Consist of:
Capital paid in	$739,834,223
Distributable earnings	(29,829,704)
$710,004,519

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$255,208,367	27,329,769	$9.34
I Class	$430,864,578	46,160,919	$9.33
Y Class	$5,630	603	$9.34
A Class	$17,049,893	1,826,118	$9.34*
C Class	$3,550,373	380,243	$9.34
R Class	$187,067	20,033	$9.34
R5 Class	$130,960	14,024	$9.34
R6 Class	$3,007,651	321,968	$9.34
*Maximum offering price $9.55 (net asset value divided by 0.9775).

See Notes to Financial Statements.
24

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$14,125,521
Dividends	498,508
14,624,029

Expenses:
Management fees	2,355,711
Distribution and service fees:
A Class	43,811
C Class	34,039
R Class	1,279
Trustees' fees and expenses	31,039
Other expenses	3,134
2,469,013

Net investment income (loss)	12,155,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,325,025)
Forward foreign currency exchange contract transactions	23,920
Futures contract transactions	2,912,045
Swap agreement transactions	(145,355)
Foreign currency translation transactions	(1,134)
464,451

Change in net unrealized appreciation (depreciation) on:
Investments	(30,869,483)
Forward foreign currency exchange contracts	(75,402)
Futures contracts	2,978,587
Swap agreements	(1,051,211)
(29,017,509)

Net realized and unrealized gain (loss)	(28,553,058)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,398,042)

See Notes to Financial Statements.
25

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$12,155,016	$5,593,946
Net realized gain (loss)	464,451	4,088,300
Change in net unrealized appreciation (depreciation)	(29,017,509)	10,066,443
Net increase (decrease) in net assets resulting from operations	(16,398,042)	19,748,689

Distributions to Shareholders
From earnings:
Investor Class	(6,784,297)	(2,411,112)
I Class	(10,545,801)	(3,607,226)
Y Class	(70,316)	(19,070)
A Class	(533,414)	(408,814)
C Class	(79,249)	(37,818)
R Class	(6,200)	(6,009)
R5 Class	(2,165)	(3,847)
R6 Class	(134,492)	(8,665)
Decrease in net assets from distributions	(18,155,934)	(6,502,561)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	428,901,961	106,311,079

Net increase (decrease) in net assets	394,347,985	119,557,207

Net Assets
Beginning of period	315,656,534	196,099,327
End of period	$710,004,519	$315,656,534

See Notes to Financial Statements.
26

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

27

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

28

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.51%	0.41%	0.31%	0.51%	0.51%	0.51%	0.31%	0.26%

29

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $1,041,724,316, of which $230,646,480 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $618,331,209, of which $118,308,263 represented U.S. Treasury and Government Agency obligations.
30

5. Capital Share Transactions
Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	24,251,606	$236,473,152	6,334,115	$61,740,896
Issued in reinvestment of distributions	692,849	6,726,985	242,523	2,361,923
Redeemed	(9,772,002)	(94,589,941)	(4,949,303)	(47,245,329)
	15,172,453	148,610,196	1,627,335	16,857,490
I Class
Sold	44,887,743	436,859,518	17,398,171	169,410,270
Issued in reinvestment of distributions	1,087,763	10,544,761	369,877	3,607,200
Redeemed	(16,788,584)	(162,636,110)	(9,861,305)	(96,085,216)
	29,186,922	284,768,169	7,906,743	76,932,254
Y Class
Sold	63,792	629,268	592,260	5,847,635
Issued in reinvestment of distributions	6,548	64,651	1,941	19,070
Redeemed	(649,161)	(6,412,951)	(15,343)	(150,665)
	(578,821)	(5,719,032)	578,858	5,716,040
A Class
Sold	472,225	4,621,527	761,747	7,438,075
Issued in reinvestment of distributions	54,340	528,541	41,843	407,792
Redeemed	(778,056)	(7,620,183)	(230,588)	(2,248,063)
	(251,491)	(2,470,115)	573,002	5,597,804
C Class
Sold	200,584	1,961,445	204,245	1,985,430
Issued in reinvestment of distributions	8,094	78,673	3,874	37,810
Redeemed	(126,394)	(1,225,831)	(84,734)	(825,108)
	82,284	814,287	123,385	1,198,132
R Class
Sold	20,639	201,557	26,641	260,125
Issued in reinvestment of distributions	618	6,032	614	5,996
Redeemed	(38,202)	(375,262)	(11,531)	(111,709)
	(16,945)	(167,673)	15,724	154,412
R5 Class
Sold	13,588	131,295	8,320	79,365
Issued in reinvestment of distributions	224	2,165	393	3,797
Redeemed	(2,462)	(23,428)	(30,477)	(295,558)
	11,350	110,032	(21,764)	(212,396)
R6 Class
Sold	869,985	8,540,028	39,313	379,261
Issued in reinvestment of distributions	13,779	133,979	880	8,568
Redeemed	(589,003)	(5,717,910)	(32,956)	(320,486)
	294,761	2,956,097	7,237	67,343
Net increase (decrease)	43,900,513	$428,901,961	10,810,520	$106,311,079

31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$303,375,717	—
U.S. Treasury Securities	—	143,275,563	—
Collateralized Mortgage Obligations	—	68,401,014	—
Asset-Backed Securities	—	55,378,804	—
Collateralized Loan Obligations	—	49,017,556	—
Preferred Stocks	—	24,176,856	—
Bank Loan Obligations	—	23,499,378	—
Commercial Mortgage-Backed Securities	—	22,349,006	—
Sovereign Governments and Agencies	—	7,272,410	—
Convertible Bonds	—	2,971,856	—
Short-Term Investments	$1,700,685	6,750,744	—
	$1,700,685	$706,468,904	—
Other Financial Instruments
Futures Contracts	$4,350,560	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$934,893	—	—
Swap Agreements	—	$4,282,576	—
Forward Foreign Currency Exchange Contracts	—	75,402	—
	$934,893	$4,357,978	—

32

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $26,875,000.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,534,038.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $94,081,262 futures contracts purchased and $134,372,222 futures contracts sold.

33

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$101,284	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$75,402
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	191,420
		$101,284		$266,822
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(145,355)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,051,211)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	23,920	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(75,402)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	2,912,045	Change in net unrealized appreciation (depreciation) on futures contracts	2,978,587
		$2,790,610		$1,851,974

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

34

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$17,298,008	$6,502,561
Long-term capital gains	$857,926	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$736,849,386
Gross tax appreciation of investments	$503,064
Gross tax depreciation of investments	(29,182,861)
Net tax appreciation (depreciation) of investments	(28,679,797)
Net tax appreciation (depreciation) on derivatives	(951,238)
Net tax appreciation (depreciation)	$(29,631,035)
Other book-to-tax adjustments	$(1,894)
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(63,312)
Post-October capital loss deferral	$(133,463)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
35

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$9.82	0.22	(0.38)	(0.16)	(0.24)	(0.08)	(0.32)	$9.34	(1.72)%	0.52%	0.52%	2.28%	2.28%	120%	$255,208
2021	$9.19	0.23	0.66	0.89	(0.26)	—	(0.26)	$9.82	9.74%	0.52%	0.55%	2.36%	2.33%	193%	$119,380
2020	$9.50	0.24	(0.30)	(0.06)	(0.25)	—	(0.25)	$9.19	(0.65)%	0.52%	0.61%	2.48%	2.39%	98%	$96,773
2019	$9.53	0.28	(0.02)	0.26	(0.29)	—	(0.29)	$9.50	2.75%	0.58%	0.66%	2.97%	2.89%	61%	$109,863
2018	$9.60	0.23	(0.09)	0.14	(0.21)	—	(0.21)	$9.53	1.50%	0.63%	0.75%	2.43%	2.31%	57%	$31,975
I Class
2022	$9.82	0.23	(0.39)	(0.16)	(0.25)	(0.08)	(0.33)	$9.33	(1.62)%	0.42%	0.42%	2.38%	2.38%	120%	$430,865
2021	$9.19	0.24	0.66	0.90	(0.27)	—	(0.27)	$9.82	9.73%	0.42%	0.45%	2.46%	2.43%	193%	$166,606
2020	$9.49	0.25	(0.29)	(0.04)	(0.26)	—	(0.26)	$9.19	(0.44)%	0.42%	0.51%	2.58%	2.49%	98%	$83,287
2019	$9.53	0.29	(0.03)	0.26	(0.30)	—	(0.30)	$9.49	2.75%	0.48%	0.56%	3.07%	2.99%	61%	$13,463
2018(3)	$9.61	0.24	(0.11)	0.13	(0.21)	—	(0.21)	$9.53	1.39%	0.53%(4)	0.65%(4)	2.56%(4)	2.44%(4)	57%(5)	$19

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$6
2021	$9.19	0.26	0.65	0.91	(0.28)	—	(0.28)	$9.82	9.93%	0.32%	0.35%	2.56%	2.53%	193%	$5,691
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.45)%	0.32%	0.41%	2.68%	2.59%	98%	$5
2019	$9.53	0.29	(0.02)	0.27	(0.30)	—	(0.30)	$9.50	2.92%	0.38%	0.46%	3.17%	3.09%	61%	$5
2018(3)	$9.61	0.25	(0.11)	0.14	(0.22)	—	(0.22)	$9.53	1.49%	0.43%(4)	0.55%(4)	2.62%(4)	2.50%(4)	57%(5)	$5
A Class
2022	$9.82	0.20	(0.39)	(0.19)	(0.21)	(0.08)	(0.29)	$9.34	(1.96)%	0.77%	0.77%	2.03%	2.03%	120%	$17,050
2021	$9.19	0.21	0.66	0.87	(0.24)	—	(0.24)	$9.82	9.46%	0.77%	0.80%	2.11%	2.08%	193%	$20,397
2020	$9.50	0.21	(0.29)	(0.08)	(0.23)	—	(0.23)	$9.19	(0.90)%	0.77%	0.86%	2.23%	2.14%	98%	$13,826
2019	$9.53	0.26	(0.03)	0.23	(0.26)	—	(0.26)	$9.50	2.50%	0.83%	0.91%	2.72%	2.64%	61%	$5,870
2018	$9.60	0.21	(0.09)	0.12	(0.19)	—	(0.19)	$9.53	1.25%	0.88%	1.00%	2.18%	2.06%	57%	$4,052
C Class
2022	$9.82	0.13	(0.39)	(0.26)	(0.14)	(0.08)	(0.22)	$9.34	(2.70)%	1.52%	1.52%	1.28%	1.28%	120%	$3,550
2021	$9.19	0.14	0.65	0.79	(0.16)	—	(0.16)	$9.82	8.65%	1.52%	1.55%	1.36%	1.33%	193%	$2,926
2020	$9.50	0.14	(0.29)	(0.15)	(0.16)	—	(0.16)	$9.19	(1.63)%	1.52%	1.61%	1.48%	1.39%	98%	$1,605
2019	$9.53	0.19	(0.03)	0.16	(0.19)	—	(0.19)	$9.50	1.73%	1.58%	1.66%	1.97%	1.89%	61%	$1,090
2018	$9.60	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$9.53	0.49%	1.63%	1.75%	1.43%	1.31%	57%	$398

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$9.82	0.18	(0.39)	(0.21)	(0.19)	(0.08)	(0.27)	$9.34	(2.21)%	1.02%	1.02%	1.78%	1.78%	120%	$187
2021	$9.19	0.18	0.66	0.84	(0.21)	—	(0.21)	$9.82	9.20%	1.02%	1.05%	1.86%	1.83%	193%	$363
2020	$9.50	0.19	(0.29)	(0.10)	(0.21)	—	(0.21)	$9.19	(1.14)%	1.02%	1.11%	1.98%	1.89%	98%	$195
2019	$9.53	0.24	(0.03)	0.21	(0.24)	—	(0.24)	$9.50	2.24%	1.08%	1.16%	2.47%	2.39%	61%	$671
2018	$9.60	0.19	(0.09)	0.10	(0.17)	—	(0.17)	$9.53	1.00%	1.13%	1.25%	1.93%	1.81%	57%	$58
R5 Class
2022	$9.82	0.24	(0.38)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.52)%	0.32%	0.32%	2.48%	2.48%	120%	$131
2021	$9.19	0.24	0.67	0.91	(0.28)	—	(0.28)	$9.82	9.84%	0.32%	0.35%	2.56%	2.53%	193%	$26
2020	$9.50	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	$9.19	(0.33)%	0.32%	0.41%	2.68%	2.59%	98%	$225
2019	$9.53	0.28	—(6)	0.28	(0.31)	—	(0.31)	$9.50	2.96%	0.38%	0.46%	3.17%	3.09%	61%	$226
2018	$9.60	0.25	(0.09)	0.16	(0.23)	—	(0.23)	$9.53	1.71%	0.43%	0.55%	2.63%	2.51%	57%	$7,267
R6 Class
2022	$9.82	0.25	(0.39)	(0.14)	(0.26)	(0.08)	(0.34)	$9.34	(1.47)%	0.27%	0.27%	2.53%	2.53%	120%	$3,008
2021	$9.19	0.27	0.64	0.91	(0.28)	—	(0.28)	$9.82	10.01%	0.27%	0.30%	2.61%	2.58%	193%	$267
2020	$9.50	0.26	(0.29)	(0.03)	(0.28)	—	(0.28)	$9.19	(0.39)%	0.27%	0.36%	2.73%	2.64%	98%	$184
2019	$9.53	0.29	(0.01)	0.28	(0.31)	—	(0.31)	$9.50	3.01%	0.33%	0.41%	3.22%	3.14%	61%	$164
2018	$9.60	0.26	(0.09)	0.17	(0.24)	—	(0.24)	$9.53	1.76%	0.38%	0.50%	2.68%	2.56%	57%	$1,070

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Strategic Income Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
40

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

43

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

44

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

45

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,652,955 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

The fund hereby designates $857,926, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.
46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 2205

Annual Report

March 31, 2022

Strategic Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 year	Since Inception	Inception Date
Investor Class	ASIEX	-2.65%	3.49%	3.35%	7/28/14
Bloomberg U.S. Aggregate Bond Index	—	-4.15%	2.14%	2.17%	—
I Class	ASIGX	-2.55%	—	3.57%	4/10/17
Y Class	ASYIX	-2.36%	—	3.70%	4/10/17
A Class	ASIQX				7/28/14
No sales charge		-2.89%	3.25%	3.10%
With sales charge		-7.27%	2.31%	2.48%
C Class	ASIHX	-3.62%	2.48%	2.33%	7/28/14
R Class	ASIWX	-3.13%	3.02%	2.85%	7/28/14
R5 Class	ASIJX	-2.46%	3.72%	3.56%	7/28/14
R6 Class	ASIPX	-2.41%	3.77%	3.61%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2022
Investor Class — $12,880

Bloomberg U.S. Aggregate Bond Index — $11,793

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.79%	0.69%	0.59%	1.04%	1.79%	1.29%	0.59%	0.54%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jason Greenblath, Jeff Houston, Bob Gahagan, Peter Van Gelderen and Charles Tan

Peter Van Gelderen joined the investment team in August 2021. Brian Howell left the portfolio management team in August 2021, ahead of his December 2021 retirement from American Century Investments.

Performance Summary

Strategic Income returned -2.65%* for the 12 months ended March 31, 2022. By comparison, the Bloomberg U.S. Aggregate Bond Index returned -4.15% for the same period. Fund returns reflect operating expenses, while index returns do not.

Inflation and changing Federal Reserve (Fed) policy took center stage during the reporting period. Inflation started the period well above the Fed’s longtime 2% target and didn’t let up. Persistent supply chain challenges, surging demand, soaring oil and commodity prices, labor market shortages and fiscal policy contributed to spiking prices.

Even as inflation soared, Fed policy generally remained dovish until late 2021. Policymakers had insisted rising prices would be transitory. But by November, the Fed accelerated the tapering of its bond-buying program, which ended in March. Also in March, the Fed finally hiked interest rates just as the headline inflation rate was revisiting 40-year highs.

The U.S. economy expanded at a healthy clip through much of the period, bolstered by robust manufacturing activity, a strong housing market and job gains. Along with solid corporate fundamentals, conditions were generally supportive of credit-sensitive securities. However, resurgent waves of COVID-19 cases and, in the period’s final weeks, Russia’s invasion of Ukraine triggered sharp volatility. By period-end, business and consumer confidence wavered, and retail sales weakened in the face of climbing prices and interest rates.

Rising inflation and expectations for Fed tightening drove Treasury yields sharply higher. After starting the reporting period at 1.75%, the 10-year Treasury yield ended March 2022 at 2.34%, fueled by an 83-basis-point jump in the first quarter of 2022. More closely tied to the Fed’s key rate, the two-year Treasury yield jumped from 0.16% at the start of the period to 2.34%, including a 161-basis-point surge during the first quarter of 2022.

The rates and inflation backdrop proved challenging for credit-sensitive securities, particularly in the second half of the reporting period. Most fixed-income sectors declined for the 12-month period. The portfolio outperformed the index largely due to our focus on out-of-index sources of income and our duration strategy.

Duration Position Drove Relative Results

Given our expectations for interest rates to rise, we positioned the portfolio with a shorter duration than the index. As rates rose, this positioning aided relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

High-Yield Securities Contributed, Investment-Grade Corporates Detracted

Our position in corporate bonds, which comprised approximately 42% of the portfolio on March 31, 2022, delivered mixed results overall. Our allocation to high-yield corporate bonds contributed to relative performance, largely due to robust results in the first half of the reporting period. Additionally, high-yield corporates generally fared much better than investment-grade corporates for the full 12-month period. As market volatility and uncertainty intensified in late 2021 and early 2022, we reduced our high-yield exposure. By period-end, we further reduced our high-yield position with credit default swaps.

Similarly, our position in investment-grade corporate bonds lifted results early in the period. But rising rates and mounting inflation ultimately took a toll on investment-grade corporates. In the final months of the fiscal year, securities in the banking and finance sectors were significant detractors, as investors sold shorter-maturity corporates to raise liquidity.

At the end of the reporting period, the portfolio held a 12% stake in emerging markets bonds, including corporate securities. This position weighed on results amid slowing global growth, rising interest rates and geopolitical unrest. Corporate holdings in Mexico and sovereign bonds in Turkey and Ukraine were among the largest detractors. We exited our position in Ukraine late in the period.

Securitized Sector Added Value

We maintained a sizable position in securitized bonds, which, at period-end, comprised approximately 26% of the portfolio. Our selections among non-index sectors, including non-agency collateralized mortgage obligations and collateralized loan obligations, aided relative results. However, positions in asset-backed securities offset some of those positive effects.

Portfolio Positioning

We believe the U.S. economy will grow in 2022 but likely at a slower pace than in 2021. Manufacturing has remained robust, home prices and wages have continued to rise, and the unemployment rate has continued to shrink. However, we are monitoring the ongoing pressures from supply chain disruptions, elevated inflation, Fed tightening and geopolitical unrest.

Given these ongoing pressures and the heightened level of uncertainty, we expect market volatility to remain elevated in the near term. Until more clarity emerges, we have broadly reduced risk exposure across all sectors. Nevertheless, we will continue to look for attractive buying opportunities that often emerge during volatile periods.

The selling of select emerging markets, securitized and corporate securities late in the period has boosted the portfolio’s cash position. We believe this increased liquidity may help us add exposure to investment-grade and high-yield corporate bonds at attractive valuations. As always, we will continue to pursue a bottom-up approach to portfolio management, emphasizing stringent research and careful security selection.

6

Fund Characteristics

MARCH 31, 2022
Types of Investments in Portfolio	% of net assets
Corporate Bonds	41.7%
U.S. Treasury Securities	20.8%
Collateralized Mortgage Obligations	10.0%
Asset-Backed Securities	8.4%
Collateralized Loan Obligations	4.8%
Preferred Stocks	4.8%
Sovereign Governments and Agencies	4.2%
Commercial Mortgage-Backed Securities	2.5%
Bank Loan Obligations	1.6%
Convertible Bonds	0.4%
Short-Term Investments	6.3%
Other Assets and Liabilities	(5.5)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$945.00	$3.64	0.75%
I Class	$1,000	$946.40	$3.15	0.65%
Y Class	$1,000	$947.00	$2.67	0.55%
A Class	$1,000	$943.80	$4.85	1.00%
C Class	$1,000	$941.20	$8.47	1.75%
R Class	$1,000	$943.60	$6.06	1.25%
R5 Class	$1,000	$946.00	$2.67	0.55%
R6 Class	$1,000	$946.20	$2.43	0.50%
Hypothetical
Investor Class	$1,000	$1,021.19	$3.78	0.75%
I Class	$1,000	$1,021.69	$3.28	0.65%
Y Class	$1,000	$1,022.19	$2.77	0.55%
A Class	$1,000	$1,019.95	$5.04	1.00%
C Class	$1,000	$1,016.21	$8.80	1.75%
R Class	$1,000	$1,018.70	$6.29	1.25%
R5 Class	$1,000	$1,022.19	$2.77	0.55%
R6 Class	$1,000	$1,022.44	$2.52	0.50%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2022

	Principal Amount/Shares	Value
CORPORATE BONDS — 41.7%
Aerospace and Defense — 0.1%
TransDigm, Inc., 4.625%, 1/15/29	$120,000	$112,348
Airlines — 1.2%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(1)	200,000	201,781
British Airways 2021-1 Class A Pass Through Trust, 2.90%, 9/15/36(1)	79,947	73,725
British Airways 2021-1 Class B Pass Through Trust, 3.90%, 3/15/33(1)	179,774	168,316
United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 7/15/27	265,248	262,160
United Airlines, Inc., 4.625%, 4/15/29(1)	182,000	173,305
		879,287
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 4.95%, 5/28/27	200,000	203,610
Banks — 1.7%
HSBC Holdings PLC, VRN, 3.00%, 3/10/26	195,000	191,322
Intesa Sanpaolo SpA, VRN, 4.20%, 6/1/32(1)	260,000	230,256
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	26,000	24,242
Societe Generale SA, VRN, 3.65%, 7/8/35(1)	200,000	184,681
Swedbank AB, 3.36%, 4/4/25(1)(2)	200,000	200,750
UniCredit SpA, VRN, 3.13%, 6/3/32(1)	200,000	176,129
UniCredit SpA, VRN, 5.86%, 6/19/32(1)	200,000	196,736
		1,204,116
Building Products — 0.6%
Builders FirstSource, Inc., 5.00%, 3/1/30(1)	224,000	220,752
Standard Industries, Inc., 4.375%, 7/15/30(1)	210,000	192,612
		413,364
Capital Markets — 4.9%
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	278,000	251,096
Blackstone Private Credit Fund, 4.70%, 3/24/25(1)	205,000	208,078
Blue Owl Finance LLC, 4.125%, 10/7/51(1)	58,000	46,141
Coinbase Global, Inc., 3.375%, 10/1/28(1)(3)	182,000	161,016
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	198,023
Deutsche Bank AG, VRN, 3.74%, 1/7/33	375,000	331,905
FS KKR Capital Corp., 4.25%, 2/14/25(1)(3)	466,000	458,890
FS KKR Capital Corp., 3.125%, 10/12/28	182,000	162,612
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	628,000	584,509
Hercules Capital, Inc., 2.625%, 9/16/26	148,000	136,161
Hercules Capital, Inc., 3.375%, 1/20/27	45,000	42,318
Main Street Capital Corp., 3.00%, 7/14/26	41,000	38,068
Morgan Stanley, VRN, 2.63%, 2/18/26	156,000	153,140
Morgan Stanley, VRN, 2.48%, 9/16/36	111,000	95,351
Owl Rock Capital Corp., 3.40%, 7/15/26	426,000	400,594
Owl Rock Capital Corp., 2.625%, 1/15/27	155,000	139,163
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(1)	10,000	9,879
Owl Rock Technology Finance Corp., 2.50%, 1/15/27	164,000	148,367
		3,565,311
10

	Principal Amount/Shares	Value
Chemicals — 0.5%
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	$200,000	$196,256
Diamond BC BV, 4.625%, 10/1/29(1)(3)	170,000	152,900
		349,156
Construction and Engineering — 0.3%
GMR Hyderabad International Airport Ltd., 4.75%, 2/2/26	200,000	192,510
Consumer Finance — 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	212,000	195,915
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	121,000	108,695
Avolon Holdings Funding Ltd., 2.53%, 11/18/27(1)	64,000	56,648
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(1)	122,000	108,706
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(1)(3)	185,000	165,496
Navient Corp., 5.50%, 1/25/23	169,000	171,310
SLM Corp., 3.125%, 11/2/26	235,000	218,470
		1,025,240
Containers and Packaging — 0.6%
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/30(2)	460,000	433,550
Diversified Financial Services — 1.0%
Antares Holdings LP, 6.00%, 8/15/23(1)	245,000	250,229
Antares Holdings LP, 3.75%, 7/15/27(1)	285,000	263,413
Block Financial LLC, 3.875%, 8/15/30	174,000	171,182
Corebridge Financial, Inc., 3.85%, 4/5/29(1)(2)	36,000	35,957
		720,781
Diversified Telecommunication Services — 0.3%
Telecom Italia SpA, 5.30%, 5/30/24(1)	210,000	211,843
Electric Utilities — 1.0%
American Electric Power Co., Inc., VRN, 3.875%, 2/15/62	300,000	277,370
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	482,406	433,879
		711,249
Energy Equipment and Services — 0.9%
Guara Norte Sarl, 5.20%, 6/15/34(1)	527,747	484,989
Weatherford International Ltd., 8.625%, 4/30/30(1)	160,000	162,642
		647,631
Entertainment — 1.1%
Magallanes, Inc., 3.76%, 3/15/27(1)	84,000	83,987
Magallanes, Inc., 5.14%, 3/15/52(1)	182,000	186,636
Netflix, Inc., 4.875%, 4/15/28	320,000	336,096
Netflix, Inc., 5.875%, 11/15/28	165,000	182,292
		789,011
Equity Real Estate Investment Trusts (REITs) — 3.2%
American Finance Trust, Inc. / American Finance Operating Partner LP, 4.50%, 9/30/28(1)	230,000	207,473
EPR Properties, 4.75%, 12/15/26	160,000	160,284
EPR Properties, 4.95%, 4/15/28	274,000	274,474
EPR Properties, 3.60%, 11/15/31	28,000	25,433
IIP Operating Partnership LP, 5.50%, 5/25/26	355,000	354,682
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29	200,000	198,378
National Retail Properties, Inc., 4.30%, 10/15/28	335,000	345,050
RHP Hotel Properties LP / RHP Finance Corp., 4.75%, 10/15/27	47,000	45,316
11

	Principal Amount/Shares	Value
Sabra Health Care LP, 3.20%, 12/1/31	$157,000	$140,371
Tanger Properties LP, 2.75%, 9/1/31(3)	357,000	310,263
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/30(1)	250,000	241,818
		2,303,542
Food and Staples Retailing — 0.6%
United Natural Foods, Inc., 6.75%, 10/15/28(1)	425,000	436,127
Health Care Providers and Services — 0.6%
Owens & Minor, Inc., 6.625%, 4/1/30(1)	180,000	185,479
Tenet Healthcare Corp., 6.125%, 10/1/28(1)	240,000	244,165
		429,644
Hotels, Restaurants and Leisure — 2.5%
Caesars Entertainment, Inc., 4.625%, 10/15/29(1)	94,000	88,008
Carnival Corp., 5.75%, 3/1/27(1)	390,000	372,450
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)(2)	230,000	232,587
Penn National Gaming, Inc., 4.125%, 7/1/29(1)(3)	273,000	244,690
Scientific Games International, Inc., 7.25%, 11/15/29(1)(3)	224,000	235,120
Station Casinos LLC, 4.625%, 12/1/31(1)	300,000	274,957
Studio City Finance Ltd., 5.00%, 1/15/29(1)	200,000	152,554
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)(3)	215,000	208,430
		1,808,796
Household Durables — 0.1%
Safehold Operating Partnership LP, 2.85%, 1/15/32	117,000	103,366
Independent Power and Renewable Electricity Producers — 0.3%
Continuum Energy Levanter Pte Ltd., 4.50%, 2/9/27(1)	197,250	190,110
Insurance — 0.7%
American International Group, Inc., 4.20%, 4/1/28	202,000	210,048
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	98,000	87,845
SBL Holdings, Inc., VRN, 6.50%(1)(4)	273,000	249,795
		547,688
Interactive Media and Services — 0.3%
Weibo Corp., 3.50%, 7/5/24	200,000	195,403
Internet and Direct Marketing Retail — 0.5%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	172,546
B2W Digital Lux Sarl, 4.375%, 12/20/30	200,000	172,546
		345,092
Machinery — 0.3%
GrafTech Finance, Inc., 4.625%, 12/15/28(1)	250,000	232,959
Media — 2.5%
Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)	165,000	162,537
DISH DBS Corp., 5.25%, 12/1/26(1)	350,000	334,031
iHeartCommunications, Inc., 8.375%, 5/1/27	145,000	150,104
Paramount Global, VRN, 6.25%, 2/28/57	200,000	202,005
Paramount Global, VRN, 6.375%, 3/30/62	245,000	247,620
Sinclair Television Group, Inc., 4.125%, 12/1/30(1)	385,000	343,998
VTR Finance NV, 6.375%, 7/15/28(1)	400,000	388,302
		1,828,597
Metals and Mining — 2.8%
Alcoa Nederland Holding BV, 4.125%, 3/31/29(1)	250,000	245,304
Allegheny Technologies, Inc., 4.875%, 10/1/29(3)	180,000	170,792
Cleveland-Cliffs, Inc., 4.625%, 3/1/29(1)(3)	228,000	225,342
12

	Principal Amount/Shares	Value
CSN Inova Ventures, 6.75%, 1/28/28(1)	$200,000	$207,475
GUSAP III LP, 4.25%, 1/21/30(1)(3)	200,000	201,002
Indonesia Asahan Aluminium (Persero) PT, 5.45%, 5/15/30(1)	400,000	418,218
Novelis Corp., 4.75%, 1/30/30(1)	218,000	212,055
United States Steel Corp., 6.875%, 3/1/29(3)	350,000	364,612
		2,044,800
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/1/25(1)	186,000	185,522
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.75%, 6/15/29(1)	413,000	390,041
Starwood Property Trust, Inc., 4.375%, 1/15/27(1)	220,000	213,696
		789,259
Multi-Utilities — 0.4%
Sempra Energy, VRN, 4.125%, 4/1/52	300,000	280,829
Multiline Retail — 0.6%
JSM Global Sarl, 4.75%, 10/20/30(1)	400,000	351,222
Macy's Retail Holdings LLC, 5.875%, 3/15/30(1)	60,000	59,260
		410,482
Oil, Gas and Consumable Fuels — 4.5%
Antero Resources Corp., 7.625%, 2/1/29(1)	139,000	150,518
Antero Resources Corp., 5.375%, 3/1/30(1)	130,000	132,959
Blue Racer Midstream LLC / Blue Racer Finance Corp., 7.625%, 12/15/25(1)	250,000	261,876
Comstock Resources, Inc., 5.875%, 1/15/30(1)	260,000	256,490
CrownRock LP / CrownRock Finance, Inc., 5.00%, 5/1/29(1)	200,000	200,425
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	15,000	14,899
Geopark Ltd., 5.50%, 1/17/27(1)	600,000	572,544
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	184,281
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	100,000	96,645
MEG Energy Corp., 5.875%, 2/1/29(1)	215,000	218,366
Occidental Petroleum Corp., 6.375%, 9/1/28	150,000	169,114
Occidental Petroleum Corp., 6.125%, 1/1/31(3)	250,000	281,639
Petroleos Mexicanos, 5.95%, 1/28/31	300,000	277,335
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	200,000	200,422
Southwestern Energy Co., 5.375%, 3/15/30	220,000	223,885
		3,241,398
Paper and Forest Products — 0.2%
Glatfelter Corp., 4.75%, 11/15/29(1)	160,000	135,902
Pharmaceuticals — 0.4%
Bausch Health Cos., Inc., 5.25%, 1/30/30(1)	330,000	259,758
Real Estate Management and Development — 0.6%
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.25%, 4/15/30(1)	454,000	418,248
Semiconductors and Semiconductor Equipment — 0.4%
Broadcom, Inc., 4.00%, 4/15/29(1)(2)	84,000	84,101
Qorvo, Inc., 4.375%, 10/15/29	208,000	208,457
		292,558
Software†
Workday, Inc., 3.70%, 4/1/29(2)	26,000	26,081
Technology Hardware, Storage and Peripherals — 0.6%
Condor Merger Sub, Inc., 7.375%, 2/15/30(1)	350,000	336,219
HP, Inc., 4.00%, 4/15/29	30,000	29,915
13

	Principal Amount/Shares	Value
HP, Inc., 4.20%, 4/15/32	$62,000	$61,863
		427,997
Thrifts and Mortgage Finance — 1.3%
Freedom Mortgage Corp., 8.25%, 4/15/25(1)	135,000	134,796
Freedom Mortgage Corp., 6.625%, 1/15/27(1)	335,000	311,131
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(1)	340,000	346,569
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/26(1)	185,000	170,256
		962,752
Wireless Telecommunication Services — 1.3%
Kenbourne Invest SA, 6.875%, 11/26/24(1)	135,000	132,670
Kenbourne Invest SA, 4.70%, 1/22/28(1)	300,000	264,159
Sprint Corp., 7.125%, 6/15/24	155,000	166,439
Sprint Corp., 7.625%, 2/15/25	370,000	403,742
		967,010
TOTAL CORPORATE BONDS (Cost $31,745,779)		30,137,405
U.S. TREASURY SECURITIES — 20.8%
U.S. Treasury Notes, 0.875%, 1/31/24(5)	5,300,000	5,165,844
U.S. Treasury Notes, 0.375%, 4/15/24(5)	100,000	96,074
U.S. Treasury Notes, 1.125%, 1/15/25	1,300,000	1,251,961
U.S. Treasury Notes, 1.50%, 2/15/25	8,700,000	8,457,351
U.S. Treasury Notes, 1.625%, 8/15/29(5)	50,000	47,429
TOTAL U.S. TREASURY SECURITIES (Cost $15,257,672)		15,018,659
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0%
Private Sponsor Collateralized Mortgage Obligations — 9.0%
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(1)	13,110	13,101
Angel Oak Mortgage Trust, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(1)	10,654	10,654
Angel Oak Mortgage Trust, Series 2021-3, Class M1, VRN, 2.48%, 5/25/66(1)	400,000	369,137
Angel Oak Mortgage Trust, Series 2022-2, Class A2, VRN, 3.86%, 1/26/65(1)	163,548	163,658
Arroyo Mortgage Trust, Series 2019-1, Class M1, VRN, 4.00%, 1/25/49(1)	300,000	294,211
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.40%, (1-year H15T1Y plus 2.25%), 2/25/36	11,522	11,674
Bellemeade Re Ltd., Series 2017-1, Class B1 SEQ, VRN, 5.21%, (1-month LIBOR plus 4.75%), 10/25/27(1)	250,000	250,728
Bellemeade Re Ltd., Series 2017-1, Class M2, VRN, 3.81%, (1-month LIBOR plus 3.35%), 10/25/27(1)	70,737	71,066
Bellemeade Re Ltd., Series 2018-1A, Class M2, VRN, 3.36%, (1-month LIBOR plus 2.90%), 4/25/28(1)	142,738	142,345
Bellemeade Re Ltd., Series 2020-4A, Class M2B, VRN, 4.06%, (1-month LIBOR plus 3.60%), 6/25/30(1)	242,921	243,420
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 1.96%, 8/25/34	27,746	28,177
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, VRN, 2.56%, (1-month LIBOR plus 2.10%), 6/25/39(1)	76,649	76,655
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B1, VRN, 2.85%, (30-day average SOFR plus 2.75%), 12/25/41(1)	400,000	363,474
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class B1, VRN, 4.21%, 10/25/66(1)	142,899	129,846
14

	Principal Amount/Shares	Value
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class M1, VRN, 3.26%, 10/25/66(1)	$300,000	$277,229
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, VRN, 4.30%, 3/25/67	350,000	349,541
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, VRN, 5.19%, 5/25/65(1)	250,000	255,775
Farm Mortgage Trust, Series 2021-1, Class B, VRN, 3.25%, 7/25/51(1)	328,160	279,027
Flagstar Mortgage Trust, Series 2020-1INV, Class B4, VRN, 4.24%, 3/25/50(1)	240,792	228,595
Home RE Ltd., Series 2020-1, Class B1, VRN, 7.46%, (1-month LIBOR plus 7.00%), 10/25/30(1)	225,000	230,269
Homeward Opportunities Fund I Trust, Series 2020-2, Class B3, VRN, 5.51%, 5/25/65(1)	250,000	249,427
J.P. Morgan Wealth Management, Series 2021-CL1, Class M5, VRN, 3.75%, (30-day average SOFR plus 3.65%), 3/25/51(1)	113,407	109,989
JP Morgan Mortgage Trust, Series 2019-INV1, Class B4, VRN, 5.02%, 10/25/49(1)	284,746	279,298
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.15%, 11/25/35	19,066	18,667
Oaktown Re IV Ltd., Series 2020-1A, Class M2, VRN, 7.46%, (1-month LIBOR plus 7.00%), 7/25/30(1)	28,161	28,221
Oaktown Re V Ltd., Series 2020-2A, Class M2, VRN, 5.71%, (1-month LIBOR plus 5.25%), 10/25/30(1)	250,000	252,135
Radnor RE Ltd., Series 2019-1, Class M1B, VRN, 2.41%, (1-month LIBOR plus 1.95%), 2/25/29(1)	258,604	259,063
Traingle Re Ltd., Series 2020-1, Class M2, VRN, 6.06%, (1-month LIBOR plus 5.60%), 10/25/30(1)	130,000	130,766
Traingle Re Ltd., Series 2021-1, Class M1C, VRN, 3.86%, (1-month LIBOR plus 3.40%), 8/25/33(1)	300,000	300,366
Traingle Re Ltd., Series 2021-1, Class M2, VRN, 4.36%, (1-month LIBOR plus 3.90%), 8/25/33(1)	150,000	149,695
Triangle Re Ltd., Series 2021-3, Class M1A, VRN, 2.00%, (30-day average SOFR plus 1.90%), 2/25/34(1)	250,000	248,788
Verus Securitization Trust, Series 2020-2, Class M1, VRN, 5.36%, 5/25/60(1)	200,000	196,909
Verus Securitization Trust, Series 2021-R3, Class M1 SEQ, VRN, 2.41%, 4/25/64(1)	315,000	305,310
Vista Point Securitization Trust, Series 2020-1, Class B1, VRN, 5.375%, 3/25/65(1)	200,000	198,535
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	3,551	3,557
		6,519,308
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2019-DNA2, Class B1, VRN, 4.81%, (1-month LIBOR plus 4.35%), 3/25/49(1)	100,000	101,157
FNMA, Series 2015-C02, Class 1M2, VRN, 4.46%, (1-month LIBOR plus 4.00%), 5/25/25	86,761	86,875
FNMA, Series 2016-55, Class PI, IO, 4.00%, 8/25/46	399,526	73,088
FNMA, Series 2017-7, Class AI, IO, 6.00%, 2/25/47	349,259	68,454
FNMA, Series 2017-HRP1, Class M2, VRN, 2.91%, (1-month LIBOR plus 2.45%), 12/25/42	149,222	149,679
FNMA, Series 2018-C01, Class 1ED2, VRN, 1.31%, (1-month LIBOR plus 0.85%), 7/25/30	157,057	156,194
FNMA, Series 413, Class C27, IO, 4.00%, 7/25/42	285,208	41,404
		676,851
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,377,066)		7,196,159
15

		Principal Amount/Shares	Value
ASSET-BACKED SECURITIES — 8.4%
Aaset Trust, Series 2021-2A, Class B, 3.54%, 1/15/47(1)		$246,398	$227,288
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I SEQ, 4.19%, 6/5/49(1)		346,500	345,150
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.45%, 7/15/46(1)		240,513	200,093
CARS-DB4 LP, Series 2020-1A, Class B1, 4.17%, 2/15/50(1)		200,000	197,512
CARS-DB4 LP, Series 2020-1A, Class B2, 4.52%, 2/15/50(1)		100,000	98,164
Castlelake Aircraft Structured Trust, Series 2021-1A, Class A SEQ, 3.47%, 1/15/46(1)		260,113	241,202
Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.17%, 5/11/37		325,922	289,960
Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2 SEQ, 4.94%, 1/25/52(1)	CAD	250,000	193,373
Cologix Canadian Issuer LP, Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	200,000	155,111
Diamond Issuer, Series 2021-1A, Class A SEQ, 2.31%, 11/20/51(1)		$362,000	335,359
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(1)		325,000	306,631
Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2I SEQ, 4.12%, 7/25/48(1)		156,735	158,125
Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2II SEQ, 4.33%, 7/25/48(1)		117,068	117,473
Falcon Aerospace Ltd., Series 2019-1, Class A SEQ, 3.60%, 9/15/39(1)		321,475	290,413
FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.24%, 8/17/38(1)		100,000	89,885
Flexential Issuer, Series 2021-1A, Class A2 SEQ, 3.25%, 11/27/51(1)		300,000	284,638
GAIA Aviation Ltd., Series 2019-1, Class A, 3.97%, 12/15/44(1)		158,269	151,419
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.43%, 10/15/46(1)		253,834	219,451
MACH 1 Cayman Ltd., Series 2019-1, Class A SEQ, 3.47%, 10/15/39(1)		193,175	179,505
MAPS Trust, Series 2021-1A, Class A SEQ, 2.52%, 6/15/46(1)		471,150	436,707
Progress Residential Trust, Series 2021-SFR1, Class F, 2.76%, 4/17/38(1)		300,000	259,310
SAPPHIRE AVIATION FINANCE II Ltd., Series 2020-1A, Class A SEQ, 3.23%, 3/15/40(1)		200,201	180,985
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(1)		62,414	61,106
Slam Ltd., Series 2021-1A, Class B, 3.42%, 6/15/46(1)		238,275	219,823
START Ireland, Series 2019-1, Class A SEQ, 4.09%, 3/15/44(1)		142,865	132,418
Start Ltd., Series 2018-1, Class A SEQ, 4.09%, 5/15/43(1)		339,884	312,746
Trinity Rail Leasing LP, Series 2009-1A, Class A SEQ, 6.66%, 11/16/39(1)		131,933	135,744
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52(1)		250,000	244,179
TOTAL ASSET-BACKED SECURITIES (Cost $6,459,675)			6,063,770
COLLATERALIZED LOAN OBLIGATIONS — 4.8%
Ares XL CLO Ltd., Series 2016-40A, Class CRR, VRN, 3.04%, (3-month LIBOR plus 2.80%), 1/15/29(1)		250,000	245,362
Barings CLO Ltd., Series 2016-2A, Class DR2, VRN, 3.40%, (3-month LIBOR plus 3.15%), 1/20/32(1)		250,000	249,471
CIFC Funding Ltd., Series 2017-3A, Class C, VRN, 3.90%, (3-month LIBOR plus 3.65%), 7/20/30(1)		250,000	247,256
16

	Principal Amount/Shares	Value
Madison Park Funding XIX Ltd., Series 2015-19A, Class DR, VRN, 4.61%, (3-month LIBOR plus 4.35%), 1/22/28(1)	$275,000	$268,741
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class BR2, VRN, 2.41%, (3-month LIBOR plus 2.15%), 10/21/30(1)	275,000	271,669
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class C, VRN, 3.58%, (3-month LIBOR plus 3.33%), 10/20/31(1)	700,000	691,979
Rockford Tower CLO Ltd., Series 2018-1A, Class D, VRN, 3.48%, (3-month LIBOR plus 3.00%), 5/20/31(1)	250,000	248,092
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 2.60%, (3-month LIBOR plus 2.35%), 1/20/32(1)	100,000	99,956
Silver Creek CLO Ltd., Series 2014-1A, Class CR, VRN, 2.55%, (3-month LIBOR plus 2.30%), 7/20/30(1)	300,000	298,955
Silver Creek CLO Ltd., Series 2014-1A, Class DR, VRN, 3.60%, (3-month LIBOR plus 3.35%), 7/20/30(1)	250,000	249,027
Symphony CLO XIV Ltd., Series 2014-14A, Class CR, VRN, 2.34%, (3-month LIBOR plus 2.10%), 7/14/26(1)	275,000	275,185
TCI-Symphony CLO Ltd., Series 2016 -1A, Class CR2, VRN, 2.39%, (3-month LIBOR plus 2.15%), 10/13/32(1)	350,000	348,462
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $3,511,429)		3,494,155
PREFERRED STOCKS — 4.8%
Banks — 2.8%
Banco Mercantil del Norte SA, 8.375%(1)	200,000	209,122
Banco Santander SA, 4.75%	200,000	184,900
Barclays PLC, 4.375%	200,000	176,650
BNP Paribas SA, 4.625%(1)	345,000	325,162
ING Groep NV, 3.875%	200,000	175,000
JPMorgan Chase & Co., 4.60%	745,000	719,856
SVB Financial Group, 4.25%	266,000	246,549
		2,037,239
Capital Markets — 0.5%
Bank of New York Mellon Corp., 3.75%	305,000	282,705
Goldman Sachs Group, Inc., 3.80%	64,000	59,480
		342,185
Consumer Finance — 0.4%
Discover Financial Services, 5.50%	274,000	265,876
Insurance — 0.3%
Allianz SE, 3.20%(1)	255,000	221,850
Trading Companies and Distributors — 0.8%
Air Lease Corp., 4.125%	222,000	189,255
Aircastle Ltd., 5.25%(1)	425,000	391,000
		580,255
TOTAL PREFERRED STOCKS (Cost $3,716,309)		3,447,405
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.2%
Brazil — 0.6%
Brazilian Government International Bond, 6.00%, 4/7/26(3)	$400,000	434,110
Colombia — 0.6%
Colombia Government International Bond, 3.125%, 4/15/31	500,000	424,000
Dominican Republic — 0.6%
Dominican Republic International Bond, 6.875%, 1/29/26	400,000	426,004
Oman — 0.6%
Oman Government International Bond, 4.75%, 6/15/26	400,000	402,089
17

	Principal Amount/Shares	Value
South Africa — 1.4%
Republic of South Africa Government International Bond, 4.875%, 4/14/26(3)	$400,000	$408,146
Republic of South Africa Government International Bond, 5.875%, 6/22/30(3)	600,000	629,399
		1,037,545
Turkey — 0.4%
Turkey Government International Bond, 6.875%, 3/17/36	350,000	312,907
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,217,760)		3,036,655
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
BBCMS Mortgage Trust, Series 2019-BWAY, Class D, VRN, 2.56%, (1-month LIBOR plus 2.16%), 11/15/34(1)	172,000	167,704
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, VRN, 3.25%, (1-month LIBOR plus 2.85%), 11/15/34(1)	183,000	172,933
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(1)	350,000	315,254
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 2.40%, (1-month LIBOR plus 2.00%), 9/15/36(1)	400,000	385,925
BX Trust, Series 2021-ARIA, Class G, VRN, 3.54%, (1-month LIBOR plus 3.14%), 10/15/36(1)	186,000	179,713
Med Trust, Series 2021-MDLN, Class F, VRN, 4.40%, (1-month LIBOR plus 4.00%), 11/15/38(1)	219,300	215,005
One Market Plaza Trust, Series 2017-1MKT, Class E, 4.14%, 2/10/32(1)	121,000	118,788
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class C, VRN, 2.36%, (1-month LIBOR plus 1.90%), 7/25/36(1)	250,000	245,012
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,875,524)		1,800,334
BANK LOAN OBLIGATIONS(6) — 1.6%
Food and Staples Retailing — 0.1%
United Natural Foods, Inc., Term Loan B, 3.71%, (1-month LIBOR plus 3.25%), 10/22/25	46,560	46,252
Media — 0.5%
DirecTV Financing, LLC, Term Loan, 5.75%, (1-month LIBOR plus 5.00%), 8/2/27	405,875	405,954
Pharmaceuticals — 0.7%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 2.25%, (1-month LIBOR plus 1.75%), 3/15/28	166,740	165,334
Jazz Financing Lux S.a.r.l., USD Term Loan, 4.00%, (1-month LIBOR plus 3.50%), 5/5/28	347,873	347,025
		512,359
Technology Hardware, Storage and Peripherals — 0.3%
McAfee, LLC, 2022 USD Term Loan B, 3/1/29(7)	210,000	208,819
TOTAL BANK LOAN OBLIGATIONS (Cost $1,178,290)		1,173,384
CONVERTIBLE BONDS — 0.4%
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/22 (Cost $318,380)	315,000	315,197
SHORT-TERM INVESTMENTS — 6.3%
Money Market Funds — 5.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	104,950	104,950
State Street Navigator Securities Lending Government Money Market Portfolio(8)	3,905,698	3,905,698
		4,010,648
18

	Principal Amount/Shares	Value
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 3.125% - 3.625%, 2/15/43 - 8/15/43, valued at $47,291) in a joint trading account at 0.26%, dated 3/31/22, due 4/1/22 (Delivery value $46,356)		$46,355
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 8/15/44, valued at $472,304), at 0.25%, dated 3/31/22, due 4/1/22 (Delivery value $463,003)		463,000
		509,355
TOTAL SHORT-TERM INVESTMENTS (Cost $4,520,003)		4,520,003
TOTAL INVESTMENT SECURITIES — 105.5% (Cost $79,177,887)		76,203,126
OTHER ASSETS AND LIABILITIES — (5.5)%		(3,954,922)
TOTAL NET ASSETS — 100.0%		$72,248,204

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	352,217	CAD	449,834	UBS AG	6/15/22	$(7,540)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	7	June 2022	$1,483,453	$(7,490)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	35	June 2022	$4,300,625	$57,838
U.S. Treasury 5-Year Notes	18	June 2022	2,064,375	(3,973)
U.S. Treasury Long Bonds	5	June 2022	750,312	15,503
U.S. Treasury Ultra Bonds	1	June 2022	177,125	7,006
			$7,292,437	$76,374
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$12,684,000	$(624,715)	$(198,145)	$(822,860)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
19

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
IO	-	Interest Only
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $36,999,262, which represented 51.2% of total net assets.
(2)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,774,030. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Perpetual maturity with no stated maturity date.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $759,332.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.
(7)The interest rate will be determined upon settlement of the bank loan obligation after period end.
(8)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,905,698.

See Notes to Financial Statements.
20

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (cost of $75,272,189) — including $3,774,030 of securities on loan	$72,297,428
Investment made with cash collateral received for securities on loan, at value (cost of $3,905,698)	3,905,698
Total investment securities, at value (cost of $79,177,887)	76,203,126
Cash	132,317
Receivable for investments sold	1,329,855
Receivable for capital shares sold	9,265
Receivable for variation margin on swap agreements	19,465
Interest and dividends receivable	607,743
Securities lending receivable	2,251
78,304,022

Liabilities
Payable for collateral received for securities on loan	3,905,698
Payable for investments purchased	2,025,186
Payable for capital shares redeemed	56,722
Payable for variation margin on futures contracts	11,836
Unrealized depreciation on forward foreign currency exchange contracts	7,540
Accrued management fees	43,080
Distribution and service fees payable	1,437
Dividends payable	4,319
6,055,818

Net Assets	$72,248,204

Net Assets Consist of:
Capital paid in	$76,798,049
Distributable earnings	(4,549,845)
$72,248,204

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$54,374,237	5,673,420	$9.58
I Class	$7,008,886	731,667	$9.58
Y Class	$5,987	625	$9.58
A Class	$4,535,115	473,247	$9.58*
C Class	$349,450	36,480	$9.58
R Class	$543,876	56,735	$9.59
R5 Class	$383,220	39,990	$9.58
R6 Class	$5,047,433	526,753	$9.58
*Maximum offering price $10.03 (net asset value divided by 0.955).

See Notes to Financial Statements.
21

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $472)	$2,390,072
Dividends (including $16,544 from affiliated funds)	57,804
Securities lending, net	11,269
2,459,145

Expenses:
Management fees	439,088
Distribution and service fees:
A Class	10,474
C Class	3,252
R Class	1,615
Trustees' fees and expenses	3,738
Other expenses	2,927
461,094
Fees waived(1)	(3,001)
458,093

Net investment income (loss)	2,001,052

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $116,471 from affiliated funds)	(497,143)
Forward foreign currency exchange contract transactions	2,600
Futures contract transactions	(179,276)
Swap agreement transactions	(67,873)
Foreign currency translation transactions	(113)
(741,805)

Change in net unrealized appreciation (depreciation) on:
Investments (including $(100,317) from affiliated funds)	(3,599,649)
Forward foreign currency exchange contracts	(7,332)
Futures contracts	90,330
Swap agreements	(198,145)
(3,714,796)

Net realized and unrealized gain (loss)	(4,456,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,455,549)
(1)Amount consists of $2,320, $264, $237, $14, $18, $3 and $145 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$2,001,052	$1,159,566
Net realized gain (loss)	(741,805)	1,722,017
Change in net unrealized appreciation (depreciation)	(3,714,796)	2,156,512
Net increase (decrease) in net assets resulting from operations	(2,455,549)	5,038,095

Distributions to Shareholders
From earnings:
Investor Class	(2,664,801)	(1,187,688)
I Class	(337,667)	(175,901)
Y Class	(350)	(247)
A Class	(223,483)	(95,851)
C Class	(14,964)	(5,921)
R Class	(15,606)	(8,700)
R5 Class	(12,314)	(2,687)
R6 Class	(279,174)	(104,753)
Decrease in net assets from distributions	(3,548,359)	(1,581,748)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	27,479,194	19,417,338

Net increase (decrease) in net assets	21,475,286	22,873,685

Net Assets
Beginning of period	50,772,918	27,899,233
End of period	$72,248,204	$50,772,918

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

24

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
25

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$2,799,770	—	—	—	$2,799,770
Sovereign Governments and Agencies	1,105,928	—	—	—	1,105,928
Total Borrowings	$3,905,698	—	—	—	$3,905,698
Gross amount of recognized liabilities for securities lending transactions					$3,905,698
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.
26

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the period ended March 31, 2022.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.74%	0.64%	0.54%	0.74%	0.74%	0.74%	0.54%	0.49%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $137,289,214, of which $36,478,217 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2022 totaled $111,514,421, of which $23,607,479 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,103,489	$31,877,259	2,423,260	$24,985,754
Issued in reinvestment of distributions	252,758	2,584,139	111,414	1,148,823
Redeemed	(1,192,920)	(12,141,023)	(1,269,313)	(13,076,692)
	2,163,327	22,320,375	1,265,361	13,057,885
I Class
Sold	991,822	10,377,228	461,584	4,792,118
Issued in reinvestment of distributions	32,936	335,965	17,085	175,901
Redeemed	(1,032,303)	(10,785,897)	(57,996)	(601,955)
	(7,545)	(72,704)	420,673	4,366,064
Y Class
Issued in reinvestment of distributions	35	350	24	247

A Class
Sold	200,979	2,030,909	188,932	1,961,369
Issued in reinvestment of distributions	20,785	212,966	9,291	95,851
Redeemed	(113,273)	(1,145,138)	(23,315)	(242,780)
	108,491	1,098,737	174,908	1,814,440
C Class
Sold	19,832	207,118	8,165	83,621
Issued in reinvestment of distributions	1,464	14,964	574	5,895
Redeemed	(1,737)	(17,738)	(13,603)	(140,370)
	19,559	204,344	(4,864)	(50,854)
R Class
Sold	43,790	436,288	11,027	112,060
Issued in reinvestment of distributions	1,515	15,500	839	8,646
Redeemed	(15,707)	(162,567)	(4,181)	(43,370)
	29,598	289,221	7,685	77,336
R5 Class
Sold	35,374	363,569	3,887	40,369
Issued in reinvestment of distributions	1,215	12,314	264	2,687
Redeemed	(1,104)	(11,060)	(10,120)	(103,443)
	35,485	364,823	(5,969)	(60,387)
R6 Class
Sold	586,431	6,067,561	250,784	2,597,235
Issued in reinvestment of distributions	27,244	277,479	10,143	104,414
Redeemed	(309,047)	(3,070,992)	(239,304)	(2,489,042)
	304,628	3,274,048	21,623	212,607
Net increase (decrease)	2,653,578	$27,479,194	1,879,441	$19,417,338
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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2022 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$1,702	$11	$1,613	$(100)	—	—	$116	$17
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

29

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$30,137,405	—
U.S. Treasury Securities	—	15,018,659	—
Collateralized Mortgage Obligations	—	7,196,159	—
Asset-Backed Securities	—	6,063,770	—
Collateralized Loan Obligations	—	3,494,155	—
Preferred Stocks	—	3,447,405	—
Sovereign Governments and Agencies	—	3,036,655	—
Commercial Mortgage-Backed Securities	—	1,800,334	—
Bank Loan Obligations	—	1,173,384	—
Convertible Bonds	—	315,197	—
Short-Term Investments	$4,010,648	509,355	—
	$4,010,648	$72,192,478	—
Other Financial Instruments
Futures Contracts	$80,347	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$11,463	—	—
Swap Agreements	—	$822,860	—
Forward Foreign Currency Exchange Contracts	—	7,540	—
	$11,463	$830,400	—

9. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,936,000.

30

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $117,821.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $12,161,661 futures contracts purchased and $5,004,570 futures contracts sold.

Value of Derivative Instruments as of March 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$19,465	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$7,540
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	11,836
		$19,465		$19,376
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(67,873)	Change in net unrealized appreciation (depreciation) on swap agreements	$(198,145)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	2,600	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(7,332)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(179,276)	Change in net unrealized appreciation (depreciation) on futures contracts	90,330
		$(244,549)		$(115,147)

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

11. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$3,271,308	$1,476,078
Long-term capital gains	$277,051	$105,670

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$79,215,898
Gross tax appreciation of investments	$197,529
Gross tax depreciation of investments	(3,210,301)
Net tax appreciation (depreciation) of investments	(3,012,772)
Net tax appreciation (depreciation) on derivatives	(179,107)
Net tax appreciation (depreciation)	$(3,191,879)
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(4,543)
Post-October capital loss deferral	$(1,353,423)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2022	$10.39	0.33	(0.59)	(0.26)	(0.34)	(0.21)	(0.55)	$9.58	(2.65)%	0.75%	0.75%	3.24%	3.24%	185%	$54,374
2021	$9.28	0.31	1.20	1.51	(0.32)	(0.08)	(0.40)	$10.39	16.47%	0.72%	0.75%	3.02%	2.99%	193%	$36,484
2020	$9.73	0.27	(0.45)	(0.18)	(0.27)	—	(0.27)	$9.28	(2.01)%	0.71%	0.75%	2.70%	2.66%	88%	$20,836
2019	$9.74	0.34	0.03	0.37	(0.38)	—	(0.38)	$9.73	3.88%	0.70%	0.76%	3.55%	3.49%	60%	$15,718
2018	$9.78	0.32	(0.04)	0.28	(0.32)	—	(0.32)	$9.74	2.86%	0.69%	0.76%	3.27%	3.20%	64%	$12,228
I Class
2022	$10.39	0.34	(0.59)	(0.25)	(0.35)	(0.21)	(0.56)	$9.58	(2.55)%	0.65%	0.65%	3.34%	3.34%	185%	$7,009
2021	$9.28	0.32	1.20	1.52	(0.33)	(0.08)	(0.41)	$10.39	16.59%	0.62%	0.65%	3.12%	3.09%	193%	$7,679
2020	$9.73	0.28	(0.45)	(0.17)	(0.28)	—	(0.28)	$9.28	(1.91)%	0.61%	0.65%	2.80%	2.76%	88%	$2,955
2019	$9.73	0.35	0.03	0.38	(0.38)	—	(0.38)	$9.73	4.09%	0.60%	0.66%	3.65%	3.59%	60%	$1,345
2018(3)	$9.79	0.33	(0.07)	0.26	(0.32)	—	(0.32)	$9.73	2.64%	0.59%(4)	0.66%(4)	3.37%(4)	3.30%(4)	64%(5)	$687

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2022	$10.39	0.35	(0.59)	(0.24)	(0.36)	(0.21)	(0.57)	$9.58	(2.36)%	0.55%	0.55%	3.44%	3.44%	185%	$6
2021	$9.28	0.33	1.20	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.71%	0.52%	0.55%	3.22%	3.19%	193%	$6
2020	$9.73	0.30	(0.46)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.78)%	0.51%	0.55%	2.90%	2.86%	88%	$5
2019	$9.73	0.36	0.03	0.39	(0.39)	—	(0.39)	$9.73	4.18%	0.50%	0.56%	3.75%	3.69%	60%	$5
2018(3)	$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.73%	0.49%(4)	0.56%(4)	3.46%(4)	3.39%(4)	64%(5)	$5
A Class
2022	$10.39	0.31	(0.59)	(0.28)	(0.32)	(0.21)	(0.53)	$9.58	(2.89)%	1.00%	1.00%	2.99%	2.99%	185%	$4,535
2021	$9.28	0.28	1.21	1.49	(0.30)	(0.08)	(0.38)	$10.39	16.18%	0.97%	1.00%	2.77%	2.74%	193%	$3,791
2020	$9.73	0.24	(0.45)	(0.21)	(0.24)	—	(0.24)	$9.28	(2.26)%	0.96%	1.00%	2.45%	2.41%	88%	$1,762
2019	$9.74	0.32	0.02	0.34	(0.35)	—	(0.35)	$9.73	3.62%	0.95%	1.01%	3.30%	3.24%	60%	$1,325
2018	$9.77	0.29	(0.03)	0.26	(0.29)	—	(0.29)	$9.74	2.71%	0.94%	1.01%	3.02%	2.95%	64%	$662
C Class
2022	$10.39	0.23	(0.59)	(0.36)	(0.24)	(0.21)	(0.45)	$9.58	(3.62)%	1.75%	1.75%	2.24%	2.24%	185%	$349
2021	$9.28	0.20	1.21	1.41	(0.22)	(0.08)	(0.30)	$10.39	15.32%	1.72%	1.75%	2.02%	1.99%	193%	$176
2020	$9.73	0.17	(0.45)	(0.28)	(0.17)	—	(0.17)	$9.28	(2.99)%	1.71%	1.75%	1.70%	1.66%	88%	$202
2019	$9.74	0.24	0.03	0.27	(0.28)	—	(0.28)	$9.73	2.85%	1.70%	1.76%	2.55%	2.49%	60%	$182
2018	$9.77	0.22	(0.03)	0.19	(0.22)	—	(0.22)	$9.74	1.94%	1.69%	1.76%	2.27%	2.20%	64%	$1,194

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2022	$10.40	0.28	(0.59)	(0.31)	(0.29)	(0.21)	(0.50)	$9.59	(3.13)%	1.25%	1.25%	2.74%	2.74%	185%	$544
2021	$9.28	0.26	1.21	1.47	(0.27)	(0.08)	(0.35)	$10.40	15.88%	1.22%	1.25%	2.52%	2.49%	193%	$282
2020	$9.73	0.22	(0.45)	(0.23)	(0.22)	—	(0.22)	$9.28	(2.39)%	1.21%	1.25%	2.20%	2.16%	88%	$181
2019	$9.74	0.29	0.03	0.32	(0.33)	—	(0.33)	$9.73	3.36%	1.20%	1.26%	3.05%	2.99%	60%	$112
2018	$9.78	0.27	(0.04)	0.23	(0.27)	—	(0.27)	$9.74	2.45%	1.19%	1.26%	2.77%	2.70%	64%	$825
R5 Class
2022	$10.39	0.34	(0.57)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.46)%	0.55%	0.55%	3.44%	3.44%	185%	$383
2021	$9.28	0.31	1.22	1.53	(0.34)	(0.08)	(0.42)	$10.39	16.70%	0.52%	0.55%	3.22%	3.19%	193%	$47
2020	$9.73	0.29	(0.45)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.82)%	0.51%	0.55%	2.90%	2.86%	88%	$97
2019	$9.74	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.73	4.09%	0.50%	0.56%	3.75%	3.69%	60%	$99
2018	$9.77	0.34	(0.03)	0.31	(0.34)	—	(0.34)	$9.74	3.17%	0.49%	0.56%	3.47%	3.40%	64%	$733
R6 Class
2022	$10.39	0.36	(0.59)	(0.23)	(0.37)	(0.21)	(0.58)	$9.58	(2.41)%	0.50%	0.50%	3.49%	3.49%	185%	$5,047
2021	$9.28	0.33	1.21	1.54	(0.35)	(0.08)	(0.43)	$10.39	16.76%	0.47%	0.50%	3.27%	3.24%	193%	$2,308
2020	$9.73	0.28	(0.44)	(0.16)	(0.29)	—	(0.29)	$9.28	(1.77)%	0.46%	0.50%	2.95%	2.91%	88%	$1,861
2019	$9.74	0.36	0.03	0.39	(0.40)	—	(0.40)	$9.73	4.14%	0.45%	0.51%	3.80%	3.74%	60%	$137
2018	$9.78	0.35	(0.05)	0.30	(0.34)	—	(0.34)	$9.74	3.22%	0.44%	0.51%	3.52%	3.45%	64%	$789

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through March 31, 2018.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Income Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Income Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $277,051, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2022.

The fund hereby designates $1,224,913 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2022.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 2205

Annual Report

March 31, 2022

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)
G Class (AGGXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2022. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Soaring Inflation, Escalating Volatility Led to Mixed Results for Stocks and Bonds

Upbeat economic and earnings data and continued Federal Reserve (Fed) support generally buoyed stock returns for most of the reporting period. Despite periodic outbreaks of COVID-19, the worst of the virus appeared over in the U.S., and pre-pandemic activities gradually resumed. Bonds delivered solid gains in the first half of the period before a Fed policy pivot triggered a drastic sentiment shift in fixed-income markets.

Early in the period, inflation began a steady upward march. Initially, the Fed was unfazed, viewing the price hikes as a temporary economic consequence of recovering from the pandemic. But by late 2021, inflation was surging toward multidecade highs, prompting the Fed to adopt a more hawkish strategy.

Policymakers announced an abrupt end to bond buying followed by a March rate hike, the first since 2018. At period-end, market indicators reflected expectations for more aggressive Fed rate hikes along with balance sheet cuts to tame inflation.

In addition to an 8.5% annual inflation rate and a hawkish Fed, Russia’s invasion of Ukraine further rattled investors in early 2022. Stocks declined sharply amid the unrest, but strong performance earlier in the fiscal year left most U.S. indices with solid 12-month gains. For bonds, declines in the second half of the reporting period overwhelmed earlier gains, and most U.S. fixed-income indices retreated for the 12 months overall.

Staying Focused in Uncertain Times

We expect market volatility to linger amid elevated inflation and tighter Fed policy. In addition, Russia’s invasion of Ukraine has led to a devastating humanitarian crisis and further complicated a tense geopolitical backdrop. We will continue to monitor the evolving situation and its implications for our clients and our investment exposure.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet prevailing challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%	0.78%	0.40%	—	4/1/93
A Class	AGQXX	0.01%	0.65%	—	0.52%	12/1/15
C Class	AGHXX	0.01%	0.41%	—	0.33%	12/1/15
G Class	AGGXX	0.11%	—	—	1.11%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class	G Class
0.45%	0.70%	1.20%	0.45%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.
3

Fund Characteristics

MARCH 31, 2022
7-Day Current Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	0.01%	0.01%	0.01%	0.42%
Before waiver	-0.03%	-0.28%	-0.78%	-0.03%
7-Day Effective Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	0.01%	0.01%	0.01%	0.42%
(1)Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	31 days
Weighted Average Life	64 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	80%
31-90 days	3%
91-180 days	15%
More than 180 days	2%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period(1) 10/1/21 - 3/31/22	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$0.60	0.12%
A Class	$1,000	$1,000.00	$0.60	0.12%
C Class	$1,000	$1,000.10	$0.60	0.12%
G Class	$1,000	$1,000.70	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,024.33	$0.61	0.12%
A Class	$1,000	$1,024.33	$0.61	0.12%
C Class	$1,000	$1,024.33	$0.61	0.12%
G Class	$1,000	$1,024.93	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include trustees' fees and expenses, did not exceed 0.005%.
6

Schedule of Investments

MARCH 31, 2022

	Principal Amount	Value
CORPORATE BONDS — 29.9%
1450 Midvale Investors LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	$9,855,000	$9,855,000
1834 Bentley Investors LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	7,840,000	7,840,000
2140 Bentley Investors LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	4,225,000	4,225,000
500 Columbia Place LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	31,000,000	31,000,000
Anton Mountain View LLC, VRDN, 0.55%, 4/30/22 (LOC: FHLB)	32,555,000	32,555,000
CG-USA Simi Valley LP, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	15,500,000	15,500,000
Dennis Wesley Co., Inc., VRDN, 0.65%, 4/7/22 (LOC: FHLB)	1,905,000	1,905,000
Doghouse Properties LLC, VRDN, 0.69%, 4/7/22 (LOC: FHLB)	870,000	870,000
EPR GO Zone Holdings LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 0.55%, 4/11/22 (LOC: FHLB)	9,550,000	9,550,000
Gold River 659 LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	8,500,000	8,500,000
Johnston Family Insurance LLC, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	4,035,000	4,035,000
KDF Glenview LP, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	3,950,000	3,950,000
Marvin J Base 2019 Irrevocable Trust, VRDN, 0.54%, 4/30/22 (LOC: FHLB)	2,985,000	2,985,000
New Village Green LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	6,000,000	6,000,000
Saddleback Valley Community Church, VRDN, 0.60%, 4/7/22 (LOC: FHLB)	6,220,000	6,220,000
Santa Monica Ocean Park Partners LP, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	9,370,000	9,370,000
Sheryl P Werner Irrevocable Trust, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	3,830,000	3,830,000
Shil Park Irrevocable Life Insurance Trust, VRDN, 0.54%, 4/7/22 (LOC: FHLB)	5,065,000	5,065,000
Synergy Colgan Creek LLC, VRDN, 0.55%, 4/7/22 (LOC: FHLB)	1,000,000	1,000,000
Varenna Care Center LP, VRDN, 0.55%, 4/11/22 (LOC: FHLB)	8,765,000	8,765,000
West Valley MC LLC, VRDN, 0.97%, 4/7/22 (LOC: FHLB)	5,100,000	5,100,000
TOTAL CORPORATE BONDS		203,115,000
MUNICIPAL SECURITIES — 27.6%
Alachua County Housing Finance Authority Rev., (Santa Fe Apartments II Ltd.), VRDN, 0.50%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	615,000	615,000
Andover Rev., (Presbyterian Homes of Andover, Inc.), VRDN, 0.51%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	1,200,000	1,200,000
Bexar County Housing Finance Corp. Rev., (AAMHA LLC), VRDN, 0.50%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	2,705,000	2,705,000
Bloomington Rev., (Presbyterian Homes Obligated Group), VRDN, 0.51%, 4/7/22 (LIQ FAC: FHLMC)	7,635,000	7,635,000
Brevard County Housing Finance Authority Rev., Series 2004 A, (Wickham Club Apartments), VRDN, 0.52%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	5,095,000	5,095,000
California Housing Finance Agency Rev., (Mission Gardens Affordable LP), VRDN, 0.50%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	200,000	200,000
California Statewide Communities Development Authority Rev., (Brea Imperial Park LP), VRDN, 0.53%, 4/7/22 (LOC: FHLMC)	10,620,000	10,620,000
California Statewide Communities Development Authority Rev., (David Avenue SJC LP), VRDN, 0.53%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	5,300,000	5,300,000
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	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Kelvin Court LP), VRDN, 0.57%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	$550,000	$550,000
California Statewide Communities Development Authority Rev., (Southside Brookshore Associates LP), VRDN, 0.56%, 4/7/22 (LOC: East West Bank and FHLB)	10,290,000	10,290,000
City of Oakdale Rev., (Housing Cottage Homesteads), VRDN, 0.54%, 4/7/22 (LOC: FHLMC)	4,785,000	4,785,000
Collier County Housing Finance Authority Rev., (Sawgrass Pines LLC), VRDN, 0.53%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	5,400,000	5,400,000
District of Columbia Housing Finance Agency Rev., (Park 7 Residential LP), VRDN, 0.51%, 4/7/22 (LIQ FAC: FHLMC)	1,995,000	1,995,000
Downtown Bainbridge Development Authority Rev., (Rivertown Development LLC), VRDN, 0.62%, 4/7/22 (LOC: First Port City Bank)(SBBPA: FHLB)(1)	4,000,000	4,000,000
Hillsborough County Housing Finance Authority Rev., (Grande Oaks LLC), VRDN, 0.53%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	5,500,000	5,500,000
Hillsborough County Housing Finance Authority Rev., (Hunters Run Partners Ltd.), VRDN, 0.52%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	6,005,000	6,005,000
Hillsborough County Housing Finance Authority Rev., (RPK Associates Ltd.), VRDN, 0.52%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	7,120,000	7,120,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota Rev., (Highland Ridge LLLP), VRDN, 0.51%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	3,085,000	3,085,000
Illinois Housing Development Authority Rev., (Woodlawn Six LP), VRDN, 0.53%, 4/7/22 (LOC: FHLMC)	985,000	985,000
Indianapolis Rev., (Foundation for Affordable Rental Housing, Inc.), VRDN, 0.45%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	4,400,000	4,400,000
Inver Grove Heights Rev., (PHM/Inver Grove, Inc.), VRDN, 0.51%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	4,165,000	4,165,000
Louisiana Housing Corp. Rev., (Reserve at Jefferson Crossing LLC), VRDN, 0.53%, 4/7/22 (LOC: FHLMC)	2,725,000	2,725,000
Maryland Community Development Administration Rev., (Multi-Family Development), VRDN, 0.52%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	4,975,000	4,975,000
Maryland Community Development Administration Rev., (New Shakespeare Park LP), VRDN, 0.52%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	7,200,000	7,200,000
Massachusetts Health & Educational Facilities Authority Rev., (Massachusetts Development Finance Agency), VRDN, 0.53%, 4/7/22 (LOC: RBS Citizens N.A. and FHLB)	775,000	775,000
Metropolitan Government Nashville & Davidson County Industrial Development Board Rev., (Starwood Properties Four LLC), VRDN, 0.50%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	1,000,000	1,000,000
Mississippi Business Finance Corp. Rev., (Jackson Heart Realty LLC), VRDN, 0.58%, 4/7/22 (LOC: Trustmark National Bank and FHLB)	2,400,000	2,400,000
Nevada Housing Division Rev., (Cheyenne Apartments PPG LP), VRDN, 0.48%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	100,000	100,000
Nevada Housing Division Rev., (Horizon Pines LLC), VRDN, 0.50%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	6,950,000	6,950,000
Nevada Housing Division Rev., (Vista Creek Apartments LLC), VRDN, 0.55%, 4/7/22 (LOC: East West Bank and FHLB)	12,615,000	12,615,000
New Mexico Mortgage Finance Authority Rev., (Villas de San Ignacio LP), VRDN, 0.50%, 4/7/22 (LOC: FHLMC)	100,000	100,000
New York City Housing Development Corp. Rev., (Nagle Courtyard Apartments), VRDN, 0.53%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	4,000,000	4,000,000
New York City Housing Development Corp. Rev., (Ogden Avenue LP), VRDN, 0.53%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	4,560,000	4,560,000
8

	Principal Amount	Value
New York State Housing Finance Agency Rev., (River Place II LLC), VRDN, 0.51%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	$200,000	$200,000
New York State Housing Finance Agency Rev., VRDN, 0.45%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	500,000	500,000
Oak Park Heights Rev., (VSSA Boutwells Landing LLC), VRDN, 0.51%, 4/7/22 (LIQ FAC: FHLMC)	2,740,000	2,740,000
Orange County Housing Finance Authority Rev., (Mid-America Apartments LP), VRDN, 0.52%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	14,300,000	14,300,000
Oregon State Facilities Authority Rev., (Quatama Housing LP), VRDN, 0.61%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	5,435,000	5,435,000
Pennsylvania Housing Finance Agency Rev., (Foxwood Preservation Partners LP), VRDN, 0.50%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	300,000	300,000
Pierce County Economic Development Corp. Rev., (Sumner Leasing LLC), VRDN, 0.67%, 4/7/22 (LOC: FHLB and Homestreet Bank)	40,000	40,000
Pinellas County Housing Finance Authority Rev., Series 2011, (Bayside Court), VRDN, 0.50%, 4/7/22 (LOC: FHLMC)	910,000	910,000
Plymouth Rev., (OPR LP), VRDN, 0.54%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	1,165,000	1,165,000
Portland Rev., (Civic Redevelopment LP), VRDN, 0.55%, 4/7/22 (LOC: FHLMC)(LIQ FAC: FHLMC)	7,800,000	7,800,000
Roseville Rev., (EagleCrest Senior Housing LLC), VRDN, 0.51%, 4/7/22 (LOC: FHLMC)	2,770,000	2,770,000
Santa Cruz Redevelopment Agency Rev., (1010 Pacific Investors LP), VRDN, 0.57%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	4,650,000	4,650,000
Santa Cruz Redevelopment Agency Rev., (Santa Cruz Shaffer Road Investors LP), VRDN, 0.57%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	100,000	100,000
Spring Lake Park Rev., (Noah's Ark Affordable Housing, Inc.), VRDN, 0.51%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	1,970,000	1,970,000
St. Tammany Parish Economic & Industrial Development District Rev., (Diversified Foods and Seasonings LLC), VRDN, 0.63%, 4/7/22 (LOC: Fidelity Homestead Assistance and FHLB)	160,000	160,000
Tarrant County Housing Finance Corp. Rev., Series 2003, (Gateway Arlington Apartments), VRDN, 0.57%, 4/7/22 (LOC: FNMA)	230,000	230,000
Volusia County Housing Finance Authority Rev., (Fisherman's Landing Associates Ltd.), VRDN, 0.49%, 4/7/22 (LOC: FNMA)(LIQ FAC: FNMA)	5,265,000	5,265,000
TOTAL MUNICIPAL SECURITIES		187,585,000
U.S. GOVERNMENT AGENCY SECURITIES(2) — 26.1%
Adjustable-Rate U.S. Government Agency Securities — 13.4%
Federal Farm Credit Banks Funding Corp., VRN, 0.31%, (SOFR plus 0.04%), 7/11/22	10,000,000	9,999,930
Federal Farm Credit Banks Funding Corp., VRN, 0.42%, (SOFR plus 0.15%), 7/28/22	1,967,000	1,967,048
Federal Farm Credit Banks Funding Corp., VRN, 0.33%, (SOFR plus 0.06%), 10/21/22	900,000	900,101
Federal Farm Credit Banks Funding Corp., VRN, 0.33%, (SOFR plus 0.06%), 12/13/22	250,000	250,027
Federal Farm Credit Banks Funding Corp., VRN, 0.33%, (SOFR plus 0.06%), 1/20/23	2,000,000	2,000,000
Federal Farm Credit Banks Funding Corp., VRN, 0.28%, (SOFR plus 0.01%), 1/30/23	5,200,000	5,199,453
Federal Farm Credit Banks Funding Corp., VRN, 0.33%, (SOFR plus 0.06%), 2/9/23	1,850,000	1,850,000
Federal Farm Credit Banks Funding Corp., VRN, 0.30%, (SOFR plus 0.03%), 8/28/23	10,000,000	10,000,000
9

	Principal Amount	Value
Federal Farm Credit Banks Funding Corp., VRN, 0.32%, (SOFR plus 0.05%), 3/8/24	$5,000,000	$5,000,000
Federal Farm Credit Banks Funding Corp., VRN, 0.32%, (SOFR plus 0.05%), 3/11/24	5,000,000	5,000,000
Federal Home Loan Bank, VRN, 0.28%, (SOFR plus 0.01%), 8/5/22	20,000,000	20,000,000
Federal Home Loan Bank, VRN, 0.28%, (SOFR plus 0.01%), 8/19/22	5,000,000	5,000,000
Federal Home Loan Bank, VRN, 0.33%, (SOFR plus 0.06%), 12/8/22	9,000,000	9,000,000
Federal National Mortgage Association, VRN, 0.47%, (SOFR plus 0.20%), 6/15/22	15,000,000	15,000,000
		91,166,559
Fixed-Rate U.S. Government Agency Securities — 12.7%
Federal Farm Credit Banks Funding Corp., 0.06%, 4/6/22	25,000,000	24,999,949
Federal Farm Credit Banks Funding Corp., 0.375%, 4/8/22	2,300,000	2,300,142
Federal Farm Credit Banks Funding Corp., 1.875%, 6/14/22	10,000,000	10,036,665
Federal Farm Credit Banks Funding Corp., 0.21%, 12/2/22	10,000,000	9,999,812
Federal Home Loan Bank, 0.07%, 7/26/22	15,500,000	15,499,959
Federal Home Loan Bank, 2.00%, 9/9/22	4,465,000	4,499,407
Federal Home Loan Bank, 0.07%, 9/28/22	2,000,000	1,998,263
Federal Home Loan Bank Discount Notes, 0.10%, 4/1/22	4,000,000	4,000,000
Federal Home Loan Bank Discount Notes, 0.18%, 4/5/22	7,820,000	7,819,843
Federal Home Loan Bank Discount Notes, 0.24%, 4/18/22	500,000	499,943
Federal Home Loan Bank Discount Notes, 0.75%, 7/1/22	5,000,000	4,992,202
		86,646,185
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		177,812,744
U.S. TREASURY SECURITIES(2) — 13.0%
U.S. Treasury Bills, 0.15%, 4/5/22	3,000,000	2,999,949
U.S. Treasury Bills, 0.15%, 5/10/22	5,000,000	4,999,188
U.S. Treasury Bills, 0.45%, 5/19/22	3,000,000	2,998,240
U.S. Treasury Bills, 0.21%, 6/30/22	17,500,000	17,490,812
U.S. Treasury Bills, 0.89%, 9/22/22	40,000,000	39,831,800
U.S. Treasury Bonds, 7.25%, 8/15/22	15,000,000	15,396,283
U.S. Treasury Cash Management Bills, 0.68%, 7/19/22	3,000,000	2,993,960
U.S. Treasury Notes, 1.875%, 4/30/22	1,900,000	1,902,705
TOTAL U.S. TREASURY SECURITIES		88,612,937
TOTAL INVESTMENT SECURITIES — 96.6%		657,125,681
OTHER ASSETS AND LIABILITIES — 3.4%		22,991,354
TOTAL NET ASSETS — 100.0%		$680,117,035

10

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
SBBPA	-	Standby Bond Purchase Agreement
SOFR	-	Secured Overnight Financing Rate
VRDN	-	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,000,000, which represented 0.6% of total net assets.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2022
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$657,125,681
Cash	14,067,860
Receivable for investments sold	30,619,818
Receivable for capital shares sold	514,329
Interest receivable	364,018
702,691,706

Liabilities
Payable for investments purchased	21,812,016
Payable for capital shares redeemed	603,337
Accrued management fees	159,318
22,574,671

Net Assets	$680,117,035

Net Assets Consist of:
Capital paid in	$680,164,952
Distributable earnings	(47,917)
$680,117,035

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$582,092,979	582,270,619	$1.00
A Class	$78,959,228	78,959,731	$1.00
C Class	$230,800	230,804	$1.00
G Class	$18,834,028	18,833,958	$1.00

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2022
Investment Income (Loss)
Income:
Interest	$930,021

Expenses:
Management fees	3,680,997
Distribution and service fees:
A Class	202,237
C Class	1,747
Trustees' fees and expenses	50,141
3,935,122
Fees waived	(3,103,815)
831,307

Net investment income (loss)	98,714

Net realized gain (loss) on investment transactions	6,919

Net Increase (Decrease) in Net Assets Resulting from Operations	$105,633

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2022 AND MARCH 31, 2021
Increase (Decrease) in Net Assets	March 31, 2022	March 31, 2021
Operations
Net investment income (loss)	$98,714	$1,183,872
Net realized gain (loss)	6,919	(14,041)
Net increase (decrease) in net assets resulting from operations	105,633	1,169,831

Distributions to Shareholders
From earnings:
Investor Class	(72,049)	(141,202)
A Class	(8,090)	(9,909)
C Class	(23)	(30)
G Class	(18,552)	(1,032,731)
Decrease in net assets from distributions	(98,714)	(1,183,872)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(6,052,119)	(935,985,017)

Net increase (decrease) in net assets	(6,045,200)	(935,999,058)

Net Assets
Beginning of period	686,162,235	1,622,161,293
End of period	$680,117,035	$686,162,235

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2022

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class, C Class and G Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACC and its subsidiaries own 33% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The total amount of the waiver for each class for the period ended March 31, 2022 was $2,543,402, $282,653, $810 and $72,966 for the Investor Class, A Class, C Class and G Class, respectively.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2022 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.45%	0.10%
A Class			0.45%	0.10%
C Class			0.45%	0.10%
G Class			0.45%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2022 are detailed in the Statement of Operations.

16

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for the period ended March 31, 2022 was $202,237 and $1,747 for the A Class and C Class, respectively. The effective annual distribution and service fee after waiver was 0.00% for the A Class and 0.00% for C Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2022		Year ended March 31, 2021
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,439,360,947	$1,439,360,947	933,753,869	$933,753,869
Issued in reinvestment of distributions	71,413	71,413	139,908	139,908
Redeemed	(1,441,301,674)	(1,441,301,674)	(1,195,477,841)	(1,195,477,841)
	(1,869,314)	(1,869,314)	(261,584,064)	(261,584,064)
A Class
Sold	46,657,936	46,657,936	71,557,904	71,557,904
Issued in reinvestment of distributions	8,089	8,089	9,887	9,887
Redeemed	(56,810,253)	(56,810,253)	(64,872,533)	(64,872,533)
	(10,144,228)	(10,144,228)	6,695,258	6,695,258
C Class
Sold	101,735	101,735	291,933	291,933
Issued in reinvestment of distributions	21	21	28	28
Redeemed	(67,270)	(67,270)	(491,184)	(491,184)
	34,486	34,486	(199,223)	(199,223)
G Class
Sold	8,094,022	8,094,022	635,033,830	635,033,830
Issued in reinvestment of distributions	18,552	18,552	1,031,787	1,031,787
Redeemed	(2,185,637)	(2,185,637)	(1,316,962,605)	(1,316,962,605)
	5,926,937	5,926,937	(680,896,988)	(680,896,988)
Net increase (decrease)	(6,052,119)	$(6,052,119)	(935,985,017)	$(935,985,017)

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

17

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$98,714	$1,183,872
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2022, the fund had accumulated short-term capital losses of $(45,878) and accumulated long-term capital losses of $(2,039), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
18

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.45%	0.01%	(0.34)%	$582,093
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.16%	0.45%	0.02%	(0.27)%	$583,956
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.56%	0.46%	0.46%	1.56%	1.56%	$845,564
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	1.67%	0.46%	0.46%	1.65%	1.65%	$851,334
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.64%	0.46%	0.46%	0.62%	0.62%	$826,798
A Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	0.70%	0.01%	(0.59)%	$78,959
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.70%	0.02%	(0.52)%	$89,103
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.31%	0.71%	0.71%	1.31%	1.31%	$82,410
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	1.41%	0.71%	0.71%	1.40%	1.40%	$67,516
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.51%	0.57%	0.71%	0.51%	0.37%	$80,519
C Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.10%	1.20%	0.01%	(1.09)%	$231
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	1.20%	0.01%	(1.02)%	$196
2020	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	1.20%	1.21%	0.82%	0.81%	$396
2019	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.91%	1.21%	1.21%	0.90%	0.90%	$77
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.29%	0.74%	1.21%	0.34%	(0.13)%	$29

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
G Class
2022	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.11%	0.00%(3)	0.45%	0.11%	(0.34)%	$18,834
2021	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.17%	0.01%	0.45%	0.17%	(0.27)%	$12,907
2020	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.02%	0.01%	0.46%	2.01%	1.56%	$693,791
2019	$1.00	0.02	—(2)	0.02	(0.02)	$1.00	2.13%	0.01%	0.46%	2.10%	1.65%	$864,364
2018(4)	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	0.01%(5)	0.46%(5)	1.20%(5)	0.75%(5)	$971,546

Notes to Financial Highlights
(1)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)Per-share amount was less than $0.005.
(3)Ratio was less than 0.005%.
(4)July 28, 2017 (commencement of sale) through March 31, 2018.
(5)Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Century Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (the “Fund”), one of the funds constituting the American Century Investment Trust, as of March 31, 2022, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Government Money Market Fund of the American Century Investment Trust as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended March 31, 2021 and the financial highlights for each of the four years in the period ended March 31, 2021 were audited by other auditors, whose report, dated May 18, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Jeremy I. Bulow, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Jonathan S. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Jonathan S. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee and Board Chair	Since 2011 (Board Chair since 2022)	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries, Ltd.; CYS Investments, Inc.(2012-2017)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	78	None
Jennifer Cabalquinto (1968)	Trustee	Since 2021	Chief Financial Officer, 2K (interactive entertainment) (2021 to present); Special Advisor, GSW Sports, LLC (2020 to 2021); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	Sabio Holdings, Inc.
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	38	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Program Administrator, including members of ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain Fund’s investments is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent first and third quarters of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 2205

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $373,096
FY 2022: $278,502

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $144,500
FY 2022: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 25, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2022